ANNUAL REPORT

May 31, 2001                                U.S. EQUITY FUNDS
CLASSES A, B, C, I, M AND T
                                            Pilgrim MagnaCap
                                            Pilgrim Growth and Income
                                            Pilgrim Research Enhanced Index
                                            Pilgrim Tax Efficient Equity
                                            Pilgrim Growth Opportunities
                                            Pilgrim LargeCap Growth
                                            Pilgrim MidCap Opportunities
                                            Pilgrim MidCap Growth
                                            Pilgrim Growth + Value
                                            Pilgrim SmallCap Opportunities
                                            Pilgrim SmallCap Growth
                                            Pilgrim Financial Services
                                            Pilgrim Internet

                                            EQUITY & INCOME FUNDS

                                            Pilgrim Balanced Pilgrim Convertible

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                                TABLE OF CONTENTS
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                 Letter to Shareholders ...................    1
                 Portfolio Managers' Reports:
                   U.S. Equity Funds ......................    2
                   Equity & Income Funds ..................   28
                 Index Descriptions .......................   32
                 Report of Independent Auditors ...........   33
                 Statements of Assets and Liabilities .....   34
                 Statements of Operations .................   40
                 Statements of Changes in Net Assets ......   45
                 Financial Highlights .....................   53
                 Notes to Financial Statements ............   68
                 Portfolios of Investments ................   92
                 Shareholder Meetings .....................  122
                 Tax Information ..........................  124
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                             LETTER TO SHAREHOLDERS
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Dear Shareholders:

We are pleased to present the May 31, 2001 Annual Report for the Pilgrim Funds.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Subsequently, in February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor. There are fifteen Funds included in this Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)


Sincerely,

ING Pilgrim Group, LLC
July 15, 2001

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                                                                       Portfolio
PILGRIM MAGNACAP FUND                                           Managers' Report
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Portfolio Management Team: Howard N. Kornblue, Senior Vice President and Senior
Portfolio Manager; G. David Underwood, CFA, Vice President and Portfolio
Manager, ING Pilgrim Investments, LLC. In June 2001, Thomas Jackson, Senior Vice President and Senior Portfolio Manager, began serving as Portfolio Manager and Howard N. Kornblue began serving as Auxiliary Portfolio Manager..

Goal: The Pilgrim MagnaCap Fund (the "Fund") seeks growth of capital, with dividend income as a secondary consideration. As a disciplined investment philosophy fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are generally assessed with reference to the following criteria as ideal:

     * A company must pay or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

     * A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

     *    Dividend payout must be less than 65% of current earnings.

     * Long-term debt should be no more than 25% of the company's total capitalization, or a company's bonds must be rated at least A- or A-3.

     * The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the price of the company's stock at the time of purchase to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500 Composite Stock Price Index.

Market Overview: We have just completed one of the most extraordinary years in stock market history. Last year's massacre of technology and Internet stocks marked the end of one of the US's biggest financial manias of the last 100 years. Yet it was a massacre that left much of the market relatively unscathed. The Nasdaq Composite Index plunged 39.3% to 2,470.5, the worst year since it was created in 1971, giving back almost all of 1999's record 86% gain. Its peak to trough 54% plunge represented a loss of $3.3 trillion, equivalent to one-third of the houses in America disappearing. The Dow Jones Industrial Average fell only 6.2% to 10,786.9 for the year. That broke a nine-year winning streak and represented its worst calendar year since 1981. The Standard & Poor's 500 stock index ("S&P 500") lost 10.1% to 1,320.3 last year, its worst since 1977. The Dow and the S&P 500 have given up less than a sixth of what they made when they tripled between 1995 and 1999, and excess in the market has been liquidated without destroying the entire market. The top performing stocks included utilities and health care stocks, including hospital companies, drug distributors, medical device makers and drug companies. Among utility stocks, the strongest were the natural gas producers, which benefited from soaring natural gas prices and worries about winter shortages. The big losers were almost all technology related, and included the names of beleaguered Internet related companies whose businesses did not hold up. Stocks ended the first quarter of 2001 with one of the worst periods ever for equity returns, further pressuring markets already under siege. The quarter started constructively with the equity markets trending upward in January, only to weaken markedly in February and be followed by a widespread rout in March. The late-quarter sell-off hit every major equity index and investment style. Investors continued to dump technology and telecommunications stocks, but pummeled the rest of the market indiscriminately. Most unusual, the sell down took place even as the Federal Reserve lowered interest rates. The S&P 500 lost 11.9%. Punished the most, the technology-dominated NASDAQ lost 25.5%.

Performance: For the eleven months ended May 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -2.77%, compared to the S&P 500 Index, which returned -12.70% for the same period.

Portfolio Specifics: We believe that the Fund's past success can be attributed to the very explicit investment criteria, which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies, and based upon both in-house and external research, we aim to select the 40 to 60 equities which we believe will be most likely to exhibit a high degree of performance. Among the individual stocks that were significant contributors to performance were Microsoft, Best Buy, Tricon Global Restaurants, and Compaq Computer.

Market Outlook: Going forward, we will continue to draw from the pool of companies that come closest to meeting the Fund's strict investment criteria given market conditions, the circumstances of the company and the sector within which it falls. There is a question if last year's Nasdaq decline is the vanguard of a broad based bear market. The answer depends mostly on whether the economy's downshift in recent months is a pause in the longest expansion in a century or the first stage of a recession. The Federal Reserve's raising of interest rates through last May eventually sank stocks and braked the speeding economy. As the Federal Reserve now reverses course and lowers rates, the economy and stock prices should move forward. Fed easing usually outweighs earnings deceleration in driving stock prices. During the past thirty years, the equity market has risen on both a six-month and one year horizon from the initiation of a Fed easing process, with two key exceptions. Those exceptions were the mid-1970s and early 1980s, when the U.S. economy fell into deep slumps that were still underway a year after the Fed began to ease. Even including those two periods, the S&P 500 was up an average of 12% one year after the Fed began easing its policy. Excluding them, the S&P 500 was up an average of 22%. Unless one believes the U.S. economy is about to crumble, Fed easing would mark a buying opportunity for equities. We believe stock prices can continue to rise selectively in 2001 in concert with improvements in corporate earnings and cash flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described above.

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Portfolio
Managers' Report                                           PILGRIM MAGNACAP FUND
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
                                5/31/91  5/31/92  5/31/93  5/31/94  5/31/95  5/31/96  5/31/97  5/31/98  5/31/99  5/31/00  5/31/01
                                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Pilgrim MagnaCap Fund Class A
 With Sales Charge              $ 9,428  $10,509  $11,288  $12,193  $14,243  $17,591  $22,036  $27,442  $30,788  $23,689  $31,017
Pilgrim MagnaCap Fund Class A
 Without Sales Charge           $10,000  $11,146  $11,973  $12,933  $15,107  $18,658  $23,374  $29,107  $32,657  $34,673  $32,899
S&P 500 Index                   $10,000  $10,985  $12,261  $12,783  $15,364  $19,733  $25,537  $33,372  $40,389  $44,619  $39,910

                                      Average Annual Total Returns for the Periods Ended May 31, 2001
                                ---------------------------------------------------------------------------
                                                                       Since Inception      Since Inception
                                                                       of Class B and M        of Class C
                                1 Year        5 Year       10 Year         7/17/95               6/1/99
                                ------        ------       -------         -------               ------
Including Sales Charge:
 Class A (1)                   -10.51%        10.71%        11.99%             --                   --
 Class B (2)                    -9.87%        11.04%           --           12.76%                  --
 Class C (3)                    -6.56%           --            --              --                -0.33%
 Class M(4)                     -8.81%        10.74%           --           12.46%                  --
Excluding Sales Charge:
 Class A                        -5.05%        12.03%        12.65%             --                   --
 Class B                        -5.72%        11.25%           --           12.85%                  --
 Class C                        -5.73%           --            --              --                -0.33%
 Class M                        -5.51%        11.54%           --           13.15%                  --
S&P 500 Index                  -10.55%        15.13%        14.84%          16.66%(5)            -0.60%

Based upon a $10,000 intitial investment, the graph and table above illustrate the total return of Pilgrim MagnaCap Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)  Since inception performance for the index is shown from 8/01/95.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 32.

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                                                                       Portfolio
PILGRIM GROWTH AND INCOME FUND                                  Manager's Report
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Portfolio Management: Alan H. Wapnick, Senior Portfolio Manager, ING Pilgrim
Investments, LLC. In June 2001, Thomas Jackson, Senior Vice President and Senior Portfolio Manager, began serving as Portfolio Manager.

Goal: The principal objective of the Pilgrim Growth and Income Fund (the "Fund") is long-term capital appreciation with income as a secondary objective.

Market Overview: The S&P 500 Index declined 4.37% in the five months ended May 31, 2001. For the same period, the NASDAQ Composite was down 14.57%. The past five months represented one of the worst market declines since the early 1990's with all major indices in a downtrend. The combination of high valuations and deteriorating fundamentals increased pressure on the earnings outlook, compressing P/E multiples and turning investor sentiment to the negative. Despite major individual price declines, the lack of earnings visibility, especially in the technology sector, has kept stock prices in a volatile trading range. Valuations remain stretched, again due to the lack of earnings visibility.

Performance: The Fund's Class A shares, excluding sales charges, provided a total return of -5.30% for the five-month period ended May 31, 2001, compared to the -4.37% return for the S&P 500 Index.

Portfolio Specifics: The Fund's performance reflected a bias toward the consumer, industrial, and intermediate sectors. In addition, the Fund's exposure to oil and gas service companies provided a continued fillip. More recently, we have established positions in retailers which were beaten down, but who will benefit from improving economic activity as 2001 progresses and we enter 2002. Based on rising concerns over potential government regulation of prescription drug prices, we have reduced the fund's exposure to the health care sector. Looking ahead we believe the market is presenting attractive valuations in several sectors and we continue to look for the opportunity to add to the Fund's technology and telecommunications holdings.

Market Outlook: While the Federal Reserve Bank has been accommodative with its interest rate reductions, the market is primarily focused on the earnings outlook. At this point, the earnings outlook for the second half of 2001 is tenuous resulting in increased price volatility. Despite this volatility, we believe the market has bottomed and once the June quarter results are digested, the overall markets can consolidate and begin to discount better earnings and economic activity in 2002.

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Portfolio
Manager's Report                                  PILGRIM GROWTH AND INCOME FUND
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
                                 5/31/91  5/31/92  5/31/93  5/31/94  5/31/95  5/31/96  5/31/97  5/31/98  5/31/99  5/31/00  5/31/01
                                 -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Pilgrim Growth And Income Fund
 Class A With Sales Charge       $ 9,425  $10,357  $12,054  $12,452  $12,274  $13,686  $16,526  $17,601  $17,507  $34,525  $31,942
Pilgrim Growth And Income Fund
 Class A Without Sales Charge    $10,000  $10,989  $12,790  $13,212  $13,023  $14,521  $17,535  $18,676  $18,576  $36,632  $33,891
S&P 500 Index                    $10,000  $10,985  $12,261  $12,783  $15,364  $19,733  $25,537  $33,372  $40,389  $44,619  $39,910

                                        Average Annual Total Returns for the Periods Ended May 31, 2001
                                 -----------------------------------------------------------------------------
                                                                         Since Inception       Since Inception
                                                                           of Class B             of Class C
                                 1 Year       5 Year       10 Year           8/22/00                9/26/00
                                 ------       ------       -------           -------                -------
Including Sales Charge:
  Class A(1)                    -14.35%       12.46%        12.31%               --                     --
  Class B(2)                        --            --            --           -20.35%                    --
  Class C(3)                        --            --            --               --                 -15.10%
Excluding Sales Charge:
  Class A                        -9.12%       13.81%        12.98%               --                     --
  Class B                           --            --            --           -16.82%                    --
  Class C                           --            --            --               --                 -14.37%
S&P 500 Index                   -10.55%       15.13%        14.84%           -16.51%(4)             -11.85%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Pilgrim Growth and Income Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  Since inception performance for the index is shown from 9/1/00.

(5)  Since inception performance for the index is shown from 10/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies. The Fund may also invest in foreign securities. International investing does pose special risks, including currency fluctuations, economic and political risks not found in investments that are solely domestic.

                 See accompanying index descriptions on page 32.

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                                                                       Portfolio
PILGIRM RESEARCH ENHANCED INDEX FUND                            Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: J.P. Morgan Investment Management, Inc. led by Timothy Devlin, Vice President.

Goal: The Research Enhanced Index Fund (the "Fund" or "REI") seeks capital appreciation by investing primarily in large companies that make up the S&P 500 Index. The Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Market Overview: The seven months ending May 31, 2001 in the equity markets were characterized by glimpses of optimism shrouded by a cloud of negativity. November and December of 2000 saw a huge sell-off in the equity markets led by a 27% fall in the Nasdaq and an 8% drop in the S&P 500. This sell-off was driven by a number of factors. Technology stocks plummeted as a result of numerous earnings down grades and disappointments. Telecoms declined rapidly as wireless companies addressed their spectrum and capex financing needs and long distance voice providers continued to cut prices. On a larger scale, the increased fear of a recession and a prolonged Presidential election also added to the uncertainty in the market for the quarter.

The first quarter of 2001 saw a continuation of this drastic decline for equity markets as the S&P 500 and the Nasdaq declined 11.9% and 25.5%, respectively. The year began positively as the markets were buoyed by a surprise Fed rate cut of 50 basis points on January 3 and a subsequent 50 basis point cut announced at the January 31 Federal Open Market Committee (FOMC) meeting. Investors sensed the market had reached a bottom, rotated out of defensive names and returned to scoop up bargains in Telecoms and Technology. News during the months of February and March, however, did more than negate January's optimism. Signs of slowing economic growth, concerns of an inventory correction, announcements of cuts in capital spending, and deteriorating sales, profits and cash flow renewed fears of a hard landing. This environment drove the Nasdaq down to a two- year low in early March. Declines across all markets then continued as investors were disappointed by the Fed's 50 basis point interest rate cut at the March 20th FOMC meeting. At the end of the quarter, the S&P 500 and the Nasdaq had returned to levels not seen since the second half of 1998.

The markets, however, came roaring back in April. Spurred on by another surprise 50 basis point rate cut and bargain hunting following the massive sell-offs in February and March, the S&P 500 closed up 7.7% and the Nasdaq up 15.0% in April. The markets then leveled off in May. The month did see a brief rally sparked by the Fed's 50 basis point cut in the middle of the month, but most indices returned to pre-easing price levels by month end.

Performance: For the seven months ended May 31, 2000, the Fund's Class A Shares, excluding sales charges provided a total return of -11.64% compared to a return of -11.48% for the S&P 500 Index.

Portfolio Specifics: As the Fund is sector and style neutral relative to the S&P 500, REI's performance over the period was attributable purely to stock selection within sectors. The Fund's stock selection was robust overall as stock picking added value in 12 out of 18 sectors. Security selection added most value in Industrial Cyclicals, Consumer Stable and Finance. On the other hand, stock picking in Software & Services, Telecoms and Network Technology proved troublesome as companies in these sectors gave analysts almost no guidance with regards to earnings.

More specifically, positions within the Fund that significantly added to performance included overweights in Philip Morris and Comcast and an underweight in Applied Micro Circuits. Positions that detracted from performance included overweights in Sun Microsystems and Level 3 Communications.

Market Outlook: U.S. economic data continues to be somewhat mixed. The Purchasing Managers Index suggests that the drag from the inventory cycle has peaked. Additionally, housing and autos have held up well reinforcing hopes that the GPD growth rate has bottomed. However, the economy faces major structural headwinds impeding demand growth, so a strong snapback to 3% or 4% GDP growth seems very unlikely; particularly in the short run. Households must rebuild savings now that the equity bubble has burst; and the capital spending boom of the 1990s has given way to a bust. On an inflation front, the data during the next couple of months should be market-friendly because demand growth has cooled, commodity prices are falling, the dollar is firm and incipient excess capacity suggests corporate pricing will remain low. Corporate profit growth, however, should remain below sales growth until after the unemployment rate has risen and excess capacity has been worked off. All in all, the Fund's sector neutral, stock picking strategy emphasizing company fundamentals should be able to add value across all market environments.

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Portfolio
Managers' Report                            PILGIRM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

                                                                     12/31/98   5/31/99   5/31/00   5/31/01
                                                                     --------   -------   -------   -------
Pilgrim Research Enhanced Index Fund Class A With Sales Charge        $ 9,425   $10,123   $10,719   $ 9,412
Pilgrim Research Enhanced Index Fund Class A Without Sales Charge     $10,000   $10,740   $11,373   $ 9,986
S&P 500 Index                                                         $10,000   $10,647   $11,763   $10,521

                                   Average Annual Total Returns for
                                    the Periods Ended May 31, 2001
                                   --------------------------------
                                                Since Inception
                                      1 Year        12/30/98
                                      ------        --------
Including Sales Charge:
  Class A (1)                        -17.20%         -2.43%
  Class B (2)                        -17.21%         -1.95%
  Class C (3)                        -13.72%         -0.73%
  Class I                            -11.96%          0.27%
Excluding Sales Charge:
  Class A                            -12.11%         -0.02%
  Class B                            -12.85%         -0.73%
  Class C                            -12.85%         -0.73%
  Class I                            -11.96%          0.27%
S&P 500 Index                        -10.55%          2.12%(4)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim Research Enhanced Index Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the Index is shown from 01/01/99.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 32.

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U.S. Equity
Funds
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                                                                       Portfolio
PILGRIM TAX EFFICIENT EQUITY FUND                               Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Delta Asset Management which includes Robert Sandroni, Senior Managing Director, Carl Goldsmith, Managing Director, Marla Ryan, Vice President.

Goal: The Pilgrim Tax Efficient Equity Fund (the "Fund") seeks capital appreciation by investing in a diversified portfolio of domestic equities while minimizing the tax consequences for its investors.

Market Overview: The final months of 2000 and the beginning of the year 2001 saw a dramatic change in the economic prospects for the U.S. economy. By year-end 2000, the series of Federal Reserve tightenings had sufficiently slowed the pace of the economy to the point where corporate capital spending collapsed and a reversal in policy was required to maintain positive economic growth. While interest sensitive consumer spending has been maintained with lower interest rates, business investment spending has been curtailed to cope with a much weaker demand environment.

At this juncture, inventories have been reduced and production schedules have been altered such that once demand picks up, an improved earnings outlook will follow. It is likely that this will begin to get incorporated into company earnings forecasts for 2002, and will provide a better backdrop for the equity markets heading into year-end.

Performance: For the seven months ended May 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -6.66% compared to a -11.48% return for the S&P 500 Index.

Portfolio Specifics: The Fund has maintained a relatively stable posture in terms of its holdings since October, 2000, with the exception of the Technology sector. The Fund has used the market gyrations of the previous months to slightly increase its overall weighting in Technology through the addition of a handful of new names in the Storage and Enterprise Software arenas. Outside of Technology, certain successful holdings in numerous sectors were resized in an effort to reduce overall portfolio risk in the uncertain environment.

Collectively, several sectors contributed to the performance of the prior months particularly in the areas of Capital Goods and Financial Services with select names within Basic Materials, Consumer Durables, and Retailing sectors.

Market Outlook: The present economic environment has been well incorporated into the equity markets at current levels, assuming no further economic deterioration. Eventually, demand improvements will begin to chip away at the underutilized capacity and companies will resume their capital investment plans. This will likely occur over the next six to nine months, which will allow the equity markets to discount better earnings prospects for the year 2002. We believe this could provide the basis for improved equity market returns in the future. Accordingly, we are maintaining our discipline of a well-diversified portfolio that is positioned to benefit from the resumption of stronger economic growth.

Portfolio
Managers' Report                               PILGRIM TAX EFFICIENT EQUITY FUND
--------------------------------------------------------------------------------

                                                                  12/15/98   5/31/99   5/31/00   5/31/01
                                                                  --------   -------   -------   -------
Pilgrim Tax Efficient Equity Fund Class A With Sales Charge        $ 9,425   $10,886   $11,984   $10,930
Pilgrim Tax Efficient Equity Fund Class A Without Sales Charge     $10,000   $11,550   $12,715   $11,597
S&P 500 Index                                                      $10,000   $11,260   $12,440   $11,127

                                  Average Annual Total Returns for
                                   the Periods Ended May 31, 2001
                                  --------------------------------
                                                 Since Inception
                                      1 Year        12/15/98
                                      ------        --------
Including Sales Charge:
  Class A (1)                        -15.72%          3.68%
  Class B (2)                        -15.60%          4.16%
  Class C (3)                        -12.12%          5.49%
Excluding Sales Charge:
  Class A                            -10.56%          6.21%
  Class B                            -11.16%          5.67%
  Class C                            -11.23%          5.49%
S&P 500 Index                        -10.55%          4.37%(4)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim Tax Efficient Equity Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the Index is shown from 12/01/98.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Fund is managed to provide high after-tax returns. Therefore, it may not provide as high a return before tax as other funds, and as a result may not be suitable for investors who are not subject to current income tax.

                 See accompanying index descriptions on page 32.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM GROWTH OPPORTUNITIES FUND                               Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager; Jeff Bernstein, Senior Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Fund seeks long-term growth of capital by investing primarily in the common stock of U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The year 2001 began with surprise rate cut by the Federal Reserve, and the Fed's influence on the economy and the stock market continued to be the story of the year. At this time last year, GDP was growing close to 6%, but the effect of 175 basis points in interest rate hikes dramatically slowed growth in the second half of 2000. By the fourth quarter of 2000, US GDP had slowed to a 1.0% growth rate, and the United States faced the prospect of its first recession since 1990-91. Since the start of the year 2001, the Fed has cut interest rates by 250 basis points, as the lagging economic indicators and corporate earnings pointed to a further deterioration in the economy.

The deterioration in the growth of earnings was most apparent in the fastest growing sectors of the economy, namely technology and telecommunications. Healthcare stocks also struggled as investors sought the relative safety of value stocks, in consumer-related stocks, energy, and basic materials. The technology-heavy NASDAQ Composite was the hardest hit benchmark with a decline of 14.57% during the first five months of the year. While smaller cap stocks showed some strength with the Russell 2000 Index gaining 3.29%, the performance of other benchmarks was mixed. The Dow Jones Industrials gained 1.16% in 2001 and the S&P Midcap Index rose 1.38%, while the S&P 500 dipped 4.37%. While there was some evidence of a recovery in stocks, the signs of a classic bear market were apparent, as the S&P 500 dropped 26% from peak to trough, while the NASDAQ suffered a decline of 68%.

Performance: For the five months ended May 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -26.80%, compared to the S&P 500 Index, which returned -4.37% over the same period.

Portfolio Specifics: The Fund struggled in a market environment that favored value stocks over growth-oriented strategies. While the Fund started the year with weightings in "defensive" sectors such as energy, healthcare, and consumer stocks, we found the opportunity to invest in higher growth companies at attractive valuations. Thus, we increased our weightings in selected technology industries and companies.

For the year-to-date period, the Fund has seen the biggest impact from the "America's Changing Leisure Time" and "Life on the Net" investment themes, while the strongest contributors among the individual stocks were Lam Research, Brooks Automation, Peregrine Systems, and Jones Apparel.

Market Outlook: The months of April and May gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom--if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who we believe can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who are improving their business models through this downturn and have opportunities for significant improvement in profitability ahead of them.

Portfolio
Managers' Report                               PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                                  6/5/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01
                                                                 -------   -------   -------   -------   -------   -------   -------
Pilgrim Growth Opportunities Fund Class A With Sales Charge      $ 9,425   $11,577   $13,940   $17,012   $22,349   $35,726   $22,144
Pilgrim Growth Opportunities Fund Class A Without Sales Charge   $10,000   $12,282   $14,788   $18,047   $23,709   $37,899   $23,491
S&P 500 Index                                                    $10,000   $12,844   $16,622   $21,722   $26,289   $29,042   $25,977

                                      Average Annual Total Returns for the periods ended May 31, 2001
                             --------------------------------------------------------------------------------
                                                                        Since Inception       Since Inception
                                                                      of Class A, B and C       of Class I
                             1 Year         5 Year       10 Year            6/5/95                3/31/97
                             ------         ------       -------            ------                -------
Including Sales Charge:
  Class A(1)                 -41.54%        12.53%           --             14.20%                    --
  Class B(2)                 -41.34%        12.82%           --             14.49%                    --
  Class C(3)                 -38.98%        13.10%           --             14.59%                    --
  Class T(4)                 -40.72%        13.14%        12.21%               --                     --
  Class I                    -37.73%           --            --                --                  14.84%
Excluding Sales Charge:
  Class A                    -37.98%        13.86%           --             15.33%                    --
  Class B                    -38.43%        13.06%           --             14.57%                    --
  Class C                    -38.40%        13.10%           --             14.59%                    --
  Class T                    -38.38%        13.14%        12.21%               --                     --
  Class I                    -37.73%           --            --                --                  14.84%
S&P 500 Index                -10.55%        15.13%        14.84%            17.25%(5)              14.48%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Growth Opportunities Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the deferred Class T sales charge of 4% for the 1 year return.

(5)  Since inception performance for the index is shown from 6/1/95.

(6)  Since inception performance for the index is shown from 4/1/97.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies.

                 See accompanying index descriptions on page 32.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM LARGECAP GROWTH FUND                                    Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager; Jeff Bernstein, Senior Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The LargeCap Growth Fund (the "Fund") seeks long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the upper 90% of the S&P 500 Index.

Market Overview: The past year has seen a dramatic change in the outlook and the performance of the US economy, which led to an extremely volatile stock market over that time. At this time last year, GDP was growing close to 6%, but the effect of 175 basis points in interest rate hikes dramatically slowed growth in the second half of 2000. By the fourth quarter of 2000, US GDP had slowed to a 1.0% growth rate, and the United States faced the prospect of its first recession since 1990-91. Since the start of the year 2001, the Fed has cut interest rates by 250 basis points, as the lagging economic indicators and corporate earnings pointed to a further deterioration in the economy.

Equity investors clearly favored value stocks over growth in this environment, and the technology- and telecommunications-fueled rally of 1999 and early 2000 ended as market leadership shifted to utilities, energy, basic materials, and, following the rate cuts, financials. The hardest hit benchmark was the NASDAQ Composite, which plummeted 46.79% over the past 11 months, despite a rally of nearly 15% in April and May. While other sectors of the economy saw a decline in their earnings growth, none was as dramatic as the decline in NASDAQ earnings. The S&P 500 Index dropped 12.70%, while among small cap stocks, the Russell 2000 Index slid 2.79%. However, the Dow Jones Industrials gained 4.44% over the past 11 months, while the S&P Midcap Index gained 9.32% as the change to the earnings outlook was not nearly as severe as in other sectors. >From peak to trough, the S&P 500 declined 26% and the NASDAQ Composite dropped 68%--classic bear market declines on the part of the S&P 500 and the largest decline in the NASDAQ since that index was developed.

Performance: For the eleven months ended May 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -42.67%, compared to the Russell 1000 Growth Index, which returned -34.66% over the same period.

Portfolio Specifics: The market was clearly unkind towards funds that invest in growth stocks over this period. The Fund became increasingly "defensive" in the second half of calendar 2000, and we exited the year with significant weightings in energy, healthcare, and consumer stocks, as they showed the best opportunity for earnings growth. However, as 2001 has progressed, we have found the opportunity to invest in growth companies at attractive valuations, and our positions in technology and telecommunications shares have increased.

Over the past fiscal year, the sectors that have had the biggest positive impact on performance were utilities, healthcare, and financials, while the best performing individual stocks in the Fund were eBay, Baxter International, and Transocean Sedco Forex.

Market Outlook: The months of April and May gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom--if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who are improving their business models through this downturn and have significant improvement in profitability ahead of them.

Portfolio
Managers' Report                                    PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

                                                             7/21/97   5/31/98   5/31/99   5/31/00   5/31/01
                                                             -------   -------   -------   -------   -------
Pilgrim LargeCap Growth Fund Class A With Sales Charge       $ 9,425   $11,949   $20,505   $30,828   $19,470
Pilgrim LargeCap Growth Fund Class A Without Sales Charge    $10,000   $12,675   $21,752   $32,702   $20,653
Russell 1000 Growth Index                                    $10,000   $11,375   $14,357   $17,946   $12,614

                                        Average Annual Total Returns
                                     for the Periods Ended May 31, 2001
                                     ----------------------------------
                                                        Since Inception
                                       1 Year                7/21/97
                                       ------                -------
Including Sales Charge:
       Class A (1)                    -40.55%                18.80%
       Class B (2)                    -40.46%                19.38%
       Class C (3)                    -37.98%                19.84%
Excluding Sales Charge:
       Class A                        -36.92%                20.63%
       Class B                        -37.36%                19.85%
       Class C                        -37.36%                19.84%
Russell 1000 Growth Index             -29.71%                 6.25%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim LargeCap Growth Fund against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the Index is shown from 8/1/97.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 32.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MIDCAP OPPORTUNITIES FUND                               Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager; Jeff Bernstein, Senior Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Fund seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The year 2001 began with surprise rate cut by the Federal Reserve, and the Fed's influence on the economy and the stock market continued to be the story of the year. At this time last year, GDP was growing close to 6%, but the effect of 175 basis points in interest rate hikes dramatically slowed growth in the second half of 2000. By the fourth quarter of 2000, US GDP had slowed to a 1.0% growth rate, and the United States faced the prospect of its first recession since 1990-91. Since the start of the year 2001, the Fed has cut interest rates by 250 basis points, as the lagging economic indicators and corporate earnings pointed to a further deterioration in the economy.

The deterioration in the growth of earnings was most apparent in the fastest growing sectors of the economy, namely technology and telecommunications. Healthcare stocks also struggled as investors sought the relative safety of value stocks, in consumer-related stocks, energy, and basic materials. The technology-heavy NASDAQ Composite was the hardest hit benchmark with a decline of 14.57% during the first five months of the year. While smaller cap stocks showed some strength with the Russell 2000 Index gaining 3.29%, the performance of other benchmarks was mixed. The Dow Jones Industrials gained 1.16% in 2001 and the S&P Midcap Index rose 1.38%, while the S&P 500 dipped 4.37%. While there was some evidence of a recovery in stocks, the signs of a classic bear market were apparent, as the S&P 500 dropped 26% from peak to trough, while the NASDAQ suffered a decline of 68%.

Performance: For the five months ended May 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -23.74%, compared to the S&P Midcap 400 Index, which returned 1.38% over the same period.

Portfolio Specifics: The Fund struggled in a market environment that favored value stocks over growth-oriented strategies. While the Fund started the year with weightings in "defensive" sectors such as energy, healthcare, and consumer stocks, we found the opportunity to invest in higher growth companies at attractive valuations. Thus, we increased our weightings in selected technology industries and companies.

For the year to date period, the Fund has seen the biggest impact from the "Greying of America," "Life on the Net," and "New Age of Media" themes, while the strongest contributors among the individual stocks were Cendant Corporation, Conseco Inc., Intersil Corporation, and TyCom Limited.

Market Outlook: The months of April and May gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom--if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who we believe can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who are improving their business models through this downturn and have opportunities for significant improvement in profitability ahead of them.

Portfolio
Managers' Report                               PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                                    8/31/98   5/31/99   5/31/00   5/31/01
                                                                    -------   -------   -------   -------
Pilgrim MidCap Opportunities Fund Class A With Sales Charge         $ 9,425   $14,581   $24,651   $18,878
Pilgrim MidCap Opportunities Fund Class A Without Sales Charge      $10,000   $15,470   $26,155   $20,029
S&P MidCap 400 Index                                                $10,000   $14,218   $17,268   $19,154

                                   Average Annual Total Returns for
                                   the Periods Ended May 31, 2001
                                   -------------------------------
                                                  Since Inception
                                      1 Year          8/20/98
                                      ------          -------
Including Sales Charge:
  Class A(1)                         -27.87%          25.65%
  Class B(2)                         -27.42%          26.89%
  Class C(3)                         -24.64%          27.45%
  Class I                            -23.06%          28.78%
Excluding Sales Charge:
  Class A                            -23.47%          28.35%
  Class B                            -24.00%          27.59%
  Class C                            -23.95%          27.45%
  Class I                            -23.06%          28.78%
S&P MidCap 400 Index                  10.92%          26.66%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim MidCap Opportunities Fund against the S&P MidCap 400 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 9/1/98.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies.

                 See accompanying index descriptions on page 32.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MIDCAP GROWTH FUND                                      Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager; Jeff Bernstein, Senior Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The MidCap Growth Fund (the "Fund") seeks maximum long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium-sized U.S. companies, and at least 75% of its total assets in common stock that the portfolio managers feel have above average prospects for growth.

Market Overview: The past year has seen a dramatic change in the outlook and the performance of the US economy, which led to an extremely volatile stock market over that time. At this time last year, GDP was growing close to 6%, but the effect of 175 basis points in interest rate hikes dramatically slowed growth in the second half of 2000. By the fourth quarter of 2000, US GDP had slowed to a 1.0% growth rate, and the United States faced the prospect of its first recession since 1990-91. Since the start of the year 2001, the Fed has cut interest rates by 250 basis points, as the lagging economic indicators and corporate earnings pointed to a further deterioration in the economy.

Equity investors clearly favored value stocks over growth in this environment, and the technology- and telecommunications-fueled rally of 1999 and early 2000 ended as market leadership shifted to utilities, energy, basic materials, and, following the rate cuts, financials. The hardest hit benchmark was the NASDAQ Composite, which plummeted 46.67% over the past 11 months, despite a rally of nearly 15% in April and May. While other sectors of the economy saw a decline in their earnings growth, none was as dramatic as the decline in NASDAQ earnings. The S&P 500 Index dropped 12.70%, while among small cap stocks, the Russell 2000 Index slid 2.79%. However, the Dow Jones Industrials gained 4.44% over the past 11 months, while the S&P Midcap Index gained 9.32% as the change to the earnings outlook was not nearly as severe as in other sectors. >From peak to trough, the S&P 500 declined 26% and the NASDAQ Composite dropped 68%--classic bear market declines on the part of the S&P 500 and the largest decline in the NASDAQ since that index was developed.

Performance: For the eleven months ended May 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -33.32%, compared to the Russell Midcap Growth Index, which returned -31.55% over the same period.

Portfolio Specifics: The market was clearly unkind towards funds that invest in growth stocks over this period. The Fund became increasingly "defensive" in the second half of calendar 2000, and we exited the year with significant weightings in energy, healthcare, and consumer stocks, as they showed the best opportunity for earnings growth. However, as 2001 has progressed, we have found the opportunity to invest in growth companies at attractive valuations, and our positions in technology and telecommunications shares have increased.

Over the past fiscal year, the themes that have had the biggest positive impact on performance were "Re-Energizing America," the "Greying of America," and "Flourishing in the Managed Care Environment," while the best performing individual stocks in the Fund were Community Health Systems, IDEC
Pharmaceuticals, EOG Resources, and Talbots.

Market Outlook: The months of April and May gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom--if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who we believe can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who are improving their business models through this downturn and have opportunities for significant improvement in profitability ahead of them.

Portfolio
Managers' Report                                      PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

                                4/19/93   5/31/93   5/31/94   5/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim MidCap Growth Fund
 Class A With Sales Charge      $ 9,427   $ 9,985   $ 9,920   $10,631   $15,373   $15,254   $18,512   $22,741   $39,033   $29,122
Pilgrim MidCap Growth Fund
 Class A Without Sales Charge   $10,000   $10,592   $10,523   $11,278   $16,307   $16,181   $19,638   $24,124   $41,407   $30,893
Russel MidCap Growth Index      $10,000   $10,472   $11,124   $12,873   $17,152   $19,033   $23,590   $27,280   $39,206   $29,685

                                                     Average Annual Total Returns for
                                                      the Periods Ended May 31, 2001
                                      -------------------------------------------------------------
                                                               Since Inception      Since Inception
                                                              of Class A and C         of Class B
                                      1 Year      5 Year           4/19/93               5/31/95
                                      ------      ------           -------               -------
Including Sales Charge:
  Class A(1)                         -29.78%      12.26%           14.05%                    --
  Class B(2)                         -28.98%      12.63%              --                  17.45%
  Class C(3)                         -26.56%      12.90%           14.17%                    --
Excluding Sales Charge:
  Class A                            -25.49%      13.60%           14.88%                    --
  Class B                            -25.96%      12.87%              --                  17.53%
  Class C                            -25.96%      12.90%           14.17%                    --
Russell MidCap Growth Index          -24.28%      11.60%           14.41%(4)              14.94%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim MidCap Growth Fund against the Russell MidCap Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1% respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 5/01/93.

(5)  Since inception performance for the index is shown form 06/01/95.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in mid-size companies, stocks of mid-size companies may entail greater price volatility than those of larger companies.

                 See accompanying index descriptions on page 32.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM GROWTH + VALUE FUND                                     Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Navellier Fund Management, Inc. is the Sub-Advisor to the Pilgrim Growth + Value Fund. Louis Navellier is the Chief Investment Officer and President.

Goal: The Pilgrim Growth + Value Fund (the "Fund") seeks to provide capital appreciation by investing in equity securities of companies the Portfolio Manager believes are poised to rise in price.

Market Overview: There were few bright spots for investors during the period between October 31, 2000 and May 31, 2001.The volatility exhibited in the stock market during previous six months continued unabated as many companies warned of revenue and profit slowdowns. Any brief attempts at rallies in the stock market could not be sustained as bearish sentiment and falling consumer confidence swamped the market early in the year. There was little room to hide during the period as evidenced by the fact that the S&P 500 Index fell -18.75%. The technology heavy NASDAQ Composite also fell a dramatic -37.19%. Much of the relentless selling was fueled from tax selling (investors paying taxes on last year's capital gains), insider selling on 144 stock and margin call selling. For most of the period investors continued to punish tech stocks and other high P/E sectors. GARP (Growth At a Reasonable Price) strategies were favored by equity investors who typically sought refuge in value stocks over this tumultuous period.

In the first quarter of the year, consumer spending was responsible for virtually all of the U.S. economy's growth. However, the consensus of economists is that the U.S. economy weakened considerably late in the first quarter. This weakness has carried into the current quarter, which is why the Federal Reserve Board cut key interest rates for the fifth time this year. Furthermore, productivity recently fell, which is a big concern for the Federal Reserve Board since declining productivity will continue to erode business profits and investor confidence. Tentative investor confidence appeared to come back late in the period as respectable returns for the broad market were posted in April and May.

Performance: The Fund's Class A shares, excluding sales charges, returned -38.02% during the seven months ended May 31, 2001 compared to the NASDAQ Composite which returned -37.26%, the Russell 2000 Growth Index which returned -15.58% and the Russell 2000 Index which returned 0.69%.

Portfolio Specifics: At the end of October the portfolio was heavily weighted in healthcare and technology stocks. As we revised our models at the end of the fourth and first quarters, the portfolio became more broadly diversified and shifted away from the more vulnerable technology stocks. Over the period the portfolio's average market capitalization has moved from an average of $4.9 billion down to approximately $4.1 billion. Significantly, the portfolio started the period with a median P/E of approximately 54.1 and currently has a median P/E of 24.2, evidencing the shift toward more defensive stocks.

Two recent changes have been incorporated into our stock selection process. First, our primary reward to risk measure has been supplemented with short-term reward to risk measures. Second, we have enhanced our fundamental models with new fundamental variables derived from forecasted earnings and earnings growth data. Extensive research indicates the addition of the short-term measures and the new fundamental variables should provide significant opportunities for downside portfolio protection in declining markets without altering upside potential in rising markets.

Market Outlook: Much of good news that will likely drive the stock market higher in the short term has already been announced. The Federal Reserve Board cut key interest rates for the fifth time this year to help insure that the U.S. economy recovers rapidly. In the upcoming months, the $1.35 trillion tax cut will become effective and should stimulate the U.S. economy as tax cuts are gradually phased in over the next several years. The capital gains tax reform brewing in Congress, will further stimulate the stock market later this year due to the tax advantage that stocks will have over fixed income instruments. Retail sales appear to be rising and it is now evident that a consumer-led economic recovery may be underway. The only problem on the investment horizon is that the first quarter earnings declined for both the S&P 500 and the NASDAQ market. Unfortunately, the second quarter earnings results are also expected to decline as much as -20% for many of the large NASDAQ stocks. The quantitative stock selection models that we utilize to sort, grade and ultimately select the stocks for our portfolios are forecasting a narrow stock market in the upcoming months. We believe only the top 10% of large capitalization stocks and top 20% of small-to-mid capitalization stocks will likely outperform the overall stock market in the upcoming months due to the weak and deteriorating fundamentals associated with many companies. There is currently a record $2 trillion in money market accounts. This money will cascade into the market once investors truly believe that the market has bottomed and will provide plenty of fuel to drive stocks higher. Although, near term indicators are not overly positive, we believe the market environment should improve this fall when corporate profits are expected to turnaround. Until then, the portfolio will assume a more defensive stance by holding predominately recession-resistant companies that are posting strong sales and earnings in an anemic economic environment.

Portfolio
Managers' Report                                     PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

                                                            11/18/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01
                                                            --------   -------   -------   -------   -------   -------
Pilgrim Growth + Value Fund Class A With Sales Charge        $ 9,425   $ 9,614   $11,337   $14,912   $24,511   $16,452
Pilgrim Growth + Value Fund Class A Without Sales Charge     $10,000   $10,200   $12,029   $15,822   $26,006   $17,456
Russell 2000 Index                                           $10,000   $10,844   $13,148   $12,795   $14,063   $14,863

                                Average Annual Total Returns for
                                 the Periods Ended May 31, 2001
                                --------------------------------
                                                Since Inception
                                 1 Year            11/18/96
                                 -----             --------
Including Sales Charge:
  Class A (1)                   -36.73%             11.62%
  Class B (2)                   -36.36%             11.99%
  Class C (3)                   -33.99%             12.27%
Excluding Sales Charge:
  Class A                       -32.88%             13.09%
  Class B                       -33.38%             12.29%
  Class C                       -33.39%             12.27%
Russell 2000 Index                5.69%              9.21%(4)
Russell 2000 Growth Index       -15.74%              5.27%(4)

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim Growth + Value Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the Index is shown from 12/01/96.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies.

                 See accompanying index descriptions on page 32.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM SMALLCAP OPPORTUNITIES FUND                             Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Fund seeks capital appreciation by investing at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The year 2001 began with surprise rate cut by the Federal Reserve, and the Fed's influence on the economy and the stock market continued to be the story of the year. At this time last year, GDP was growing close to 6%, but the effect of 175 basis points in interest rate hikes dramatically slowed growth in the second half of 2000. By the fourth quarter of 2000, US GDP had slowed to a 1.0% growth rate, and the United States faced the prospect of its first recession since 1990-91. Since the start of the year 2001, the Fed has cut interest rates by 250 basis points, as the lagging economic indicators and corporate earnings pointed to a further deterioration in the economy.

The deterioration in the growth of earnings was most apparent in the fastest growing sectors of the economy, namely technology and telecommunications. Healthcare stocks also struggled as investors sought the relative safety of value stocks, in consumer-related stocks, energy, and basic materials. The technology-heavy NASDAQ Composite was the hardest hit benchmark with a decline of 14.57% during the first five months of the year. While smaller cap stocks showed some strength with the Russell 2000 Index gaining 3.29%, the performance of other benchmarks was mixed. The Dow Jones Industrials gained 1.16% in 2001 and the S&P Midcap Index rose 1.38%, while the S&P 500 dipped 4.37%. While there was some evidence of a recovery in stocks, the signs of a classic bear market were apparent, as the S&P 500 dropped 26% from peak to trough, while the NASDAQ suffered a decline of 68%.

Performance: For the five months ended May 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -17.79%, compared to the Russell 2000 Index, which returned 3.29% over the same period.

Portfolio Specifics: The spread between growth and value remained wide during the first five months of 2001, as the Russell 2000 Growth Index dropped 2.62%, while the Russell 2000 Value Index gained 8.36%. While the Fund started the year with weightings in "defensive" sectors such as energy, healthcare, and consumer stocks, we found the opportunity to invest in higher growth companies at attractive valuations. Thus, we increased our weightings in selected technology industries and companies.

For the year to date period, the Fund has seen the biggest impact from the "Re-Energizing America" and the "New Consumer" themes, while the strongest contributors among the individual stocks were HS Resources, Hot Topic, Abercrombie & Fitch, and Wet Seal.

Market Outlook: The months of April and May gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom--if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who we believe can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who are improving their business models through this downturn and have significant opportunities for improvement in profitability ahead of them.

Portfolio
Manager's Report                             PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                         6/5/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01
                                        -------   -------   -------   -------   -------   -------   -------
Pilgrim SmallCap Opportunities Fund
 Class A With Sales Charge              $ 9,427   $13,196   $12,928   $15,263   $16,604   $34,571   $29,485
Pilgrim SmallCap Opportunities Fund
 Class A Without Sales Charge           $10,000   $13,998   $13,714   $16,191   $17,614   $36,674   $31,279
Russell 2000 Index                      $10,000   $13,589   $14,536   $17,624   $17,150   $18,851   $19,923

                                              Average Annual Total Returns for the Periods Ended May 31, 2001
                                     ---------------------------------------------------------------------------------
                                                                               Since Inception         Since Inception
                                                                             of Class A, B and C          of Class I
                                     1 Year       5 Year       10 Year             6/5/95                   4/1/99
                                     ------       ------       -------             ------                   ------
Including Sales Charge:
  Class A(1)                         -19.64%      16.06%           --              19.78%                      --
  Class B(2)                         -18.89%      16.39%           --              20.07%                      --
  Class C(3)                         -16.05%      16.58%           --              20.11%                      --
  Class T(4)                         -18.04%      16.76%        16.81%                --                       --
  Class I                            -14.20%         --            --                 --                    18.74%
Excluding Sales Charge:
  Class A                            -14.73%      17.44%           --              20.97%                      --
  Class B                            -15.34%      16.61%           --              20.13%                      --
  Class C                            -15.34%      16.58%           --              20.11%                      --
  Class T                            -15.19%      16.76%        16.81%                --                       --
  Class I                            -14.20%         --            --                 --                    18.74%
Russell 2000 Index                     5.69%       7.95%        12.43%             12.17%(5)                12.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim SmallCap Opportunities Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the deferred Class T sales charge of 4% for the 1 year return.

(5)  Since inception performance for the index is shown from 6/1/95.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies.

                 See accompanying index descriptions on page 32.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM SMALLCAP GROWTH FUND                                    Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The SmallCap Growth Fund (the "Fund") seeks maximum long-term capital appreciation by investing at least 65% of its total assets in equity securities of small U.S. companies, and at least 75% of its total assets in common stocks that the portfolio manager feels have above average prospects for growth.

Market Overview: The past year has seen a dramatic change in the outlook and the performance of the US economy, which led to an extremely volatile stock market over that time. At this time last year, GDP was growing close to 6%, but the effect of 175 basis points in interest rate hikes dramatically slowed growth in the second half of 2000. By the fourth quarter of 2000, US GDP had slowed to a 1.0% growth rate, and the United States faced the prospect of its first recession since 1990-91. Since the start of the year 2001, the Fed has cut interest rates by 250 basis points, as the lagging economic indicators and corporate earnings pointed to a further deterioration in the economy.

Equity investors clearly favored value stocks over growth in this environment, and the technology- and telecommunications-fueled rally of 1999 and early 2000 ended as market leadership shifted to utilities, energy, basic materials, and, following the rate cuts, financials. The hardest hit benchmark was the NASDAQ Composite, which plummeted 46.67% over the past 11 months, despite a rally of nearly 15% in April and May. While other sectors of the economy saw a decline in their earnings growth, none was as dramatic as the decline in NASDAQ earnings. The S&P 500 Index dropped 12.70%, while among small cap stocks, the Russell 2000 Index slid 2.79%. However, the Dow Jones Industrials gained 4.44% over the past 11 months, while the S&P Midcap Index gained 9.32% as the change to the earnings outlook was not nearly as severe as in other sectors. >From peak to trough, the S&P 500 declined 26% and the NASDAQ Composite dropped 68%--classic bear market declines on the part of the S&P 500 and the largest decline in the NASDAQ since that index was developed.

Performance: For the eleven months ended May 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -25.78%, compared to the Russell 2000 Growth Index, which returned -25.37% over the same period.

Portfolio Specifics: The market was clearly unkind towards funds that invest in growth stocks over this period. The Fund became increasingly "defensive" in the second half of calendar 2000, and we exited the year with significant weightings in energy, healthcare, and consumer stocks, as they showed the best opportunity for earnings growth. However, as 2001 has progressed, we have found the opportunity to invest in growth companies at attractive valuations, and our positions in technology and telecommunications shares have increased.

Over the past fiscal year, the themes that have had the biggest positive impact on performance were "Re-Energizing America," the "New Consumer," and "Flourishing in the Managed Care Environment," while the best performing individual stocks in the Fund were XTO Energy, Laboratory Corporation of America, Abercrombie & Fitch, and American Eagle Outfitters.

Market Outlook: The months of April and May gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom--if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who we believe can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who are improving their business models through this downturn and have opportunities for significant improvement in profitability ahead of them.

Portfolio
Manager's Report                                    PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                12/27/93   5/31/94   5/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01
                                --------   -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim SmallCap Growth Fund
 Class A With Sales Charge       $ 9,427   $ 8,891   $10,075   $15,769   $14,462   $17,097   $18,944   $29,734   $25,419
Pilgrim SmallCap Growth Fund
 Class A Without Sales Charge    $10,000   $ 9,432   $10,688   $16,728   $15,341   $18,137   $20,096   $31,542   $26,964
Russell 2000 Growth Index        $10,000   $ 9,393   $10,583   $15,304   $14,478   $16,772   $17,431   $20,863   $17,580

                                  Average Annual Total Returns for the Periods Ended May 31, 2001
                                  ---------------------------------------------------------------
                                                              Since Inception     Since Inception
                                                              of Class A and C       of Class B
                                    1 Year        5 Year          12/27/93             5/31/95
                                    ------        ------          --------             -------
Including Sales Charge:
  Class A (1)                      -19.47%        8.71%            13.37%                  --
  Class B (2)                      -18.80%        9.02%               --                15.74%
  Class C (3)                      -15.76%        9.33%            13.57%                  --
Excluding Sales Charge:
  Class A                          -14.58%       10.00%            14.27%                  --
  Class B                          -15.06%        9.24%               --                15.82%
  Class C                          -15.01%        9.33%            13.57%                  --
Russell 2000 Growth Index          -15.74%        2.81%            11.66%(4)             8.83%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim SmallCap Growth Fund against the Russell 2000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 1/1/94.

(5)  Since inception performance for index is shown from 6/1/95.

Principal Risk Factor(s): In exchange for higher growth potential, stocks of smaller companies may entail greater price volatility than those of larger companies.

                 See accompanying index descriptions on page 32.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM FINANCIAL SERVICES FUND                                 Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Steven L. Rayner, CFA, CPA, Vice-President and Portfolio Manager; Robert M. Kloss, Vice-President and Portfolio Manager; Julia Sayre, Research Analyst, ING Pilgrim Investments, LLC.

Goal: The Financial Services Fund (formerly Pilgrim Bank and Thrift Fund, the "Fund") seeks long-term capital appreciation by investing primarily in the equity securities of companies engaged in financial services.

Market Overview: The first five months of 2001 proved to be something of a roller coaster ride for investors in both the broader market and in financial services, as the major indices for each were down about 15% in late March, yet recovered to post much narrower losses by the end of May.

The markets were plagued early in the year by a continuation of the sell off in technology and telecom stocks. As the first quarter of 2001 unfolded and evidence of a broad-based economic slowdown mounted, the mood of financial investors turned decidedly pessimistic. For a while, the prospect of lower interest rates was overwhelmed by investors' fears that many financial stocks might be victimized by the dual effects of rising credit problems and a slowdown in new business. Virtually no financial sub-sector escaped negative territory as of the end of March. Particularly hard hit were the securities brokerage and asset management sectors, reacting to both the equity market declines and to sharp slowdowns in trading, investment banking, and new issue activity. Conversely, the thrift industry and some banks held up relatively well, as lower interest rates sparked an upsurge in mortgage refinancings and raised hopes for improved loan spreads.

However, the Fed's apparent resolve in reducing rates eventually started to sink in. In a series of five separate actions, including "unscheduled" cuts announced between meeting dates, the Fed drove the overnight bank lending rate down 250 basis points to a seven-year low of 4.0%. By mid-April, most financial sub-sectors had begun to respond to the prospect of a sustained period of lower rates.

As the second quarter got rolling, investor sentiment began to improve. Although the effects of the slowing economy were now apparent, there was also evidence of resiliency, sparking thoughts that any recession might be mild. Consumer confidence, which had plunged on headline-grabbing news of large-scale layoffs, showed signs of recovery during April.

The S&P Financials Index slipped -2.49% during the first five months of calendar 2001, but posted a gain of 23.57% for the full period of this report (7/1/00 to 5/31/01), given the strong performance of most financial sectors in the fourth quarter of 2000. Conversely, the broader market as measured by the S&P 500 Index was down -4.37% for the first five months of 2001, continuing the slide that resulted in a total return loss of -12.71% for the full eleven-month reporting period.

Performance: For the eleven-month period ended May 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of 46.01% compared to a return of 23.57% for the S&P Financials Index.

Portfolio Specifics: Through the latter half of 2000, the Fund remained conservatively positioned with heavy weightings in better-credit-quality and/or lower-PE banks and thrifts. As recession fears grew during the first quarter of 2001, we moved selectively to take advantage of significant price weakness which provided opportunities in several financial sub-sectors, including property/casualty and life/health insurers and certain securities brokers. However, the Fund remained in a relatively defensive stance, given that the timing of economic recovery remained uncertain.

Among the individual stocks that were significant contributors to performance during the first five months of 2001 were National City Bancorporation, Pacific Century Financial, FleetBoston Financial, Alabama National BanCorporation, North Fork Bancorp, UnionBanCal, AFLAC, and PMI Group.

In May 2001, the Fund's shareholders approved amendments to the Fund's investment objective, policies and restrictions. The Fund's investment objective was amended to eliminate income as an objective, leaving long-term capital appreciation as the sole objective. The Fund's fundamental investment policy was amended such that, rather than investing at least 65% of its assets solely in banks and thrifts, the Fund now invests at least 65% of its assets in financial services companies, which would include banks and thrifts but may also include many other types of financial services companies.

We believe this change will offer more flexibility to exploit trends that might favor other sub-sectors of the financial world, and will allow us to take advantage of the convergence occurring within financial services -- the blurring of the lines between banks and other financial services firms.

Market Outlook: While the Fed may not be done easing interest rates, the market is looking for a new catalyst for financial stocks. For banks the key driver will be the outlook for credit quality, and clarity on earnings forecasts for next year remains an issue for financial stocks in general.

If reasons for optimism about 2002 earnings can be found, the banks may perform well in the second half of this year; however, we will need additional evidence on credit quality, loan growth, and capital markets before feeling confident in this outcome. We believe thrifts will see further increases in their margins as a result of the rate cuts and the steeper yield curve, and this group still represents a relatively safe haven from major credit risk. At some point, thrift margins will temporarily rise above sustainable levels due to repricing lags, and we are loath to pay up for earnings we deem unsustainable. Therefore we trimmed our overall thrift weighting during the second quarter of 2001 as we move closer to the inevitable end of this Fed easing cycle.

We have continued to steadily broaden the Fund's exposure to non-bank financial sectors. We recently added to the Fund's holdings in multi-line insurance, reinsurance, insurance brokerage, and diversified financials. Among the trends that we expect to favor some of these selections is

Portfolio
Managers' Report                                 PILGRIM FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

the continuing upturn in the property/casualty insurance pricing cycle and the prospective increase in savings incentives for individual investors. We anticipate the climate of lower interest rates will eventually get the economy moving again, and at some point the markets will look forward to this turn and begin to bid up the prices of those companies that typically are early-cycle beneficiaries.

Careful stock selection within our short- and long-term thematic positioning strategies remains the foundation for our investment decisions during this period of market uncertainty.

                                 5/31/91  5/31/92  5/31/93  5/31/94  5/31/95  5/31/96  5/31/97  5/31/98  5/31/99  5/31/00  5/31/01
                                 -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Pilgrim Financial Services Fund
 Class A With Sales Charge       $ 9,423  $12,752  $14,734  $15,922  $17,313  $23,084  $35,565  $54,191  $48,866  $41,261  $55,994
Pilgrim Financial Services Fund
 Class A Without Sales Charge    $10,000  $13,532  $15,637  $16,898  $18,373  $24,498  $37,743  $57,510  $51,859  $43,788  $59,423
S&P 500 Index                    $10,000  $10,985  $12,261  $12,783  $15,364  $19,733  $25,537  $33,372  $40,389  $44,619  $39,910
S&P Major Regional Banks Index   $10,000  $12,713  $14,668  $15,661  $16,650  $22,285  $32,445  $44,846  $46,631  $42,826  $49,793
NASDAQ 100 Financial Index       $10,000  $12,025  $14,306  $15,655  $16,746  $21,663  $30,296  $42,063  $43,161  $34,779  $43,289
S&P Financials Index             $10,000  $11,249  $13,813  $14,647  $17,055  $22,693  $33,089  $46,629  $50,509  $51,276  $59,588

                                      Average Annual Returns for the Periods Ended May 31, 2001
                                      ---------------------------------------------------------
                                                                                Since Inception
                                                                                  of Class B
                                       1 Year        5 Year        10 Year         10/17/97
                                       ------        ------        -------         --------
Including Sales Charge:
  Class A (1)                          27.94%        17.99%        18.80%             --
  Class B (2)                          29.78%           --            --            4.54%
Excluding Sales Charge:
  Class A                              35.76%        19.40%        19.51%             --
  Class B                              34.78%           --            --            5.22%
S&P 500 Index                         -10.55%        15.13%        14.84%          10.70%(3)
S&P Major Regional Banks Index         16.27%        17.42%        19.03%           8.05%(3)
NASDAQ 100 Financial Index             24.47%        13.46%        15.92%           4.49%(3)
S&P Financials Index                   16.21%        21.23%        20.49%          13.11%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Financial Services Fund against the S&P 500 Index, S&P Major Regional Banks Index, NASDAQ 100 Financial Index and S&P Financials Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Prior to October 20, 1997, the Fund operated as a closed-end investment company. All performance information prior to this date reflects the historical expense levels of the Fund as a closed-end investment company without adjustment for the higher annual expenses of the Fund's Class A shares. Performance would have been lower if adjusted for these expenses. Ten-year returns assume no participation in the 1992 rights offering and full participation in the 1993 rights offering, and reflect an additional investment of $3,639 into the Fund. A simultaneous investment of the same amount is included in each index for comparative reasons.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)  Since inception performance for index is shown from 11/1/97.

Principal Risk Factor(s): Because the Fund's portfolio is concentrated in the financial services industry, it may be subject to greater risk than a portfolio that is not concentrated in one industry.

                 See accompanying index descriptions on page 32.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM INTERNET FUND                                           Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: ING Investment Management Advisors B.V., Guy Uding heads a three member team.

Goal: The Pilgrim Internet Fund (the "Fund") seeks to provide investors with long-term capital appreciation by investing at least 65% of its total assets in a portfolio of equity securities of U.S. and non-U.S. internet technology companies.

Market Overview: The last months of 2000 proved to be a challenging one for the Internet sector. As more signs of a macro-economic slowdown became visible investors started to raise concerns about a slowdown in IT spending as well. Valuations in the Internet sector were still relatively high compared with stocks that show similar growth rates. Although Internet stocks historically have shown a premium to other growth stocks both the absolute levels as well as the size of the gap sparked investors to take profits. The trouble in the PC sector and the pre-announcements from leading companies such as Microsoft and Intel created selling pressures.

The tight capital markets have taken their toll in the period as many Internet companies were forced to lay off personnel or even close doors. This became most apparent in the Internet E-commerce and consulting sectors where stronger companies drew more business and clients away from the less experienced ones.

Online advertising spending became more in line with the growth of GDP as the strong spending by the dot.com sector weakened significantly. Doubts were also raised about the Holiday season but strong traffic numbers and items sold showed healthy online sales.

The software sector performed poorly despite strong numbers from Oracle. Debates about technology use and integration capabilities confused investors and created increased volatility.

The roll out of broadband Internet experienced problems because of provisioning although regulation was supporting the DSL companies. With capital markets closed they had to scale back their ambitious plans. The entire Internet access chain was affected by this.

With a year-end rally totally absent, the last two months were truly disappointing. Investors may have had expectations that were stretched beyond reasonable goals but many Internet companies did have phenomenal growth rates and a significant amount of them ended the year with profits or profitability in sight.

During the first quarter of 2001 the technology-rich Nasdaq index lost 25.5% of its value. The negative outlook for the US economy continued to plague the Internet sector despite a string of cuts in interest rates initiated by the Fed. Analysts across the board started to scale down estimates for revenue and earnings growth while several leading Internet companies came out with negative pre-announcements. The dim outlook for the US economy did have a negative effect on purchasing decisions by IT-managers and at the board level. Priorities in technology spending were reset and although Internet technology is still high on the list many purchases were dramatically scaled down, postponed or even cancelled. The Internet software sector suffered the most as almost all companies were unable to come out with a clear outlook for the near future.

The typical reaction of Internet software companies under pressure is to lay off people and take charges just to manage the cost structure. This creates a negative spiral as potential customers might be unwilling to deal with companies in turmoil.

On the consumer side, things were less worse as both AOL and eBay seem to be on track to meet their targets. Especially eBay has shown a good execution as they rapidly built out their international business. They also announced a pact with Microsoft that will use their platform to leverage its own Internet assets. Global Internet usage grew although there was some weakness in February in Europe. AOL, Yahoo and Microsoft remain in the top spots for consumer Internet usage.

The month of April proved to be a turning point as the market seemed to have discounted most of the slowdown into stock prices. The actions of the Fed and the outlook of a strong second half of 2001 increased confidence levels among investors. The Internet sector in particular could benefit from this as some stocks were truly oversold. The fundamentals of the sector also improved as Internet projects were still high on the list of IT spending priorities.

During the month of May the Internet sector continued to gain especially after the Fed came out with another 50 basispoint rate cut.

Performance: For the seven months ended May 31, 2001, the Fund's Class A Shares, excluding sales charges, provided a total return of -60.56% compared to -55.46% for the @Net index for the same period.

Portfolio Specifics: We sold a number of names in the Internet consulting sector. We also reduced our exposure to companies with less visibility especially on the financial side. We added Automatic Data Processing and First Data Corp. for additional visibility. The dominant theme in the quarter has been security and processing. In these difficult times we have chosen to maintain the dominant weighting in this theme because companies like FDC and ADP offer superior visibility. We sold Kana and Vignette among a couple of smaller positions. We added Sungard Data Systems and TMP Worldwide to the fund. Finally we added Retek as a niche player in the retail sector.

Market Outlook: The Internet sector will continue to reshape itself mostly benefiting those companies with bigger scale, healthy balance sheets and superior management teams. The Internet remains a critical business platform and for enterprises the emphasis going forward will be on integrating existing legacy systems with Internet based platforms. The goal will be to link up clients, and suppliers but also employees to create a complete business ecosystem. Companies that deliver solutions and technology in this area will benefit from this trend. In the consumer sector we see continuing growth for the established leading Internet companies such as eBay and AOL Time Warner.

Portfolio
Managers' Report                                           PILGRIM INTERNET FUND
--------------------------------------------------------------------------------

Execution is key for those companies but with less competition, ongoing international strength and a milder regulatory environment we expect healthy fundamental growth going forward. In the Internet infrastructure space there are still significant problems in terms of overcapacity, funding and visibility. Most of these problems however have been discounted heavily into stock prices and any improvement in the fundamentals could be a trigger to shift the portfolio more towards this sector. The Internet sector will be closely linked to the performance of the US economy itself and although things look far less cloudy than six months ago we do expect volatility to remain high going forward.

                                                      7/1/99   5/31/00   5/31/01
                                                     -------   -------   -------
Pilgrim Internet Fund Class A With Sales Charge      $ 9,425   $13,277   $ 1,522
Pilgrim Internet Fund Class A Without Sales Charge   $10,000   $14,087   $ 4,798
@Net Index                                           $10,000   $13,382   $ 6,209

                                   Average Annual Total Returns for
                                    the Periods Ended May 31, 2001
                                   --------------------------------
                                                  Since Inception
                                      1 Year           7/1/99
                                      ------           ------
Including Sales Charge:
  Class A (1)                        -70.38%          -33.85%
  Class B (2)                        -69.97%          -33.29%
  Class C (3)                        -69.06%          -32.25%
Excluding Sales Charge:
  Class A                            -68.58%          -31.78%
  Class B                            -68.70%          -32.16%
  Class C                            -68.81%          -32.25%
@Net Index                           -53.60%          -21.70%

Based on a $10,000 initial investment, the graph and table above illustrates the total return of Pilgrim Internet Fund against the @Net Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Fund concentrates its investments in internet and internet-related companies and carries more risks than Funds with more diversified portfolios. The Fund may also invest in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic.

                 See accompanying index descriptions on page 32.

------------
Equity &
Income Funds
------------

                                                                       Portfolio
                                                                Managers' Report
PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

Portfolio Management Team: G. David Underwood, CFA, Vice President and Portfolio Manager; Robert K. Kinsey, Vice President and Senior Portfolio Manager; Ed Schriver, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments, LLC. In June 2001, Thomas Jackson, Senior Vice President and Senior Portfolio Manager, began serving as Portfolio Manager.

Goal: The Pilgrim Balanced Fund (the "Fund") seeks a balance of long-term capital appreciation and current income by investing in a blended portfolio of equity and debt securities with an emphasis on overall total return.

Market Overview: Stocks ended the first quarter of 2001 with one of the worst periods ever for equity returns, further pressuring markets already under siege. The quarter started constructively with the equity markets trending upward in January, only to weaken markedly in February and be followed by a widespread rout in March. The late-quarter sell-off hit every major equity index and investment style. Investors continued to dump technology and telecommunications stocks, but pummeled the rest of the market indiscriminately. Most unusual, the sell down took place even as the Federal Reserve lowered interest rates. The S&P 500 lost 11.9%. Punished the most, the technology-dominated NASDAQ lost 25.5%.

The investment grade bond market posted handsome returns for the one year leading up to May 31, 2001; the widely watched Lehman Aggregate Bond Index returned 13.12%. Although corporate bonds experienced many set-backs in the Summer and Fall of 2000, repeated Fed easings triggered a dramatic rally in credit sensitive securities and the front end of the yield curve during early 2001. Despite the fact that issuers such as Motorola, Lucent, Xerox, Finova, PGE, and Comdisco entered the ranks of the credit-impaired, overall returns on investment grade bonds were very robust. New issue volume set multi-year records in the first five months of 2001.

The high yield market exhibited very high volatility during the twelve months ending May 31, 2001. Returns were significantly negative during the calendar year 2000, then during the first five calendar months of 2001, high yield returned 6.18% (as measured by the Merrill Lynch High Yield Master II index). Repeated interest rate cuts by the Federal Reserve during 2001, has improved the outlook for the economy and the prospects for highly leveraged companies. Mutual fund flows have been positive in 2001 following outflows during 2000. Investors continue to favor higher quality credits while continuing to shun the telecommunications sector.

Performance: For the eleven months ended May 31, 2001, the Fund's Class A Shares, excluding sales charges, provided a total return of -0.61% compared to the 60% S&P 500/40% Lehman Brothers Aggregate Bond Index which returned -3.52% for the same period.

Portfolio Specifics: In the equities portion of the Fund, the energy sector contributed most to portfolio returns. We were overweight the market with a strong representation in exploration and production companies and secondarily in integrated majors and the oil service companies. Basic materials, also overweight, were the next best performing led by Alcoa and MMM. Other somewhat overweight, positively performing sectors were consumer nondurables and industrials. An underweight in technology nonetheless helped relative performance, though the stocks were off. Modestly overweight sectors that were off slightly were consumer cyclicals, utilities and healthcare. The equally weighted sectors were financials, off slightly and telecommunications, which had flat performance.

We increased the fund's high yield allocation following the Fed's first cut in rates in January. The investment grade component of the funds also posted positive returns, but the results were not as compelling due in large part to our style of taking credit risk in the front of the curve. Fortunately we liquidated our positions in Motorola and Lucent very early in 2000, and we avoided the California utility debacle entirely. We added a variety of new issue corporate bonds at attractive levels in the Winter of 2000.

With respect to the high yield portion of the Fund, at the end of 2000 we positioned the Fund for what we expected to be an improving high yield market. This positioning has proven very beneficial during the first five months of 2001. We continue to have a positive outlook for high yield over the coming year and we remain positioned accordingly. While we expect more volatility going forward, we continue to see very attractively priced investment opportunities.

Market Outlook: The Federal Reserve's raising of interest rates through last May eventually sank stocks and braked the speeding economy. As the Federal Reserve now reverses course and lowers rates, the economy and stock prices should move forward. Fed easing usually outweighs earnings deceleration in driving stock prices. During the past thirty years, the equity market has risen on both a six-month and one year horizon from the initiation of a Fed easing process. Unless one believes the U.S. economy is about to crumble, Fed easing would mark a buying opportunity for equities. We believe stock prices can continue to rise selectively in 2001 in concert with improvements in corporate earnings and cash flows.

Overall interest rates have dropped appreciably, and we are now concerned about the potential for a rise in inflation as a result of aggressive Fed easings. Consequently we added TIPS (Treasury Inflation Protection Securities), and we trimmed our duration modestly. Finally, we increased our mortgage exposure to a slight overweight while loosening up on corporate bonds. With respect to high yield, we look forward to increased economic activity as a result of the Fed easing. Default rates are expected to peak over the next nine months or so and then trend lower. Strong mutual fund inflows are providing a positive technical backdrop and we continue to see excellent investment opportunities. Therefore, we remain bullish on high yield and are invested accordingly.

Portfolio
Managers' Report                                           PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

                                   4/19/93   5/31/93   5/31/94   5/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01
                                   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim Balanced Fund
 Class A With Sales Charge         $ 9,427   $10,106   $10,018   $11,120   $13,916   $14,990   $19,034   $22,184   $22,145   $22,201
Pilgrim Balanced Fund
 Class A Without Sales Charge      $10,000   $10,720   $10,627   $11,796   $14,762   $15,901   $20,191   $23,532   $23,492   $23,551
60% S&P 500 / 40% Lehman Brothers
 Aggregate Bond Index              $10,000   $10,166   $10,456   $12,202   $14,436   $17,432   $21,384   $24,535   $26,340   $26,001

                                             Average Annual Total Returns for the Periods Ended May 31, 2001
                                       --------------------------------------------------------------------------------
                                                                Since Inception      Since Inception    Since Inception
                                                               of Class A and C        of Class B         of Class T
                                       1 Year       5 Year          4/19/93              5/31/95            3/31/00
                                       ------       ------          -------              -------            -------
Including Sales Charge:
 Class A (1)                           -5.45%        8.52%           10.33%                  --                 --
 Class B (2)                           -4.82%        8.92%              --                11.51%                --
 Class C (3)                           -1.21%        9.08%           10.45%                  --                 --
 Class T (4)                           -3.63%          --               --                   --              -6.78%
Excluding Sales Charge:
 Class A                                0.33%        9.81%           11.14%                  --                 --
 Class B                               -0.34%        9.19%              --                11.61%                --
 Class C                               -0.31%        9.08%           10.45%                  --                 --
 Class T                               -0.06%          --               --                   --              -4.59%
60% S&P 500 Index/40% Lehman
 Brothers Aggregate Bond Index         -1.29        12.49%           12.55%(5)            13.44%             -3.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Balanced Fund against the 60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1% respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the Class T deferred sales charge of 4% for the since inception return.

(5)  Since inception performance for the index is shown from 5/1/93.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 32.

------------
Equity &
Income Funds
------------

                                                                       Portfolio
PILGRIM CONVERTIBLE FUND                                        Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Andrew Chow, Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Convertible Fund (the "Fund") seeks to maximize total return by investing primarily in convertible securities, while maintaining aggregate risk measures similar to that of the overall convertible universe.

Market Overview: The twelve-month period ending May 31, 2001 provided a severe rebuke to investors whose prior experience consisted of trying to pick which dot-com stock would double in the next three days. However investors with a longer frame of reference recognized that the decline in the equity markets merely brought valuations into line with long-run historical averages and thus did not move the market into a "new era". This was not a market crash presaging a 20 year bear market, nor was this a once in a lifetime buying opportunity. It simply was a correction, albeit a large one, that brought overall valuations back to more or less normal levels.

Now, of course, within that broader picture, certain sectors of the market fared differently. The sectors that had run up the most in the past two years, namely the New Economy players such as Internet, telecommunications and to a lesser extent the traditional technology firms, were the ones hardest hit when the bubble burst. In fact, now that the rose colored glasses through which investors once gazed upon the landscape have been removed, it can be seen that many firms in the Internet and software areas probably don't have a viable future, even at today's lower valuations.

The convertible securities market was of course not immune to these changes. Since the convertible securities universe is overweighted in technology, one might have even expected convertibles to fare worse in the sell-off of the last year. But that would have been a bad guess. Actually the defensive nature of convertibles emerged as one of the major stories of the past year. As an asset class convertibles outperformed stocks and trounced technology-heavy indicies such as the Nasdaq Composite.

Performance: Below   we   present  the  total  return  information  for  various
categories for the eleven-month period ended May 31, 2001:

S&P 500                                              -12.70%
Nasdaq Composite                                     -46.67
Merrill Lynch Convertible Index1                     -13.67
Credit Suisse First Boston Convertible Index         -10.14
Pilgrim Convertible Fund, Class A shares2            -17.78

However as favorable as the past year's returns for convertibles have been relative to other asset categories, the astute long-run investor should not be entirely focused on such figures. The astute long-run investor instinctively knows that convertible securities should outperform stocks in a bear market and should underperform stocks in a bull market. Instead the astute long-run investor looks at how asset classes perform over a cycle that encompasses both up and down moves and compares returns for that entire cycle, while taking into account the expectation that lower volatility asset classes should expect lower average returns. Well, the US equity markets have indeed been through just such a cycle and it is instructive to observe the results for the period of December 31, 1997 to May 31, 2000.

                                               Average Annual
                                                Total Return
                                                ------------
S&P 500                                             9.25%
Nasdaq Composite                                    9.36
Merrill Lynch Convertible Index1                    9.76
Pilgrim Convertible Fund, Class A shares2          15.18

For the period of the entire recent cycle, the average annual return on stocks in the US exceeded 9% per annum and was quite close to the long-run historical return to this asset class which is approximately 10% per year. Convertible securities, despite having lower volatility, actually posted higher returns for the period as a whole. Food for thought for the person who invests for the longer term rather than trying to time the market based on short-run expectations.

Portfolio Specifics: Moving to the Pilgrim Convertible Fund specifically, your fund saw many changes over the past twelve months. There was a large capital gain distribution made in November 2000, which was the result of fairly heavy trading activity during the twelve-month period preceding the distribution. Looking forward we do not expect capital gain distributions of this magnitude to occur since I have shifted the fund's investment style towards having a longer holding period and investment horizon as opposed to the more transaction oriented, momentum based style of the prior portfolio manager.

Which of course brings me to my next topic. Since taking over stewardship of your fund, the market has had a major correction and I've also changed the composition of the portfolio significantly. The size of the portfolio's allocation to the New Economy type stocks has decreased and we have increased our exposure to healthcare, energy and financial firms. Of course that is not to say that we no longer have exposure to the technology sector. Since the convertible universe remains heavily tilted towards technology, we will always have considerable technology exposure. However it is significantly less than when I assumed the duties of running your fund.

Market Outlook: Despite the moves in the market, I believe the big picture remains the same. The fund's raison d'etre is to provide investors access to an underutilized asset class (convertible securities) that have demonstrated an ability to provide more attractive risk adjusted returns than other asset classes. On top of the returns generated by the passive index we attempt to add value by using fundamental analysis to pick firms we think will outperform their peers.

There will of course be investors who would rather time, or attempt to time, the market. For those folks, a convertible securities fund will probably not be their cup of tea. Those folks will logically be 100% invested in an aggressive technology growth fund (when they think the market is going up), or 100% invested in a money market fund (or bear fund) when they think the market is going down. Yet I honestly doubt whether most investors really have the confidence to follow such a strategy. I

Portfolio
Manager's Report                                        PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

seriously dispute the claim that most investors can successfully execute such a strategy. For investors who know their own limitations and decline to attempt to time the market, the logical alternative is to invest for longer time frames and pick vehicles that can outperform throughout a full market cycle. Nothing has occurred recently to challenge the view that convertible securities can offer such an alternative. In fact, recent events simply reinforce that view.

----------
(1)  All Qualities, Excluding
(2)  Excluding sales charges Mandatories

                                4/19/93   5/31/93   5/31/94   5/31/95   5/31/96   5/31/97   5/31/98   5/31/99   5/31/00   5/31/01
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Pilgrim Convertible Fund
 Class A With Sales Charge      $ 9,427   $10,000   $11,064   $11,323   $14,640   $16,714   $20,352   $25,012   $34,030   $30,169
Pilgrim Convertible Fund
 Class A Without Sales Charge   $10,000   $10,608   $11,736   $12,012   $15,530   $17,730   $21,590   $26,533   $36,099   $32,003
Credit Suisse First Boston
 Convertible Index              $10,000   $10,238   $10,590   $11,963   $14,501   $15,519   $17,930   $19,777   $25,173   $23,863

                                                    Average Annual Total Returns for the Periods Ended May 31, 2001
                                                    ----------------------------------------------------------------
                                                                                 Since Inception     Since Inception
                                                                                 of Class A and C       of Class B
                                                       1 Year        5 Year          4/19/93             5/31/95
                                                       ------        ------          -------             -------
Including Sales Charge:
  Class A (1)                                         -16.54%        14.18%           14.55%                 --
  Class B (2)                                         -15.49%        14.70%              --               17.03%
  Class C (3)                                         -12.67%        14.85%           14.67%                 --
Excluding Sales Charge:
  Class A                                             -11.45%        15.53%           15.39%                 --
  Class B                                             -12.00%        14.93%              --               17.11%
  Class C                                             -11.97%        14.85%           14.67%                 --
Credit Suisse First Boston Convertible Index          -5.21%         10.48%           11.36%(4)           12.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Convertible Fund against the Credit Suisse First Boston Convertible Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1% respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 05/1/93.

Principal Risk Factor(s): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. This fund also has exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may also invest in small and medium sized companies, which may be more susceptible to greater price volatility than larger companies.

                 See accompanying index descriptions on page 32.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Russell MidCap Growth Index consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index.

The S&P Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P Index.

The S&P Major Regional Banks Index is a capitalization-weighted index of all stocks designed to measure performance of the major regional banks sector of the S&P 500 Index.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depositary Receipts, traded on the NASDAQ National Market System and SmallCap Market.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The Russell 2000 Value Index is an index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The @Net Index encompasses 50 companies which are key components in the development of the internet. The index is weighted based on market capitalization of each of the component stocks.

The Lehman Brothers Aggregate Bond Index is an index of fixed income securities.

The Merrill Lynch High Yield Master II Index is an index that measures the performance of the non-investment grade U.S. domestic bond market.

The Credit Suisse First Boston Convertible Index is an index representing the universe of convertible securities.

The Merrill Lynch Convertible Index is an index representing the entire domestic convertible market, including all credit qualities, but excluding mandatory preferred stock securities.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

-------
Pilgrim
Funds
-------

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Boards of Directors and Trustees of Pilgrim Mutual Funds, Pilgrim Financial Services Fund, Inc., Pilgrim Investment Funds, Inc., Pilgrim Growth and Income Fund, Inc., Pilgrim Mayflower Trust, Pilgrim Funds Trust, Pilgrim Growth Opportunities Fund, Pilgrim SmallCap Opportunities Fund, and Pilgrim Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Pilgrim MagnaCap Fund, Pilgrim Growth and Income Fund, Pilgrim Research Enhanced Index Fund, Pilgrim Tax Efficient Equity Fund, Pilgrim Growth Opportunities Fund, Pilgrim LargeCap Growth Fund, Pilgrim MidCap Opportunities Fund, Pilgrim MidCap Growth Fund, Pilgrim Growth + Value Fund, Pilgrim SmallCap Opportunities Fund, Pilgrim SmallCap Growth Fund, Pilgrim Financial Services Fund (formerly the Pilgrim Bank and Thrift Fund), Pilgrim Internet Fund, Pilgrim Balanced Fund, and Pilgrim Convertible Fund as of May 31, 2001, and the statements of operations, statements of changes in net assets and financial highlights for all years and periods as indicated herein for the Pilgrim MagnaCap Fund, Pilgrim Growth and Income Fund, and Pilgrim Financial Services Fund, the statements of operations, statements of changes in net assets and financial highlights for all years and periods as indicated herein ending on or after December 31, 2000 for the Pilgrim Growth Opportunities Fund, Pilgrim MidCap Opportunities Fund, and Pilgrim SmallCap Opportunities Fund, and the statements of operations, statements of changes in net assets, and financial highlights for all years and periods as indicated herein ending on or after June 30, 1999 for the Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Balanced Fund, and Pilgrim Convertible Fund, and the statements of operations, statements of changes in net assets, and financial highlights for the seven months ended May 31, 2001 for the Pilgrim Research Enhanced Index Fund, Pilgrim Tax Efficient Equity Fund, Pilgrim Growth + Value Fund, and Pilgrim Internet Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to January 1, 2000 the statements of changes in net assets and financial highlights of the Pilgrim Growth Opportunities Fund, Pilgrim MidCap Opportunities Fund, and Pilgrim SmallCap Opportunities Fund have been audited by other auditors whose report thereon dated February 17, 2000 expressed an unqualified opinion on those financial statements and financial highlights. For all periods ending prior to November 1, 2000, the statements of operations, statements of changes in net assets, and financial highlights of the Pilgrim Research Enhanced Index Fund and Pilgrim Growth + Value Fund have been audited by other auditors whose report thereon dated December 5, 2000 expressed an unqualified opinion on those financial statements and financial highlights. For all periods ending prior to November 1, 2000, the statements of operations, statements of changes in net assets, and financial highlights of the Pilgrim Tax Efficient Equity Fund and Pilgrim Internet Fund have been audited by other auditors whose report thereon dated December 28, 2000 expressed an unqualified opinion on those financial statements and financial highlights. For all periods ending prior to April 1, 1999, the financial highlights of the Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Balanced Fund and Pilgrim Convertible Fund have been audited by other auditors whose report thereon dated May 7, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, excluding those financial statements and financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of each of the aforementioned funds as of May 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Los Angeles, California
July 9, 2001

-----------
U.S. Equity
Funds
-----------

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2001
--------------------------------------------------------------------------------

                                                    Pilgrim          Pilgrim          Pilgrim
                                     Pilgrim       Growth and        Research      Tax Efficient
                                     MagnaCap        Income       Enhanced Index      Equity
                                       Fund           Fund             Fund            Fund
                                  -------------   -------------   --------------   -------------
ASSETS:
Investments in securities, at
 value*                           $ 410,557,277   $ 214,558,992    $ 182,189,329   $  51,798,026
Short-term securities, at value      19,926,000      10,100,000          192,051       2,763,000
Cash                                     10,494          72,335           52,976             821
Receivables:
 Fund shares sold                       738,057           2,613           83,625           2,595
 Dividends and interest                 575,843         186,625          263,803          91,122
 Investment securities sold          10,905,321       4,278,479          208,213         226,092
 Futures variation margin                    --              --            1,850              --
 Other                                   56,143           1,121               --              --
Prepaid expenses                         55,797          66,847            8,307          12,214
Reimbursement due from
 manager                                     --              --               --          31,869
                                  -------------   -------------    -------------   -------------
  Total assets                      442,824,932     229,267,012      183,000,154      54,925,739
                                  -------------   -------------    -------------   -------------
LIABILITIES:
Payable for investment
 securities purchased                11,960,744       7,340,443          211,281              --
Payable for fund shares
 redeemed                               589,482          23,621          871,815          28,653
Payable to affiliates                   489,776         231,694          254,187          68,959
Other accrued expenses and
 liabilities                            265,253         346,579          308,321          55,310
                                  -------------   -------------    -------------   -------------
  Total liabilities                  13,305,255       7,942,337        1,645,604         152,922
                                  -------------   -------------    -------------   -------------
NET ASSETS                        $ 429,519,677   $ 221,324,675    $ 181,354,550   $  54,772,817
                                  =============   =============    =============   =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                   $ 353,992,865   $ 204,205,354    $ 200,708,816   $  50,765,350
Accumulated net investment
 income                                      --              --               --              --
Accumulated net realized gain
 (loss) on investments and
 futures contracts                   45,407,692      (9,575,756)     (11,618,507)       (415,400)
Net unrealized appreciation
 (depreciation) of investments
 and futures contracts               30,119,120      26,695,077       (7,735,759)      4,422,867
                                  -------------   -------------    -------------   -------------
NET ASSETS                        $ 429,519,677   $ 221,324,675    $ 181,354,550   $  54,772,817
                                  =============   =============    =============   =============
*Cost of securities               $ 380,438,157   $ 187,863,915    $ 190,317,451   $  47,375,159

                                    Pilgrim          Pilgrim          Pilgrim
                                     Growth          LargeCap          MidCap
                                  Opportunities       Growth        Opportunities
                                      Fund             Fund             Fund
                                  -------------    -------------    -------------
ASSETS:
Investments in securities, at
 value*                           $ 529,001,445    $ 489,264,436    $ 124,076,329
Short-term securities, at value      13,374,000        8,757,000          985,000
Cash                                        836           10,617              296
Receivables:
 Fund shares sold                     1,033,823        1,941,450           72,083
 Dividends and interest                  74,018          147,679           15,005
 Investment securities sold          54,421,443       20,234,381        6,045,144
 Futures variation margin                    --               --               --
 Other                                       --           67,114               --
Prepaid expenses                        264,002          106,291          100,694
Reimbursement due from
 manager                                     --               --               --
                                  -------------    -------------    -------------
  Total assets                      598,169,567      520,528,968      131,294,551
                                  -------------    -------------    -------------
LIABILITIES:
Payable for investment
 securities purchased                64,345,205        1,943,552        4,046,061
Payable for fund shares
 redeemed                             1,535,842        1,404,446          272,035
Payable to affiliates                   794,149          752,980          182,202
Other accrued expenses and
 liabilities                            310,054          277,126          102,951
                                  -------------    -------------    -------------
  Total liabilities                  66,985,250        4,378,104        4,603,249
                                  -------------    -------------    -------------
NET ASSETS                        $ 531,184,317    $ 516,150,864    $ 126,691,302
                                  =============    =============    =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                   $ 789,149,124    $ 713,369,308    $ 150,268,036
Accumulated net investment
 income                                      --               --               --
Accumulated net realized gain
 (loss) on investments and
 futures contracts                 (264,906,207)    (180,607,777)     (31,047,554)
Net unrealized appreciation
 (depreciation) of investments
 and futures contracts                6,941,400      (16,610,667)       7,470,820
                                  -------------    -------------    -------------
NET ASSETS                        $ 531,184,317    $ 516,150,864    $ 126,691,302
                                  =============    =============    =============
*Cost of securities               $ 522,060,045    $ 505,875,103    $ 116,605,509

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2001
--------------------------------------------------------------------------------

                                                                      Pilgrim          Pilgrim           Pilgrim
                                                     Pilgrim         Growth and        Research       Tax Efficient
                                                     MagnaCap          Income       Enhanced Index       Equity
                                                       Fund             Fund             Fund             Fund
                                                   ------------     ------------     ------------     ------------
Class A:
 Net assets                                        $277,722,319     $212,961,535     $ 12,748,328     $ 42,640,297
 Shares authorized                                   80,000,000      100,000,000        unlimited        unlimited
 Par value                                         $       0.00     $      0.001     $       0.01     $      0.001
 Shares outstanding                                  20,517,756       12,423,058        1,291,781        3,700,993
 Net asset value and redemption price per
  share                                            $      13.54     $     17.14      $       9.87     $     11.52
 Maximum offering price per share
  (5.75%)(1)                                       $      14.37     $     18.19      $      10.47     $     12.22
Class B:
 Net assets                                        $112,286,027     $  4,901,425     $ 76,725,798     $  9,930,471
 Shares authorized                                   80,000,000      100,000,000        unlimited        unlimited
 Par value                                         $       0.00     $      0.001     $       0.01     $      0.001
 Shares outstanding                                   8,546,140          286,740        7,908,698          870,512
 Net asset value and redemption price per
  share(2)                                         $      13.14     $      17.09     $       9.70     $      11.41
 Maximum offering price per share                  $      13.14     $      17.09     $       9.70     $      11.41
Class C:
 Net assets                                        $ 10,887,238     $  3,461,715     $ 66,251,803     $  2,202,049
 Shares authorized                                   20,000,000       50,000,000        unlimited        unlimited
 Par value                                         $       0.00     $      0.001     $       0.01     $      0.001
 Shares outstanding                                     828,333          203,142        6,826,719          194,303
 Net asset value and redemption price per
  share(2)                                         $      13.14     $     17.04      $       9.70     $      11.33
 Maximum offering price per share                  $      13.14     $     17.04      $       9.70     $      11.33
Class I:
 Net assets                                                 n/a             n/a      $ 25,172,327              n/a
 Shares authorized                                          n/a             n/a         unlimited              n/a
 Par value                                                  n/a             n/a      $       0.01              n/a
 Shares outstanding                                         n/a             n/a         2,531,789              n/a
 Net asset value and redemption price per
  share                                                     n/a             n/a      $       9.94              n/a
 Maximum offering price per share                           n/a             n/a      $       9.94              n/a
Class M:
 Net assets                                        $ 17,440,257             n/a               n/a              n/a
 Shares authorized                                    5,000,000             n/a               n/a              n/a
 Par value                                         $       0.00             n/a               n/a              n/a
 Shares outstanding                                   1,304,963             n/a               n/a              n/a
 Net asset value and redemption price per
  share                                            $      13.36             n/a               n/a              n/a
 Maximum offering price per share
  (3.50%)(3)                                       $      13.85             n/a               n/a              n/a
Class Q:
 Net assets                                        $ 11,183,836             n/a      $    456,294              n/a
 Shares authorized                                   20,000,000             n/a         unlimited              n/a
 Par value                                         $       0.00             n/a      $       0.01              n/a
 Shares outstanding                                     825,558             n/a            46,301              n/a
 Net asset value and redemption price per
  share                                            $      13.55             n/a      $       9.85              n/a
 Maximum offering price per share                  $      13.55             n/a      $       9.85              n/a
Class T:
 Net assets                                                 n/a             n/a               n/a              n/a
 Shares authorized                                          n/a             n/a               n/a              n/a
 Par value                                                  n/a             n/a               n/a              n/a
 Shares outstanding                                         n/a             n/a               n/a              n/a
 Net asset value and redemption price per
  share                                                     n/a             n/a               n/a              n/a
 Maximum offering price per share(2)                        n/a             n/a               n/a              n/a


                                                      Pilgrim         Pilgrim           Pilgrim
                                                      Growth          LargeCap          MidCap
                                                   Opportunities       Growth        Opportunities
                                                       Fund             Fund             Fund
                                                   ------------     ------------     ------------
Class A:
 Net assets                                        $158,754,226     $161,823,992     $ 24,264,616
 Shares authorized                                    unlimited        unlimited        unlimited
 Par value                                         $       0.01     $       0.00     $       0.01
 Shares outstanding                                   8,521,032        6,632,137        1,664,228
 Net asset value and redemption price per
  share                                            $      18.63     $      24.40     $      14.58
 Maximum offering price per share
  (5.75%)(1)                                       $      19.77     $      25.89     $      15.47
Class B:
 Net assets                                        $162,106,365     $224,571,649     $ 28,447,745
 Shares authorized                                    unlimited        unlimited        unlimited
 Par value                                         $       0.01     $       0.00     $       0.01
 Shares outstanding                                   9,218,985        9,303,018        1,989,367
 Net asset value and redemption price per
  share(2)                                         $      17.58     $      24.14     $      14.30
 Maximum offering price per share                  $      17.58     $      24.14     $      14.30
Class C:
 Net assets                                        $ 93,537,073     $117,221,506     $ 18,900,592
 Shares authorized                                    unlimited        unlimited        unlimited
 Par value                                         $       0.01     $       0.00     $       0.01
 Shares outstanding                                   5,309,113        4,870,390        1,327,151
 Net asset value and redemption price per
  share(2)                                         $      17.62     $      24.07     $      14.24
 Maximum offering price per share                  $      17.62     $      24.07     $      14.24
Class I:
 Net assets                                        $ 79,173,560              n/a     $ 52,007,043
 Shares authorized                                    unlimited              n/a        unlimited
 Par value                                         $       0.01              n/a     $       0.01
 Shares outstanding                                   4,146,235              n/a        3,531,454
 Net asset value and redemption price per
  share                                            $      19.10              n/a     $      14.73
 Maximum offering price per share                  $      19.10              n/a     $      14.73
Class M:
 Net assets                                                 n/a              n/a              n/a
 Shares authorized                                          n/a              n/a              n/a
 Par value                                                  n/a              n/a              n/a
 Shares outstanding                                         n/a              n/a              n/a
 Net asset value and redemption price per
  share                                                     n/a              n/a              n/a
 Maximum offering price per share
  (3.50%)(3)                                                n/a              n/a              n/a
Class Q:
 Net assets                                        $  7,946,905     $ 12,533,717     $  3,071,306
 Shares authorized                                    unlimited        unlimited        unlimited
 Par value                                         $       0.01     $       0.00     $       0.01
 Shares outstanding                                     424,881          505,163          209,901
 Net asset value and redemption price per
  share                                            $      18.70     $      24.81     $      14.63
 Maximum offering price per share                  $      18.70     $      24.81     $      14.63
Class T:
 Net assets                                        $ 29,666,188              n/a              n/a
 Shares authorized                                    unlimited              n/a              n/a
 Par value                                         $       0.01              n/a              n/a
 Shares outstanding                                   1,672,788              n/a              n/a
 Net asset value and redemption price per
  share                                            $      17.73              n/a              n/a
 Maximum offering price per share(2)               $      17.73              n/a              n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2001
--------------------------------------------------------------------------------

                                      Pilgrim           Pilgrim           Pilgrim
                                      MidCap            Growth +          SmallCap
                                      Growth             Value         Opportunities
                                       Fund              Fund               Fund
                                   -------------     -------------     -------------
ASSETS:
Investments in securities,
 at value*                         $ 347,565,679     $ 639,324,197     $ 463,728,199
Short-term securities, at value        4,270,000        10,860,000                --
Cash                                      10,677               979         4,005,501
Receivables:
 Fund shares sold                        352,332         1,528,708           648,697
 Dividends and interest                   37,615           126,722                --
 Investment securities sold           18,298,645        43,311,222         3,911,280
 Other                                     7,958                --                --
Prepaid expenses                          60,581           239,793           188,946
Reimbursement due from
 manager                                      --                --                --
                                   -------------     -------------     -------------
  Total assets                       370,603,487       695,391,621       472,482,623
                                   -------------     -------------     -------------
LIABILITIES:
Payable for investment
 securities purchased                 11,392,808        22,091,958         5,890,746
Payable for fund shares
 redeemed                              1,743,417         1,812,844         1,217,184
Payable to affiliates                    519,286         1,115,734           744,655
Payable to custodian                          --                --                --
Other accrued expenses and
 liabilities                             366,852           489,714           216,120
                                   -------------     -------------     -------------
  Total liabilities                   14,022,363        25,510,250         8,068,705
                                   -------------     -------------     -------------
NET ASSETS                         $ 356,581,124     $ 669,881,371     $ 464,413,918
                                   =============     =============     =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                    $ 382,566,690     $ 937,392,517     $ 446,061,280
Undistributed net investment
 income                                       --                --                --
Accumulated net realized gain
 (loss) on investments and
 foreign currencies                  (47,189,003)     (308,945,663)      (41,431,517)
Net unrealized appreciation
 (depreciation) of investments
 and foreign currencies               21,203,437        41,434,517        59,784,155
                                   -------------     -------------     -------------
NET ASSETS                         $ 356,581,124     $ 669,881,371     $ 464,413,918
                                   =============     =============     =============
*Cost of securities                $ 326,362,242     $ 597,889,680     $ 403,944,044

                                      Pilgrim          Pilgrim
                                      SmallCap         Financial         Pilgrim
                                      Growth           Services          Internet
                                       Fund              Fund              Fund
                                   -------------     -------------     -------------
ASSETS:
Investments in securities,
 at value*                         $ 364,432,818     $ 410,135,592     $  37,099,962
Short-term securities, at value        1,592,000        26,059,000                --
Cash                                   3,590,465            10,156                --
Receivables:
 Fund shares sold                        642,147           437,390            41,413
 Dividends and interest                      177           697,293                --
 Investment securities sold            3,767,819         3,495,656           620,442
 Other                                        --                --            91,825
Prepaid expenses                          52,506            18,273            30,800
Reimbursement due from
 manager                                      --                --           144,617
                                   -------------     -------------     -------------
  Total assets                       374,077,932       440,853,360        38,029,059
                                   -------------     -------------     -------------
LIABILITIES:
Payable for investment
 securities purchased                  8,464,200         4,072,195            21,826
Payable for fund shares
 redeemed                              1,208,560           589,216           101,836
Payable to affiliates                    699,285           505,823           143,038
Payable to custodian                          --                --           468,649
Other accrued expenses and
 liabilities                             275,506           305,673           104,705
                                   -------------     -------------     -------------
  Total liabilities                   10,647,551         5,472,907           840,054
                                   -------------     -------------     -------------
NET ASSETS                         $ 363,430,381     $ 435,380,453     $  37,189,005
                                   =============     =============     =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                    $ 331,520,753     $ 341,805,607     $ 155,436,687
Undistributed net investment
 income                                       --         4,460,317                --
Accumulated net realized gain
 (loss) on investments and
 foreign currencies                  (24,163,696)       10,994,897       (96,269,558)
Net unrealized appreciation
 (depreciation) of investments
 and foreign currencies               56,073,324        78,119,632       (21,978,124)
                                   -------------     -------------     -------------
NET ASSETS                         $ 363,430,381     $ 435,380,453     $  37,189,005
                                   =============     =============     =============
*Cost of securities                $ 308,359,494     $ 332,015,960     $  59,078,086

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2001
--------------------------------------------------------------------------------

                                   Pilgrim          Pilgrim           Pilgrim
                                    MidCap          Growth +          SmallCap
                                    Growth           Value         Opportunities
                                     Fund             Fund              Fund
                                 ------------     ------------     ------------
Class A:
 Net assets                      $ 98,529,696     $160,251,249     $159,640,668
 Shares authorized                  unlimited        unlimited        unlimited
 Par value                       $       0.00     $       0.01     $       0.01
 Shares outstanding                 6,417,555       11,546,622        4,116,358
 Net asset value and
  redemption price per share     $      15.35     $      13.88     $      38.78
 Maximum offering price per
  share (5.75%)(1)               $      16.29     $      14.73     $      41.15
Class B:
 Net assets                      $ 85,111,123     $326,139,099     $206,967,557
 Shares authorized                  unlimited        unlimited        unlimited
 Par value                       $       0.00     $       0.01     $       0.01
 Shares outstanding                 4,754,523       24,410,440        5,654,371
 Net asset value and
  redemption price per
  share(2)                       $      17.90     $      13.36     $      36.60
 Maximum offering price per
  share                          $      17.90     $      13.36     $      36.60
Class C:
 Net assets                      $156,528,141     $183,036,538     $ 78,657,813
 Shares authorized                  unlimited        unlimited        unlimited
 Par value                       $       0.00     $       0.01     $       0.01
 Shares outstanding                11,138,747       13,706,008        2,153,520
 Net asset value and
  redemption price per
  share(2)                       $      14.05     $      13.35     $      36.53
 Maximum offering price per
  share                          $      14.05     $      13.35     $      36.53
Class I:
 Net assets                               n/a              n/a     $        218
 Shares authorized                        n/a              n/a        unlimited
 Par value                                n/a              n/a     $       0.01
 Shares outstanding                       n/a              n/a                6
 Net asset value and
  redemption price per share              n/a              n/a     $      39.02
 Maximum offering price per
  share                                   n/a              n/a     $      39.02
Class Q:
 Net assets                      $ 16,412,164     $    454,485     $  2,831,854
 Shares authorized                  unlimited        unlimited        unlimited
 Par value                       $       0.00     $       0.01     $       0.01
 Shares outstanding                   842,194           32,745           72,960
 Net asset value and
  redemption price per share     $      19.49     $      13.88     $      38.81
 Maximum offering price per
  share                          $      19.49     $      13.88     $      38.81
Class T:
 Net assets                               n/a              n/a     $ 16,315,808
 Shares authorized                        n/a              n/a        unlimited
 Par value                                n/a              n/a     $       0.01
 Shares outstanding                       n/a              n/a          441,696
 Net asset value and
  redemption price per share              n/a              n/a     $      36.94
 Maximum offering price per
  share (2)                               n/a              n/a     $      36.94

                                   Pilgrim          Pilgrim
                                   SmallCap         Financial        Pilgrim
                                    Growth          Services         Internet
                                     Fund             Fund             Fund
                                 ------------     ------------     ------------
Class A:
 Net assets                      $119,135,822     $251,947,376     $ 17,724,998
 Shares authorized                  unlimited       35,000,000        unlimited
 Par value                       $       0.00     $       0.00     $      0.001
 Shares outstanding                 9,897,451       10,786,848        4,618,975
 Net asset value and
  redemption price per share     $      12.04     $      23.36     $      3.84
 Maximum offering price per
  share (5.75%)(1)               $      12.77     $      24.78     $      4.07
Class B:
 Net assets                      $ 75,304,291     $183,433,077     $ 13,902,756
 Shares authorized                  unlimited       25,000,000        unlimited
 Par value                       $       0.00     $       0.00     $      0.001
 Shares outstanding                 5,019,038        7,880,416        3,669,986
 Net asset value and
  redemption price per
  share(2)                       $      15.00     $      23.28     $       3.79
 Maximum offering price per
  share                          $      15.00     $      23.28     $       3.79
Class C:
 Net assets                      $159,910,378              n/a     $  5,561,251
 Shares authorized                  unlimited              n/a        unlimited
 Par value                       $       0.00              n/a     $      0.001
 Shares outstanding                13,616,035              n/a        1,470,214
 Net asset value and
  redemption price per
  share(2)                       $      11.74              n/a     $       3.78
 Maximum offering price per
  share                          $      11.74              n/a     $       3.78
Class I:
 Net assets                               n/a              n/a              n/a
 Shares authorized                        n/a              n/a              n/a
 Par value                                n/a              n/a              n/a
 Shares outstanding                       n/a              n/a              n/a
 Net asset value and
  redemption price per share              n/a              n/a              n/a
 Maximum offering price per
  share                                   n/a              n/a              n/a
Class Q:
 Net assets                      $  9,079,890              n/a              n/a
 Shares authorized                  unlimited              n/a              n/a
 Par value                       $       0.00              n/a              n/a
 Shares outstanding                   674,733              n/a              n/a
 Net asset value and
  redemption price per share     $      13.46              n/a              n/a
 Maximum offering price per
  share                          $      13.46              n/a              n/a
Class T:
 Net assets                               n/a              n/a              n/a
 Shares authorized                        n/a              n/a              n/a
 Par value                                n/a              n/a              n/a
 Shares outstanding                       n/a              n/a              n/a
 Net asset value and
  redemption price per share              n/a              n/a              n/a
 Maximum offering price per
  share (2)                               n/a              n/a              n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2001
--------------------------------------------------------------------------------

                                                        Pilgrim           Pilgrim
                                                        Balanced        Convertible
                                                          Fund              Fund
                                                      -------------    -------------
ASSETS:
Investments in securities, at value*                  $ 118,257,663    $ 357,525,287
Short-term securities, at value                          11,844,000       14,676,000
Cash                                                            762           10,848
Receivables:
 Fund shares sold                                            42,480          801,976
 Dividends and interest                                   1,017,734        1,506,475
 Investment securities sold                               3,671,439               --
Prepaid expenses                                             69,713           61,942
Reimbursement due from manager                              159,582               --
                                                      -------------    -------------
  Total assets                                          135,063,373      374,582,528
                                                      -------------    -------------
LIABILITIES:
Payable for investment securities purchased               6,407,398          500,000
Payable for fund shares redeemed                            276,500        1,111,530
Payable to affiliates                                       155,754          513,891
Other accrued expenses and liabilities                      141,871          204,096
                                                      -------------    -------------
  Total liabilities                                       6,981,523        2,329,517
                                                      -------------    -------------
NET ASSETS                                            $ 128,081,850    $ 372,253,011
                                                      =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                       $ 128,047,437    $ 417,064,163
Undistributed net investment income                         776,758        2,222,925
Accumulated net realized gain (loss) on investments      (2,005,733)      (1,078,952)
Net unrealized appreciation (depreciation) of
 investments                                              1,263,388      (45,955,125)
                                                      -------------    -------------
NET ASSETS                                            $ 128,081,850    $ 372,253,011
                                                      =============    =============
*Cost of securities                                   $ 116,994,275    $ 403,480,412

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2001
--------------------------------------------------------------------------------

                                                       Pilgrim         Pilgrim
                                                      Balanced       Convertible
                                                        Fund            Fund
                                                    ------------    ------------
Class A:
 Net assets                                         $ 61,477,190    $ 98,895,557
 Shares authorized                                     unlimited       unlimited
 Par value                                          $       0.00    $       0.00
 Shares outstanding                                    4,623,365       5,526,844
 Net asset value and redemption price per share     $      13.30    $      17.89
 Maximum offering price per share (5.75%)(1)        $      14.11    $      18.99
Class B:
 Net assets                                         $ 35,828,427    $125,365,806
 Shares authorized                                     unlimited       unlimited
 Par value                                          $       0.00    $       0.00
 Shares outstanding                                    2,509,226       6,409,406
 Net asset value and redemption price per share(2)  $      14.28    $      19.56
 Maximum offering price per share                   $      14.28    $      19.56
Class C:
 Net assets                                         $ 22,678,633    $118,362,840
 Shares authorized                                     unlimited       unlimited
 Par value                                          $       0.00    $       0.00
 Shares outstanding                                    1,774,339       6,456,963
 Net asset value and redemption price per share(2)  $      12.78    $      18.33
 Maximum offering price per share                   $      12.78    $      18.33
Class Q:
 Net assets                                         $    372,810    $ 29,628,808
 Shares authorized                                     unlimited       unlimited
 Par value                                          $       0.00    $       0.00
 Shares outstanding                                       28,173       1,705,648
 Net asset value and redemption price per share     $      13.23    $      17.37
 Maximum offering price per share                   $      13.23    $      17.37
Class T:
 Net assets                                         $  7,724,790             n/a
 Shares authorized                                     unlimited             n/a
 Par value                                          $       0.00             n/a
 Shares outstanding                                      542,743             n/a
 Net asset value and redemption price per share     $      14.23             n/a
 Maximum offering price per share (2)               $      14.23             n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                              Pilgrim MagnaCap Fund       Pilgrim Growth and Income Fund
                                           ----------------------------   ------------------------------
                                              Eleven           Year            Five            Year
                                           Months Ended       Ended        Months Ended       Ended
                                              May 31,        June 30,         May 31,      December 31,
                                               2001            2000            2001            2000
                                           ------------    ------------    ------------    ------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes           $  5,360,188    $  6,411,880    $    870,715    $  1,981,997
 Interest                                       852,753       1,359,240         152,204         597,691
                                           ------------    ------------    ------------    ------------
  Total investment income                     6,212,941       7,771,120       1,022,919       2,579,688
                                           ------------    ------------    ------------    ------------
EXPENSES:
 Investment management fees                   2,711,207       3,251,123         582,390       1,549,898
 Distribution fees
  Class A                                       801,313         994,817         224,295         399,942
  Class B                                       822,246       1,030,869          13,327             785
  Class C                                        52,661          26,458           6,064             145
  Class M                                        93,774         108,690              --              --
  Class Q                                        24,454          14,864              --              --
 Administrative fees                                 --              --          91,556              --
 Transfer agent fees                            550,664         721,472         165,346         171,328
 Shareholder reporting fees                     132,901         146,421          63,935         153,912
 Registration and filing fees                    97,133         100,509          58,754          28,009
 Recordkeeping and pricing fees                  68,367          82,218           8,909         103,723
 Professional fees                               57,009          60,170          43,990          36,949
 Custody fees                                    51,225          52,887          47,535          51,905
 Shareholder servicing fees                      24,130          31,735           3,775             138
 Director's fees                                 25,833          29,515           4,228         100,548
 Insurance fees                                   8,229          21,139           1,500              --
 Miscellaneous fees                               8,137          13,160           3,935         140,770
 Interest and credit facility fees                   --           6,126              --              --
 Merger fees                                     52,548              --          54,163              --
                                           ------------    ------------    ------------    ------------
  Total expenses                              5,581,831       6,692,173       1,373,702       2,738,052
                                           ------------    ------------    ------------    ------------
Less:
 Earnings credits                                    --             740              --              --
                                           ------------    ------------    ------------    ------------
  Net expenses                                5,581,831       6,691,433       1,373,702       2,738,052
                                           ------------    ------------    ------------    ------------
 Net investment income (loss)                   631,110       1,079,687        (350,783)       (158,364)
                                           ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FUTURES:
 Net realized gain (loss) on investments     63,559,889      29,968,024      (8,374,851)     36,335,197
 Net change in unrealized appreciation
  (depreciation) of investments and
  futures                                   (72,272,816)    (35,597,984)     (5,227,499)    (43,042,039)
                                           ------------    ------------    ------------    ------------
  Net realized and unrealized gain
   (loss) on investments and futures         (8,712,927)     (5,629,960)    (13,602,350)     (6,706,842)
                                           ------------    ------------    ------------    ------------
 Increase (decrease) in net assets
  resulting from operations                $ (8,081,817)   $ (4,550,273)   $(13,953,133)   $ (6,865,206)
                                           ============    ============    ============    ============

                                        Pilgrim Research Enhanced Index Fund
                                        ------------------------------------
                                              Seven            Year
                                           Months Ended       Ended
                                              May 31,       October 31,
                                               2001            2000
                                           ------------    ------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes           $  1,496,923    $  3,189,778
 Interest                                        30,745         215,827
                                           ------------    ------------
  Total investment income                     1,527,668       3,405,605
                                           ------------    ------------
EXPENSES:
 Investment management fees                     815,269       1,741,851
 Distribution fees
  Class A                                        27,937          84,544
  Class B                                       478,131       1,023,994
  Class C                                       442,861         891,570
  Class M                                            --              --
  Class Q                                           482             260
 Administrative fees                            116,467              --
 Transfer agent fees                            112,706         236,223
 Shareholder reporting fees                      84,634          24,884
 Registration and filing fees                    53,924         104,627
 Recordkeeping and pricing fees                      --              --
 Professional fees                               44,996          36,875
 Custody fees                                    74,003         211,510
 Shareholder servicing fees                      11,180         272,002
 Director's fees                                  6,360          10,980
 Insurance fees                                      --              --
 Miscellaneous fees                               4,240           7,572
 Interest and credit facility fees                   --              --
 Merger fees                                         --              --
                                           ------------    ------------
  Total expenses                              2,273,190       4,646,892
                                           ------------    ------------
Less:
 Earnings credits                                    --              --
                                           ------------    ------------
  Net expenses                                2,273,190       4,646,892
                                           ------------    ------------
 Net investment income (loss)                  (745,522)     (1,241,287)
                                           ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FUTURES:
 Net realized gain (loss) on investments     (9,758,933)     (1,264,718)
 Net change in unrealized appreciation
  (depreciation) of investments and
  futures                                   (17,931,672)      4,751,252
                                           ------------    ------------
  Net realized and unrealized gain
   (loss) on investments and futures        (27,690,605)      3,486,534
                                           ------------    ------------
 Increase (decrease) in net assets
  resulting from operations                $(28,436,127)   $  2,245,247
                                           ============    ============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                         Pilgrim Tax Efficient Equity Fund    Pilgrim Growth Opportunities Fund
                                         ---------------------------------    ---------------------------------
                                              Seven             Year                Five               Year
                                           Months Ended        Ended            Months Ended          Ended
                                              May 31,        October 31,           May 31,         December 31,
                                               2001             2000                2001               2000
                                           -------------    -------------      -------------      -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes           $     483,452    $     711,701      $     781,394      $   2,931,434
 Interest                                         55,622          336,224            187,511          1,364,416
                                           -------------    -------------      -------------      -------------
  Total investment income                        539,074        1,047,925            968,905          4,295,850
                                           -------------    -------------      -------------      -------------
EXPENSES:
 Investment management fees                      260,789          501,862          2,339,228          5,951,486
 Distribution fees
  Class A                                         88,602          349,050            218,699            606,227
  Class B                                         59,038               --            754,553          2,064,851
  Class C                                         13,800               --            434,962          1,053,127
  Class Q                                             --               --              8,746             17,579
  Class T                                             --               --            140,433            645,962
 Administrative fees                              32,599               --            246,235                 --
 Transfer agent fees                              55,692          229,345            241,629            555,472
 Shareholder reporting fees                       16,219           26,917            142,601            266,464
 Registration and filing fees                     43,978           50,532            117,867            344,099
 Recordkeeping and pricing fees                   19,565           49,236                 --                 --
 Professional fees                                11,823           30,414             57,995             99,148
 Custody fees                                      9,949           16,150             86,372            176,223
 Shareholder servicing fees                        3,908          156,845            215,400            868,829
 Director's fees                                   2,699            5,444              4,466             24,758
 Insurance fees                                       --               --              1,822                 --
 Miscellaneous fees                                8,152           13,923              5,000                523
 Interest and credit facility fees                    --               --                 --                 --
 Merger fees                                          --               --                 --                 --
                                           -------------    -------------      -------------      -------------
  Total expenses                                 626,813        1,429,718          5,016,008         12,674,748
                                           -------------    -------------      -------------      -------------
Less:
 Waived and reimbursed
  fees/(recoupment)                              122,924          517,049                 --                 --
 Earnings credits                                     --               --                 --                 --
                                           -------------    -------------      -------------      -------------
  Net expenses                                   503,889          912,669          5,016,008         12,674,748
                                           -------------    -------------      -------------      -------------
 Net investment income (loss)                     35,185          135,256         (4,047,103)        (8,378,898)
                                           -------------    -------------      -------------      -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments         (61,178)        (346,870)      (186,849,526)       (44,978,445)
 Net change in unrealized appreciation
  (depreciation) of investments               (4,150,929)       2,162,263         (9,865,713)      (137,522,500)
                                           -------------    -------------      -------------      -------------
  Net realized and unrealized gain
   (loss) on investments                      (4,212,107)       1,815,393       (196,715,239)      (182,500,945)
                                           -------------    -------------      -------------      -------------
 Increase (decrease) in net assets
  resulting from operations                $  (4,176,922)   $   1,950,649      $(200,762,342)     $(190,879,843)
                                           =============    =============      =============      =============

                                            Pilgrim LargeCap Growth Fund
                                           ------------------------------
                                              Eleven            Year
                                           Months Ended        Ended
                                              May 31,         June 30,
                                               2001             2000
                                           -------------    -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes           $   1,920,959    $     979,861
 Interest                                      2,083,969        1,001,252
                                           -------------    -------------
  Total investment income                      4,004,928        1,981,113
                                           -------------    -------------
EXPENSES:
 Investment management fees                    4,287,057        2,997,541
 Distribution fees
  Class A                                        586,867          375,756
  Class B                                      2,674,191        1,990,735
  Class C                                      1,319,351          824,123
  Class Q                                         43,024           38,960
  Class T                                             --               --
 Administrative fees                                  --               --
 Transfer agent fees                           1,136,272          638,226
 Shareholder reporting fees                      420,631          145,839
 Registration and filing fees                    158,010           87,246
 Recordkeeping and pricing fees                  103,300           66,942
 Professional fees                               126,868           39,618
 Custody fees                                     98,748           45,643
 Shareholder servicing fees                       30,990           27,554
 Director's fees                                  47,229           16,842
 Insurance fees                                    7,605              998
 Miscellaneous fees                               24,168            7,788
 Interest and credit facility fees                    --           15,244
 Merger fees                                      51,582               --
                                           -------------    -------------
  Total expenses                              11,115,893        7,319,055
                                           -------------    -------------
Less:
 Waived and reimbursed
  fees/(recoupment)                              (10,162)              --
 Earnings credits                                     --           19,972
                                           -------------    -------------
  Net expenses                                11,126,055        7,299,083
                                           -------------    -------------
 Net investment income (loss)                 (7,121,127)      (5,317,970)
                                           -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments    (174,109,898)      13,498,698
 Net change in unrealized appreciation
  (depreciation) of investments             (173,014,281)     147,558,169
                                           -------------    -------------
  Net realized and unrealized gain
   (loss) on investments                    (347,124,179)     161,056,867
                                           -------------    -------------
 Increase (decrease) in net assets
  resulting from operations                $(354,245,306)   $ 155,738,897
                                           =============    =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                         Pilgrim MidCap Opportunities Fund     Pilgrim MidCap Growth Fund
                                         ---------------------------------   ------------------------------
                                               Five             Year           Eleven             Year
                                           Months Ended        Ended         Months Ended        Ended
                                              May 31,        December 31,       May 31,         June 30,
                                               2001             2000             2001             2000
                                           -------------    -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes           $     179,172    $     413,143    $   1,247,144    $     240,274
 Interest                                        124,492          560,889        1,380,116          831,678
                                           -------------    -------------    -------------    -------------
  Total investment income                        303,664          974,032        2,627,260        1,071,952
                                           -------------    -------------    -------------    -------------
EXPENSES:
 Investment management fees                      567,295        1,439,697        3,249,540        3,101,608
 Distribution fees
  Class A                                         34,653           61,730          424,676          389,998
  Class B                                        125,218          273,856          989,467          822,217
  Class C                                         86,072          198,779        1,960,515        2,056,051
  Class Q                                          3,089            3,614           43,758           40,692
 Administrative fees                              56,730               --               --               --
 Transfer agent fees                              62,971          109,413          752,079          561,763
 Shareholder reporting fees                       22,875           50,978          326,079          172,610
 Registration and filing fees                     17,122           48,244           93,252           82,483
 Recordkeeping and pricing fees                    5,000               --           85,709           77,837
 Professional fees                                48,405           35,368           68,393           45,075
 Custody fees                                     23,842           49,422           72,989           54,743
 Shareholder servicing fees                       37,630          155,988           24,790           23,703
 Director's fees                                   4,228            4,892           15,745           16,500
 Insurance fees                                      448               --            5,461            4,793
 Miscellaneous fees                               36,742              662            8,085           86,883
 Interest and credit facility fees                    --               --               --            3,556
 Merger fees                                      50,373               --               --               --
                                           -------------    -------------    -------------    -------------
  Total expenses                               1,182,693        2,432,643        8,120,538        7,540,512
                                           -------------    -------------    -------------    -------------
Less:
 Waived and reimbursed
  fees/(recoupment)                                   --               --          (29,600)          10,354
 Earnings credits                                     --               --               --            5,832
                                           -------------    -------------    -------------    -------------
  Net expenses                                 1,182,693        2,432,643        8,150,138        7,524,326
                                           -------------    -------------    -------------    -------------
 Net investment loss                            (879,029)      (1,458,611)      (5,522,878)      (6,452,374)
                                           -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments     (25,966,455)       7,746,077      (18,681,763)      85,093,448
 Net change in unrealized appreciation
  (depreciation) of investments              (14,150,486)     (15,822,878)    (163,691,749)     119,946,995
                                           -------------    -------------    -------------    -------------
  Net realized and unrealized gain
   (loss) on investments                     (40,116,941)      (8,076,801)    (182,373,512)     205,040,443
                                           -------------    -------------    -------------    -------------
 Increase (decrease) in net assets
  resulting from operations                $ (40,995,970)   $  (9,535,412)   $(187,896,390)   $ 198,588,069
                                           =============    =============    =============    =============

                                            Pilgrim Growth + Value Fund
                                           ------------------------------
                                              Seven             Year
                                           Months Ended        Ended
                                              May 31,        October 31,
                                               2001             2000
                                           -------------    -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes           $     346,205    $     221,045
 Interest                                        785,243        2,463,831
                                           -------------    -------------
  Total investment income                      1,131,448        2,684,876
                                           -------------    -------------
EXPENSES:
 Investment management fees                    4,401,021        7,639,602
 Distribution fees
  Class A                                        321,026          510,815
  Class B                                      2,136,886        3,956,212
  Class C                                      1,189,813        1,978,306
  Class Q                                          1,058              591
 Administrative fees                             440,102               --
 Transfer agent fees                             410,197          763,960
 Shareholder reporting fees                      479,562           82,396
 Registration and filing fees                     45,557           78,985
 Recordkeeping and pricing fees                       --               --
 Professional fees                               176,748           53,616
 Custody fees                                    128,900          229,188
 Shareholder servicing fees                      282,099          836,071
 Director's fees                                  59,370           17,980
 Insurance fees                                       --               --
 Miscellaneous fees                               32,932           16,501
 Interest and credit facility fees                    --               --
 Merger fees                                          --               --
                                           -------------    -------------
  Total expenses                              10,105,271       16,164,223
                                           -------------    -------------
Less:
 Waived and reimbursed
  fees/(recoupment)                                   --               --
 Earnings credits                                     --               --
                                           -------------    -------------
  Net expenses                                10,105,271       16,164,223
                                           -------------    -------------
 Net investment loss                          (8,973,823)     (13,479,347)
                                           -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments    (301,751,046)      96,147,664
 Net change in unrealized appreciation
  (depreciation) of investments             (104,576,146)      50,016,590
                                           -------------    -------------
  Net realized and unrealized gain
   (loss) on investments                    (406,327,192)     146,164,254
                                           -------------    -------------
 Increase (decrease) in net assets
  resulting from operations                $(415,301,015)   $ 132,684,907
                                           =============    =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                 Pilgrim SmallCap Opportunities Fund         Pilgrim SmallCap Growth Fund
                                 -----------------------------------        ------------------------------
                                       Five             Year                   Eleven            Year
                                   Months Ended        Ended                Months Ended        Ended
                                      May 31,       December 31,               May 31,         June 30,
                                       2001             2000                    2001             2000
                                   -------------    -------------           -------------    -------------
INVESTMENT INCOME:
 Dividends, net of
  foreign taxes                    $     188,929    $     614,237           $     426,546    $     413,944
 Interest                                363,842        2,120,653               1,511,456          913,329
                                   -------------    -------------           -------------    -------------
  Total investment
   income                                552,771        2,734,890               1,938,002        1,327,273
                                   -------------    -------------           -------------    -------------
EXPENSES:
 Investment management
  fees                                 1,954,402        5,594,488               4,007,172        4,206,863
 Distribution fees
  Class A                                196,303          585,069                 461,866          488,534
  Class B                                878,520        3,213,859                 807,309          727,465
  Class C                                338,772        1,261,617               1,777,357        1,977,269
  Class Q                                  2,392            3,349                  25,674           26,579
  Class T                                 69,541          284,800                      --               --
 Administrative fees                     195,440               --                      --               --
 Transfer agent fees                     221,132          542,846                 787,229          610,182
 Shareholder reporting
  fees                                    60,278          268,242                 249,881          167,232
 Registration and filing
  fees                                    16,952           85,229                  84,723           91,096
 Recordkeeping and
  pricing fees                                --               --                  97,700           81,596
 Professional fees                        49,303          180,320                  73,329           56,326
 Custody fees                             48,301          210,233                  87,405           85,460
 Shareholder servicing
  fees                                    92,991          826,269                  26,800           25,209
 Director's fees                           5,083           32,598                  20,100           22,000
 Insurance fees                            2,263               --                   5,531            5,699
 Miscellaneous fees                        5,600          182,082                  27,338          185,057
 Interest and credit
  facility fees                               --               --                      --           34,152
 Merger fees                              58,589               --                      --               --
                                   -------------    -------------           -------------    -------------
  Total expenses                       4,195,862       13,271,001               8,539,414        8,790,719
                                   -------------    -------------           -------------    -------------
Less:
 Waived and reimbursed
  fees/(recoupment)                           --               --                 (47,191)         204,352
                                   -------------    -------------           -------------    -------------
  Net expenses                         4,195,862       13,271,001               8,586,605        8,586,367
                                   -------------    -------------           -------------    -------------
 Net investment income
  (loss)                              (3,643,091)     (10,536,111)             (6,648,603)      (7,259,094)
                                   -------------    -------------           -------------    -------------
REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on investments                     (21,202,558)     (16,488,885)              5,605,591       85,003,902
 Net realized loss on
  foreign currencies                          --               --                      --               --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments                        (81,917,523)     (45,920,205)           (130,267,810)     102,235,975
                                   -------------    -------------           -------------    -------------
  Net realized and
   unrealized gain
   (loss) on
   investments                      (103,120,081)     (62,409,090)           (124,662,219)     187,239,877
                                   -------------    -------------           -------------    -------------
 Increase (decrease) in
  net assets resulting
  from operations                  $(106,763,172)   $ (72,945,201)          $(131,310,822)   $ 179,980,783
                                   =============    =============           =============    =============

                                  Pilgrim Financial Services Fund               Pilgrim Internet Fund
                                  -------------------------------           ------------------------------
                                       Eleven           Year                   Seven              Year
                                    Months Ended       Ended                Months Ended         Ended
                                       May 31,        June 30,                 May 31,        October 31,
                                        2001            2000                    2001              2000
                                   -------------   -------------            -------------    -------------
INVESTMENT INCOME:
 Dividends, net of
  foreign taxes                    $  10,059,747   $  13,965,652            $      10,818    $          --
 Interest                                938,087         243,551                   14,315          191,080
                                   -------------   -------------            -------------    -------------
  Total investment
   income                             10,997,834      14,209,203                   25,133          191,080
                                   -------------   -------------            -------------    -------------
EXPENSES:
 Investment management
  fees                                 2,766,066       3,609,716                  414,886        2,126,079
 Distribution fees
  Class A                                554,507         688,835                   56,711        1,053,885
  Class B                              1,553,213       2,204,968                  121,047               --
  Class C                                     --              --                   48,023               --
  Class Q                                     --              --                       --               --
  Class T                                     --              --                       --               --
 Administrative fees                          --              --                   33,191               --
 Transfer agent fees                   1,249,967       1,564,384                   89,321          981,081
 Shareholder reporting
  fees                                   129,283         125,600                   41,737           59,210
 Registration and filing
  fees                                    41,731          96,425                   81,669          100,411
 Recordkeeping and
  pricing fees                            57,616          89,510                   10,081           44,455
 Professional fees                        71,180          75,093                   25,514           44,049
 Custody fees                             39,686          58,848                   34,664           38,151
 Shareholder servicing
  fees                                    24,009          43,262                    1,120          425,110
 Director's fees                          31,616          35,000                    3,238            6,184
 Insurance fees                           11,056          17,558                       --               --
 Miscellaneous fees                        7,350          16,809                   12,363           24,476
 Interest and credit
  facility fees                               --           7,957                       --               --
 Merger fees                                  --              --                       --               --
                                   -------------   -------------            -------------    -------------
  Total expenses                       6,537,280       8,633,965                  973,565        4,903,091
                                   -------------   -------------            -------------    -------------
Less:
 Waived and reimbursed
  fees/(recoupment)                           --              --                  314,555        1,866,267
                                   -------------   -------------            -------------    -------------
  Net expenses                         6,537,280       8,633,965                  659,010        3,036,824
                                   -------------   -------------            -------------    -------------
 Net investment income
  (loss)                               4,460,554       5,575,238                 (633,877)      (2,845,744)
                                   -------------   -------------            -------------    -------------
REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on investments                      11,011,288       3,137,070              (90,562,240)      15,164,736
 Net realized loss on
  foreign currencies                          --              --                  (39,545)              --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments                        136,148,063    (157,531,125)              24,521,151      (56,248,640)
                                   -------------   -------------            -------------    -------------
  Net realized and
   unrealized gain
   (loss) on
   investments                       147,159,351    (154,394,055)             (66,080,634)     (41,083,904)
                                   -------------   -------------            -------------    -------------
 Increase (decrease) in
  net assets resulting
  from operations                  $ 151,619,905   $(148,818,817)           $ (66,714,511)   $ (43,929,648)
                                   =============   =============            =============    =============

                 See Accompanying Notes to Financial Statements

-------------
Equity &
Income Funds
-------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                Pilgrim Balanced Fund           Pilgrim Convertible Fund
                                           -------------------------------   ------------------------------
                                              Eleven             Year           Eleven             Year
                                           Months Ended         Ended        Months Ended         Ended
                                              May 31,          June 30,         May 31,          June 30,
                                               2001              2000            2001             2000
                                           -------------    -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes           $     968,015    $     623,513    $   4,926,859    $   3,844,668
 Interest                                      4,941,149        2,269,878        9,777,380        7,216,183
                                           -------------    -------------    -------------    -------------
  Total investment income                      5,909,164        2,893,391       14,704,239       11,060,851
                                           -------------    -------------    -------------    -------------
EXPENSES:
 Investment management fees                      913,795          476,583        3,050,129        2,652,928
 Distribution fees
  Class A                                        197,467           81,266          387,083          317,132
  Class B                                        348,399          162,089        1,259,355        1,028,519
  Class C                                        217,645          210,792        1,288,620        1,267,593
  Class Q                                            787              495          104,120           83,759
  Class T                                         63,756           21,291               --               --
 Transfer agent fees                             225,412          186,550          663,018          444,782
 Shareholder reporting fees                       98,542           44,134          166,058          126,626
 Registration and filing fees                     51,274           13,913          101,565           62,729
 Recordkeeping and pricing fees                       --           21,505           80,065           69,402
 Professional fees                                47,582           38,871           61,190           48,814
 Custody fees                                     52,656           14,996           44,455           56,900
 Shareholder servicing fees                       16,100            7,816           26,465           24,890
 Director's fees                                   4,049            3,180           16,878           15,000
 Insurance fees                                       --              801            4,781            2,892
 Miscellaneous fees                               30,399           15,536           28,639           74,289
 Interest and credit facility fees                    --              347               --            9,316
 Merger fees                                          --           29,494               --               --
                                           -------------    -------------    -------------    -------------
  Total expenses                               2,267,863        1,329,659        7,282,421        6,285,571
                                           -------------    -------------    -------------    -------------
Less:
 Waived and reimbursed
  fees/(recoupment)                              262,968          179,601          (28,211)              --
 Earnings credits                                     --            1,211               --           51,091
                                           -------------    -------------    -------------    -------------
  Net expenses                                 2,004,895        1,148,847        7,310,632        6,234,480
                                           -------------    -------------    -------------    -------------
 Net investment income                         3,904,269        1,744,544        7,393,607        4,826,371
                                           -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments      (1,616,640)      10,481,616       25,240,635       70,655,086
 Net change in unrealized appreciation
  (depreciation) of investments               (3,330,551)     (17,791,175)    (125,518,453)      29,680,606
                                           -------------    -------------    -------------    -------------
  Net realized and unrealized gain
   (loss) on investments                      (4,947,191)      (7,309,559)    (100,277,818)     100,335,692
                                           -------------    -------------    -------------    -------------
 Increase (decrease) in net assets
  resulting from operations                $  (1,042,922)   $  (5,565,015)   $ (92,884,211)   $ 105,162,063
                                           =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         Pilgrim MagnaCap Fund
                                             -----------------------------------------------
                                             Eleven Months         Year             Year
                                                 Ended            Ended            Ended
                                              May 31, 2001    June 30, 2000    June 30, 1999
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                 $     631,110    $   1,079,687    $   1,122,179
Net realized gain (loss) on investments         63,559,889       29,968,024       49,186,475
Net change in unrealized appreciation
 (depreciation) of investments                 (72,272,816)     (35,597,984)      17,754,811
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                   $  (8,081,817)   $  (4,550,273)   $  68,063,465
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                       (1,630,626)      (1,038,566)        (713,703)
  Class B                                          (22,115)              --               --
  Class C                                             (945)              --               --
  Class M                                           (4,626)         (12,763)            (963)
  Class Q                                          (66,993)              --               --
Net realized gain from investments             (47,090,684)     (48,878,271)     (45,964,037)
                                             -------------    -------------    -------------
Total distributions                            (48,815,989)     (49,929,600)     (46,678,703)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                36,855,285      169,844,202      272,199,176
Net proceeds from shares issued in merger       69,632,639               --               --
Shares resulting from dividend
 reinvestments                                  40,302,303       45,853,052       37,748,339
                                             -------------    -------------    -------------
                                               146,790,227      215,697,254      309,947,515
Cost of shares redeemed                        (78,040,728)    (245,236,862)    (270,865,970)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions      68,749,499      (29,539,608)      39,081,545
                                             -------------    -------------    -------------
Net increase (decrease) in net assets           11,851,693      (84,019,481)      60,466,307
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            417,667,984      501,687,465      441,221,158
                                             -------------    -------------    -------------
End of period                                $ 429,519,677    $ 417,667,984    $ 501,687,465
                                             =============    =============    =============
Undistributed net investment income
 at end of period                            $          --    $     872,876    $     536,313
                                             =============    =============    =============

                                                         Pilgrim Growth and Income Fund
                                             ------------------------------------------------------
                                              Five Months            Year               Year
                                                 Ended              Ended               Ended
                                              May 31, 2001    December 31, 2000   December 31, 1999
                                             -------------    -----------------   -----------------
FROM OPERATIONS:
Net investment income (loss)                 $    (350,783)     $    (158,364)       $     505,959
Net realized gain (loss) on investments         (8,374,851)        36,335,197           32,933,595
Net change in unrealized appreciation
 (depreciation) of investments                  (5,227,499)       (43,042,039)           1,831,121
                                             -------------      -------------        -------------
Net increase (decrease) in net assets
 resulting from operations                   $ (13,953,133)     $  (6,865,206)       $  35,270,675
                                             -------------      -------------        -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                               --            (22,244)            (481,857)
  Class B                                               --                 --                   --
  Class C                                               --                 --                   --
  Class M                                               --                 --                   --
  Class Q                                               --                 --                   --
Net realized gain from investments                      --        (41,013,548)         (29,652,698)
                                             -------------      -------------        -------------
Total distributions                                     --        (41,035,792)         (30,134,555)
                                             -------------      -------------        -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 9,762,846         44,113,735           24,331,505
Net proceeds from shares issued in merger       32,272,403                 --                   --
Shares resulting from dividend
 reinvestments                                          --         35,741,121           26,237,461
                                             -------------      -------------        -------------
                                                42,035,249         79,854,856           50,568,966
Cost of shares redeemed                        (34,544,687)       (58,698,351)         (46,963,108)
                                             -------------      -------------        -------------
Net increase (decrease) in net assets
 resulting from capital share transactions       7,490,562         21,156,505            3,605,858
                                             -------------      -------------        -------------
Net increase (decrease) in net assets           (6,462,571)       (26,744,493)           8,741,978
                                             -------------      -------------        -------------
NET ASSETS:
Beginning of period                            227,787,246        254,531,739          245,789,761
                                             -------------      -------------        -------------
End of period                                $ 221,324,675      $ 227,787,246        $ 254,531,739
                                             =============      =============        =============
Undistributed net investment income
 at end of period                            $          --      $          --        $      20,808
                                             =============      =============        =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       Pilgrim Research Enhanced Index Fund
                                             ---------------------------------------------------------
                                               Seven Months          Year                Period
                                                   Ended             Ended               Ended
                                               May 31, 2001    October 31, 2000   October 31, 1999(1)
                                             ---------------- ------------------ ---------------------
FROM OPERATIONS:
Net investment income (loss)                  $    (745,522)    $  (1,241,287)       $    (160,475)
Net realized gain (loss) on investments          (9,758,933)       (1,264,718)           2,844,931
Net change in unrealized appreciation
 (depreciation) of investments                  (17,931,672)        4,751,252            5,444,661
                                              -------------     -------------        -------------
Net increase (decrease) in net assets
 resulting from operations                    $ (28,436,127)    $   2,245,247        $   8,129,117
                                              -------------     -------------        -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                               --                --                   --
  Class B                                               --                --                   --
  Class C                                               --                --                   --
Net realized gain from investments                      --         (3,268,200)                 --
                                              -------------     -------------        -------------
Total distributions                                     --         (3,268,200)                 --
                                              -------------     -------------        -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 22,144,706        70,474,849          231,460,935
Shares resulting from dividend
 reinvestments                                          --          1,900,825                  --
                                              -------------     -------------        -------------
                                                 22,144,706        72,375,674          231,460,935
Cost of shares redeemed                         (47,147,064)      (66,766,343)          (9,383,395)
                                              -------------     -------------        -------------
Net increase (decrease) in net assets
 resulting from capital share transactions      (25,002,358)        5,609,331          222,077,540
                                              -------------     -------------        -------------
Net increase (decrease) in net assets           (53,438,485)        4,586,378          230,206,657
                                              -------------     -------------        -------------
NET ASSETS:
Beginning of period                             234,793,035       230,206,657                  --
                                              -------------     -------------        -------------
End of period                                 $ 181,354,550     $ 234,793,035        $ 230,206,657
                                              =============     =============        =============
Undistributed net investment income
 at end of period                             $         --      $         --         $         --
                                              =============     =============        =============

                                                        Pilgrim Tax Efficient Equity Fund
                                             ------------------------------------------------------
                                             Seven Months          Year               Period
                                                Ended             Ended               Ended
                                             May 31, 2001    October 31, 2000   October 31, 1999(2)
                                             ------------    ----------------   -------------------
FROM OPERATIONS:
Net investment income (loss)                       35,185      $    135,256        $    157,443
Net realized gain (loss) on investments           (61,178)         (346,870)             (7,352)
Net change in unrealized appreciation
 (depreciation) of investments                 (4,150,929)        2,162,263           6,411,533
                                             ------------      ------------        ------------
Net increase (decrease) in net assets
 resulting from operations                   $ (4,176,922)     $  1,950,649        $  6,561,624
                                             ------------      ------------        ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                        (105,257)         (204,514)                 --
  Class B                                         (13,160)          (20,815)                 --
  Class C                                          (3,524)           (8,313)                 --
Net realized gain from investments                     --                --                  --
                                             ------------      ------------        ------------
Total distributions                              (121,941)         (233,642)                 --
                                             ------------      ------------        ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                5,293,131        13,556,964          52,348,401
Shares resulting from dividend
 reinvestments                                    121,942           227,910                  --
                                             ------------      ------------        ------------
                                                5,415,073        13,784,874          52,348,401
Cost of shares redeemed                        (8,092,057)      (10,838,306)         (1,832,079)
                                             ------------      ------------        ------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (2,676,984)        2,946,568          50,516,322
                                             ------------      ------------        ------------
Net increase (decrease) in net assets          (6,975,847)        4,663,575          57,077,946
                                             ------------      ------------        ------------
NET ASSETS:
Beginning of period                            61,748,664        57,085,089               7,143
                                             ------------      ------------        ------------
End of period                                $ 54,772,817      $ 61,748,664        $ 57,085,089
                                             ============      ============        ============
Undistributed net investment income
 at end of period                            $         --      $     82,919        $    181,305
                                             ============      ============        ============

----------
(1)  Fund commenced operations on December 30, 1998.
(2)  Fund commenced operations on December 15, 1998.

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        Pilgrim Growth Opportunities Fund
                                            -------------------------------------------------------
                                             Five Months           Year                 Year
                                                Ended              Ended                Ended
                                            May 31, 2001     December 31, 2000    December 31, 1999
                                            ------------     -----------------    -----------------
FROM OPERATIONS:
Net investment loss                         $  (4,047,103)     $  (8,378,898)       $  (2,696,734)
Net realized gain (loss) on investments      (186,849,526)       (44,978,445)          99,757,033
Net change in unrealized appreciation
 (depreciation) of investments                 (9,865,713)      (137,522,500)          83,704,065
                                            -------------      -------------        -------------
Net increase (decrease) in net assets
 resulting from operations                  $(200,762,342)     $(190,879,843)       $ 180,764,364
                                            -------------      -------------        -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                     --        (41,120,168)        (103,343,720)
                                            -------------      -------------        -------------
Total distributions                                    --        (41,120,168)        (103,343,720)
                                            -------------      -------------        -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares               85,048,337        726,623,810          138,399,126
Net proceeds from shares issued in merger              --                 --                   --
Shares resulting from dividend
 reinvestments                                         --         30,960,648           94,714,507
Redemption of Class I shares                           --                 --                   --
                                            -------------      -------------        -------------
                                               85,048,337        757,584,458          233,113,633
Cost of shares redeemed                       (80,753,091)      (225,228,540)         (64,957,986)
                                            -------------      -------------        -------------
Net increase in net assets resulting from
 capital share transactions                     4,295,246        532,355,918          168,155,647
                                            -------------      -------------        -------------
Net increase (decrease) in net assets        (196,467,096)       300,355,907          245,576,291
                                            -------------      -------------        -------------
NET ASSETS:
Beginning of period                           727,651,413        427,295,506          181,719,215
                                            -------------      -------------        -------------
End of period                               $ 531,184,317      $ 727,651,413        $ 427,295,506
                                            =============      =============        =============
Undistributed net investment income at
 end of period                              $          --      $          --        $          --
                                            =============      =============        =============

                                                      Pilgrim LargeCap Growth Fund
                                            -----------------------------------------------
                                            Eleven Months         Year        Three Months
                                                Ended            Ended            Ended
                                            May 31, 2001     June 30, 2000    June 30, 1999
                                            -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                         $  (7,121,127)   $  (5,317,970)   $    (163,823)
Net realized gain (loss) on investments      (174,109,898)      13,498,698        2,418,689
Net change in unrealized appreciation
 (depreciation) of investments               (173,014,281)     147,558,169        6,320,924
                                            -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                  $(354,245,306)   $ 155,738,897    $   8,575,790
                                            -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments             (8,506,681)      (3,085,512)              --
                                            -------------    -------------    -------------
Total distributions                            (8,506,681)      (3,085,512)              --
                                            -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares              305,120,966      532,535,020       52,500,065
Net proceeds from shares issued in merger     110,393,160               --               --
Shares resulting from dividend
 reinvestments                                  5,079,126        2,521,879               --
Redemption of Class I shares                           --               --       (6,420,194)
                                            -------------    -------------    -------------
                                              420,593,252      535,056,899       46,079,871
Cost of shares redeemed                      (238,728,153)     (93,636,480)      (3,028,700)
                                            -------------    -------------    -------------
Net increase in net assets resulting from
 capital share transactions                   181,865,099      441,420,419       43,051,171
                                            -------------    -------------    -------------
Net increase (decrease) in net assets        (180,886,888)     594,073,804       51,626,961
                                            -------------    -------------    -------------
NET ASSETS:
Beginning of period                           697,037,752      102,963,948       51,336,987
                                            -------------    -------------    -------------
End of period                               $ 516,150,864    $ 697,037,752    $ 102,963,948
                                            =============    =============    =============
Undistributed net investment income at
 end of period                              $          --    $          --    $          --
                                            =============    =============    =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       Pilgrim MidCap Opportunities Fund
                                             -----------------------------------------------------
                                              Five Months           Year                Year
                                                 Ended             Ended               Ended
                                             May 31, 2001    December 31, 2000   December 31, 1999
                                             ------------    -----------------   -----------------
FROM OPERATIONS:
Net investment loss                          $    (879,029)    $  (1,458,611)      $    (533,884)
Net realized gain (loss) on investments        (25,966,455)        7,746,077          15,933,086
Net change in unrealized appreciation
 (depreciation) of investments                 (14,150,486)      (15,822,878)         23,414,702
                                             -------------     -------------       -------------
Net increase (decrease) in net assets
 resulting from operations                   $ (40,995,970)    $  (9,535,412)      $  38,813,904
                                             -------------     -------------       -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                      --       (15,667,624)        (10,428,057)
                                             -------------     -------------       -------------
Total distributions                                     --       (15,667,624)        (10,428,057)
                                             -------------     -------------       -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 9,802,023       106,404,210          15,834,997
Net proceeds from shares issued in merger       30,843,894                --                  --
Shares resulting from dividend
 reinvestments                                          --        12,544,986          10,198,746
Redemption of Class I shares                            --                --                  --
                                             -------------     -------------       -------------
                                                40,645,917       118,949,196          26,033,743
Cost of shares redeemed                        (31,459,743)      (22,301,858)         (1,640,736)
                                             -------------     -------------       -------------
Net increase (decrease) in net assets
 resulting from capital share transactions       9,186,174        96,647,338          24,393,007
                                             -------------     -------------       -------------
Net increase (decrease) in net assets          (31,809,796)       71,444,302          52,778,854
                                             -------------     -------------       -------------
NET ASSETS:
Beginning of period                            158,501,098        87,056,796          34,277,942
                                             -------------     -------------       -------------
End of period                                $ 126,691,302     $ 158,501,098       $  87,056,796
                                             =============     =============       =============
Undistributed net investment income at
 end of period                               $          --     $          --       $          --
                                             =============     =============       =============

                                                        Pilgrim MidCap Growth Fund
                                             -----------------------------------------------
                                             Eleven Months          Year        Three Months
                                                 Ended             Ended           Ended
                                             May 31, 2001     June 30, 2000    June 30, 1999
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                          $  (5,522,878)   $  (6,452,374)   $  (1,221,010)
Net realized gain (loss) on investments        (18,681,763)      85,093,448       37,699,336
Net change in unrealized appreciation
 (depreciation) of investments                (163,691,749)     119,946,995      (14,395,996)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                   $(187,896,390)   $ 198,588,069    $  22,082,330
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments             (93,914,355)     (88,397,148)              --
                                             -------------    -------------    -------------
Total distributions                            (93,914,355)     (88,397,148)              --
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares               222,525,037      353,806,052       14,162,841
Net proceeds from shares issued in merger               --               --               --
Shares resulting from dividend
 reinvestments                                  44,622,188       78,987,177               --
Redemption of Class I shares                            --               --     (168,592,944)
                                             -------------    -------------    -------------
                                               267,147,225      432,793,229     (154,430,103)
Cost of shares redeemed                       (170,111,949)    (281,762,942)     (21,991,325)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions      97,035,276      151,030,287     (176,421,428)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets         (184,775,469)     261,221,208     (154,339,098)
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            541,356,593      280,135,385      434,474,483
                                             -------------    -------------    -------------
End of period                                $ 356,581,124    $ 541,356,593    $ 280,135,385
                                             =============    =============    =============
Undistributed net investment income at
 end of period                               $          --    $          --    $          --
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           Pilgrim Growth + Value Fund
                                              -----------------------------------------------------
                                                Seven Months           Year               Year
                                                    Ended              Ended              Ended
                                                May 31, 2001     October 31, 2000   October 31, 1999
                                              ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment loss                           $    (8,973,823)    $   (13,479,347)   $    (5,045,729)
Net realized gain (loss) on investments          (301,751,046)         96,147,664         83,963,594
Net change in unrealized appreciation
 (depreciation) of investments                   (104,576,146)         50,016,590         83,444,021
                                              ---------------     ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations                    $  (415,301,015)    $   132,684,907    $   162,361,886
                                              ---------------     ---------------    ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                (93,173,524)        (52,769,105)                --
Tax return of capital                              (2,724,028)                 --                 --
                                              ---------------     ---------------    ---------------
Total distributions                               (95,897,552)        (52,769,105)                --
                                              ---------------     ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  271,208,423         795,463,400        215,319,842
Net proceeds from shares issued in merger                  --                  --                 --
Shares resulting from dividend
 reinvestments                                     62,411,607          32,130,552                 --
                                              ---------------     ---------------    ---------------
                                                  333,620,030         827,593,952        215,319,842
Cost of shares redeemed                          (199,253,732)       (253,638,470)      (161,711,440)
                                              ---------------     ---------------    ---------------
Net increase (decrease) in net assets
 resulting from capital share transaction         134,366,298         573,955,482         53,608,402
                                              ---------------     ---------------    ---------------
Net increase (decrease) in net assets            (376,832,269)        653,871,284        215,970,288
                                              ---------------     ---------------    ---------------
NET ASSETS:
Beginning of period                             1,046,713,640         392,842,356        176,872,068
                                              ---------------     ---------------    ---------------
End of period                                 $   669,881,371     $ 1,046,713,640    $   392,842,356
                                              ===============     ===============    ===============
Undistributed net investment loss at end of
 period                                       $            --     $            --    $            --
                                              ===============     ===============    ===============

                                                        Pilgrim SmallCap Opportunities Fund
                                              ------------------------------------------------------
                                               Five Months            Year               Year
                                                  Ended              Ended               Ended
                                              May 31, 2001     December 31, 2000   December 31, 1999
                                              ------------     -----------------   -----------------
FROM OPERATIONS:
Net investment loss                           $  (3,643,091)     $ (10,536,111)      $  (4,533,770)
Net realized gain (loss) on investments         (21,202,558)       (16,488,885)        148,711,313
Net change in unrealized appreciation
 (depreciation) of investments                  (81,917,523)       (45,920,205)        125,857,120
                                              -------------      -------------       -------------
Net increase (decrease) in net assets
 resulting from operations                    $(106,763,172)     $ (72,945,201)      $ 270,034,663
                                              -------------      -------------       -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                       --        (99,067,878)        (49,037,189)
Tax return of capital                                    --                 --                  --
                                              -------------      -------------       -------------
Total distributions                                      --        (99,067,878)        (49,037,189)
                                              -------------      -------------       -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 39,685,223        488,213,149         120,520,056
Net proceeds from shares issued in merger        29,533,351                 --                  --
Shares resulting from dividend
 reinvestments                                           --         69,587,907          33,630,861
                                              -------------      -------------       -------------
                                                 69,218,574        557,801,056         154,150,917
Cost of shares redeemed                         (71,756,890)      (306,341,551)        (98,356,454)
                                              -------------      -------------       -------------
Net increase (decrease) in net assets
 resulting from capital share transaction        (2,538,316)       251,459,505          55,794,463
                                              -------------      -------------       -------------
Net increase (decrease) in net assets          (109,301,488)        79,446,426         276,791,937
                                              -------------      -------------       -------------
NET ASSETS:
Beginning of period                             573,715,406        494,268,980         217,477,043
                                              -------------      -------------       -------------
End of period                                 $ 464,413,918      $ 573,715,406       $ 494,268,980
                                              =============      =============       =============
Undistributed net investment loss at end of
 period                                       $          --      $          --       $          --
                                              =============      =============       =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Pilgrim SmallCap Growth Fund
                                             -----------------------------------------------
                                             Eleven Months         Year        Three Months
                                                 Ended            Ended            Ended
                                             May 31, 2001     June 30, 2000    June 30, 1999
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                 $  (6,648,603)   $  (7,259,094)   $  (1,566,497)
Net realized gain on investments                 5,605,591       85,003,902       67,438,450
Net change in unrealized appreciation
 (depreciation) of investments                (130,267,810)     102,235,975      (18,557,187)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                   $(131,310,822)   $ 179,980,783    $  47,314,766
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                               --               --               --
  Class B                                               --               --               --
Net realized gain from investments             (55,662,276)    (158,396,508)              --
                                             -------------    -------------    -------------
Total distributions                            (55,662,276)    (158,396,508)              --
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares               219,056,344      364,010,289       17,931,971
Shares resulting from dividend
 reinvestments                                  23,213,444      136,805,877               --
Redemption of Class I shares                            --               --     (221,318,827)
                                             -------------    -------------    -------------
                                               242,269,788      500,816,166     (203,386,856)
Cost of shares redeemed                       (199,385,564)    (331,453,908)     (33,776,345)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions      42,884,224      169,362,258     (237,163,201)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets         (144,088,874)     190,946,533     (189,848,435)
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            507,519,255      316,572,722      506,421,157
                                             -------------    -------------    -------------
End of period                                $ 363,430,381    $ 507,519,255    $ 316,572,722
                                             =============    =============    =============
Undistributed net investment income
 at end of period                            $          --    $          --    $          --
                                             =============    =============    =============

                                                      Pilgrim Financial Services Fund
                                             -----------------------------------------------
                                             Eleven Months         Year             Year
                                                 Ended            Ended            Ended
                                             May 31, 2001     June 30, 2000    June 30, 1999
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                 $   4,460,554    $   5,575,238    $   6,195,132
Net realized gain on investments                11,011,288        3,137,070       86,792,727
Net change in unrealized appreciation
 (depreciation) of investments                 136,148,063     (157,531,125)    (179,566,903)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                   $ 151,619,905    $(148,818,817)   $ (86,579,044)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                       (4,003,134)      (3,582,529)      (3,515,616)
  Class B                                       (1,571,962)        (323,162)        (860,278)
Net realized gain from investments              (3,149,271)     (70,854,746)     (19,782,011)
                                             -------------    -------------    -------------
Total distributions                             (8,724,367)     (74,760,437)     (24,157,905)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                61,218,759       63,452,556      306,625,647
Shares resulting from dividend
 reinvestments                                   5,753,464       58,391,711       15,433,927
Redemption of Class I shares                            --               --               --
                                             -------------    -------------    -------------
                                                66,972,223      121,844,267      322,059,574
Cost of shares redeemed                       (132,417,129)    (285,960,147)    (374,806,089)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (65,444,906)    (164,115,880)     (52,746,515)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets           77,450,632     (387,695,134)    (163,483,464)
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            357,929,821      745,624,955      909,108,419
                                             -------------    -------------    -------------
End of period                                $ 435,380,453    $ 357,929,821    $ 745,624,955
                                             =============    =============    =============
Undistributed net investment income
 at end of period                            $   4,460,317    $   5,574,859    $   3,311,373
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Pilgrim Internet Fund
                                                          ---------------------------------------------------------
                                                          Seven Months          Year                 Period
                                                              Ended             Ended                 Ended
                                                          May 31, 2001     October 31, 2000     October 31, 1999(1)
                                                          ------------     ----------------     -------------------
FROM OPERATIONS:
Net investment loss                                       $    (633,877)     $  (2,845,744)        $    (120,597)
Net realized gain (loss) on investments                     (90,601,785)        15,164,736             1,376,324
Net change in unrealized appreciation (depreciation) of
 investments                                                 24,521,151        (56,248,640)            9,749,365
                                                          -------------      -------------         -------------
Net increase (decrease) in net assets resulting from
 operations                                               $ (66,714,511)     $ (43,929,648)        $  11,005,092
                                                          -------------      -------------         -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                          (17,676,837)        (1,624,240)                   --
                                                          -------------      -------------         -------------
Total distributions                                         (17,676,837)        (1,624,240)                   --
                                                          -------------      -------------         -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                             30,058,607        236,367,067            49,183,265
Shares resulting from dividend reinvestments                 16,483,861          1,536,878                    --
                                                          -------------      -------------         -------------
                                                             46,542,468        237,903,945            49,183,265
Cost of shares redeemed                                     (44,182,481)      (130,146,155)           (3,179,443)
                                                          -------------      -------------         -------------
Net increase in net assets resulting from capital share
 transactions                                                 2,359,987        107,757,790            46,003,822
                                                          -------------      -------------         -------------
Net increase (decrease) in net assets                       (82,031,361)        62,203,902            57,008,914
                                                          -------------      -------------         -------------
NET ASSETS:
Beginning of period                                         119,220,366         57,016,464                 7,550
                                                          -------------      -------------         -------------
End of period                                             $  37,189,005      $ 119,220,366         $  57,016,464
                                                          =============      =============         =============
Undistributed net investment income at end of period      $          --      $          --         $          --
                                                          =============      =============         =============

----------
(1)  Fund commenced operations on July 1, 1999.

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          Pilgrim Balanced Fund
                                             -----------------------------------------------
                                             Eleven Months         Year        Three Months
                                                 Ended            Ended            Ended
                                             May 31, 2001     June 30, 2000    June 30, 1999
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                        $   3,904,269    $   1,744,544    $     149,349
Net realized gain (loss) on investments         (1,616,640)      10,481,616        4,490,910
Net change in unrealized appreciation
 (depreciation) of investments                  (3,330,551)     (17,791,175)      (4,167,142)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                   $  (1,042,922)   $  (5,565,015)   $     473,117
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                       (2,160,525)        (229,987)         (34,428)
  Class B                                         (985,710)        (140,731)         (14,576)
  Class C                                         (682,525)        (417,990)         (47,586)
  Class Q                                          (10,659)          (4,652)            (798)
  Class T                                         (298,008)              --               --
Net realized gain from investments             (10,205,280)      (7,355,531)              --
                                             -------------    -------------    -------------
Total distributions                            (14,342,707)      (8,148,891)         (97,388)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                32,659,504       14,115,466        2,993,582
Net proceeds from shares issued in merger               --      120,445,073               --
Shares resulting from dividend
 reinvestments                                  11,072,991        6,982,714           41,034
Redemption of Class I shares                            --               --               --
                                             -------------    -------------    -------------
                                                43,732,495      141,543,253        3,034,616
Cost of shares redeemed                        (41,904,310)     (24,486,297)      (2,512,012)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions       1,828,185      117,056,956          522,604
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          (13,557,444)     103,343,050          898,333
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            141,639,294       38,296,244       37,397,911
                                             -------------    -------------    -------------
End of period                                $ 128,081,850    $ 141,639,294    $  38,296,244
                                             =============    =============    =============
Undistributed net investment income (loss)
 at end of period                            $     776,758    $   1,009,916    $     (16,013)
                                             =============    =============    =============

                                                          Pilgrim Convertible Fund
                                             -----------------------------------------------
                                             Eleven Months        Year         Three Months
                                                 Ended            Ended            Ended
                                             May 31, 2001     June 30, 2000    June 30, 1999
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                        $   7,393,607    $   4,826,371    $   1,054,881
Net realized gain (loss) on investments         25,240,635       70,655,086       13,167,798
Net change in unrealized appreciation
 (depreciation) of investments                (125,518,453)      29,680,606        3,889,849
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                   $ (92,884,211)   $ 105,162,063    $  18,112,528
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                       (2,742,655)      (1,119,420)        (310,471)
  Class B                                       (1,907,503)        (674,174)        (167,244)
  Class C                                       (2,150,950)        (908,198)        (265,212)
  Class Q                                       (1,131,972)        (450,509)         (88,744)
  Class T                                               --               --               --
Net realized gain from investments             (91,080,548)     (42,129,281)              --
                                             -------------    -------------    -------------
Total distributions                            (99,013,628)     (45,281,582)        (831,671)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares               161,509,462      220,047,461       28,114,039
Net proceeds from shares issued in merger               --               --               --
Shares resulting from dividend
 reinvestments                                  62,313,647       38,566,753          465,422
Redemption of Class I shares                            --               --      (91,378,691)
                                             -------------    -------------    -------------
                                               223,823,109      258,614,214      (62,799,230)
Cost of shares redeemed                       (143,352,464)     (93,851,800)     (13,251,963)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions      80,470,645      164,762,414      (76,051,193)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets         (111,427,194)     224,642,895      (58,770,336)
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            483,680,205      259,037,310      317,807,646
                                             -------------    -------------    -------------
End of period                                $ 372,253,011    $ 483,680,205    $ 259,037,310
                                             =============    =============    =============
Undistributed net investment income (loss)
 at end of period                            $   2,222,925    $   2,762,398    $     195,337
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                                 PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    Class A
                                                  ---------------------------------------------------------------------------
                                                  Eleven Months
                                                     Ended                            Year Ended June 30,
                                                     May 31,       ----------------------------------------------------------
                                                     2001(4)        2000         1999         1998         1997         1996
                                                     -------        ----         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period     $           15.84        17.69        17.07        15.92        16.69        14.03
 Income from investment operations:
 Net investment income (loss)             $            0.05         0.07         0.07         0.04         0.10         0.09
 Net realized and unrealized gain (loss)
 on investments                           $           (0.38)       (0.08)        2.37         3.02         4.16         2.87
 Total from investment operations         $           (0.33)       (0.01)        2.44         3.06         4.26         2.96
 Less distributions from:
 Net investment income                    $            0.09         0.05         0.04         0.06         0.12         0.06
 Net realized gains on investments        $            1.88         1.79         1.78         1.85         4.91         0.24
 Total distributions                                   1.97         1.84         1.82         1.91         5.03         0.30
 Net asset value, end of period           $           13.54        15.84        17.69        17.07        15.92        16.69
 Total Return(2):                         %           (2.77)       (0.36)       15.93        20.53        30.82        21.31

Ratios/Supplemental Data:
 Net assets, end of period (000's)        $         277,722      303,864      368,508      348,759      290,355      235,393
 Ratios to average net assets:
 Expenses(3)                              %            1.31         1.29         1.35         1.37         1.46         1.68
 Net investment income (loss)(3)          %            0.33         0.41         0.41         0.29         0.64         0.54
 Portfolio turnover rate                  %              92           26           48           53           77           15

                                                                                    Class B
                                                 ------------------------------------------------------------------------------
                                                 Eleven Months                                                        July 17,
                                                     Ended                      Year Ended June 30,                  1995(1) to
                                                     May 31,        -------------------------------------------       June 30,
                                                     2001(4)        2000         1999         1998         1997         1996
                                                     -------        ----         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period     $           15.44        17.36        16.86        15.81        16.59        14.22
 Income from investment operations:
 Net investment income (loss)             $           (0.01)       (0.05)       (0.04)       (0.04)          --         0.06
 Net realized and unrealized gain (loss)
 on investments                           $           (0.41)       (0.08)        2.32         2.97         4.13         2.61
 Total from investment operations         $           (0.42)       (0.13)        2.28         2.93         4.13         2.67
 Less distributions from:
 Net investment income                    $              --           --           --         0.03           --         0.06
 Net realized gains on investments        $            1.88         1.79         1.78         1.85         4.91         0.24
 Total distributions                                   1.88         1.79         1.78         1.88         4.91         0.30
 Net asset value, end of period           $           13.14        15.44        17.36        16.86        15.81        16.59
 Total Return(2):                         %           (3.40)       (1.11)       15.12        19.76        29.92        18.98

Ratios/Supplemental Data:
 Net assets, end of period (000's)        $         112,286       87,167      116,227       77,787       37,427       10,509
 Ratios to average net assets:
 Expenses(3)                              %            2.01         1.99         2.05         2.07         2.16         2.38
 Net investment income (loss)(3)          %           (0.37)       (0.29)       (0.29)       (0.41)       (0.04)        0.07
 Portfolio turnover rate                  %              92           26           48           53           77           15

                                                                 Class C
                                                  ------------------------------------
                                                  Eleven Months    Year       June 1,
                                                      Ended       Ended     1999(1) to
                                                     May 31,     June 30,    June 30,
                                                     2001(4)       2000        1999
                                                     -------       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period     $           15.44        17.37       16.69
 Income from investment operations:
 Net investment income (loss)             $           (0.01)       (0.10)         --
 Net realized and unrealized gain (loss)
 on investments                           $           (0.41)       (0.04)       0.68
 Total from investment operations         $           (0.42)       (0.14)       0.68
 Less distributions from:
 Net investment income                    $              --           --          --
 Net realized gains on investments        $            1.88         1.79          --
 Total distributions                                   1.88         1.79          --
 Net asset value, end of period           $           13.14        15.44       17.37
 Total Return(2):                         %           (3.41)       (1.17)       4.07

Ratios/Supplemental Data:
 Net assets, end of period (000's)        $          10,887        3,660         601
 Ratios to average net assets:
 Expenses(3)                              %            2.01         1.99        1.12
 Net investment income (loss)(3)          %           (0.37)       (0.29)       0.42
 Portfolio turnover rate                  %              92           26          48

                                                                                  Class M
                                                  -------------------------------------------------------------------------
                                                  Eleven Months                                                   July 17,
                                                      Ended                    Year Ended June 30,               1995(1) to
                                                     May 31,        ----------------------------------------      June 30,
                                                     2001(4)        2000        1999        1998        1997        1996
                                                     -------        ----        ----        ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period     $           15.64        17.51       16.95       15.87       16.63       14.22
 Income from investment operations:
 Net investment income (loss)             $              --        (0.01)      (0.01)         --        0.02        0.08
 Net realized and unrealized gain (loss)
 on investments                           $           (0.39)       (0.06)       2.35        2.98        4.16        2.63
 Total from investment operations         $           (0.39)       (0.07)       2.34        2.98        4.18        2.71
 Less distributions from:
 Net investment income                    $            0.01         0.01          --        0.05        0.03        0.06
 Net realized gains on investments        $            1.88         1.79        1.78        1.85        4.91        0.24
 Total distributions                                   1.89         1.80        1.78        1.90        4.94        0.30
 Net asset value, end of period           $           13.36        15.64       17.51       16.95       15.87       16.63
 Total Return(2):                         %           (3.21)       (0.71)      15.41       20.00       30.26       19.26

Ratios/Supplemental Data:
 Net assets, end of period (000's)        $          17,440       13,050      16,351      14,675       6,748       1,961
 Ratios to average net assets:
 Expenses(3)                              %            1.76         1.74        1.80        1.82        1.91        2.13
 Net investment income (loss)(3)          %           (0.12)       (0.04)      (0.04)      (0.16)       0.22        0.32
 Portfolio turnover rate                  %              92           26          48          53          77          15

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM GROWTH AND INCOME FUND                                        HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       Class A
                                                   ----------------------------------------------------------------------------
                                                   Five Months
                                                      Ended                             Year Ended December 31,
                                                     May 31,        -----------------------------------------------------------
                                                     2001(5)        2000(4)         1999         1998         1997         1996
                                                     -------        -------         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period         $       18.10          22.38         21.91        20.27        18.56        15.71
 Income from investment operations:
 Net investment income (loss)                 $       (0.03)         (0.01)         0.05           --         0.05         0.07
 Net realized and unrealized gain (loss) on
 investments                                  $       (0.93)         (0.51)         3.33         4.30         5.46         4.08
 Total from investment operations             $       (0.96)         (0.52)         3.38         4.30         5.51         4.15
 Less distributions from:
 Net investment income                        $          --             --          0.05           --         0.07         0.13
 Net realized gains from investments          $          --           3.76          2.86         2.66         3.73         1.17
 Total distributions                          $          --           3.76          2.91         2.66         3.80         1.30
 Net asset value, end of period               $       17.14          18.10         22.38        21.91        20.27        18.56
 Total Return(2)                              %       (5.30)         (3.13)        15.54        21.42        30.36        26.46

Ratios/Supplemental Data:
 Net assets, end of period (000s)             $     212,962        226,905       254,532      245,790      228,037      200,309
 Ratios to average net assets:
 Expenses(3)                                  %        1.48           1.09          0.95         1.16         1.17         1.13
 Net investment income (loss)(3)              %       (0.32)         (0.06)         0.21         0.06         0.21         0.43
 Portfolio turnover rate                      %          54             85            86           63           88          101

                                                            Class B                        Class C
                                                   -------------------------     ----------------------------
                                                   Five Months   August 22,      Five Months    September 26,
                                                      Ended     2000(1) thru        Ended       2000(1) thru
                                                     May 31,    December 31,       May 31,       December 31,
                                                     2001(5)        2000           2001(5)          2000
                                                     -------        ----           -------          ----
Per Share Operating Performance:
 Net asset value, beginning of period         $       18.09        24.16            18.05           23.40
 Income from investment operations:
 Net investment loss                          $       (0.05)       (0.02)           (0.03)          (0.02)
 Net realized and unrealized loss on
 investments                                  $       (0.95)       (2.73)           (0.98)          (2.01)
 Total from investment operations             $       (1.00)       (2.75)           (1.01)          (2.03)
 Less distributions from:
 Net investment income                        $          --           --               --              --
 Net realized gains on investments            $          --         3.32               --            3.32
 Total distributions                          $          --         3.32               --            3.32
 Net asset value, end of period               $       17.09        18.09            17.04           18.05
 Total Return(2)                              %       (5.53)      (11.95)           (5.60)          (9.30)

Ratios/Supplemental Data:
 Net assets, end of period (000s)             $       4,901          722            3,462             160
 Ratios to average net assets:
 Expenses(3)                                  %        2.23         1.84             2.23            1.64
 Net investment loss(3)                       %       (1.07)       (0.81)           (1.07)          (0.81)
 Portfolio turnover rate                      %          54           85               54              85

----------
(1)  Commencement of offerings of shares
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) Effective July 26, 2000, ING Pilgrim Investments, LLC. became the Investment Manager of the Fund.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                  PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      Class A
                                                       --------------------------------------
                                                       Seven Months                    Period
                                                          Ended       Year Ended        Ended
                                                          May 31,     October 31,      Oct. 31,
                                                          2001(5)        2000          1999(1)
                                                          -------        ----          -------
Per Share Operating performance:
 Net asset value, beginning of the period          $       11.17         11.14          10.00
 Income from investment operations:
 Net investment income (loss)                      $       (0.01)           --           0.01
 Net realized and unrealized gain on
 investments                                       $       (1.29)         0.18           1.13
 Total from investment operations                  $       (1.30)         0.18           1.14
 Less distributions from:
 Net realized gain on investments                  $          --          0.15             --
 Total distributions                               $          --          0.15             --
 Net asset value, end of the period                $        9.87         11.17          11.14
 Total return(2)                                   %      (11.64)         1.55          11.40
Ratios and supplemental data:
 Net assets, end of the period (000's)             $      12,748        23,571         27,091
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)       %        1.45          1.37           1.29(4)
 Gross expenses prior to expense reimbursement(3)  %        1.45          1.37           1.56
 Net investment income (loss) after expense
 reimbursement(3)                                  %       (0.13)         0.01           0.23(4)
 Portfolio turnover rate                           %          26            57             26

                                                                      Class B
                                                       --------------------------------------
                                                       Seven Months                    Period
                                                          Ended       Year Ended        Ended
                                                          May 31,     October 31,      Oct. 31,
                                                          2001(5)        2000          1999(1)
                                                          -------        ----          -------
Per Share Operating performance:
 Net asset value, beginning of the period          $       11.04         11.09          10.00
 Income from investment operations:
 Net investment income (loss)                      $       (0.05)        (0.08)         (0.02)
 Net realized and unrealized gain on
 investments                                       $       (1.29)         0.18           1.11
 Total from investment operations                  $       (1.34)         0.10           1.09
 Less distributions from:
 Net realized gain on investments                  $          --          0.15             --
 Total distributions                               $          --          0.15             --
 Net asset value, end of the period                $        9.70         11.04          11.09
 Total return(2)                                   %      (12.14)         0.83          10.90
Ratios and supplemental data:
 Net assets, end of the period (000's)             $      76,726        94,028         99,249
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)       %        2.15          2.07           1.99(4)
 Gross expenses prior to expense reimbursement(3)  %        2.15          2.07           2.29
 Net investment income (loss) after expense
 reimbursement(3)                                  %       (0.83)        (0.70)         (0.49)(4)
 Portfolio turnover rate                           %          26            57             26

                                                                      Class C
                                                       --------------------------------------
                                                       Seven Months                    Period
                                                          Ended       Year Ended        Ended
                                                          May 31,     October 31,      Oct. 31,
                                                          2001(5)        2000          1999(1)
                                                          -------        ----          -------
Per Share Operating performance:
 Net asset value, beginning of the period          $       11.05         11.09          10.00
 Income from investment operations:
 Net investment income (loss)                      $       (0.05)        (0.08)         (0.02)
 Net realized and unrealized gain on investments   $       (1.30)         0.19           1.11
 Total from investment operations                  $       (1.35)         0.11           1.09
 Less distributions from:
 Net realized gain on investments                  $          --          0.15             --
 Total distributions                               $          --          0.15             --
 Net asset value, end of the period                $        9.70         11.05          11.09
 Total return(2)                                   %      (12.22)         0.92           2.00
Ratios and supplemental data:
 Net assets, end of the period (000's)             $      66,252        88,449         75,941
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)       %        2.15          2.07           1.99(4)
 Gross expenses prior to expense reimbursement(3)  %        2.15          2.07           2.27
 Net investment income (loss) after expense
 reimbursement(3)                                  %       (0.83)        (0.70)         (0.49)(4)
 Portfolio turnover rate                           %          26            57             26

                                                                      Class I
                                                       --------------------------------------
                                                       Seven Months                    Period
                                                           Ended      Year Ended       Ended
                                                          May 31,     October 31,     Oct. 31,
                                                          2001(5)        2000          1999(1)
                                                          -------        ----          -------
Per Share Operating performance:
 Net asset value, beginning of the period          $       11.25         11.17          10.00
 Income from investment operations:
 Net investment income (loss)                      $        0.02          0.04           0.06
 Net realized and unrealized gain on investments   $       (1.33)         0.19           1.11
 Total from investment operations                  $       (1.31)         0.23           1.17
 Less distributions from:
 Net realized gain on investments                  $          --          0.15             --
 Total distributions                               $          --          0.15             --
 Net asset value, end of the period                $        9.94         11.25          11.17
 Total return(2)                                   %      (11.64)        11.70
Ratios and supplemental data:
 Net assets, end of the period (000's)             $      25,172        28,473         27,927
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)       %        1.04          1.07           0.98(4)
 Gross expenses prior to expense reimbursement(3)  %        1.04          1.07           1.23
 Net investment income (loss) after expense
 reimbursement(3)                                  %        0.27          0.34           0.62(4)
 Portfolio turnover rate                           %          26            57             26

----------
(1)  The Fund commenced operations on December 30, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of taxes and advisor reimbursement.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM TAX EFFICIENT EQUITY FUND                                     HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       Class A                                 Class B
                                                         ------------------------------------   ------------------------------------
                                                         Seven Months                           Seven Months
                                                            Ended      Year Ended October 31,      Ended      Year Ended October 31,
                                                            May 31,    ----------------------      May 31,    ----------------------
                                                            2001(4)       2000     1999(1)         2001(4)       2000      1999(1)
                                                            -------       ----     -------         -------       ----      -------
Per Share Operating Performance:
 Net asset value, beginning of period                  $     12.37        11.99      10.00           12.28        11.96      10.00
 Income from investment operations:
 Net investment income (loss)                          $      0.02         0.05       0.04           (0.03)       (0.04)     (0.01)
 Net realized and unrealized gains on investments      $     (0.84)        0.38       1.95           (0.83)        0.39       1.97
 Total from investment operations                      $     (0.82)        0.43       1.99           (0.86)        0.35       1.96
 Less distributions from:
 Net investment income                                 $      0.03         0.05         --            0.01         0.03         --
 Total distributions                                   $      0.03         0.05         --            0.01         0.03         --
 Net asset value, end of period                        $     11.52        12.37      11.99           11.41        12.28      11.96
 Total Return(2)                                       %     (6.66)        3.62      19.90           (6.97)        2.94      19.60
Ratios and supplemental data:
 Net assets, end of period (000's)                     $    42,640       47,647     45,714           9,930        8,268      7,059
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)        %      1.40         1.31       1.28            2.05         1.96       1.95
 Gross expenses prior to expense reimbursement(3)      %      1.78         2.22       2.40            2.43         2.47       2.66
 Ratio of net investment income (loss) after expense
 reimbursement(3)(5)                                   %      0.25         0.36       0.49           (0.40)       (0.29)     (0.14)
 Portfolio turnover rate                               %         9           14          9               9           14          9

                                                                      Class C
                                                         ------------------------------------
                                                         Seven Months
                                                            Ended      Year Ended October 31,
                                                            May 31,    ----------------------
                                                            2001(4)       2000      1999(1)
                                                            -------       ----      -------
Per Share Operating Performance:
 Net asset value, beginning of period                  $     12.20        11.92      10.00
 Income from investment operations:
 Net investment income (loss)                          $     (0.01)       (0.04)        --
 Net realized and unrealized gains on investments      $     (0.85)        0.39       1.92
 Total from investment operations                      $     (0.86)        0.35       1.92
 Less distributions from:
 Net investment income                                 $      0.01         0.07         --
 Total distributions                                   $      0.01         0.07         --
 Net asset value, end of period                        $     11.33        12.20      11.92
 Total Return(2)                                       %     (7.01)        2.91      19.20
Ratios and supplemental data:
 Net assets, end of period (000's)                     $     2,202        2,870      1,222
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)        %      2.05         1.95       1.97
 Gross expenses prior to expense reimbursement(3)      %      2.43         2.47       2.64
 Ratio of net investment income (loss) after expense
 reimbursement(3)(5)                                   %     (0.40)       (0.32)     (0.14)
 Portfolio turnover rate                               %         9           14          9

----------
(1)  The Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than a year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                     PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         Class A
                                           ----------------------------------------------------------------------
                                           Five Months
                                              Ended                        Year Ended December 31,
                                             May 31,       ------------------------------------------------------
                                              2001(5)       2000        1999        1998       1997         1996
                                              -------       ----        ----        ----       ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period   $      25.45       33.17       26.06       21.26       17.92        15.53
 Income from investment operations:
 Net investment income (loss)           $      (0.11)      (0.21)      (0.15)      (0.08)       0.03         0.02
 Net realized and unrealized gain
 (loss) on investments                  $      (6.71)      (6.02)      20.10        5.09        4.16         3.18
 Total from investment operations       $      (6.82)      (6.23)      19.95        5.01        4.19         3.20
 Less distributions from:
 Net realized gain on investments       $         --        1.49       12.84        0.21        0.85         0.81
 Total distributions                    $         --        1.49       12.84        0.21        0.85         0.81
 Net asset value, end of period         $      18.63       25.45       33.17       26.06       21.26        17.92
 Total Return(2)                        %     (26.80)     (19.11)      93.26       23.61       23.59        20.54
Ratios and supplemental data:
 Net assets, end of period (000s)       $    158,754     206,590     101,260      29,358       9,334        4,750
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %       1.73        1.46        1.39        1.37        1.37(4)      1.50(4)
 Gross expenses prior to expense
 reimbursement(3)                       %       1.73        1.46        1.39        1.37        1.40         1.56
 Net investment income (loss) after
 expense reimbursement(3)               %      (1.34)      (0.86)      (0.98)      (0.47)       0.04(4)      0.11(4)
 Portfolio turnover rate                %        217         326         286          98          32           62

                                                                         Class B
                                          --------------------------------------------------------------------
                                          Five Months
                                             Ended                    Year Ended December 31,
                                            May 31,     ------------------------------------------------------
                                            2001(5)      2000        1999       1998       1997         1996
                                            -------      ----        ----       ----       ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period   $    24.09       31.70       25.46      20.93      17.76        15.50
 Income from investment operations:
 Net investment income (loss)           $    (0.17)      (0.35)      (0.18)     (0.23)     (0.15)       (0.06)
 Net realized and unrealized gain
 (loss) on investments                  $    (6.34)      (5.77)      19.26       4.97       4.17         3.13
 Total from investment operations       $    (6.51)      (6.12)      19.08       4.74       4.02         3.07
 Less distributions from:
 Net realized gain on investments       $       --        1.49       12.84       0.21       0.85         0.81
 Total distributions                    $       --        1.49       12.84       0.21       0.85         0.81
 Net asset value, end of period         $    17.58       24.09       31.70      25.46      20.93        17.76
 Total Return(2)                        %   (27.02)     (19.66)      91.84      22.69      22.84        19.74
Ratios and supplemental data:
 Net assets, end of period (000s)       $  162,106     224,299      88,305     15,480      8,815        4,444
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %     2.43        2.16        2.10       2.13       2.14         2.20 (4)
 Gross expenses prior to expense
 reimbursement(3)                       %     2.43        2.16        2.10       2.13       2.14         2.24
 Net investment income (loss) after
 expense reimbursement(3)               %    (2.04)      (1.56)      (1.69)     (1.26)     (0.95)       (0.55)(4)
 Portfolio turnover rate                %      217         326         286         98         32           62

                                                                                    Class C
                                                      -------------------------------------------------------------------
                                                      Five Months
                                                         Ended                      Year Ended December 31,
                                                         May 31,      ---------------------------------------------------
                                                         2001(5)       2000       1999       1998        1997       1996
                                                         -------       ----       ----       ----        ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period              $      24.13        31.75      25.48       20.91      17.76        15.50
 Income from investment operations:
 Net investment income (loss)                      $      (0.17)       (0.31)     (0.10)      (0.27)     (0.13)       (0.05)
 Net realized and unrealized gain (loss)
 on investments                                    $      (6.34)       (5.82)     19.21        5.05       4.13         3.12
 Total from investment operations                  $      (6.51)       (6.13)     19.11        4.78       4.00         3.07
 Less distributions from:
 Net realized gain on investments                  $         --         1.49      12.84        0.21       0.85         0.81
 Total distributions                               $         --         1.49      12.84        0.21       0.85         0.81
 Net asset value, end of period                    $      17.62        24.13      31.75       25.48      20.91        17.76
 Total Return(2)                                   %     (26.98)      (19.65)     91.90       22.90      22.73        19.74
Ratios and supplemental data:
 Net assets, end of period (000s)                  $     93,537      130,389     21,006       1,625      1,152          365
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)       %       2.43         2.16       2.10        2.13       2.17         2.20(4)
 Gross expenses prior to expense reimbursement(3)  %       2.43         2.16       2.10        2.13       2.17         2.35
 Net investment income (loss) after expense
 reimbursement(3)                                  %      (2.04)       (1.56)     (1.69)      (1.24)     (1.00)       (0.57)(4)
 Portfolio turnover rate                           %        217          326        286          98         32           62

                                                                                   Class T
                                                      -------------------------------------------------------------------
                                                      Five Months
                                                        Ended                      Year Ended December 31,
                                                        May 31,     -----------------------------------------------------
                                                        2001(5)       2000       1999       1998       1997        1996
                                                        -------       ----       ----       ----       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period              $     24.29       31.93      25.59      21.02      17.82        15.53
 Income from investment operations:
 Net investment income (loss)                      $     (0.17)      (0.50)     (0.39)     (0.36)     (0.17)       (0.06)
 Net realized and unrealized gain (loss)
 on investments                                    $     (6.39)      (5.65)     19.57       5.14       4.22         3.16
 Total from investment operations                  $     (6.56)      (6.15)     19.18       4.78       4.05         3.10
 Less distributions from:
 Net realized gain on investments                  $        --        1.49      12.84       0.21       0.85         0.81
 Total distributions                               $        --        1.49      12.84       0.21       0.85         0.81
 Net asset value, end of period                    $     17.73       24.29      31.93      25.59      21.02        17.82
 Total Return(2)                                   %    (27.01)     (19.60)     91.72      22.79      22.94        19.90
Ratios and supplemental data:
 Net assets, end of period (000s)                  $    29,666      48,095     83,772     52,023     73,674       70,406
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)       %      2.38        2.11       2.03       2.05       2.03         2.00(4)
 Gross expenses prior to expense reimbursement(3)  %      2.38        2.11       2.03       2.05       2.03         2.04
 Net investment income (loss) after expense
 reimbursement(3)                                  %     (1.99)      (1.51)     (1.62)     (1.19)     (0.81)       (3.05)(4)
 Portfolio turnover rate                           %       217         326        286         98         32           62

                                                                                Class I
                                                      -------------------------------------------------------------
                                                      Five Months                                         Period
                                                         Ended           Year Ended December 31,           Ended
                                                         May 31,     --------------------------------   December 31,
                                                         2001(5)       2000        1999        1998       1997(1)
Per Share Operating Performance:
 Net asset value, beginning of period              $      26.05        33.76       26.28      21.36        17.90
 Income from investment operations:
 Net investment income (loss)                      $      (0.08)       (0.15)      (0.17)     (0.05)        0.01
 Net realized and unrealized gain (loss)
 on investments                                    $      (6.87)       (6.07)      20.49       5.18         4.30
 Total from investment operations                  $      (6.95)       (6.22)      20.32       5.13         4.31
 Less distributions from:
 Net realized gain on investments                  $         --         1.49       12.84       0.21         0.85
 Total distributions                               $         --         1.49       12.84       0.21         0.85
 Net asset value, end of period                    $      19.10        26.05       33.76      26.28        21.36
 Total Return(2)                                   %     (26.68)      (18.74)      93.86      24.06        24.29
Ratios and supplemental data:
 Net assets, end of period (000s)                  $     79,174      108,005     132,953     83,233      113,529
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)       %       1.31         1.16        1.00       1.00         1.02(4)
 Gross expenses prior to expense reimbursement(3)  %       1.31         1.16        1.00       1.00         1.02
 Net investment income (loss) after expense
 reimbursement(3)                                  %      (0.92)       (0.56)      (0.61)     (0.13)        0.08(4)
 Portfolio turnover rate                           %        217          326         286         98           32

----------
(1)  Class I commenced offering of shares on March 31, 1997.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than a year.
(4)  Expenses calculated net of taxes and advisor reimbursement.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM LARGECAP GROWTH FUND                                          HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        Class A
                                              ----------------------------------------------------------------
                                              Eleven Months     Year     Three Months     Year      July 21,
                                                 Ended         Ended        Ended        Ended     1997(1) to
                                                 May 31,      June 30,     June 30,     March 31,    March 31,
                                                 2001(6)        2000       1999(2)        1999        1998
                                                 -------        ----       -------        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period     $       43.12        28.09        24.94        15.73        12.50
 Income from investment operations:
 Net investment loss                      $       (0.20)       (0.22)       (0.02)       (0.08)       (0.03)
 Net realized and unrealized gain (loss)
 on investments                           $      (18.05)       15.63         3.17         9.77         3.29
 Total from investment operations         $      (18.25)       15.41         3.15         9.69         3.26
 Less distributions from:
 Net investment income                    $          --           --           --           --           --
 Net realized gains on investments        $        0.47         0.38           --         0.48         0.03
 Total distributions                               0.47         0.38           --         0.48         0.03
 Net asset value, end of period           $       24.40        43.12        28.09        24.94        15.73
 Total Return(3):                         %      (42.67)       55.35        12.63        63.06        62.35
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $     161,824      186,261       30,108       12,445        4,742
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)         %        1.47         1.36         1.43         1.59         1.60
 Gross expenses prior to expense
 reimbursement (recoupment)(4)            %        1.47         1.36         1.45         2.24         4.70
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)         %       (0.78)       (0.87)       (0.56)       (0.65)       (0.87)
 Portfolio turnover rate                  %         331          139           27          253          306

                                                                        Class B
                                            ---------------------------------------------------------------
                                            Eleven Months      Year   Three Months      Year      July 21,
                                                Ended         Ended       Ended        Ended     1997(1) to
                                                May 31,      June 30,    June 30,     March 31,   March 31,
                                                2001(6)        2000      1999(2)        1999        1998
                                                -------        ----      -------        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period     $       42.94        28.15        25.04        15.64       12.50
 Income from investment operations:
 Net investment loss                      $       (0.41)       (0.39)       (0.05)       (0.08)      (0.07)
 Net realized and unrealized gain (loss)
 on investments                           $      (17.92)       15.56         3.16         9.71        3.24
 Total from investment operations         $      (18.33)       15.17         3.11         9.63        3.17
 Less distributions from:
 Net investment income                    $          --           --           --           --          --
 Net realized gains on investments        $        0.47         0.38           --         0.23        0.03
 Total distributions                               0.47         0.38           --         0.23        0.03
 Net asset value, end of period           $       24.14        42.94        28.15        25.04       15.64
 Total Return(3):                         %      (43.04)       55.37        12.42        62.28       61.08
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $     224,572      333,256       49,057       20,039       3,187
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)         %        2.12         2.01         2.08         2.24        2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(4)            %        2.12         2.01         2.10         2.89        4.78
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)         %       (1.43)       (1.52)       (1.21)       (1.28)      (1.36)
 Portfolio turnover rate                  %         331          139           27          253         306

                                                                           Class C
                                               --------------------------------------------------------------
                                               Eleven Months    Year    Three Months     Year       July 21,
                                                  Ended        Ended       Ended        Ended      1997(1) to
                                                  May 31,     June 30,    June 30,     March 31,    March 31,
                                                  2001(6)       2000       1999(2)       1999         1998
                                                  -------       ----       -------       ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period      $       42.82        28.07       24.97        15.63        12.50
 Income from investment operations:
 Net investment loss                       $       (0.39)       (0.35)      (0.06)       (0.07)       (0.05)
 Net realized and unrealized gain (loss)
 on investments                            $      (17.89)       15.48        3.16         9.65         3.24
 Total from investment operations          $      (18.28)       15.13        3.10         9.58         3.19
 Less distributions from:
 Net investment income                     $          --           --          --           --           --
 Net realized gains on investments         $        0.47         0.38          --         0.24         0.06
 Total distributions                                0.47         0.38          --         0.24         0.66
 Net asset value, end of period            $       24.07        42.82       28.07        24.97        15.63
 Total Return(3):                          %      (43.04)       54.38       12.41        61.97        61.38
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $     117,222      152,682      17,755        8,004          960
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                        %        2.12         2.01        2.08         2.25         2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(4)             %        2.12         2.01        2.10         2.90         7.79
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)          %       (1.43)       (1.52)      (1.21)       (1.26)       (1.49)
 Portfolio turnover rate                   %         331          139          27          253          306

----------
(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, Pilgrim Investment LLC, became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                     PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                             Class A
                                           ---------------------------------------------
                                           Five Months           Year Ended
                                              Ended              December 31,
                                             May 31,    --------------------------------
                                             2001(5)     2000        1999        1998(1)
                                             -------     ----        ----        -------
Per Share Operating Performance
 Net asset value, beginning of period   $     19.12      21.29       12.96        10.00
 Income from investment operations:
 Net investment loss                    $     (0.11)     (0.15)      (0.09)       (0.03)
 Net realized and unrealized gain on
 investments                            $     (4.43)      0.16       12.01         2.99
 Total from investment operations       $     (4.54)      0.01       11.92         2.96
 Less distributions from:
 Net realized gain on investments       $        --      (2.18)      (3.59)          --
 Total distributions                    $        --      (2.18)      (3.59)          --
 Net asset value, end of period         $     14.58      19.12       21.29        12.96
 Total Return(2):                       %    (23.74)     (0.35)     103.24        29.60
Ratios and supplemental data:
 Net assets, end of period (000s)       $    24,265     25,742       6,291          610
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %      2.06       1.66        1.74         1.80(4)
 Gross expenses prior to expense
 reimbursement(3)                       %      2.06       1.66        1.74         2.42
 Net investment loss after expense
 reimbursement(3)                       %     (1.52)     (0.96)      (1.34)       (1.10)(4)
 Portfolio turnover rate                %       182        188         201           61

                                                             Class B
                                           ---------------------------------------------
                                           Five Months                  Year Ended
                                             Ended                December 31,
                                             May 31,    --------------------------------
                                             2001(5)     2000        1999        1998(1)
                                             -------     ----        ----        -------
Per Share Operating Performance
 Net asset value, beginning of period   $     18.79      21.12       12.97        10.00
 Income from investment operations:
 Net investment loss                    $     (0.14)     (0.24)      (0.07)       (0.03)
 Net realized and unrealized gain on
 investments                            $     (4.35)      0.09       11.81         3.00
 Total from investment operations       $     (4.49)     (0.15)      11.74         2.97
 Less distributions from:
 Net realized gain on investments       $        --      (2.18)      (3.59)          --
 Total distributions                    $        --      (2.18)      (3.59)          --
 Net asset value, end of period         $     14.30      18.79       21.12        12.97
 Total Return(2):                       %    (23.90)     (1.13)     101.73        29.70
Ratios and supplemental data:
 Net assets, end of period (000s)       $    28,448     35,551       8,252          140
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %      2.76       2.36        2.40         2.50(4)
 Gross expenses prior to expense
 reimbursement(3)                       %      2.76       2.36        2.40         3.27
 Net investment loss after expense
 reimbursement(3)                       %     (2.22)     (1.66)      (2.00)       (2.05)(4)
 Portfolio turnover rate                %       182        188         201           61

                                                             Class C
                                           ---------------------------------------------
                                           Five Months            Year Ended
                                              Ended               December 31,
                                             May 31,    --------------------------------
                                             2001(5)     2000        1999        1998(1)
                                             -------     ----        ----        -------
Per Share Operating Performance
 Net asset value, beginning of period   $     18.72      21.03       12.96        10.00
 Income from investment operations:
 Net investment loss                    $     (0.14)     (0.24)      (0.07)       (0.04)
 Net realized and unrealized gain on
 investments                            $     (4.34)      0.11       11.73         3.00
 Total from investment operations       $     (4.48)     (0.13)      11.66         2.96
 Less distributions from:
 Net realized gain on investments       $        --      (2.18)      (3.59)          --
 Total distributions                    $        --      (2.18)      (3.59)          --
 Net asset value, end of period         $     14.24      18.72       21.03        12.96
 Total Return(2):                       %    (23.93)     (1.03)     101.16        29.60
Ratios and supplemental data:
 Net assets, end of period (000s)       $    18,901     25,939       4,560           87
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %      2.76       2.36        2.36         2.50(4)
 Gross expenses prior to expense
 reimbursement(3)                       %      2.76       2.36        2.36         3.22
 Net investment loss after expense
 reimbursement(3)                       %     (2.22)     (1.66)      (1.98)       (2.04)(4)
 Portfolio turnover rate                %       182        188         201           61

                                                             Class I
                                           ---------------------------------------------
                                           Five Months              Year Ended
                                             Ended                 December 31,
                                             May 31,    --------------------------------
                                             2001(5)     2000        1999        1998(1)
                                             -------     ----        ----        -------
Per Share Operating Performance
 Net asset value, beginning of period   $     19.26      21.34       12.99        10.00
 Income from investment operations:
 Net investment loss                    $     (0.06)     (0.13)      (0.15)       (0.02)
 Net realized and unrealized gain on
 investments                            $     (4.47)      0.23       12.09         3.01
 Total from investment operations       $     (4.53)      0.10       11.94         2.99
 Less distributions from:
 Net realized gain on investments       $        --      (2.18)      (3.59)          --
 Total distributions                    $        --      (2.18)      (3.59)          --
 Net asset value, end of period         $     14.73      19.26       21.34        12.99
 Total Return(2):                       %    (23.52)      0.08      103.19        29.90
Ratios and supplemental data:
 Net assets, end of period (000s)       $    52,007     68,006      67,954       33,441
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %      1.52       1.36        1.41         1.50(4)
 Gross expenses prior to expense
 reimbursement(3)                       %      1.52       1.36        1.41         2.01
 Net investment loss after expense
 reimbursement(3)                       %     (0.97)     (0.66)      (1.04)       (0.70)(4)
 Portfolio turnover rate                %       182        188         201           61

----------
(1)  Fund commenced operations on August 20, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of taxes and adviser reimbursement.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM MIDCAP GROWTH FUND                                            HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        Class A
                                               ------------------------------------------------------------
                                               Eleven                Three
                                               Months       Year     Months
                                               Ended       Ended     Ended        Year Ended March 31,
                                               May 31,    June 30,  June 30,   ----------------------------
                                               2001(5)     2000      1999(1)    1999       1998       1997
                                               -------     ----      -------    ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period     $     28.17      21.34      19.93     18.63      16.80      18.37
 Income from investment operations:
 Net investment loss                      $     (0.16)     (0.22)     (0.06)    (0.50)     (0.14)     (0.17)
 Net realized and unrealized gain (loss)
 on investments                           $     (7.96)     14.08       1.47      3.17       6.50       0.57
 Total from investment operations         $     (8.12)     13.86       1.41      2.67       6.36       0.40
 Less distributions from:
 Net investment income                    $        --         --         --        --         --         --
 Net realized gains on investments        $      4.70       7.03         --      1.37       4.53       1.97
 Total distributions                             4.70       7.03         --      1.37       4.53       1.97
 Net asset value, end of period           $     15.35      28.17      21.34     19.93      18.63      16.80
 Total Return(2):                         %    (33.32)     77.33       7.07     15.36      41.81       1.09
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $    98,530    155,976     66,586    67,550     90,619     76,108
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)         %      1.45       1.36       1.49      1.56       1.57       1.60
 Gross expenses prior to expense
 reimbursement (recoupment)(3)            %      1.44       1.36       1.50      1.64       1.66       1.56
 Net investment loss after expense
 reimbursement (recoupment)(3)(4)         %     (0.84)     (1.10)     (1.20)    (1.04)     (1.33)     (1.05)
 Portfolio turnover rate                  %       262        148         55       154        200        153

                                                                        Class B
                                               ------------------------------------------------------------
                                               Eleven                 Three
                                               Months      Year      Months
                                               Ended       Ended      Ended         Year Ended March 31,
                                               May 31     June 30,   June 30,  ----------------------------
                                               2001(5)     2000      1999(1)    1999       1998       1997
                                               -------     ----      -------    ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period     $     33.04      25.18      23.54     21.55      16.33      16.25
 Income from investment operations:
 Net investment loss                      $     (0.31)     (0.41)     (0.11)    (0.42)     (0.25)     (0.17)
 Net realized and unrealized gain (loss)
 on investments                           $     (9.33)     16.55       1.75      3.42       6.74       0.25
 Total from investment operations         $     (9.64)     16.14       1.64      3.00       6.49       0.08
 Less distributions from:
 Net investment income                    $        --         --         --        --         --         --
 Net realized gains on investments        $      5.50       8.28         --      1.01       1.27         --
 Total distributions                             5.50       8.28         --      1.01       1.27         --
 Net asset value, end of period           $     17.90      33.04      25.18     23.54      21.55      16.33
 Total Return(2):                         %    (33.71)     76.28       6.97     14.59      40.84      (0.49)
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $    85,111    116,334     49,335    45,876     46,806     29,002
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)         %      2.10       2.01       2.14      2.22       2.22       2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(3)            %      2.09       2.01       2.14      2.29       2.21       2.66
 Net investment loss after expense
 reimbursement (recoupment)(3)(4)         %     (1.49)     (1.75)     (1.85)    (1.69)     (1.99)     (1.69)
 Portfolio turnover rate                  %       262        148         55       154        200        153

                                                                        Class C
                                               ------------------------------------------------------------
                                               Eleven                 Three
                                               Months       Year      Months
                                               Ended       Ended      Ended            Year Ended March 31,
                                               May 31,   June 30,    June 30,  ----------------------------
                                               2001(5)     2000      1999(1)    1999       1998       1997
                                               -------     ----      -------    ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period     $     25.94      19.78      18.49     17.15      16.48      18.06
 Income from investment operations:
 Net investment loss                      $     (0.26)     (0.38)     (0.09)    (0.61)     (0.28)     (0.32)
 Net realized and unrealized gain (loss)
 on investments                           $     (7.31)     13.04       1.38      2.97       6.26       0.62
 Total from investment operations         $     (7.57)     12.66       1.29      2.36       5.98       0.30
 Less distributions from:
 Net investment income                    $        --         --         --        --         --         --
 Net realized gains on investments        $      4.32       6.50         --      1.02       5.31       1.88
 Total distributions                             4.32       6.50         --      1.02       5.31       1.88
 Net asset value, end of period           $     14.05      25.94      19.78     18.49      17.15      16.48
 Total Return(2):                         %    (33.72)     76.18       6.98     14.60      40.95       0.56
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $   156,528    249,255    144,832   141,685    166,849    157,501
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)         %      2.10       2.01       2.14      2.23       2.27       2.14
 Gross expenses prior to expense
 reimbursement (recoupment)(3)            %      2.09       2.01       2.14      2.30       2.33       2.17
 Net investment loss after expense
 reimbursement
 (recoupment)(3)(4)                       %     (1.49)     (1.75)     (1.85)    (1.70)     (2.01)     (1.59)
 Portfolio turnover rate                  %       262        148         55       154        200        153

----------
(1) Effective May 24, 1999, Pilgrim Investment LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                           PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   Class A
                                            -----------------------------------------------------
                                            Seven Months
                                                Ended             Year Ended October 31,
                                               May 31,    ---------------------------------------
                                               2001(5)     2000       1999       1998       1997(1)
                                               -------     ----      -------     ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period    $      24.91      19.76      10.44      12.15      10.00
 Income from investment operations:
 Net investment loss                     $      (0.13)     (0.20)     (0.17)     (0.11)     (0.05)
 Net realized and unrealized gain
 (loss) on investments                   $      (8.68)      7.81       9.49      (1.42)      2.20
 Total from investment operations        $      (8.81)      7.61       9.32      (1.53)      2.15
 Less distributions from:
 Net realized gain on investments        $       2.16       2.46         --       0.18         --
 Tax return of capital                   $       0.06         --         --         --         --
 Total distributions                     $       2.22       2.46         --       0.18         --
 Net asset value, end of period          $      13.88      24.91      19.76      10.44      12.15
 Total Return(2)                         %     (38.02)     40.18      89.27     (12.63)     21.50
Ratios and supplemental data:
 Net assets, end of period (000's)       $    160,251    257,601     81,225     33,425     34,346
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                        %       1.77       1.57       1.69       1.72       1.84(4)
 Gross expenses prior to expense
 reimbursement(3)                        %       1.77       1.57       1.69       1.72       1.86
 Net investment loss after expense
 reimbursement(3)                        %      (1.52)     (1.22)     (1.30)     (0.92)     (0.94)(4)
 Portfolio turnover rate                 %         95        163        197        162        144

                                                                   Class B
                                            -----------------------------------------------------
                                            Seven Months
                                               Ended               Year Ended October 31,
                                               May 31,     --------------------------------------
                                               2001(5)      2000       1999       1998     1997(1)
                                               -------      ----       ----       ----     -------
Per Share Operating Performance:
 Net asset value, beginning of period    $      24.17      19.34      10.29      12.08      10.00
 Income from investment operations:
 Net investment loss                     $      (0.19)     (0.36)     (0.27)     (0.16)     (0.08)
 Net realized and unrealized gain
 (loss) on investments                   $      (8.40)      7.65       9.32      (1.45)      2.16
 Total from investment operations        $      (8.59)      7.29       9.05      (1.61)      2.08
 Less distributions from:
 Net realized gain on investments        $       2.16       2.46         --       0.18         --
 Tax return of capital                   $       0.06         --         --         --         --
 Total distributions                     $       2.22       2.46         --       0.18         --
 Net asset value, end of period          $      13.36      24.17      19.34      10.29      12.08
 Total Return(2)                         %     (38.31)     39.33      87.95     (13.38)     20.80
Ratios and supplemental data:
 Net assets, end of period (000's)       $    326,139    507,282    227,227    105,991     76,608
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                        %       2.47       2.27       2.39       2.45       2.55(4)
 Gross expenses prior to expense
 reimbursement(3)                        %       2.47       2.27       2.39       2.45       2.57
 Net investment loss after expense
 reimbursement(3)                        %      (2.22)     (1.92)     (2.00)     (1.67)     (1.68)(4)
 Portfolio turnover rate                 %         95        163        197        162        144

                                                                   Class C
                                           ------------------------------------------------------
                                           Seven Months
                                               Ended             Year Ended October 31,
                                              May 31,     ---------------------------------------
                                              2001(5)      2000       1999       1998     1997(1)
                                              -------      ----       ----       ----     -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     24.16      19.33      10.29      12.08      10.00
 Income from investment operations:
 Net investment loss                      $     (0.19)     (0.33)     (0.26)     (0.16)     (0.08)
 Net realized and unrealized gain
 (loss) on investments                    $     (8.40)      7.62       9.30      (1.45)      2.16
 Total from investment operations         $     (8.59)      7.29       9.04      (1.61)      2.08
 Less distributions from:
 Net realized gain on investments         $      2.16       2.46         --       0.18         --
 Tax return of capital                    $      0.06         --         --         --         --
 Total distributions                      $      2.22       2.46         --       0.18         --
 Net asset value, end of period           $     13.35      24.16      19.33      10.29      12.08
 Total Return(2)                          %    (38.33)     39.35      87.85     (13.38)     20.80
Ratios and supplemental data:
 Net assets, end of period (000's)        $   183,037    280,484     84,391     37,456     26,962
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                         %      2.47       2.27       2.40       2.46       2.56(4)
 Gross expenses prior to expense
 reimbursement(3)                         %      2.47       2.27       2.40       2.46       2.58
 Net investment loss after expense
 reimbursement(3)                         %     (2.22)     (1.92)     (2.01)     (1.69)     (1.70)(4)
 Portfolio turnover rate                  %        95        163        197        162        144

----------
(1)  The Fund commenced operations on November 18, 1996.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of advisor reimbursement.
(5)  The fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM SMALLCAP OPPORTUNITIES FUND                                   HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     Class A
                                           ---------------------------------------------------------------
                                           Five Months
                                              Ended                   Year Ended December 31,
                                             May 31,     -------------------------------------------------
                                             2001(5)      2000       1999       1998       1997      1996
                                             -------      ----       ----       ----       ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     47.17       59.35      29.00      27.77      24.72     20.92
 Income from investment operations:
 Net investment loss                    $     (0.23)      (0.54)     (0.32)     (0.27)     (0.02)    (0.04)
 Net realized and unrealized gain
 (loss) on investments                  $     (8.16)      (2.74)     38.23       2.23       3.68      3.84
 Total from investment operations       $     (8.39)      (3.28)     37.91       1.96       3.66      3.80
 Less distributions from:
 Net realized gain on investments       $        --        8.90       7.56       0.73       0.61        --
 Total distributions                    $        --        8.90       7.56       0.73       0.61        --
 Net asset value, end of period         $     38.78       47.17      59.35      29.00      27.77     24.72
 Total Return(2)                        %    (17.79)      (6.04)    146.94       7.59      14.92     18.16
Ratios and supplemental data:
 Net assets, end of period (000s)       $   159,641     177,286    123,377     45,461     78,160    65,660
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %      1.69        1.45       1.43       1.47       1.43      1.46(4)
 Gross expenses prior to expense
 reimbursement(3)                       %      1.69        1.45       1.43       1.47       1.43      1.47
 Net investment loss after expense
 reimbursement(3)                       %     (1.41)      (1.05)     (1.21)     (0.70)     (0.07)    (0.30)(4)
 Portfolio turnover rate                %       104         134        223        257        175       140

                                                                     Class B
                                           ---------------------------------------------------------------
                                           Five Months
                                              Ended                   Year Ended December 31,
                                             May 31,     -------------------------------------------------
                                             2001(5)      2000       1999       1998       1997      1996
                                             -------      ----       ----       ----       ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     44.64       57.06      28.26      27.27      24.46     20.84
 Income from investment operations:
 Net investment loss                    $     (0.33)      (0.96)     (0.60)     (0.48)     (0.19)    (0.12)
 Net realized and unrealized gain
 (loss) on investments                  $     (7.71)      (2.56)     36.96       2.20       3.61      3.74
 Total from investment operations       $     (8.04)      (3.52)     36.36       1.72       3.42      3.62
 Less distributions from:
 Net realized gain on investments       $        --        8.90       7.56       0.73       0.61        --
 Total distributions                    $        --        8.90       7.56       0.73       0.61        --
 Net asset value, end of period         $     36.60       44.64      57.06      28.26      27.27     24.46
 Total Return(2)                        %    (18.01)      (6.71)    145.24       6.84      14.10     17.37
Ratios and supplemental data:
 Net assets, end of period (000s)       $   206,968     266,348    264,677    124,065    169,516   126,859
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %      2.39        2.15       2.15       2.18       2.15      2.17(4)
 Gross expenses prior to expense
 reimbursement(3)                       %      2.39        2.15       2.15       2.18       2.15      2.18
 Net investment loss after expense
 reimbursement(3)                       %     (2.11)      (1.75)     (1.93)     (1.43)     (0.78)    (1.01)(4)
 Portfolio turnover rate                %       104         134        223        257        175       140

                                                                     Class C
                                           ---------------------------------------------------------------
                                           Five Months
                                              Ended                   Year Ended December 31,
                                             May 31,     -------------------------------------------------
                                             2001(5)      2000       1999       1998       1997      1996
                                             -------      ----       ----       ----       ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     44.54       56.98      28.24      27.26      24.46     20.84
 Income from investment operations:
 Net investment loss                    $     (0.33)      (0.97)     (0.53)     (0.55)     (0.20)    (0.13)
 Net realized and unrealized gain
 (loss) on investments                  $     (7.68)      (2.57)     36.83       2.26       3.61      3.75
 Total from investment operations       $     (8.01)      (3.54)     36.30       1.71       3.41      3.62
 Less distributions from:
 Net realized gain on investments       $        --        8,90       7.56       0.73       0.61        --
 Total distributions                    $        --        8.90       7.56       0.73       0.61        --
 Net asset value, end of period         $     36.53       44.54      56.98      28.24      27.26     24.46
 Total Return(2)                        %    (17.98)      (6.76)    145.12       6.81      14.06     17.37
Ratios and supplemental data:
 Net assets, end of period (000s)       $    78,658     104,094     72,581     29,746     51,460    37,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %      2.39        2.15       2.18       2.22       2.18      2.20(4)
 Gross expenses prior to expense
 reimbursement(3)                       %      2.39        2.15       2.18       2.22       2.18      2.21
 Net investment loss after expense
 reimbursement(3)                       %     (2.11)      (1.75)     (1.96)     (1.45)     (0.82)    (1.03)(4)
 Portfolio turnover rate                %       104         134        223        257        175       140

                                                                     Class T
                                           ---------------------------------------------------------------
                                           Five Months
                                              Ended                   Year Ended December 31,
                                             May 31,     -------------------------------------------------
                                             2001(5)      2000       1999       1998       1997      1996
                                             -------      ----       ----       ----       ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     45.04       57.39      28.36      27.34      24.48     20.84
 Income from investment operations:
 Net investment loss                    $     (0.34)      (0.90)     (0.65)     (0.51)     (0.18)    (0.21)
 Net realized and unrealized gain
 (loss) on investments                  $     (7.76)      (2.55)     37.24       2.26       3.65      3.85
 Total from investment operations       $     (8.10)      (3.45)     36.59       1.75       3.47      3.64
 Less distributions from:
 Net realized gain on investments       $        --        8.90       7.56       0.73       0.61        --
 Total distributions                    $        --        8.90       7.56       0.73       0.61        --
 Net asset value, end of period         $     36.94       45.04      57.39      28.36      27.34     24.48
 Total Return(2)                        %    (17.99)      (6.52)    145.51       6.94      14.29     17.47
Ratios and supplemental data:
 Net assets, end of period (000s)       $    16,316      23,441     33,634     18,203     32,800    35,670
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %      2.34        2.10       2.06       2.10       1.99      2.07(4)
 Gross expenses prior to expense
 reimbursement(3)                       %      2.34        2.10       2.06       2.10       1.99      2.11
 Net investment loss after expense
 reimbursement(3)                       %     (2.06)      (1.70)     (1.85)     (1.33)     (0.62)    (0.89)(4)
 Portfolio turnover rate                %       104         134        223        257        175       140

                                                         Class I
                                           ---------------------------------
                                           Five Months       Year Ended
                                              Ended         December 31,
                                             May 31,     -------------------
                                             2001(5)      2000       1999(1)
                                             -------      ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     47.47       59.54      31.78
 Income from investment operations:
 Net investment loss                    $     (0.14)      (1.00)     (0.08)
 Net realized and unrealized gain
 (loss) on investments                  $     (8.31)      (2.17)     35.40
 Total from investment operations       $     (8.45)      (3.17)     35.32
 Less distributions from:
 Net realized gain on investments       $        --        8.90       7.56
 Total distributions                    $        --        8.90       7.56
 Net asset value, end of period         $     39.02       47.47      59.54
 Total Return(2)                        %    (17.80)      (5.21)    126.05
Ratios and supplemental data:
 Net assets, end of period (000s)       $        --          --         --
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                       %      1.31        1.15       0.47(4)
 Gross expenses prior to expense
 reimbursement(3)                       %      1.31        1.15       0.47
 Net investment loss after expense
 reimbursement(3)                       %     (1.03)      (0.75)     (0.35)(4)
 Portfolio turnover rate                %       104         134        223

----------
(1)  Class I commenced offering of shares on April 1, 1999.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of taxes and adviser reimbursement.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                          PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         Class A
                                               --------------------------------------------------------------
                                               Eleven                 Three
                                               Months      Year       Months
                                               Ended      Ended       Ended           Year Ended March 31,
                                               May 31,    June 30,   June 30,    ----------------------------
                                               2001(5)     2000       1999(1)     1999       1998       1997
                                               -------     ----       -------     ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period     $     18.39      19.08       16.72      19.75      15.15      17.93
 Income from investment operations:
 Net investment loss                      $     (0.17)     (0.20)      (0.06)     (0.85)     (0.08)     (0.22)
 Net realized and unrealized gain (loss)
 on investments                           $     (4.17)      9.24        2.42       0.69       6.91      (0.66)
 Total from investment operations         $     (4.34)      9.04        2.36      (0.16)      6.83      (0.88)
 Less distributions from:
 Net investment income                    $        --         --          --         --         --         --
 Net realized gains on investments        $      2.01       9.73          --       2.87       2.23       1.90
 Total distributions                      $      2.01       9.73          --       2.87       2.23       1.90
 Net asset value, end of period           $     12.04      18.39       19.08      16.72      19.75      15.15
 Total Return(2):                         %    (25.78)     60.66       14.11       0.37      46.32      (6.26)
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $   119,136    168,239     102,641     94,428    201,943    121,742
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)         %      1.73       1.62        1.70       1.85       1.89       1.72
 Gross expenses prior to expense
 reimbursement (recoupment)(3)            %      1.72       1.67        1.74       1.95       1.90       1.72
 Net investment loss after expense
 reimbursement (recoupment)(3)(4)         %     (1.24)     (1.31)      (1.46)     (1.32)     (1.85)     (1.26)
 Portfolio turnover rate                  %       170        127          32         90         92        113

                                                                         Class B
                                               --------------------------------------------------------------
                                               Eleven                 Three
                                               Months      Year       Months
                                                Ended     Ended       Ended          Year Ended March 31,
                                               May 31,   June 30,    June 30,    ----------------------------
                                               2001(5)     2000       1999(1)     1999       1998       1997
                                               -------     ----       -------     ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period     $     23.03      24.05       21.12      22.53      15.51      16.69
 Income from investment operations:
 Net investment loss                      $     (0.31)     (0.34)      (0.12)     (0.53)     (0.27)     (0.21)
 Net realized and unrealized gain (loss)
 on investments                           $     (5.20)     11.56        3.05       0.33       7.29      (0.97)
 Total from investment operations         $     (5.51)     11.22        2.93      (0.20)      7.02      (1.18)
 Less distributions from:
 Net investment income                    $        --         --          --         --         --         --
 Net realized gains on investments        $      2.52      12.24          --       1.21         --         --
 Total distributions                      $      2.52      12.24          --       1.21         --         --
 Net asset value, end of period           $     15.00      23.03       24.05      21.12      22.53      15.51
 Total Return(2):                         %    (26.16)     59.68       13.87      (0.29)     45.26      (7.07)
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $    75,304     97,239      49,448     45,140     55,215     28,030
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)         %      2.38       2.27        2.35       2.57       2.62       2.61
 Gross expenses prior to expense
 reimbursement (recoupment)(3)            %      2.37       2.32        2.39       2.66       2.63       2.73
 Net investment loss after expense
 reimbursement (recoupment)(3)(4)         %     (1.89)     (1.96)      (2.11)     (2.03)     (2.59)     (2.13)
 Portfolio turnover rate                  %       170        127          32         90         92        113

                                                                         Class C
                                               --------------------------------------------------------------
                                               Eleven                  Three
                                               Months       Year       Months
                                                Ended      Ended       Ended         Year Ended March 31,
                                               May 31,    June 30,    June 30,   ----------------------------
                                               2001(5)     2000       1999(1)     1999       1998       1997
                                               -------     ----       -------     ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period     $     18.01      18.81       16.51      18.62      14.69      17.62
 Income from investment operations:
 Net investment loss                      $     (0.25)     (0.30)      (0.09)     (0.84)     (0.38)     (0.31)
 Net realized and unrealized gain (loss)
 on investments                           $     (4.05)      9.07        2.39       0.61       6.84      (0.63)
 Total from investment operations         $     (4.30)      8.77        2.30      (0.23)      6.46      (0.94)
 Less distributions from:
 Net investment income                    $        --         --          --         --         --         --
 Net realized gains on investments        $      1.97       9.57          --       1.88       2.53       1.99
 Total distributions                      $      1.97       9.57          --       1.88       2.53       1.99
 Net asset value, end of period           $     11.74      18.01       18.81      16.51      18.62      14.69
 Total Return(2):                         %    (26.10)     59.67       13.93      (0.24)     45.40      (6.81)
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $   159,910    229,473     153,471    144,597    225,025    182,907
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)         %      2.38       2.27        2.35       2.51       2.57       2.35
 Gross expenses prior to expense
 reimbursement (recoupment)(3)            %      2.37       2.32        2.39       2.60       2.59       2.35
 Net investment loss after expense
 reimbursement (recoupment)(3)(4)         %     (1.89)     (1.96)      (2.11)     (1.97)     (2.53)     (1.89)
 Portfolio turnover rate                  %       170        127          32         90         92        113

----------
(1) Effective May 24, 1999, Pilgrim Investments LLC, became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for less periods than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM FINANCIAL SERVICES FUND                                       HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                Class A
                                                   ------------------------------------------------------------------
                                                   Eleven                            Six
                                                   Months      Year       Year      Months
                                                    Ended     Ended      Ended      Ended     Year Ended December 31,
                                                   May 31,   June 30,   June 30,   June 30,   -----------------------
                                                   2001(6)     2000       1999      1998(2)      1997       1996
                                                   -------     ----       ----      -------      ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period          $    16.42      24.38      27.52      25.87       17.84      14.83
 Income (loss) from investment operations:
 Net investment income                         $     0.31       0.32       0.29       0.11        0.34       0.32
 Net realized and unrealized gains (loss) on
 investments                                   $     7.11      (5.30)     (2.70)      1.54       10.83       5.18
 Total from investment operations              $     7.42      (4.98)     (2.41)      1.65       11.17       5.50
 Less distributions from:
 Net investment income                         $     0.33       0.25       0.18         --        0.31       0.35
 Net realized gains on investments             $     0.15       2.73       0.55         --        2.65       2.14
 Tax return of capital                         $       --         --         --         --        0.18         --
 Total distributions                           $     0.48       2.98       0.73         --        3.14       2.49
 Net asset value, end of period                $    23.36      16.42      24.38      27.52       25.87      17.84
 Closing market price, end of period                   --         --         --         --          --      15.75
 Total Investment Return At
 Market Value(3)                               %       --         --         --         --          --      43.48
 Total Investment Return At
 Net Asset Value(4)                            %    46.01     (22.44)     (8.61)      6.38       64.86      41.10
Ratios/Supplemental Data:
 Net assets, end of year ($millions)           $      252        210        403        549         383        252
 Ratio to average net assets:
 Expenses(5)                                   %     1.42       1.41       1.39       1.20        1.10       1.01
 Net investment income(5)                      %     1.48       1.46       1.09       0.94        1.39       1.94
 Portfolio turnover rate                       %       39         10         29          2          22         21

                                                                         Class B
                                                   -----------------------------------------------------
                                                   Eleven                            Six
                                                   Months      Year       Year      Months     Oct. 20,
                                                    Ended     Ended      Ended      Ended     1997(1) to
                                                   May 31,   June 30,   June 30,   June 30,    Dec. 31,
                                                   2001(6)     2000       1999      1998(2)      1997
                                                   -------     ----       ----      -------      ----
Per Share Operating Performance:
 Net asset value, beginning of period          $    16.35      24.21      27.40      25.85       25.25
 Income (loss) from investment operations:
 Net investment income                         $     0.15       0.22       0.08       0.01        0.04
 Net realized and unrealized gains (loss) on
 investments                                   $     7.12      (5.32)     (2.66)      1.54        2.92
 Total from investment operations              $     7.27      (5.10)     (2.58)      1.55        2.96
 Less distributions from:
 Net investment income                         $     0.19       0.03       0.06         --        0.04
 Net realized gains on investments             $     0.15       2.73       0.55         --        2.04
 Tax return of capital                         $       --         --         --         --        0.28
 Total distributions                           $     0.34       2.76       0.61         --        2.36
 Net asset value, end of period                $    23.28      16.35      24.21      27.40       25.85
 Closing market price, end of period                   --         --         --         --          --
 Total Investment Return At
 Market Value(3)                               %       --         --         --         --          --
 Total Investment Return At
 Net Asset Value(4)                            %    45.01     (23.00)     (9.31)      6.00       11.88
Ratios/Supplemental Data:
 Net assets, end of year ($millions)           $      183        148        343        360          76
 Ratio to average net assets:
 Expenses(5)                                   %     2.17       2.16       2.14       1.95        1.89
 Net investment income(5)                      %     0.73       0.71       0.34       0.19        0.99
 Portfolio turnover rate                       %       39         10         29          2          22

----------
(1)  Commencement of offering shares.
(2) Effective June 30, 1998, the Financial Services Fund changed its year end to June 30.
(3) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.
(4) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.
(5)  Annualized for periods less than one year.
(6)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                                 PILGRIM INTERNET FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                         Class A                             Class B
                                              -------------------------------   -------------------------------
                                              Seven Months     Year Ended      Seven Months     Year Ended
                                                 Ended         October 31,        Ended         October 31,
                                                 May 31,    -----------------     May 31,    ------------------
                                                 2001(5)    2000      1999(1)     2001(5)     2000      1999(1)
                                                 -------    ----      -------     -------     ----      -------
Per Share Operating Performance:
 Net asset value, beginning of period     $       12.03     12.67      10.00       11.91      12.63      10.00
 Income from investment operations:
 Net investment loss                      $       (0.06)    (0.24)     (0.03)      (0.07)     (0.32)     (0.03)
 Net realized and unrealized gain (loss)
 on investments                           $       (6.28)    (0.17)      2.70       (6.20)     (0.17)      2.66
 Total from investment operations         $       (6.34)     0.41       2.67       (6.27)      0.49       2.63
 Less distributions from:                 $
 Net realized gains on investments        $        1.85      0.23         --        1.85       0.23         --
 Total distributions                      $        1.85      0.23         --        1.85       0.23         --
 Net asset value, end of period           $        3.84     12.03      12.67        3.79      11.91      12.63
 Total Return(2)                          $      (60.56)    (3.98)     26.70      (60.58)     (4.63)     26.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $      17,725    59,155     35,798      13,903     38,726     14,869
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %        1.62      1.47       1.54        2.32       2.12       2.17
 Gross expenses prior to expense
 reimbursment(3)                          %        2.63      2.76       3.35        3.28       3.01       3.75
 Net investment loss after expense
 reimbursement(3)(4)                      %       (1.59)    (1.36)     (1.15)      (2.24)     (2.01)     (1.88)
 Portfolio turnover rate                  %          69       112         22          69        112         22

                                                         Class C
                                              -------------------------------
                                              Seven Months     Year Ended
                                                 Ended         October 31,
                                                 May 31,    -----------------
                                                 2001(5)    2000       1999(1)
                                                 -------    ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period     $       11.92     12.63      10.00
 Income from investment operations:
 Net investment loss                      $       (0.07)    (0.34)     (0.03)
 Net realized and unrealized gain (loss)
 on investments                           $       (6.22)    (0.14)      2.66
 Total from investment operations         $       (6.29)     0.48       2.63
 Less distributions from:                 $
 Net realized gains on investments        $        1.85      0.23         --
 Total distributions                      $        1.85      0.23         --
 Net asset value, end of period           $        3.78     11.92      12.63
 Total Return(2)                          $      (60.72)    (4.55)     26.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $       5,561    17,709      5,290
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %        2.32      2.12       2.18
 Gross expenses prior to expense
 reimbursment(3)                          %        3.28      3.01       3.79
 Net investment loss after expense
 reimbursement(3)(4)                      %       (2.24)    (2.01)     (1.88)
 Portfolio turnover rate                  %          69       112         22

----------
(1)  The Fund commenced operations on July 1, 1999.
(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value end excluding the deduction of the sales charges Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM BALANCED FUND                                                 HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         Class A
                                               -------------------------------------------------------------
                                               Eleven                Three
                                               Months      Year      Months
                                                Ended     Ended      Ended          Year Ended March 31,
                                               May 31,   June 30,   June 30,   -----------------------------
                                               2001(6)     2000      1999(2)     1999       1998       1997
                                               -------     ----      -------     ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period      $    15.04      19.23      19.03      19.53      15.54      16.16
 Income from investment operations:
 Net investment income (loss)              $     0.93       0.51       0.10       0.36       0.26       0.32
 Net realized and unrealized gain (loss)
 on investments                            $    (1.01)     (0.60)      0.17       2.58       5.70       0.84
 Total from investment operations          $    (0.08)     (0.09)      0.27       2.94       5.96       1.16
 Less distributions from:
 Net investment income                     $     0.51       0.39       0.07       0.43       0.27       0.32
 Net realized gains on investments         $     1.15       3.71         --       3.01       1.70       1.46
 Total distributions                       $     1.66       4.10       0.07       3.44       1.97       1.78
 Net asset value, end of period            $    13.30      15.04      19.23      19.03      19.53      15.54
 Total Return(3):                          %    (0.61)     (1.01)      1.42      17.10      39.34       6.74
Ratio/Supplemental Data:
 Net assets, end of period (000's)         $   61,477     63,592      9,619      9,519      6,675      4,898
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %     1.32       1.40       1.49       1.59       1.61       1.60
 Gross expenses prior to expense
 reimbursement(4)                          %     1.53       1.61       1.75       1.97       2.56       3.00
 Net investment income after expense
 reimbursement(4)(5)                       %     3.54       3.26       2.06       2.08       3.58       1.87
 Portfolio turnover rate                   %       76        173         63        165        260        213

                                                                         Class B
                                               -------------------------------------------------------------
                                               Eleven                Three
                                               Months      Year      Months
                                                Ended     Ended      Ended         Year Ended March 31,
                                               May 31,   June 30,   June 30,   -----------------------------
                                               2001(6)     2000      1999(2)     1999       1998       1997
                                               -------     ----      -------     ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period      $    16.09      20.59      20.38      20.07      14.88      14.18
 Income from investment operations:
 Net investment income (loss)              $     0.80       0.44       0.07       0.28       0.15       0.17
 Net realized and unrealized gain (loss)
 on investments                            $    (0.98)     (0.64)      0.18       2.74       5.58       0.70
 Total from investment operations          $    (0.18)     (0.20)      0.25       3.02       5.73       0.87
 Less distributions from:
 Net investment income                     $     0.39       0.33       0.04       0.31       0.15       0.17
 Net realized gains on investments         $     1.24       3.97         --       2.40       0.39         --
 Total distributions                       $     1.63       4.30       0.04       2.71       0.54       0.17
 Net asset value, end of period            $    14.28      16.09      20.59      20.38      20.07      14.88
 Total Return(3):                          %    (1.21)     (1.58)      1.24      16.49      38.79       6.10
Ratio/Supplemental Data:
 Net assets, end of period (000's)         $   35,828     41,026      7,157      6,048      4,254      2,133
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %     1.97       2.05       2.14       2.24       2.26       2.25
 Gross expenses prior to expense
 reimbursement(4)                          %     2.18       2.26       2.40       2.62       2.71       6.44
 Net investment income after expense
 reimbursement(4)(5)                       %     2.89       2.61       1.41       1.43       2.99       1.25
 Portfolio turnover rate                   %       76        173         63        165        260        213

                                                                         Class C                                      Class T
                                               -------------------------------------------------------------    -------------------
                                               Eleven                Three                                      Eleven
                                               Months      Year      Months                                     Months    March 31,
                                               Ended      Ended      Ended         Year Ended March 31,          Ended   2000(1)to
                                               May 31,   June 30,   June 30,    ----------------------------    May 31,   June 30,
                                               2001(6)     2000      1999(2)     1999       1998       1997     2001(6)     2000
                                               -------     ----      -------     ----       ----       ----     -------     ----
Per Share Operating Performance:
 Net asset value, beginning of period      $    14.45      18.53      18.35      19.90      15.59      16.20     16.10      16.83
 Income from investment operations:
 Net investment income                     $     0.74       0.45       0.06       0.26       0.15       0.21      1.00       0.09
 Net realized and unrealized gain (loss)
 on investments                            $    (0.91)     (0.62)      0.16       2.52       5.71       0.85     (1.16)     (0.82)
 Total from investment operations          $    (0.17)     (0.17)      0.22       2.78       5.86       1.06     (0.16)     (0.73)
 Less distributions from:
 Net investment income                     $     0.39       0.34       0.04       0.28       0.15       0.21      0.48         --
 Net realized gains on investments         $     1.11       3.57         --       4.05       1.40       1.46      1.23         --
 Total distributions                       $     1.50       3.91       0.04       4.33       1.55       1.67      1.71         --
 Net asset value, end of period            $    12.78      14.45      18.53      18.35      19.90      15.59     14.23      16.10
 Total Return(3):                          %    (1.28)     (1.53)      1.21      16.34      38.35       6.05     (1.06)     (4.34)
Ratio/Supplemental Data:
 Net assets, end of period (000's)         $   22,679     25,838     21,331     21,655     20,784     16,990     7,725     10,953
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %     1.97       2.05       2.14       2.23       2.26       2.25      1.72       1.70
 Gross expenses prior to expense
 reimbursement(4)                          %     2.18       2.26       2.40       2.61       2.68       2.83      1.93       1.91
 Net investment income after expense
 reimbursement(4)(5)                       %     2.89       2.61       1.41       1.43       2.93       1.23      3.14       2.96
 Portfolio turnover rate                   %       76        173         63        165        260        213        76        173

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, Pilgrim Investment LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                              PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       Class A
                                             -------------------------------------------------------------
                                             Eleven                 Three
                                             Months       Year      Months
                                             Ended       Ended      Ended          Year Ended March 31,
                                             May 31,    June 30,   June 30,   ----------------------------
                                             2001(5)     2000      1999(1)     1999       1998       1997
                                             -------     ----      -------     ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     27.70      23.27      21.92      19.12      16.59      15.68
 Income from investment operations:
 Net investment income                  $      0.85       0.42       0.10       0.40       0.44       0.47
 Net realized and unrealized gain
 (loss) on investments                  $     (5.29)      8.02       1.35       3.17       4.49       1.64
 Total from investment operations       $     (4.44)      8.44       1.45       3.57       4.93       2.11
 Less distributions from:
 Net investment income                  $      0.51       0.32       0.10       0.41       0.44       0.48
 Net realized gains on investments      $      4.86       3.69        --        0.36       1.96       0.72
 Total distributions                    $      5.37       4.01       0.10       0.77       2.40       1.20
 Net asset value, end of period         $     17.89      27.70      23.27      21.92      19.12      16.59
 Total Return(2):                       %    (17.78)     39.88       6.62      19.17      31.04      13.73
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    98,896    131,218     73,133     65,742     47,290     32,082
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)       %      1.42       1.35       1.45       1.53       1.57       1.60
 Gross expenses prior to expense
 reimbursement (recoupment)(3)          %      1.41       1.35       2.10       1.65       1.74       1.75
 Net investment income after expense
 reimbursement (recoupment)(3)(4)       %      2.20       1.78       1.82       2.08       5.64       2.83
 Portfolio turnover rate                %       145        129         28        138        160        167

                                                                       Class B
                                             -------------------------------------------------------------
                                             Eleven                 Three
                                             Months       Year     Months
                                              Ended      Ended      Ended         Year Ended March 31,
                                             May 31,    June 30,   June 30,   ----------------------------
                                             2001(5)     2000      1999(1)     1999       1998       1997
                                             -------     ----      -------     ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     30.20      25.34      23.86      20.56      16.60      14.96
 Income from investment operations:
 Net investment income                  $      0.49       0.29       0.07       0.29       0.32       0.31
 Net realized and unrealized gain
 (loss) on investments                  $     (5.49)      8.77       1.47       3.47       4.65       1.64
 Total from investment operations       $     (5.00)      9.06       1.54       3.76       4.97       1.95
 Less distributions from:
 Net investment income                  $      0.34       0.19       0.06       0.27       0.32       0.31
 Net realized gains on investments      $      5.30       4.01        --        0.19       0.69        --
 Total distributions                    $      5.64       4.20       0.06       0.46       1.01       0.31
 Net asset value, end of period         $     19.56      30.20      25.34      23.86      20.56      16.60
 Total Return(2):                       %    (18.26)     39.21       6.47      18.52      30.51      13.01
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   125,366    139,704     68,091     58,736     36,725     12,740
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)       %      2.07       2.00       2.10       2.18       2.22       2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(3)          %      2.06       2.00       2.10       2.30       2.33       3.19
 Net investment income after expense
 reimbursement (recoupment)(3)(4)       %      1.55       1.13       1.17       1.44       5.04       2.29
 Portfolio turnover rate                %       145        129         28        138        160        167

                                                                       Class C
                                             -------------------------------------------------------------
                                             Eleven                 Three
                                             Months       Year     Months
                                              Ended      Ended      Ended         Year Ended March 31,
                                             May 31,    June 30,   June 30,   ----------------------------
                                             2001(5)     2000      1999(1)     1999       1998       1997
                                             -------     ----      -------     ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     28.33      23.78      22.40      19.55      17.05      15.89
 Income from investment operations:
 Net investment income                  $      0.58       0.28       0.07       0.28       0.34       0.37
 Net realized and unrealized gains
 (loss) on investments                  $     (5.26)      8.22       1.37       3.25       4.60       1.66
 Total from investment operations       $     (4.68)      8.50       1.44       3.53       4.94       2.03
 Less distributions from:
 Net investment income                  $      0.35       0.19       0.06       0.25       0.34       0.37
 Net realized gains on investments      $      4.97       3.76         --       0.43       2.10       0.50
 Total distributions                    $      5.32       3.95       0.06       0.68       2.44       0.87
 Net asset value, end of period         $     18.33      28.33      23.78      22.40      19.55      17.05
 Total Return(2):                       %    (18.25)     39.24       6.45      18.45      30.22      12.91
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   118,363    156,592    100,276     95,998     81,561     62,143
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)       %      2.07       2.00       2.10       2.18       2.22       2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(3)          %      2.06       2.00       2.10       2.30       2.31       2.29
 Net investment income after expense
 reimbursement (recoupment)(3)(4)       %      1.55       1.13       1.17       1.44       4.99       2.18
 Portfolio turnover rate                %       145        129         28        138        160        167

----------
(1) Effective May 24, 1999, Pilgrim Investment LLC, became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

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Pilgrim
Funds
-------
                NOTES TO FINANCIAL STATEMENTS as of May 31, 2001
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Financial Services Fund, Inc. (formerly Pilgrim Bank and Thrift Fund), Pilgrim Investment Funds, Inc. ("PIF"), Pilgrim Growth and Income Fund, Inc., Pilgrim Mayflower Trust ("PMT"), Pilgrim Funds Trust ("PFT", formerly ING Funds Trust), Pilgrim Growth Opportunities Fund, Pilgrim SmallCap Opportunities Fund and Pilgrim Equity Trust ("PET"), which are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). Five of the Portfolios in this report are: Pilgrim LargeCap Growth Fund ("LargeCap Growth"), Pilgrim MidCap Growth Fund ("MidCap Growth"), Pilgrim SmallCap Growth Fund ("SmallCap Growth"), Pilgrim Balanced Fund ("Balanced") and Pilgrim Convertible Fund ("Convertible"). Financial Services Fund, Inc. ("Financial Services") was organized as a Maryland Corporation in 1986. PIF is a Maryland Corporation organized in 1969 with two separate series (Portfolios). One of the Portfolios in this report is: Pilgrim MagnaCap Fund ("MagnaCap"). Pilgrim Growth and Income Fund, Inc. ("Growth and Income") is a Maryland corporation organized in 1969. PMT is a Massachusetts business trust organized in 1992 with three separate series (Portfolios). Two of the Portfolios in this report are: Pilgrim Growth + Value Fund ("Growth + Value") and Pilgrim Research Enhanced Index Fund ("Research Enhanced Index"). PFT is a Delaware business trust established July 30, 1998 and consists of twelve separate series (Portfolios). Two of the Portfolios in this report are: Pilgrim Tax Efficient Equity Fund ("Tax Efficient Equity") and Pilgrim Internet Fund ("Internet"). Pilgrim Growth Opportunities Fund ("Growth Opportunities") is a Massachusetts business trust organized in 1986. Pilgrim SmallCap Opportunities Fund ("SmallCap Opportunities") is a Massachusetts business trust organized in 1986. PET is a Massachusetts business trust organized in 1998 with one series: Pilgrim MidCap Opportunities Fund ("MidCap Opportunities"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Group N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquistions the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC ("IPG").

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Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

Reorganizations. Before a shareholder approved reorganization effective July 24, 1998, the funds comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser, from Nicholas Applegate Capital Management to Pilgrim Investments, Inc. the Institutional Classes of PMF were transferred in a tax free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

     investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions and Futures Contracts. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at May 31, 2001.

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Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:


     Annually                        Semi-Annually              Quarterly
     --------                        -------------              ---------
     Research Enhanced Index          MagnaCap                  Balanced
     Tax Efficient Equity             Growth and Income         Convertible
     Growth Opportunities
     LargeCap Growth
     Midcap Opportunities
     MidCap Growth
     Growth and Value
     SmallCap Opportunities
     SmallCap Growth
     Financial Services
     Internet



     Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. Accordingly, the following amounts have been increased (decreased) through reclassification as of May 31, 2001:

                                                                   Accumulated
                                              Undistributed       net realized
                              Paid in        net investment        gain (loss)
                              Capital            income          on investments
                              -------            ------          --------------
MagnaCap                   $     808,218       $  221,319         $(1,029,537)
Growth and Income               (185,350)         350,783            (165,433)
Research Enhanced Index         (745,522)         745,522                  --
Tax Efficient Equity              (3,837)           3,837                  --
Growth Opportunities          (4,045,481)       4,047,103              (1,622)
LargeCap Growth               (1,511,623)       7,121,127          (5,609,504)
MidCap Opportunites            1,076,867          879,029          (1,955,896)
MidCap Growth                 (5,522,877)       5,522,878                  (1)
Growth + Value               (11,697,851)       8,973,823           2,724,028
SmallCap Opportunities         3,087,438        3,643,091          (6,730,529)
SmallCap Growth               (6,648,603)       6,732,735             (84,132)
Financial Services                   565              --                 (565)
Internet                        (680,318)         642,708              37,610

F. Federal Income Taxes. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were the following at May 31, 2001:

                                              Expiration
                               Amount           Dates
                               ------           -----
Growth and Income          $  5,700,014          2010
Research Enhanced Index       8,618,344      2008 to 2009
Tax Efficient Equity            415,400          2009
Growth Opportunities        254,659,070          2009
LargeCap Growth             174,106,032      2009 to 2010
MidCap Opportunites          31,574,828      2008 to 2009
Growth + Value              308,761,269          2009
SmallCap Opportunities       58,556,297          2009
Internet                     83,761,345          2009

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Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

     The capital loss carryforwards of LargeCap Growth, MidCap Opportunities and SmallCap Opportunities include capital losses acquired from mergers as discussed in Note 1. The yearly utilization of the acquired capital losses is limited by the Internal Revenue Code.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Fund had the option to temporarily loan 331|M/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the periods ended May 31, 2001, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                              Purchases            Sales
                              ---------            -----
MagnaCap                   $  364,214,288      $ 416,407,851
Growth and Income             151,440,260        140,569,201
Research Enhanced Index        52,908,607         77,514,019
Tax Efficient Equity            4,680,235          9,063,597
Growth Opportunities        1,293,187,893      1,388,065,423
LargeCap Growth             2,013,928,467      1,973,473,389
MidCap Opportunites           262,855,686        244,106,177
MidCap Growth               1,171,208,199      1,181,644,050
Growth + Value                776,389,472        709,796,045
SmallCap Opportunities        529,809,902        487,837,445
SmallCap Growth               662,733,101        674,442,329
Financial Services            153,604,572        243,995,040
Internet                       40,432,063         55,903,945
Balanced                       96,596,366        105,787,945
Convertible                   614,524,610        621,840,215

NOTE 4 -- INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by a fund. At May 31, 2001, Financial Services Fund had the following holdings in affiliated companies:

               Acquisition    Shares                    Market         % of
                   Date        Held        Cost         Value       Net Assets
                   ----        ----        ----         -----       ----------
International     November    321,000   $2,721,750    $1,294,033       0.30%
  Aircraft       5, 1997 to
  Investors      April 15,
                   1999
Southwest        March 16,    200,000    4,875,938     4,710,000       1.08
  Bancorp.        1999 to
  Inc.           March 17,
                   1999

During the period ended May 31, 2001 the Fund received $90,000 in dividend income from Southwest Bancorp, Inc. There was no other dividend income from affiliates during the period.

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Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds, except Tax Efficient Equity Fund and Internet Fund, has entered into an Investment Management Agreement with ING Pilgrim Investments, LLC. ("the Manager"), a wholly-owned subsidiary of ING Groep N.V. ING Mutual Funds Management, LLC served as the manager of the Tax Efficient Equity Fund and Internet Fund. On April 30, 2001, ING Mutual Funds Management, LLC merged into ING Pilgrim Investments, LLC. All contracts, obligations and assets of ING Mutual Funds Management, LLC were assumed by ING Pilgrim Investments, LLC pursuant to the merger. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For MagnaCap -- 1.00% for the first $30 million, 0.75% of the next $220 million, 0.625% of the next $250 million and 0.50% in excess of $500 million; for Growth and Income -- 0.750% on the first $100 million, 0.60% on the next $50 million, 0.50% on the next $100 million and 0.40% thereafter; for Researched Enhanced Index -- 0.70%; for Tax Efficient Equity -- 0.80%; for Growth Opportunities -- 0.95%; for LargeCap Growth, MidCap Growth, Balanced and Convertible -- 0.75% for the first $500 million, 0.675% of the next $500 million and 0.65% in excess of $1.0 billion; for MidCap Opportunities, Growth + Value, SmallCap Opportunities and SmallCap Growth -- 1.00%; for Financial Services -- 1.00% for the first $30 million, 0.75% of the next $95 million and 0.70% in excess of $125 million; and for Internet -- 1.25%.

J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a registered investment advisor, serves as subadvisor to the Research Enhanced Index Fund pursuant to a Subadvisory Agreement, dated December 31, 1998, between Adviser and J.P. Morgan. For its services, J.P. Morgan receives from the Adviser, a fee equal to 0.20% of the average daily net assets of the Fund. Delta Asset Management ("Delta"), a registered investment advisor and a wholly-owned indirect subsidiary of ING Groep, N.V., serves as subadvisor to the Tax Efficient Equity Fund pursuant to a Subadvisory Agreement dated October 30, 1998 between the Adviser and Delta. For its services, Delta receives from the Adviser, a fee equal to 0.40% of the average daily net assets of the Fund. Navellier Fund Management, Inc. ("Navellier"), a registered investment advisor, serves as subadvisor to the Growth + Value Fund pursuant to a Subadvisory Agreement, dated July 31, 1996 and amended and restated on July 1, 1998, between Adviser and Navellier. For its services, Navellier receives from the Adviser, a fee equal to 0.50% of the average daily net assets of the Fund. ING Investmemt Management Advisors B.V. ("IMA"), a registered investment advisor and a wholly-owned indirect sudsidiary of ING Groep, N.V., serves as subadvisor to the Internet Fund pursuant to a Subadvisory Agreement dated October 30, 1998 between the Adviser and IMA. For its services, IMA receives from the Adviser, a fee equal to 0.625% of the average daily net assets of the Fund.

IPG (the "Administrator"), serves as administrator to each Fund. The Funds compensate the Administrator with a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

NOTE 6 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                          Class A   Class B   Class C   Class I   Class M   Class Q  Class T
                          -------   -------   -------   -------   -------   -------  -------
MagnaCap                   0.30%     1.00%     1.00%      N/A      0.75%     0.25%     N/A
Growth and Income          0.25      1.00      1.00       N/A       N/A       N/A      N/A
Research Enhanced Index    0.30      1.00      1.00       N/A       N/A      0.25      N/A
Tax Efficient Equity       0.35      1.00      1.00       N/A       N/A       N/A      N/A
Growth Opportunities       0.30      1.00      1.00       N/A       N/A      0.25     0.95
LargeCap Growth            0.35      1.00      1.00       N/A       N/A      0.25      N/A
MidCap Opportunities       0.30      1.00      1.00       N/A       N/A      0.25      N/A
MidCap Growth              0.35      1.00      1.00       N/A       N/A      0.25      N/A
Growth + Value             0.30      1.00      1.00       N/A       N/A      0.25      N/A
SmallCap Opportunities     0.30      1.00      1.00       N/A       N/A      0.25     0.95
SmallCap Growth            0.35      1.00      1.00       N/A       N/A      0.25      N/A
Financial Services         0.25      1.00       N/A       N/A       N/A       N/A      N/A
Internet                   0.35      1.00      1.00       N/A       N/A       N/A      N/A
Balanced                   0.35      1.00      1.00       N/A       N/A      0.25     0.75
Convertible                0.35      1.00      1.00       N/A       N/A      0.25      N/A

For the periods ended May 31, 2001, the Distributor has retained $678,734 as sales charges from the proceeds of Class A Shares sold, $341,172 from the proceeds of Class C Shares redeemed, and $1,031 from the proceeds of Class M Shares sold. Effective March 1, 2001, the Distributor waived 0.10% of the Distribution fee for the Tax Efficient Equity and Internet for Class A only.

Each of the Funds has entered into a Service Agreement whereby IPG will act as Shareholder Service Agent for each Fund. The agreement provides that IPG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Fees accrued during the periods ended May 31, 2001 are shown in the accompanying Statements of Operations.

NOTE 7 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2001, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 5,6 and 9):

                                                         Accrued
                           Accrued                      Shareholder
                          Investment     Accrued       Services and   Recoupment
                          Management  Administrative   Distribution   of Waived
                             Fees         Fees             Fees          Fees           Total
                             ----         ----             ----          ----           -----
MagnaCap                   263,600            --         221,392         4,784         489,776
Growth and Income          121,944        29,790          79,960            --         231,694
Researched Enhanced        110,414        15,773         128,000            --         254,187
Tax Efficient Equity        38,023         4,718          26,218            --          68,959
Growth Opportunities       449,505        47,316         297,328            --         794,149
LargeCap Growth            346,567            --         406,413            --         752,980
MidCap Opportunities       111,447        11,145          59,610            --         182,202
MidCap Growth              233,846            --         266,788        18,652         519,286
Growth + Value             577,691        57,769         480,274            --       1,115,734
SmallCap Opportunities     401,528        40,153         302,974            --         744,655
SmallCap Growth            316,106            --         318,574        64,605         699,285
Financial Services         268,677            --         237,146            --         505,823
Internet                   100,942         3,291          38,805            --         143,038
Balanced                    82,027        17,888          55,839            --         155,754
Convertible                242,092            --         269,479         2,320         513,891

At May 31, 2001, Lion Connecticut Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 52.8% of the shares outstanding of Tax Efficient Equity. Investment activities of this shareholder could have a material impact on the Fund.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 8 -- TRANSFER AGENT FEES

Expenses associated with transfer agent services are allocated to each class of shares of the Funds based on actual charges incurred.

For the periods ended May 31, 2001, transfer agent fees and expenses were:

                            Class A     Class B      Class C      Class I     Class M      Class Q       Class T      Total
                            -------     -------      -------      -------     -------      -------       -------      -----
MagnaCap                  $  400,422   $  123,295   $    7,909    $    --     $ 18,745     $    293      $     --   $  550,664
Growth and Income            161,762        2,461        1,123         --           --           --            --      165,346
Research Enhanced Index       10,304       53,015       49,086        297           --            4            --      112,706
Tax Efficient Equity          43,252       10,087        2,353         --           --           --            --       55,692
Growth Opportunities          85,137       88,087       50,775         33           --          360        17,237      241,629
LargeCap Growth              334,766      534,133      263,594         --           --        3,779            --    1,136,272
MidCap Opportunities          21,920       24,185       16,627        228           --           11            --       62,971
MidCap Growth                218,070      177,933      352,403         --           --        3,673            --      752,079
Growth + Value                99,753      199,243      110,947         --           --          254            --      410,197
SmallCap Opportu nities       74,253       99,753       38,510         --           --          297         8,319      221,132
SmallCap Growth              263,650      161,322      355,060         --           --        7,197            --      787,229
Financial Services           737,051      512,916           --         --           --           --            --    1,249,967
Internet                      43,706       32,658       12,957         --           --           --            --       89,321
Balanced                     104,362       64,427       40,251         --           --          662        15,710      225,412
Convertible                  198,881      226,553      231,764         --           --        5,820            --      663,018

NOTE 9 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                             Class A     Class B     Class C     Class M     Class Q     Class T
                            ---------   ---------   ---------   ---------   ---------   --------
Growth and Income              2.75%       3.50%       3.50%      N/A          2.75%      N/A
Tax Efficient Equity(1)        1.45        2.20        2.20       N/A          N/A        N/A
LargeCap Growth                1.60        2.25        2.25       N/A          1.25       N/A
MidCap Growth                  1.60        2.25        2.25       N/A          1.25       N/A
SmallCap Growth                1.95        2.60        2.60       N/A          1.50       N/A
Internet(2)                    1.90        2.65        2.65       N/A          N/A        N/A
Balanced                       1.60        2.25        2.25       N/A          1.25     1.75
Convertible                    1.60        2.25        2.25       N/A          1.25       N/A

Each Fund will at a later date reimburse the Investment Manager for management during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

(1) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.30%, 1.95% and 1.95%, respectively.

(2) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.59%, 2.24% and 2.24%, respectively.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 10 -- LINE OF CREDIT

All of the Funds, except for Tax Efficient Equity and Internet, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the periods ended May 31, 2001, the Funds did not have any loans outstanding under the line of credit.

NOTE 11 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                          Class A Shares
                           --------------------------------------------
                              Eleven
                              Months           Year            Year
                               Ended           Ended          Ended
                              May 31,        June 30,        June 30,
                               2001            2000            1999
                           ------------    ------------    ------------
Pilgrim MagnaCap
 (Number of Shares)
Shares sold                     911,087       8,302,663      13,502,711
Shares issued in merger       1,823,060              --              --
Shares issued as
 reinvestment of
 dividends                    2,065,847       2,042,086       1,828,625
Shares redeemed              (3,467,219)    (11,985,501)    (14,934,578)
                           ------------    ------------    ------------
Net increase (decrease)
 in shares outstanding        1,332,775      (1,640,752)        396,758
                           ============    ============    ============
Pilgrim MagnaCap ($)
Shares sold                $ 13,700,644    $134,588,976    $222,180,950
Shares issued in merger      24,128,851              --              --
Shares issued as
 reinvestment of
 dividends                   29,583,918      33,390,241      28,388,968
Shares redeemed             (51,340,796)   (193,866,999)   (246,413,983)
                           ------------    ------------    ------------
Net increase (decrease)    $ 16,072,617    $(25,887,782)   $  4,155,935
                           ============    ============    ============

                                         Class B Shares                                  Class C Shares
                          --------------------------------------------    --------------------------------------------
                             Eleven                                          Eleven
                             Months           Year            Year           Months           Year          Period
                             Ended           Ended           Ended           Ended           Ended           Ended
                             May 31,        June 30,        June 30,        June 30,        June 30,        June 30,
                              2001            2000            1999            2001            2000           1999(1)
                          ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim MagnaCap
 (Number of Shares)
Shares sold                  1.079,075       1,126,639       2,873,334         452,160         355,043          34,608
Shares issued in merger      2,675,379              --              --         320,750              --              --
Shares issued as
 reinvestment of
 dividends                     547,903         670,172         516,048          29,252          13,431              --
Shares redeemed             (1,401,394)     (2,847,837)     (1,307,942)       (210,840)       (166,071)             --
                          ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)
 in shares outstanding       2,900,963      (1,051,026)      2,081,440         591,322         202,403          34,608
                          ============    ============    ============    ============    ============    ============
Pilgrim MagnaCap ($)
Shares sold               $ 14,758,082    $ 18,234,831    $ 46,072,779    $  6,214,939    $  5,649,398    $    588,611
Shares issued in merger     33,904,811              --              --       4,079,042              --              --
Shares issued as
 reinvestment of
 dividends                   7,628,566      10,716,050       7,888,183         407,569         214,760              --
Shares redeemed            (20,174,618)    (44,525,122)    (20,667,305)     (2,826,362)     (2,597,664)             --
                          ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)   $ 36,116,841    $(15,574,241)   $ 33,293,657    $  7,875,188    $  3,266,494    $    588,611
                          ============    ============    ============    ============    ============    ============

----------
(1)  Commenced offering of shares on June 1, 1999.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                            Class M Shares                          Class Q Shares
                             --------------------------------------------    ----------------------------
                               Eleven                                           Eleven
                                Months           Year           Year            Months         Period
                                Ended           Ended          Ended             Ended          Ended
                               May 31,         June 30,       June 30,          May 31,        June 30,
                                 2001            2000           1999             2001          2000(1)
                             ------------    ------------    ------------    ------------    ------------
Pilgrim MagnaCap
 (Number of Shares)
Shares sold                        30,058          71,735         210,689         113,698         627,893
Shares issued in merger           531,039              --              --          52,762              --
Shares issued as reinvest-
 ment of dividends                 96,050          94,820          95,725          92,505              --
Shares redeemed                  (186,663)       (265,773)       (238,673)        (60,151)         (1,149)
                             ------------    ------------    ------------    ------------    ------------
Net increase (decrease)
 in shares outstanding            470,484         (99,218)         67,741         198,814         626,744
                             ============    ============    ============    ============    ============
Pilgrim MagnaCap ($)
Shares sold                  $    429,381    $  1,164,803    $  3,356,295    $  1,752,239    $ 10,206,194
Shares issued in merger         6,853,720              --              --         666,215              --
Shares issued as
 reinvestment of dividends      1,358,565       1,532,001       1,471,188       1,323,685              --
Shares redeemed                (2,763,847)     (4,228,665)     (3,784,141)       (935,105)        (18,412)
                             ------------    ------------    ------------    ------------    ------------
Net increase (decrease)      $  5,877,819    $ (1,531,861)   $  1,043,342    $  2,807,034    $ 10,187,782
                             ============    ============    ============    ============    ============

                                                        Class A Shares
                                         --------------------------------------------
                                             Five
                                            Months           Year             Year
                                             Ended           Ended            Ended
                                            May 31,      Decenber 31,     December 31,
                                             2001            2000             1999
                                         ------------    ------------    ------------
Pilgrim Growth and Income
 (Number of Shares)
Shares sold                                   412,848       1,928,901       1,074,232
Shares issued in merger                     1,556,404              --              --
Shares issued as reinvestment of divi-
 dends                                             --       1,846,883       1,181,529
Shares redeemed                            (2,085,326)     (2,607,578)     (2,103,059)
                                         ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                                 (116,074)      1,168,206         152,702
                                         ============    ============    ============
Pilgrim Growth and Income ($)
Shares sold                              $  6,956,290    $ 43,182,596    $ 24,331,505
Shares issued in merger                    26,816,325              --              --
Shares issued as
 reinvestment of dividends                         --      35,712,783      26,237,461
Shares redeemed                           (33,932,210)    (58,679,502)    (46,963,108)
                                         ------------    ------------    ------------
Net increase (decrease)                  $   (159,595)   $ 20,215,877    $  3,605,858
                                         ============    ============    ============


                                               Class B Shares               Class C Shares
                                        ---------------------------- ----------------------------
                                             Five                         Five
                                            Months        Period         Months         Period
                                            Ended          Ended          Ended         Ended
                                           May 31,     December 31,      May 31,     December 31,
                                             2001         2000(2)         2001         2000(3)
                                         -----------    -----------    -----------    -----------
Pilgrim Growth and Income
 (Number of Shares)
Shares sold                                   33,068         38,995        127,519          9,353
Shares issued in merger                      232,380             --         84,879             --
Shares issued as reinvestment of divi-
 dends                                            --            956             --            546
Shares redeemed                              (18,616)           (43)       (18,121)        (1,034)
                                         -----------    -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                                 246,832         39,908        194,277          8,865
                                         ===========    ===========    ===========    ===========
Pilgrim Growth and Income ($)
Shares sold                              $   563,268    $   747,146    $ 2,243,288    $   183,993
Shares issued in merger                    3,999,448             --      1,456,630             --
Shares issued as
 reinvestment of dividends                        --         18,030             --         10,308
Shares redeemed                             (308,462)          (825)      (304,015)       (18,024)
                                         -----------    -----------    -----------    -----------
Net increase (decrease)                  $ 4,254,254    $   764,351    $ 3,395,903    $   176,277
                                         ===========    ===========    ===========    ===========

----------
(1)  Commenced offering of shares on November 22, 1999.
(2)  Commenced offering of shares on August 22, 2000.
(3)  Commenced offering of shares on September 26, 2000.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                Class A Shares                                    Class B Shares
                                -----------------------------------------------    -----------------------------------------------
                                    Seven                                            Seven
                                    Months            Year             Year           Months            Year             Year
                                    Ended            Ended            Ended           Ended            Ended             Ended
                                   May 31,        October 31,      October 31,       May 31,        October 31,       October 31,
                                     2001             2000             1999            2001             2000             1999
                                -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim Research Enhanced
 Index (Number of Shares)
Shares sold                           370,903          905,210        2,723,102          687,827        2,050,650        9,270,282
Shares issued as reinvestment
 of dividends                              --           14,197               --               --           52,910               --
Shares redeemed                    (1,189,056)      (1,242,238)        (290,337)      (1,293,360)      (2,542,262)        (317,349)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares
 outstanding                         (818,153)        (322,831)       2,432,765         (605,533)        (438,702)       8,952,933
                                =============    =============    =============    =============    =============    =============
Pilgrim Research
 Enhanced Index ($)
Shares sold                     $   3,773,518    $  10,303,882    $  29,720,302    $   7,017,926    $  23,253,462    $ 100,006,579
Shares issued as
 reinvestment of dividends                 --          165,396               --               --          612,733               --
Shares redeemed                   (12,089,290)     (14,134,442)      (3,146,624)     (12,699,740)     (28,592,017)      (3,429,082)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $  (8,315,772)   $  (3,665,164)   $  26,573,678    $  (5,681,814)   $  (4,725,822)   $  96,577,497
                                =============    =============    =============    =============    =============    =============


                                                 Class C Shares
                                   --------------------------------------------
                                       Seven
                                      Months          Year             Year
                                      Ended           Ended           Ended
                                      May 31,       October 31,     October 31,
                                       2001            2000            1999
                                   ------------    ------------    ------------
Pilgrim Research Enhanced
 Index (Number of Shares)
Shares sold                           1,081,677       3,232,804       7,106,428
Shares issued as reinvestment
 of dividends                                --          64,089              --
Shares redeemed                      (2,260,540)     (2,138,973)       (258,766)
                                   ------------    ------------    ------------
Net increase (decrease) in
 shares
 outstanding                         (1,178,863)      1,157,920       6,847,662
                                   ============    ============    ============
Pilgrim Research
 Enhanced Index ($)
Shares sold                        $ 11,050,075    $ 36,538,030    $ 76,733,954
Shares issued as
 reinvestment of dividends                   --         751,195              --
Shares redeemed                     (22,266,858)    (23,939,384)     (2,807,689)
                                   ------------    ------------    ------------
Net increase (decrease)            $(11,216,783)   $ 13,349,841    $ 73,926,265
                                   ============    ============    ============

                                        Class I Shares                 Class Q Shares
                             ---------------------------------   --------------------------
                             Seven                                 Seven
                             Months      Year         Year         Months          Year
                             Ended      Ended        Ended         Ended          Ended
                            May 31,  October 31,   October 31,     May 31,      October 31,
                              2001      2000          1999          2001           2000
                             -----   -----------   -----------   -----------    -----------
Pilgrim Research
 Enhanced Index
 (Number of Shares)
Shares sold                     --            --     2,500,010        30,835         33,521
Shares issued as
 reinvestment of dividends      --        31,779            --            --             --
Shares redeemed                 --            --            --        (8,978)        (9,077)
                             -----   -----------   -----------   -----------    -----------
Net increase in shares
 outstanding                    --        31,779     2,500,010        21,857         24,444
                             =====   ===========   ===========   ===========    ===========
Pilgrim Research
 Enhanced Index ($)
Shares sold                  $  --   $        --   $25,000,100   $   303,187    $   379,475
Shares issued as
 reinvestment of dividends      --       371,501            --            --             --
Shares redeemed                 --            --            --       (91,176)      (100,500)
                             -----   -----------   -----------   -----------    -----------
Net increase                 $  --   $   371,501   $25,000,100   $   212,011    $   278,975
                             =====   ===========   ===========   ===========    ===========

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                       Class A Shares
                                       --------------------------------------------
                                       Seven Months         Year          Period
                                           Ended           Ended           Ended
                                          May 31,       October 31,     October 31,
                                           2001             2000          1999(1)
                                       ------------    ------------    ------------
Pilgrim Tax Efficient Equity
 (Number of Shares)
Shares sold                                 145,445         567,268       3,938,486
Shares issued as reinvestment of
 dividends                                    8,888          16,297              --
Shares redeemed                            (305,412)       (545,394)       (124,823)
                                       ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                               (151,079)         38,171       3,813,663
                                       ============    ============    ============
Pilgrim Tax Efficient Equity ($)
Shares sold                            $  1,645,892    $  7,093,779    $ 41,141,495
Shares issued as reinvestment of
 dividends                                  105,372         199,162              --
Shares redeemed                          (3,434,256)     (6,821,496)     (1,419,922)
                                       ------------    ------------    ------------
Net increase (decrease)                $ (1,682,992)   $    471,445    $ 39,721,573
                                       ============    ============    ============


                                                  Class B Shares                       Class C Shares
                                    ------------------------------------------    --------------------------
                                    Seven Months       Year          Period       Seven Months       Year
                                       Ended          Ended          Ended           Ended          Ended
                                      May 31,       October 31,    October 31,       May 31,     October 31,
                                       2001            2000          1999(1)          2001           2000
                                    -----------     -----------    -----------    -----------    -----------
Pilgrim Tax Efficient Equity
 (Number of Shares)
Shares sold                             304,491(3)      276,738        603,425         24,018        228,730
Shares issued as reinvestment of
 dividends                                1,102           1,609             --            306            681
Shares redeemed                        (108,239)       (195,405)       (13,447)       (65,189)       (96,812)
                                    -----------     -----------    -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                            197,354          82,942        589,978        (40,865)       132,599
                                    ===========     ===========    ===========    ===========    ===========
Pilgrim Tax Efficient Equity ($)
Shares sold                         $ 3,375,700     $ 3,257,580    $ 6,877,202    $   271,539    $ 2,844,483
Shares issued as reinvestment of
 dividends                               13,000          19,626             --          3,570          8,257
Shares redeemed                      (1,245,301)     (2,248,794)      (156,928)      (748,334)    (1,194,399)
                                    -----------     -----------    -----------    -----------    -----------
Net increase (decrease)             $ 2,143,399     $ 1,028,412    $ 6,720,274    $  (473,225)   $ 1,658,341
                                    ===========     ===========    ===========    ===========    ===========


                                   Class C Shares                    Class X(2) Shares
                                   --------------    --------------------------------------------
                                                       Seven
                                       Period          Months             Year         Period
                                       Ended           Ended             Ended          Ended
                                    October 31,        May 31,         October 31,    October 31,
                                      1999(1)           2001              2000          1999(1)
                                    -----------      -----------       -----------    -----------
Pilgrim Tax Efficient Equity
 (Number of Shares)
Shares sold                             106,384               --            29,084        276,862
Shares issued as reinvestment of
 dividends                                   --               --                70             --
Shares redeemed                          (4,053)        (241,449)(3)       (46,726)       (17,841)
                                    -----------      -----------       -----------    -----------
Net increase (decrease) in shares
 outstanding                            102,331         (241,449)          (17,572)       259,021
                                    ===========      ===========       ===========    ===========
Pilgrim Tax Efficient Equity ($)
Shares sold                         $ 1,246,004      $        --       $   361,122    $ 3,083,700
Shares issued as reinvestment of
 dividends                                   --               --               865             --
Shares redeemed                         (46,936)      (2,664,166)(3)      (573,617)      (208,293)
                                    -----------      -----------       -----------    -----------
Net increase (decrease)             $ 1,199,068      $(2,664,166)      $  (211,630)   $ 2,875,407
                                    ===========      ===========       ===========    ===========

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Effective November 17, 2000, Class X shares are no longer being offered for sale.
(3) Amounts reflect 240,221 shares, valued at $2,649,148, that were converted into Class B shares on November 17, 2000.

-------
Pilgrim
Funds
-------
          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                         Class A Shares
                                         -----------------------------------------------
                                          Five Months          Year            Year
                                             Ended            Ended            Ended
                                            May 31,        December 31,     December 31,
                                             2001              2000             1999
                                         -------------    -------------    -------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                                  2,281,701        9,073,117        1,872,541
Shares issued as reinvestment of divi-
 dends                                              --          340,940          666,579
Shares redeemed                             (1,877,278)      (4,350,033)        (613,071)
                                         -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                                   404,423        5,064,024        1,926,049
                                         =============    =============    =============
Pilgrim Growth Opportunitites ($)
Shares sold                              $  48,811,178    $ 302,644,101    $  58,142,156
Shares issued as reinvestment of divi-
 dends                                              --        9,343,843       17,817,292
Shares redeemed                            (37,623,802)    (138,551,847)     (19,006,293)
                                         -------------    -------------    -------------
Net increase (decrease)                  $  11,187,376    $ 173,436,097    $  56,953,155
                                         =============    =============    =============


                                                          Class B Shares                           Class C Shares
                                         -----------------------------------------------    ------------------------------
                                           Five Months        Year             Year         Five Months          Year
                                              Ended          Ended             Ended           Ended            Ended
                                             May 31,      December 31,      December 31,       May 31,        December 31,
                                              2001            2000             1999             2001             2000
                                         -------------    -------------    -------------    -------------    -------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                                    953,281        7,518,752        2,027,675          775,265        5,330,125
Shares issued as reinvestment of divi-
 dends                                              --          313,178          419,874               --          167,384
Shares redeemed                             (1,044,539)      (1,307,372)        (269,785)        (869,143)        (756,091)
                                         -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                                   (91,258)       6,524,558        2,177,764          (93,878)       4,741,418
                                         =============    =============    =============    =============    =============
Pilgrim Growth Opportunitites ($)
Shares sold                              $  19,318,917    $ 239,059,218    $  60,130,033    $  15,469,116    $ 169,365,141
Shares issued as reinvestment of divi-
 dends                                              --        8,129,351       10,812,398               --        4,361,451
Shares redeemed                            (19,637,536)     (38,068,877)      (8,084,430)     (16,496,360)     (21,462,799)
                                         -------------    -------------    -------------    -------------    -------------
Net increase (decrease)                  $    (318,619)   $ 209,119,692    $  62,858,001    $  (1,027,244)   $ 152,263,793
                                         =============    =============    =============    =============    =============



                                         Class C Shares                Class T Shares
                                         --------------  --------------------------------------------
                                             Year        Five Months        Year            Year
                                             Ended          Ended           Ended           Ended
                                          December 31,      May 31,      December 31,    December 31,
                                             1999            2001           2000            1999
                                         ------------    ------------    ------------    ------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                                   608,874           3,661          37,238          67,360
Shares issued as reinvestment of divi-
 dends                                         57,478              --         103,870         887,743
Shares redeemed                               (68,548)       (310,534)       (785,108)       (364,750)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                                  597,804        (306,873)       (644,000)        590,353
                                         ============    ============    ============    ============
Pilgrim Growth Opportunitites ($)
Shares sold                              $ 18,046,757    $     96,693    $  1,235,846    $  2,034,349
Shares issued as reinvestment of divi-
 dends                                      1,505,195              --       2,718,440      22,790,921
Shares redeemed                            (2,043,259)     (6,071,229)    (24,995,887)    (10,823,333)
                                         ------------    ------------    ------------    ------------
Net increase (decrease)                  $ 17,508,693    $ (5,974,536)   $(21,041,601)   $ 14,001,937
                                         ============    ============    ============    ============

                                                       Class I Shares                          Class Q Shares
                                        ---------------------------------------------    ----------------------------
                                         Five Months        Year            Year         Five Months       Period
                                            Ended           Ended           Ended           Ended           Ended
                                           May 31,       December 31,    December 31,       May 31,      December 31,
                                             2001            2000            1999            2001           2000(1)
                                         ------------    ------------    ------------    ------------    ------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                                        --             258           1,435          66,494         452,836
Shares issued as reinvestment of divi-
 dends                                             --         208,890       1,554,695              --          20,223
Shares redeemed                                  (442)           (154)       (786,186)        (44,793)        (69,879)
                                         ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                                     (442)        208,994         769,944          21,701         403,180
                                         ============    ============    ============    ============    ============
Pilgrim Growth Opportunitites ($)
Shares sold                              $         --    $     12,307    $     45,831    $  1,352,433    $ 14,307,198
Shares issued as reinvestment of divi-
 dends                                             --       5,853,263      41,788,702              --         554,300
Shares redeemed                                (8,973)         (5,261)    (25,000,672)       (915,191)     (2,143,870)
                                         ------------    ------------    ------------    ------------    ------------
Net increase (decrease)                  $     (8,973)   $  5,860,309    $ 16,833,861    $    437,242    $ 12,717,628
                                         ============    ============    ============    ============    ============

----------
(1)  Commenced offering of shares on June 1, 2000.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                     Class A Shares                                   Class B Shares
                                     ---------------------------------------------   ----------------------------------------------
                                     Eleven Months        Year       Three Months    Eleven Months         Year        Three Months
                                         Ended           Ended           Ended           Ended            Ended            Ended
                                        May 31,         June 30,       June 30,         May 31,          June 30,        June 30,
                                          2001            2000           1999            2001              2000            1999
                                     -------------    -------------   ------------   -------------    -------------    ------------
Pilgrim LargeCap Growth
 (Number of Shares)
Shares sold                              3,579,855        4,427,459        601,704       2,915,079        6,775,370       1,006,149
Shares issued in merger                  2,888,990               --             --         652,330               --              --
Shares issued as reinvestment of
 dividends                                  47,176           21,754             --          61,221           38,999              --
Shares redeemed                         (4,203,463)      (1,201,487)       (28,795)     (2,085,769)        (796,940)        (63,827)
                                     -------------    -------------   ------------   -------------    -------------    ------------
Net increase in shares outstanding       2,312,558        3,247,726        572,909       1,542,861        6,017,429         942,322
                                     =============    =============   ============   =============    =============    ============
Pilgrim LargeCap Growth ($)
Shares sold                          $ 121,958,781    $ 159,716,404   $ 16,107,475   $ 102,214,098    $ 236,388,229    $ 27,013,724
Shares issued in merger                 77,301,925               --             --      17,296,035               --              --
Shares issued as reinvestment of
 dividends                               1,672,391          708,311             --       2,155,612        1,276,968              --
Shares redeemed                       (122,216,465)     (45,373,374)      (769,089)    (64,408,711)     (30,088,529)     (1,716,619)
                                     -------------    -------------   ------------   -------------    -------------    ------------
Net increase                         $  78,716,632    $ 115,051,341   $ 15,338,386   $  57,257,034    $ 207,576,668    $ 25,297,105
                                     =============    =============   ============   =============    =============    ============


                                                     Class C Shares                                  Class Q Shares
                                     ---------------------------------------------   ----------------------------------------------
                                     Eleven Months        Year       Three Months    Eleven Months         Year        Three Months
                                         Ended           Ended           Ended           Ended            Ended            Ended
                                        May 31,         June 30,       June 30,         May 31,          June 30,        June 30,
                                          2001            2000           1999            2001              2000            1999
                                     -------------    -------------   ------------   -------------    -------------    ------------
Pilgrim LargeCap Growth
 (Number of Shares)
Shares sold                              1,965,952        3,308,222        322,341         381,911          424,166         27,961
Shares issued in merger                    594,903               --             --           2,399               --             --
Shares issued as reinvestment of
 dividends                                  28,660           13,490             --           6,871            2,730             --
Shares redeemed                         (1,284,529)        (388,728)       (10,496)       (454,258)         (71,210)        (9,901)
                                      ------------    -------------    -----------    ------------     ------------      ---------
Net increase (decrease) in shares
 outstanding                             1,304,986        2,932,984        311,845         (63,077)         355,686         18,060
                                      ============    =============    ===========    ============     ============      =========
Pilgrim LargeCap Growth ($)
Shares sold                           $ 69,760,356    $ 120,907,907    $ 8,625,780    $ 11,187,731     $ 15,522,480      $ 753,086
Shares issued in merger                 15,730,119               --             --          65,081               --             --
Shares issued as reinvestment of
 dividends                               1,004,118          443,449             --         247,005           93,151             --
Shares redeemed                        (39,024,155)     (15,356,494)      (279,527)    (13,078,822)      (2,818,083)      (263,465)
                                      ------------    -------------    -----------    ------------     ------------      ---------
Net increase (decrease)               $ 47,470,438    $ 105,994,862    $ 8,346,253    $ (1,579,005)    $ 12,797,548      $ 489,621
                                      ============    =============    ===========    ============     ============      =========


-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                    Class A Shares
                                    --------------------------------------------
                                      Five Months       Year           Year
                                         Ended         Ended           Ended
                                        May 31,      December 31,   December 31,
                                         2001           2000           1999
                                    ------------    ------------    -----------
Pilgrim MidCap Opportunities
 (Number of Shares)
Shares sold                              271,311       1,539,052        283,890
Shares issued in merger                1,712,771              --             --
Shares issued as reinvestment of
 dividends                                    --          91,879         24,465
Shares redeemed                       (1,666,345)       (579,993)       (59,847)
                                    ------------    ------------    -----------
Net increase (decrease) in shares
 outstanding                             317,737       1,050,938        248,508
                                    ============    ============    ===========
Pilgrim MidCap Opportunities ($)
Shares sold                         $  4,156,261    $ 35,460,776    $ 4,973,246
Shares issued in merger               26,643,510              --             --
Shares issued as reinvestment of
 dividends                                    --       1,828,926        383,131
Shares redeemed                      (23,089,620)    (12,947,201)    (1,090,275)
                                    ------------    ------------    -----------
Net increase (decrease)             $  7,710,151    $ 24,342,501    $ 4,266,102
                                    ============    ============    ===========


                                                    Class B Shares                            Class C Shares
                                    -------------------------------------------  -------------------------------------------
                                     Five Months       Year            Year      Five Months        Year            Year
                                        Ended          Ended          Ended         Ended           Ended           Ended
                                       May 31,      December 31,    December 31,    May 31,      December 31,    December 31,
                                        2001           2000            1999          2001            2000           1999
                                    -----------    ------------    -----------    -----------    ------------    -----------
Pilgrim MidCap Opportunities
 (Number of Shares)
Shares sold                             188,773       1,564,330        374,335         96,579       1,317,500        222,578
Shares issued in merger                 190,728              --             --         84,547              --             --
Shares issued as reinvestment of
 dividends                                   --         104,104         14,896             --          73,211          8,538
Shares redeemed                        (281,653)       (167,531)        (9,457)      (239,763)       (221,802)       (20,948)
                                    -----------    ------------    -----------    -----------    ------------    -----------
Net increase (decrease) in shares
 outstanding                             97,848       1,500,903        379,774        (58,637)      1,168,909        210,168
                                    ===========    ============    ===========    ===========    ============    ===========
Pilgrim MidCap Opportunities ($)
Shares sold                         $ 2,917,853    $ 35,935,995    $ 6,815,739    $ 1,510,855    $ 30,373,920    $ 4,045,982
Shares issued in merger               2,913,949              --             --      1,286,435              --             --
Shares issued as reinvestment of
 dividends                                   --       2,039,665        234,378             --       1,427,606        134,709
Shares redeemed                      (4,168,040)     (3,675,916)      (158,643)    (3,570,512)     (4,645,276)      (391,819)
                                    -----------    ------------    -----------    -----------    ------------    -----------
Net increase (decrease)             $ 1,663,762    $ 34,299,744    $ 6,891,474    $  (773,222)   $ 27,156,250    $ 3,788,872
                                    ===========    ============    ===========    ===========    ============    ===========


                                               Class I Shares                     Class Q Shares
                                  ----------------------------------------  ---------------------------
                                  Five Months     Year           Year       Five Months     Period
                                     Ended        Ended          Ended         Ended         Ended
                                    May 31,    December 31,   December 31,     May 31,     December 31,
                                      2001        2000           1999          2001          2000(1)
                                     -----     ----------     ----------    -----------    -----------
Pilgrim MidCap Opportunities
 (Number of Shares)
Shares sold                             --             --              2         80,120        204,027
Shares issued in merger                 --             --             --             --             --
Shares issued as reinvestment of
 dividends                              --        346,770        609,885             --         15,211
Shares redeemed                         --             --             --        (40,530)       (48,927)
                                     -----     ----------     ----------    -----------    -----------
Net increase in shares outstanding      --        346,770        609,887         39,590        170,311
                                     =====     ==========     ==========    ===========    ===========
Pilgrim MidCap Opportunities ($)
Shares sold                          $(663)    $       --     $       30    $ 1,217,717    $ 4,633,519
Shares issued in merger                 --             --             --             --             --
Shares issued as reinvestment of
 dividends                              --      6,945,794      9,446,529             --        302,995
Shares redeemed                         --             --             --       (631,571)    (1,033,465)
                                     -----     ----------     ----------    -----------    -----------
Net increase (decrease)              $(663)    $6,945,794     $9,446,559    $   586,146    $ 3,903,049
                                     =====     ==========     ==========    ===========    ===========

----------
(1)  Commenced offering of shares on March 1, 2000.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                   Class A Shares                                   Class B Shares
                                    ----------------------------------------------   --------------------------------------------
                                    Eleven Months       Year          Three Months   Eleven Months       Year        Three Months
                                        Ended           Ended            Ended           Ended           Ended          Ended
                                       May 31,         June 30,         June 30,        May 31,        June 30,        June 30,
                                        2001             2000             1999           2001            2000            1999
                                    -------------    -------------    -----------    ------------    ------------    -----------
Pilgrim MidCap Growth
 (Number of Shares)
Shares sold                             5,124,587        9,111,415        170,704       1,646,795       1,509,894        124,529
Shares issued as reinvestment of
 dividends                                730,615          974,160             --         562,821         643,222             --
Shares redeemed                        (4,973,887)      (7,669,485)      (440,581)       (976,225)       (591,401)      (113,758)
                                    -------------    -------------    -----------    ------------    ------------    -----------
Net increase (decrease) in shares
 outstanding                              881,315        2,416,090       (269,877)      1,233,391       1,561,715         10,771
                                    =============    =============    ===========    ============    ============    ===========
Pilgrim MidCap Growth ($)
Shares sold                         $ 115,738,212    $ 250,678,628    $ 3,480,826    $ 42,712,613    $ 49,598,444    $ 3,003,625
Shares issued as reinvestment of
 dividends                             15,357,672       19,950,802             --      13,845,392      15,501,828             --
Shares redeemed                      (110,007,054)    (210,070,998)    (9,018,100)    (22,240,353)    (18,149,395)    (2,758,710)
                                    -------------    -------------    -----------    ------------    ------------    -----------
Net increase (decrease)             $  21,088,830    $  60,558,432    $(5,537,274)   $ 34,317,652    $ 46,950,877    $   244,915
                                    =============    =============    ===========    ============    ============    ===========


                                                   Class C Shares                                   Class Q Shares
                                    ----------------------------------------------   --------------------------------------------
                                    Eleven Months       Year          Three Months   Eleven Months       Year        Three Months
                                        Ended           Ended            Ended           Ended           Ended          Ended
                                       May 31,         June 30,         June 30,        May 31,        June 30,        June 30,
                                        2001             2000             1999           2001            2000            1999
                                    -------------    -------------    -----------    ------------    ------------    -----------
Pilgrim MidCap Growth
 (Number of Shares)
Shares sold                            2,717,077        1,413,615         127,317         350,209         428,283        201,861
Shares issued as reinvestment of
 dividends                               612,243        2,159,370              --         135,012         102,573             --
Shares redeemed                       (1,799,928)      (1,287,410)       (465,369)       (197,877)       (695,575)       (52,773)
                                    ------------     ------------     -----------     -----------    ------------    -----------
Net increase (decrease) in shares
 outstanding                           1,529,392        2,285,575        (338,052)        287,344        (164,719)       149,088
                                    ============     ============     ===========     ===========    ============    ===========
Pilgrim MidCap Growth ($)
Shares sold                         $ 54,386,322     $ 37,423,320     $ 2,416,875     $ 9,687,890    $ 16,105,660    $ 5,261,515
Shares issued as reinvestment of
 dividends                            11,822,410       40,876,879              --       3,596,714       2,657,668             --
Shares redeemed                      (32,537,509)     (31,578,669)     (8,876,675)     (5,327,033)    (21,963,880)    (1,337,840)
                                    ------------     ------------     -----------     -----------    ------------    -----------
Net increase (decrease)             $ 33,671,223     $ 46,721,530     $(6,459,800)    $ 7,957,571    $ (3,200,552)   $ 3,923,675
                                    ============     ============     ===========     ===========    ============    ===========

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                     Class A Shares                                 Class B Shares
                                     ----------------------------------------------    --------------------------------------------
                                      Seven Months        Year            Year         Seven Months       Year             Year
                                        Ended            Ended           Ended            Ended          Ended            Ended
                                        May 31,        October 31,     October 31,        May 31,      October 31,      October 31,
                                          2001            2000            1999             2001           2000             1999
                                     -------------    -------------   -------------    ------------   -------------    ------------
Pilgrim Growth + Value
 (Number of Shares)
Shares sold                              6,753,538       11,866,737       8,330,313       5,608,121      11,175,519       3,968,213
Shares issued as reinvestment
  of dividends                             891,094          380,695              --       1,515,476         806,730              --
Shares redeemed                         (6,441,138)      (6,015,701)     (7,420,035)     (3,701,720)     (2,742,651)     (2,518,709)
                                     -------------    -------------   -------------    ------------   -------------    ------------
Net increase in shares outstanding       1,203,494        6,231,731         910,278       3,421,877       9,239,598       1,449,504
                                     =============    =============   =============    ============   =============    ============
Pilgrim Growth + Value ($)
Shares sold                          $ 111,564,124    $ 303,851,859   $ 119,944,285    $ 93,178,069   $ 278,695,932    $ 62,085,069
Shares issued as reinvestment
  of dividends                          17,584,472        8,366,591              --      28,929,059      17,285,755              --
Shares redeemed                       (103,349,835)    (151,084,341)   (104,892,760)    (53,957,953)    (67,678,591)    (36,547,165)
                                     -------------    -------------   -------------    ------------   -------------    ------------
Net increase                         $  25,798,761    $ 161,134,109   $  15,051,525    $ 68,149,175   $ 228,303,096    $ 25,537,904
                                     =============    =============   =============    ============   =============    ============


                                                                Class C Shares                        Class Q Shares
                                               ----------------------------------------------  --------------------------
                                                Seven Months         Year            Year      Seven Months     Period
                                                    Ended           Ended            Ended         Ended         Ended
                                                   May 31,       October 31,      October 31,     May 31,      October 31,
                                                    2001             2000            1999          2001          2000(1)
                                                ------------    -------------    ------------    ---------    -----------
Pilgrim Growth + Value
 (Number of Shares)
Shares sold                                        3,982,395        8,365,370       2,142,358        8,425         54,841
Shares issued as reinvestment of dividends           827,517          302,389              --        5,569             --
Shares redeemed                                   (2,713,026)      (1,424,913)     (1,416,685)     (35,320)          (770)
                                                ------------    -------------    ------------    ---------    -----------
Net increase (decrease) in shares outstanding      2,096,886        7,242,846         725,673      (21,326)        54,071
                                                ============    =============    ============    =========    ===========
Pilgrim Growth + Value ($)
Shares sold                                     $ 66,299,168    $ 211,475,739    $ 33,290,488    $ 167,062    $ 1,439,870
Shares issued as reinvestment of dividends        15,788,143        6,478,206              --      109,933             --
Shares redeemed                                  (41,360,170)     (34,857,895)    (20,271,515)    (585,774)       (17,643)
                                                ------------    -------------    ------------    ---------    -----------
Net increase (decrease)                         $ 40,727,141    $ 183,096,050    $ 13,018,973    $(308,779)   $ 1,422,227
                                                ============    =============    ============    =========    ===========

----------
(1)  Commenced offering of shares on June 5, 2000.

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                    Class A Shares                                  Class B Shares
                                     ---------------------------------------------    ---------------------------------------------
                                      Five Months         Year          Year          Five Months        Year             Year
                                         Ended           Ended          Ended            Ended           Ended           Ended
                                        May 31,       December 31,    December 31,      May 31,        December 31,    December 31,
                                         2001             2000           1999            2001             2000            1999
                                     ------------    -------------    ------------    ------------    -------------    ------------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                               805,278        4,441,888       1,243,016         127,540        1,707,949         989,671
Shares issued in merger                   634,284               --              --          93,498               --              --
Shares issued as reinvestment
   of dividends                                --          466,417         215,723              --          683,360         520,483
Shares redeemed                        (1,081,378)      (3,228,805)       (947,712)       (533,148)      (1,063,776)     (1,261,882)
                                     ------------    -------------    ------------    ------------    -------------    ------------
Net increase (decrease) in shares
 outstanding                              358,184        1,679,500         511,027        (312,110)       1,327,533         248,272
                                     ============    =============    ============    ============    =============    ============
Pilgrim SmallCap Opportunities ($)
Shares sold                          $ 31,370,059    $ 289,038,217    $ 55,402,036    $  4,753,320    $ 106,992,786    $ 41,747,885
Shares issued in merger                24,496,877               --              --       3,413,381               --              --
Shares issued as reinvestment
 of dividends                                  --       22,787,725       8,110,268              --       31,619,407      18,773,628
Shares redeemed                       (38,841,872)    (204,676,330)    (36,030,267)    (19,107,874)     (61,751,282)    (43,273,188)
                                     ------------    -------------    ------------    ------------    -------------    ------------
Net increase (decrease)              $ 17,025,064    $ 107,149,612    $ 27,482,037    $(10,941,173)   $  76,860,911    $ 17,248,325
                                     ============    =============    ============    ============    =============    ============


                                                    Class C Shares                                Class T Shares
                                     --------------------------------------------    -----------------------------------------
                                      Five Months        Year           Year         Five Months       Year           Year
                                         Ended           Ended          Ended           Ended         Ended          Ended
                                        May 31,      December 31,    December 31,      May 31,      December 31,   December 31,
                                         2001            2000            1999           2001           2000           1999
                                     ------------    ------------    ------------    -----------    -----------    -----------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                                65,064       1,356,512         540,114            235          9,929         10,438
Shares issued in merger                    44,557              --              --             --             --             --
Shares issued as reinvestment
  of dividends                                 --         237,876          83,500             --         81,043        102,739
Shares redeemed                          (292,981)       (531,379)       (403,119)       (78,959)      (156,635)      (168,928)
                                     ------------    ------------    ------------    -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                             (183,360)      1,063,009         220,495        (78,724)       (65,663)       (55,751)
                                     ============    ============    ============    ===========    ===========    ===========
Pilgrim SmallCap Opportunities ($)
Shares sold                          $  2,418,338    $ 87,619,842    $ 22,951,710    $     8,792    $   642,005    $   418,294
Shares issued in merger                 1,623,093              --              --             --             --             --
Shares issued as reinvestment of
 dividends                                     --      10,986,485       3,031,530             --      3,780,127      3,715,408
Shares redeemed                       (10,518,379)    (29,398,162)    (13,179,237)    (2,874,330)    (9,395,885)    (5,873,761)
                                     ------------    ------------    ------------    -----------    -----------    -----------
Net increase (decrease)              $ (6,476,948)   $ 69,208,165    $ 12,804,003    $(2,865,538)   $(4,973,753)   $(1,740,059)
                                     ============    ============    ============    ===========    ===========    ===========


                                                Class I Shares                   Class Q Shares
                                   --------------------------------------  ---------------------------
                                   Five Months    Year          Year       Five Months     Period
                                      Ended      Ended         Ended         Ended          Ended
                                     May 31,   December 31,  December 31,    May 31,      December 31,
                                       2001       2000          1999          2001          2000(1)
                                     -------   -----------   -----------   -----------    -----------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                               --            --             4        29,782         66,690
Shares issued in merger                   --            --            --            --             --
Shares issued as reinvestment
 of dividends                             --             1             1            --          8,491
Shares redeemed                           --            --            --       (10,751)       (21,253)
                                     -------   -----------   -----------   -----------    -----------
Net increase (decrease) in shares
 outstanding                              --             1             5        19,031         53,928
                                     =======   ===========   ===========   ===========    ===========
Pilgrim SmallCap Opportunities ($)
Shares sold                          $    --   $        --   $       130   $ 1,134,714    $ 3,920,299
Shares issued in merger                   --            --            --            --             --
Shares issued as reinvestment
 of dividends                             --            39            27            --        414,124
Shares redeemed                           --            --            --      (414,435)    (1,119,892)
                                     -------   -----------   -----------   -----------    -----------
Net increase (decrease)              $    --   $        39   $       157   $   720,279    $ 3,214,531
                                     =======   ===========   ===========   ===========    ===========

----------
(1)  Commenced offering of shares on April 4, 2000.

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                    Class A Shares                                 Class B Shares
                                    ----------------------------------------------    ---------------------------------------------
                                    Eleven Months        Year         Three Months     Eleven Months      Year        Three Months
                                        Ended           Ended             Ended            Ended          Ended          Ended
                                       May 31,         June 30,         June 30,          May 31,       June 30,        June 30,
                                         2001            2000             1999             2001           2000            1999
                                    -------------    -------------   -------------    -------------   -------------   -------------
Pilgrim SmallCap Growth
 (Number of Shares)
Shares sold                             9,181,910       15,288,354         384,655        1,379,310       1,419,656          62,154
Shares issued as reinvestment
  of dividends                            551,809        3,070,550              --          350,332       1,314,209              --
Shares redeemed                        (8,987,003)     (14,588,761)       (652,027)        (933,473)       (566,759)       (144,208)
                                    -------------    -------------   -------------    -------------   -------------   -------------
Net increase (decrease) in shares
  outstanding                             746,716        3,770,143        (267,372)         796,169       2,167,106         (82,054)
                                    =============    =============   =============    =============   =============   =============
Pilgrim SmallCap Growth ($)
Shares sold                         $ 142,706,037    $ 278,913,445   $   6,777,887    $  26,043,753   $  34,348,864   $   1,379,964
Shares issued as reinvestment
  of dividends                          8,310,245       44,737,909              --        6,589,750      23,529,097              --
Shares redeemed                      (139,058,315)    (268,674,614)    (11,423,224)     (16,489,403)    (13,214,538)     (3,209,533)
                                    -------------    -------------   -------------    -------------   -------------   -------------
Net increase (decrease)             $  11,957,967    $  54,976,740   $  (4,645,337)   $  16,144,100   $  44,663,423   $  (1,829,569)
                                    =============    =============   =============    =============   =============   =============


                                                   Class C Shares                                 Class Q Shares
                                    --------------------------------------------    --------------------------------------------
                                    Eleven Months       Year        Three Months    Eleven Months      Year         Three Months
                                        Ended           Ended           Ended           Ended          Ended           Ended
                                       May 31,        June 30,        June 30,         May 31,       June 30,         June 30,
                                        2001            2000            1999             2001          2000             1999
                                    ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim SmallCap Growth
 (Number of Shares)
Shares sold                            3,065,747       1,763,791          82,725         420,877         752,728         421,173
Shares issued as reinvestment
  of dividends                           471,165       4,523,712              --          82,164         226,472              --
Shares redeemed                       (2,659,459)     (1,707,156)       (680,850)       (442,449)       (884,884)       (392,013)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
  outstanding                            877,453       4,580,347        (598,125)         60,592          94,316          29,160
                                    ============    ============    ============    ============    ============    ============
Pilgrim SmallCap Growth ($)
Shares sold                         $ 43,097,468    $ 33,117,558    $  1,433,335    $  7,209,086    $ 17,630,422    $  8,340,785
Shares issued as reinvestment
  of dividends                         6,935,554      64,870,028              --       1,377,895       3,668,843              --
Shares redeemed                      (36,661,237)    (30,746,993)    (11,755,815)     (7,176,609)    (18,817,763)     (7,387,773)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $ 13,371,785    $ 67,240,593    $(10,322,480)   $  1,410,372    $  2,481,502    $    953,012
                                    ============    ============    ============    ============    ============    ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                  Class A Shares                                    Class B Shares
                                   ----------------------------------------------    ----------------------------------------------
                                   Eleven Months       Year              Year        Eleven Months       Year             Year
                                       Ended          Ended             Ended           Ended           Ended            Ended
                                      May 31,        June 30,          June 30,        May 31,         June 30,         June 30,
                                        2001           2000              1999            2001            2000             1999
                                   ------------    -------------    -------------    ------------    -------------    -------------
Pilgrim Financial Services
 (Number of Shares)
Shares sold                           1,762,038        1,975,881        6,842,658       1,253,480        1,559,910        5,775,191
Shares issued as reinvestment
  of dividends                          198,527        1,461,633          387,793         112,913        1,522,102          277,033
Shares redeemed                      (3,944,215)      (7,193,492)     (10,663,118)     (2,549,685)      (8,173,159)      (5,028,917)
                                   ------------    -------------    -------------    ------------    -------------    -------------
Net increase (decrease) in shares
  outstanding                        (1,983,650)      (3,755,978)      (3,432,667)     (1,183,292)      (5,091,147)       1,023,307
                                   ============    =============    =============    ============    =============    =============
Pilgrim Financial Services ($)
Shares sold                        $ 36,049,628    $  35,003,161    $ 167,184,964    $ 25,169,131    $  28,449,395    $ 139,440,683
Shares issued as reinvestment
  of dividends                        3,666,780       28,604,164        9,012,306       2,086,684       29,787,547        6,421,621
Shares redeemed                     (81,358,953)    (135,339,454)    (257,239,846)    (51,058,176)    (150,620,693)    (117,566,243)
                                   ------------    -------------    -------------    ------------    -------------    -------------
Net increase (decrease)            $(41,642,545)   $ (71,732,129)   $ (81,042,576)   $(23,802,361)   $  92,383,751    $  28,296,061
                                   ============    =============    =============    ============    =============    =============


                                                    Class A Shares                                   Class B Shares
                                    ---------------------------------------------    ----------------------------------------------
                                    Seven Months         Year           Period       Seven Months          Year           Period
                                        Ended           Ended            Ended          Ended              Ended           Ended
                                       May 31,       October 31,      October 31,      May 31,          October 31,     October 31,
                                        2001             2000           1999(1)          2001              2000           1999(1)
                                    ------------    -------------    ------------    -----------       ------------    ------------
Pilgrim Internet
 (Number of Shares)
Shares sold                            3,632,706        7,084,996       3,045,309        655,871(3)       3,275,974       1,217,308
Shares issued as reinvestment
  of dividends                         1,028,126           41,811              --        778,744             20,949              --
Shares redeemed                       (4,959,698)      (5,034,916)       (219,359)    (1,015,129)        (1,223,523)        (40,458)
                                    ------------    -------------    ------------    -----------       ------------    ------------
Net increase (decrease) in shares
  outstanding                           (298,866)       2,091,891       2,825,950        419,486          2,073,400       1,176,850
                                    ============    =============    ============    ===========       ============    ============
Pilgrim Internet ($)
Shares sold                         $ 22,328,878    $ 133,092,443    $ 31,032,102    $ 7,005,354(3)    $ 65,415,898    $ 12,538,049
Shares issued as reinvestment
  of dividends                         8,050,229          862,682              --      6,019,702            428,895              --
Shares redeemed                      (30,467,175)     (94,511,228)     (2,306,139)    (5,540,596)       (23,631,325)       (458,465)
                                    ------------    -------------    ------------    -----------       ------------    ------------
Net increase (decrease)             $    (88,068)   $  39,443,897    $ 28,725,963    $ 7,484,460       $ 42,213,468    $ 12,079,584
                                    ============    =============    ============    ===========       ============    ============


                                                  Class C Shares                                   Class X(2)
                                    -------------------------------------------   ------------------------------------------
                                    Seven Months       Year          Period       Seven Months         Year         Period
                                       Ended           Ended          Ended          Ended             Ended         Ended
                                      May 31,       October 31,     October 31,      May 31,        October 31,   October 31,
                                        2001           2000           1999(1)         2001             2000         1999(1)
                                    -----------    ------------    -----------    -----------       -----------    ---------
Pilgrim Internet
 (Number of Shares)
Shares sold                             145,858       1,678,073        454,931            132           258,123       84,230
Shares issued as reinvestment
  of dividends                          311,478          10,469             --             --             1,458           --
Shares redeemed                        (473,050)       (621,277)       (36,518)      (304,498)(3)       (39,130)        (570)
                                    -----------    ------------    -----------    -----------       -----------    ---------
Net increase (decrease) in shares
  outstanding                           (15,714)      1,067,265        418,413       (304,366)          220,451       83,660
                                    ===========    ============    ===========    ===========       ===========    =========
Pilgrim Internet ($)
Shares sold                         $   722,850    $ 32,803,757    $ 4,757,431    $     1,525       $ 5,054,969    $ 855,683
Shares issued as reinvestment
  of dividends                        2,413,930         215,340             --             --            29,961           --
Shares redeemed                      (2,994,658)    (11,245,970)      (408,839)    (5,180,052)(3)      (757,632)      (6,000)
                                    -----------    ------------    -----------    -----------       -----------    ---------
Net increase (decrease)             $   142,122    $ 21,773,127    $ 4,348,592    $(5,178,527)      $ 4,327,298    $ 849,683
                                    ===========    ============    ===========    ===========       ===========    =========

----------
(1)  Fund commenced operations on July 1, 1999.
(2) Effective November 17, 2000, Class X shares are no longer being offered for sale.
(3) Amounts reflect 303,025 of Class X shares, valued at $5,163,128, that were converted into Class B shares on November 17, 2000.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                   Class A Shares                                Class B Shares
                                    --------------------------------------------   --------------------------------------------
                                    Eleven Months       Year        Three Months   Eleven Months      Year         Three Months
                                        Ended          Ended           Ended           Ended          Ended           Ended
                                       May 31,        June 30,        June 30,        May 31,       June 30,         June 30,
                                        2001            2000            1999           2001           2000             1999
                                    ------------    ------------    -----------    ------------    ------------    -----------
Pilgrim Balanced
 (Number of Shares)
Shares sold                            1,463,798         462,023         69,501         453,764         236,780         62,785
Shares issued in merger                       --       3,669,160             --              --       2,263,054             --
Shares issued as reinvestment
  of dividends                           430,851         120,353          1,015         179,566          87,982            554
Shares redeemed                       (1,499,291)       (523,820)       (70,425)       (673,174)       (386,298)       (12,468)
                                    ------------    ------------    -----------    ------------    ------------    -----------
Net increase (decrease) in shares
  outstanding                            395,358       3,727,716             91         (39,844)      2,201,518         50,871
                                    ============    ============    ===========    ============    ============    ===========
Pilgrim Balanced ($)
Shares sold                         $ 20,216,598    $  7,288,215    $ 1,354,890    $  6,755,688    $  4,171,242    $ 1,288,434
Shares issued in merger                       --      57,648,201             --              --      38,096,820             --
Shares issued as reinvestment
  of dividends                         5,925,370       1,895,528         19,370       2,642,601       1,483,448         11,321
Shares redeemed                      (21,129,277)     (8,162,726)    (1,361,704)    (10,233,160)     (6,483,178)      (256,849)
                                    ------------    ------------    -----------    ------------    ------------    -----------
Net increase (decrease)             $  5,012,691    $ 58,669,218    $    12,556    $   (834,871)   $ 37,268,332    $ 1,042,906
                                    ============    ============    ===========    ============    ============    ===========


                                                   Class C Shares                                 Class Q Shares
                                    --------------------------------------------    --------------------------------------------
                                    Eleven Months        Year       Three Months    Eleven Months      Year         Three Months
                                        Ended           Ended           Ended           Ended          Ended           Ended
                                       May 31,         June 30,       June 30,         May 31,       June 30,         June 30,
                                         2001            2000           1999             2001          2000             1999
                                    ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                              397,383         168,630          17,557          27,145           4,284           1,351
Shares issued in merger                       --         813,022              --              --              --              --
Shares issued as reinvestment
  of dividends                           113,417         235,394             519           2,793           2,693              42
Shares redeemed                         (525,040)       (579,424)        (47,391)        (17,144)         (1,565)           (781)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
  outstanding                            (14,240)        637,622         (29,315)         12,794           5,412             612
                                    ============    ============    ============    ============    ============    ============
Pilgrim Balanced ($)
Shares sold                         $  5,227,356    $  2,578,680    $    324,318    $    389,776    $     66,184    $     25,940
Shares issued in merger                       --      12,280,463              --              --              --              --
Shares issued as reinvestment
  of dividends                         1,496,911       3,561,673           9,545          37,994          42,058             798
Shares redeemed                       (7,140,840)     (8,869,902)       (878,533)       (234,653)        (24,419)        (14,926)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $   (416,573)   $  9,550,914    $   (544,670)   $    193,117    $     83,823    $     11,812
                                    ============    ============    ============    ============    ============    ============


                                                            Class T Shares
                                                   -----------------------------
                                                   Eleven Months      Period
                                                       Ended          Ended
                                                      May 31,        June 30,
                                                       2001           2000(1)
                                                   ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                               4,667           1,889
Shares issued in merger                                      --         737,757
Shares issued as reinvestment of dividends               65,876              --
Shares redeemed                                        (208,190)        (59,256)
                                                   ------------    ------------
Net increase (decrease) in shares outstanding          (137,647)        680,390
                                                   ============    ============
Pilgrim Balanced ($)
Shares sold                                        $     70,086    $     11,152
Shares issued in merger                                      --      12,419,589
Shares issued as reinvestment of dividends              970,115              --
Shares redeemed                                      (3,166,380)       (946,072)
                                                   ------------    ------------
Net increase (decrease)                            $ (2,126,179)   $ 11,484,669
                                                   ============    ============

----------
(1)  Commenced offering of shares on March 31, 2000.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

                                                    Class A Shares                                  Class B Shares
                                     --------------------------------------------    --------------------------------------------
                                     Eleven Months       Year        Three Months    Eleven Months       Year        Three Months
                                         Ended           Ended          Ended            Ended           Ended          Ended
                                        May 31,        June 30,        June 30,         May 31,        June 30,        June 30,
                                         2001            2000            1999            2001            2000            1999
                                     ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Convertible
 (Number of Shares)
Shares sold                             2,382,181       2,765,285         240,854       2,141,257       2,212,800         377,405
Shares issued as reinvestment
  of dividends                            989,422         432,032           8,766         923,386         446,940           4,334
Shares redeemed                        (2,581,631)     (1,602,580)       (106,071)     (1,281,373)       (721,161)       (155,682)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares outstanding        789,972       1,594,737         143,549       1,783,270       1,938,579         226,057
                                     ============    ============    ============    ============    ============    ============
Pilgrim Convertible ($)
Shares sold                          $ 52,464,635    $ 74,411,486    $  5,446,752    $ 52,883,513    $ 62,613,451    $  9,316,686
Shares issued as reinvestment
  of dividends                         19,822,295      10,028,609         201,806      20,109,225      11,247,841         108,485
Shares redeemed                       (51,967,967)    (41,141,454)     (2,398,688)    (28,949,115)    (20,328,894)     (3,833,777)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase                         $ 20,318,963    $ 43,298,641    $  3,249,870    $ 44,043,623    $ 53,532,398    $  5,591,394
                                     ============    ============    ============    ============    ============    ============


                                                  Class C Shares                                  Class Q Shares
                                    --------------------------------------------    --------------------------------------------
                                    Eleven Months       Year        Three Months    Eleven Months      Year         Three Months
                                        Ended           Ended          Ended            Ended          Ended           Ended
                                       May 31,        June 30,        June 30,         May 31,       June 30,         June 30,
                                        2001            2000            1999             2001          2000             1999
                                    ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Convertible
 (Number of Shares)
Shares sold                            1,819,012       1,543,879         204,264         719,641       1,566,620         393,267
Shares issued as reinvestment
  of dividends                           663,511         594,205           3,236         452,416         144,983           3,568
Shares redeemed                       (1,553,690)       (827,109)       (276,138)     (1,558,160)       (398,796)        (29,839)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
  outstanding                            928,833       1,310,975         (68,638)       (386,103)      1,312,807         366,996
                                    ============    ============    ============    ============    ============    ============
Pilgrim Convertible ($)
Shares sold                         $ 40,238,507    $ 41,908,144    $  4,732,365    $ 15,922,807    $ 41,114,380    $  8,618,236
Shares issued as reinvestment
  of dividends                        13,561,955      14,012,886          75,700       8,820,172       3,277,417          79,431
Shares redeemed                      (31,759,310)    (22,139,549)     (6,363,756)    (30,676,072)    (10,241,903)       (655,742)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $ 22,041,152    $ 33,781,481    $ (1,555,691)   $ (5,933,093)   $ 34,149,894    $  8,041,925
                                    ============    ============    ============    ============    ============    ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 12 -- CUSTODIAL AGREEMENT

State Street Kansas City ("SSKC") (formerly Investors Fiduciary Trust Company) and State Street Boston ("SSB") serve as the Funds' custodian and recordkeeper. Custody fees paid to SSKC or SSB are reduced by an earnings credit based on the cash balances held by SSKC or SSB for each of the Funds.

NOTE 13 -- WHEN ISSUED SECURITIES

The Balanced Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. At May 31, 2001, the Balanced Fund had one when-issued FNMA certificate with a value of $1,026,875.

NOTE 14 -- FUTURES CONTRACTS

On May 31, 2001, the Research Enhanced Index Fund had $190,000 principal amount of U.S. Treasury obligations pledged as collateral to cover margin requirements for open futures contracts.

Open futures contracts at May 31, 2001, were as follows:

               Number
                 of                                       Unrealized
Contract     Contracts     Expiration     Commitment     Appreciation
--------     ---------     ----------     ----------     ------------
S&P 500          1           June-01          Buy           $200,312

NOTE 15 -- CHANGES IN THE FUND'S YEAR-END

Effective May 31, 2001, the Funds changed their year-end to May 31 from: June 30 for MagnaCap, LargeCap Growth, MidCap Growth, SmallCap Growth, Financial Services, Balanced and Convertible; October 31 for Researched Enhanced Index, Tax Efficient Equity, Growth + Value and Internet; December 31 for Growth and Income, Growth Opportunities, MidCap Opportunities and SmallCap Opportunities. This change was done to facilitate the administration of the funds.

NOTE 16 -- REORGANIZATIONS

On February 23, 2001 and March 23, 2001, certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and liabilities of other Funds, also listed below (each an: "Acquired Fund"), in a tax-free reorganization, pursuant to a plan of reorganization that was approved by each Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund to each Acquired Fund's shareholders as of the reorganization date are presented in
Note 11 -- Capital Shares. Net assets and unrealized appreciation/ (depreciation) as of the reorganization date were as follows:

                                                                         Acquired
                                                         Total net      Total net             Fund
                                                         assets of      assets of          Unrealized
                                                          Aquiring       Acquired         appreciation/
Acquiring Fund                   Acquired Fund           Fund (000)     Fund (000)     (depreciation)(000)
--------------                   -------------           ----------     ----------     -------------------
MagnaCap                  Pilgrim LargeCap Leaders Fund   $368,822       $ 33,476           $     66
                          Pilgrim MidCap Value Fund        374,813         36,156              1,955

Growth and Income         ING Growth & Income Fund         214,346         32,272             (1,558)

LargeCap Growth           ING Focus Fund                   516,080         57,162              3,788
                          ING Large Cap Growth Fund        516,080         53,231            (10,466)

MidCap Opportunites       ING Mid Cap Growth Fund          129,048         30,844              4,660

SmallCap Opportunities    ING Small Cap Growth Fund        466,139         29,533             (1,205)

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

NOTE 17 -- FOREIGN TAXES WITHHELD

For the periods ended May 31, 2001 the Funds had foreign taxes withheld which have been deducted from dividend income:

Magna Cap                     $45,444
Growth and Income                  --
Researched Enhanced Index       6,637
Tax Efficient Equity               61
Growth Opportnunities           7,336
LargeCap Growth                 1,085
MidCap Opportunities               --
MidCap Growth                      --
Growth + Value                  5,272
SmallCap Opportunities            815
SmallCap Growth                    --
Financial Services                 --
Internet                           --
Balanced                        7,367
Convertible                        --

NOTE 18 -- SUBSEQUENT EVENTS

Subsequent to May 31, 2001 the following funds declared dividends from net investment income of:

               Per Share
                Amount       Payable Date    Record Date
                ------       ------------    -----------
Balanced
Class A        $ 0.1270     July 5, 2001     June 29, 2001
Class B        $ 0.1000     July 5, 2001     June 29, 2001
Class C        $ 0.1000     July 5, 2001     June 29, 2001
Class Q        $ 0.1310     July 5, 2001     June 29, 2001
Class T        $ 0.1060     July 5, 2001     June 29, 2001
Convertible
Class A        $ 0.1160     July 5, 2001     June 29, 2001
Class B        $ 0.0780     July 5, 2001     June 29, 2001
Class C        $ 0.0780     July 5, 2001     June 29, 2001
Class Q        $ 0.1200     July 5, 2001     June 29, 2001

Pilgrim
MagnaCap
Fund

                  PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                            Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.58%
                     Aerospace/Defense: 2.60%
   134,000           United Technologies Corp.                    $11,163,540
                                                                  -----------
                                                                   11,163,540
                                                                  -----------
                     Banks: 2.43%
   211,950           J.P. Morgan Chase & Co.                       10,417,343
                                                                  -----------
                                                                   10,417,343
                                                                  -----------
                     Beverages: 1.28%
   122,400           Pepsico, Inc.                                  5,478,624
                                                                  -----------
                                                                    5,478,624
                                                                  -----------
                     Chemicals: 4.35%
   200,000           Air Products & Chemicals, Inc.                 9,354,000
   150,000           PPG Industries, Inc.                           8,340,000
    21,200           Sigma-Aldrich Corp.                            1,009,544
         1    @@     Syngenta AG ADR                                       10
                                                                  -----------
                                                                   18,703,554
                                                                  -----------
                     Commercial Services: 0.16%
    20,000           Equifax, Inc.                                    701,600
                                                                  -----------
                                                                      701,600
                                                                  -----------
                     Computers: 8.11%
   477,600           Compaq Computer Corp.                          7,636,824
   306,100           Dell Computer Corp.                            7,456,596
   207,500     @     EMC Corp.-Mass.                                6,557,000
   118,000           International Business Machines Corp.         13,192,400
       276     @     McData Corp.                                       6,999
                                                                  -----------
                                                                   34,849,819
                                                                  -----------
                     Distribution/Wholesale: 0.30%
    29,000           Grainger (W.W.), Inc.                          1,281,510
                                                                  -----------
                                                                    1,281,510
                                                                  -----------
                     Diversified Financial Services: 4.37%
    10,866           Citigroup, Inc.                                  556,883
   185,000           Franklin Resources, Inc.                       8,232,500
   150,900           Freddie Mac                                    9,989,580
                                                                  -----------
                                                                   18,778,963
                                                                  -----------
                     Electric: 6.57%
    26,500           Cinergy Corp.                                    936,775
   238,400           Duke Energy Corp.                             10,899,648
   150,000           Entergy Corp.                                  6,480,000
   420,900           The Southern Co.                               9,907,986
                                                                  -----------
                                                                   28,224,409
                                                                  -----------
                     Electronics: 1.50%
    25,500   @,@@    Flextronics Intl. Ltd.                           643,110
   268,800     @     Solectron Corp.                                5,798,016
                                                                  -----------
                                                                    6,441,126
                                                                  -----------
                     Energy: 0.24%
    46,000           Grant Pride, Inc.                              1,035,920
                                                                  -----------
                                                                    1,035,920
                                                                  -----------
                     Environmental Control: 0.23%
    52,700     @     Republic Services, Inc.                          968,626
                                                                  -----------
                                                                      968,626
                                                                  -----------
                     Food: 0.13%
    10,800     @     Safeway, Inc.                                    547,020
                                                                  -----------
                                                                      547,020
                                                                  -----------
                     Healthcare-Products: 0.13%
     9,000     @     St. Jude Medical, Inc.                           553,680
                                                                  -----------
                                                                      553,680
                                                                  -----------
                     Household Products/Wares: 2.70%
   118,500           Avery Dennison Corp.                           6,929,880
   121,000           Fortune Brands, Inc.                           4,156,350
    38,000           The Dial Corp.                                   526,300
                                                                  -----------
                                                                   11,612,530
                                                                  -----------
                     Insurance: 8.46%
   142,067           American Intl. Group                          11,507,427
   250,000           Jefferson-Pilot Corp.                         11,847,500
   123,800           Marsh & McLennan Cos., Inc.                   12,986,620
                                                                  -----------
                                                                   36,341,547
                                                                  -----------
                     Leisure Time: 1.91%
   291,200    @@     Carnival Corp.                                 8,220,576
                                                                  -----------
                                                                    8,220,576
                                                                  -----------
                     Lodging: 0.21%
    24,100           Starwood Hotels & Resorts Worldwide, Inc.        911,703
                                                                  -----------
                                                                      911,703
                                                                  -----------
                     Machinery-Diversified: 2.52%
   230,000           Rockwell Intl. Corp.                          10,810,000
                                                                  -----------
                                                                   10,810,000
                                                                  -----------
                     Media: 0.12%
    12,100     @     Comcast Corp.                                    495,616
                                                                  -----------
                                                                      495,616
                                                                  -----------
                     Mining: 4.14%
   100,000    @@     Alcan, Inc.                                    4,480,000
   308,800           Alcoa, Inc.                                   13,324,720
                                                                  -----------
                                                                   17,804,720
                                                                  -----------
                     Miscellaneous Manufacturing: 7.83%
   110,000           Danaher Corp.                                  6,927,800
   215,700           General Electric Co.                          10,569,300
    54,000           Minnesota Mining & Manufacturing Co.           6,403,320
   169,722    @@     Tyco Intl. Ltd.                                9,750,529
                                                                  -----------
                                                                   33,650,949
                                                                  -----------
                     Oil & Gas: 5.35%
    12,200           Amerada Hess Corp.                             1,044,808
   200,000           Conoco, Inc.                                   6,240,000
     6,600           Exxon Mobil Corp.                                585,750
   304,700           Halliburton Co.                               14,241,678
    23,000    @@     Santa Fe Intl. Corp.                             848,240
                                                                  -----------
                                                                   22,960,476
                                                                  -----------
                     Pharmaceuticals: 0.44%
    49,300           Omnicare, Inc.                                 1,033,328
    19,500           Pfizer, Inc.                                     836,355
                                                                  -----------
                                                                    1,869,683
                                                                  -----------
                     Pipelines: 0.16%
    11,400           El Paso Corp.                                    694,260
                                                                  -----------
                                                                      694,260
                                                                  -----------
                     Retail: 9.52%
   198,500     @     Best Buy Co., Inc.                            10,550,275
    23,600     @     BJ's Wholesale Club, Inc.                      1,150,500
     9,500           Home Depot, Inc.                                 468,255
   259,400           McDonald's Corp.                               7,854,632
   237,100           Sears, Roebuck & Co.                           9,455,547
    19,000     @     Tricon Global Restaurants, Inc.                  868,300
    15,100           Walgreen Co.                                     606,869
   192,300           Wal-Mart Stores, Inc.                          9,951,525
                                                                  -----------
                                                                   40,905,903
                                                                  -----------
                     Savings & Loans: 0.19%
    71,000           Sovereign Bancorp, Inc.                          804,430
                                                                  -----------
                                                                      804,430
                                                                  -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
MagnaCap
Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

   Shares                                                            Value
--------------------------------------------------------------------------------
                     Semiconductors: 1.64%
   240,000     @     Advanced Micro Devices                       $ 6,780,000
     7,600           Texas Instruments, Inc.                          259,312
                                                                  -----------
                                                                    7,039,312
                                                                  -----------
                     Software: 6.57%
   480,300           Computer Associates Intl., Inc.               13,621,308
   211,100     @     Microsoft Corp.                               14,603,898
                                                                  -----------
                                                                   28,225,206
                                                                  -----------
                     Telecommunications: 8.40%
    26,500     @     Broadwing, Inc.                                  654,285
   118,500     @     Cisco Systems, Inc.                            2,282,310
   177,900    @@     Nokia OYJ ADR                                  5,201,796
   242,100           SBC Communications, Inc.                      10,422,405
   202,500     @     Tellabs, Inc.                                  6,887,025
   595,600     @     WorldCom, Inc.                                10,625,504
                                                                  -----------
                                                                   36,073,325
                                                                  -----------
                     Tobacco: 3.02%
   252,700           Philip Morris Cos., Inc.                      12,991,307
                                                                  -----------
                                                                   12,991,307
                                                                  -----------
                     Total Common Stock (Cost $ 380,438,157)      410,557,277
                                                                  -----------

Principal
 Amount                                                                  Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 4.64%
                Repurchase Agreement: 4.64%
$19,926,000          State Street Bank
                       Repurchase Agreement 4.000%, due 06/01/01,
                       (Collateralized by $15,285,000 U.S.
                       Treasury Bonds, 8.875%, Due 08/15/17
                       Market Value $20,328,454)                 $ 19,926,000
                                                                 ------------
                     Total Short-Term Investments
                       (Cost $19,926,000)                          19,926,000
                                                                 ------------
                     Total Investments in Securities
                       (Cost $ 400,364,157)*           100.22%   $430,483,277
                     Other Assets and Liabilities-Net   -0.22%       (963,600)
                                                       ------    ------------
                     Net Assets                        100.00%   $429,519,677
                                                       ======    ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:
          Gross Unrealized Appreciation                          $ 53,628,291
          Gross Unrealized Depreciation                           (23,509,171)
                                                                 ------------
          Net Unrealized Appreciation                            $ 30,119,120
                                                                 ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth and
Income Fund
                  PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                            Value
--------------------------------------------------------------------------------
COMMON STOCK: 96.95%
                     Aerospace/Defense: 4.18%
    67,200           Boeing Co.                                    $4,226,208
   120,400           Lockheed Martin Corp.                          4,610,116
     4,985           United Technologies Corp.                        415,300
                                                                   ----------
                                                                    9,251,624
                                                                   ----------
                     Banks: 1.38%
    64,645           Wells Fargo & Co.                              3,043,487
                                                                   ----------
                                                                    3,043,487
                                                                   ----------
                     Beverages: 1.74%
    87,310           Anheuser-Busch Co., Inc.                       3,841,640
                                                                   ----------
                                                                    3,841,640
                                                                   ----------
                     Biotechnology: 2.11%
    70,400     @     Amgen, Inc.                                    4,673,152
                                                                   ----------
                                                                    4,673,152
                                                                   ----------
                     Coal: 0.26%
    16,700     @     Peabody Energy Corp.                             566,965
                                                                   ----------
                                                                      566,965
                                                                   ----------
                     Computers: 3.26%
   177,825           Compaq Computer Corp.                          2,843,422
    39,180           International Business Machines Corp.          4,380,324
                                                                   ----------
                                                                    7,223,746
                                                                   ----------
                     Cosmetics/Personal Care: 1.57%
    54,100           Procter & Gamble Co.                           3,475,384
                                                                   ----------
                                                                    3,475,384
                                                                   ----------
                     Diversified Financial Services: 6.61%
    85,231           Citigroup, Inc.                                4,368,089
    41,130           Fannie Mae                                     3,390,757
   127,200     @     Instinet Group, Inc.                           2,425,704
    81,700           The Bear Stearns Co., Inc.                     4,440,395
                                                                   ----------
                                                                   14,624,945
                                                                   ----------
                     Electronics: 1.70%
    65,600     @     Sanmina Corp.                                  1,775,136
    92,600     @     Solectron Corp.                                1,997,382
                                                                   ----------
                                                                    3,772,518
                                                                   ----------
                     Engineering & Construction: 2.04%
    77,500           Fluor Corp. (New)                              4,519,800
                                                                   ----------
                                                                    4,519,800
                                                                   ----------
                     Food: 1.80%
   159,800     @     Kroger Co.                                    $3,985,412
                                                                   ----------
                                                                    3,985,412
                                                                   ----------
                     Forest Products & Paper: 3.21%
   102,200           Georgia-Pacific Group                          3,622,990
    65,500           Temple-Inland, Inc.                            3,478,705
                                                                   ----------
                                                                    7,101,695
                                                                   ----------
                     Healthcare-Products: 8.00%
    33,300           Laboratory Corp. of America Holdings           4,670,658
    63,410           Baxter Intl., Inc.                             3,131,186
    89,100           Becton Dickinson & Co.                         3,058,803
    36,495           Johnson & Johnson                              3,538,190
    76,800           Medtronic, Inc.                                3,300,864
                                                                   ----------
                                                                   17,699,701
                                                                   ----------
                     Insurance: 8.55%
    38,055           American Intl. Group                           3,082,455
    57,100           Jefferson-Pilot Corp.                          2,705,969
    63,700           Lincoln National Corp.                         3,136,588
    46,150           Marsh & McLennan Cos., Inc.                    4,841,135
   101,800           St Paul Co.                                    5,151,080
                                                                   ----------
                                                                   18,917,227
                                                                   ----------
                     Machinery-Construction &
                     Mining: 2.08%
    84,900           Caterpillar, Inc.                              4,598,184
                                                                   ----------
                                                                    4,598,184
                                                                   ----------
                     Media: 3.66%
   113,530     @     Comcast Corp.                                  4,650,189
    59,810     @     Viacom, Inc.                                   3,447,448
                                                                   ----------
                                                                    8,097,637
                                                                   ----------
                     Mining: 3.22%
   101,400           Alcoa, Inc.                                    4,375,410
    86,600     @     Stillwater Mining Co.                          2,753,880
                                                                   ----------
                                                                    7,129,290
                                                                   ----------
                     Miscellaneous Manufacturing: 3.59%
    90,035           General Electric Co.                           4,411,715
    61,355    @@     Tyco Intl. Ltd.                                3,524,845
                                                                   ----------
                                                                    7,936,560
                                                                   ----------
                     Oil & Gas: 7.20%
    99,400           Baker Hughes, Inc.                            $3,916,360
   105,200           Diamond Offshore Drilling                      4,166,972
   164,500     @     Grant Prideco, Inc.                            3,704,540
   128,400           USX-Marathon Group, Inc.                       4,153,740
                                                                   ----------
                                                                   15,941,612
                                                                   ----------
                     Pharmaceuticals: 3.78%
    66,800           Abbott Laboratories                            3,472,264
    32,900           Bristol-Myers Squibb Co.                       1,784,496
     6,293     @     King Pharmaceuticals, Inc.                       318,300
    66,495           Schering-Plough Corp.                          2,789,465
                                                                   ----------
                                                                    8,364,525
                                                                   ----------
                     Pipelines: 2.16%
    50,100     @     Aquila, Inc.                                   1,487,970
    62,270           Enron Corp.                                    3,294,706
                                                                   ----------
                                                                    4,782,676
                                                                   ----------
                     Retail: 8.58%
    91,900     @     AnnTaylor Stores Corp.                         3,135,628
    69,150           CVS Corp.                                      3,796,335
    99,350           Home Depot, Inc.                               4,896,962
    80,600           Sears, Roebuck and Co.                         3,214,328
   127,000           The Gap, Inc.                                  3,937,000
                                                                   ----------
                                                                   18,980,253
                                                                   ----------
                     Savings & Loans: 4.26%
    74,400           Golden West Financial Corp.                    4,743,000
   413,600           Sovereign Bancorp, Inc.                        4,686,088
                                                                   ----------
                                                                    9,429,088
                                                                   ----------
                     Semiconductors: 3.00%
    68,000           Intel Corp.                                    1,836,680
   156,100     @     LSI Logic Corp.                                2,858,191
    57,000           Texas Instruments, Inc.                        1,944,840
                                                                   ----------
                                                                    6,639,711
                                                                   ----------
                     Software: 4.19%
   112,800           Computer Associates Intl., Inc.                3,199,008
   312,200     @     J.D. Edwards & Co.                             3,371,760
    39,105     @     Microsoft Corp.                                2,705,284
                                                                   ----------
                                                                    9,276,052
                                                                   ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth and
Income Fund

            PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

   Shares                                                            Value
--------------------------------------------------------------------------------
                     Telecommunications: 4.71%
    87,900           AT&T Corp.                                   $ 1,860,843
   137,230           Corning, Inc.                                  2,596,392
   247,570           Motorola, Inc.                                 3,639,279
    44,700           Scientific-Atlanta, Inc.                       2,347,196
                                                                  -----------
                                                                   10,443,710
                                                                  -----------
                     Tobacco: 0.11%
     4,715           Philip Morris Cos., Inc.                         242,398
                                                                  -----------
                                                                      242,398
                                                                  -----------
                     Total Common Stock
                       (Cost $187,863,915)                        214,558,992
                                                                  -----------

 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 4.56%
                Government Obligations: 4.56%
$10,100,000          Federal National Mortgage Association
                     4.090%, due 06/01/01                        $ 10,100,000
                                                                 ------------
                     Total Short-Term Investments
                       (Cost $10,100,000)                          10,100,000
                                                                 ------------
                     Total Investments in Securities
                       (Cost $ 197,963,915)*           101.51%   $224,658,992
                     Other Assets and Liabilities-Net   -1.51%     (3,334,317)
                                                      -------    ------------
                     Net Assets                        100.00%   $221,324,675
                                                      =======    ============

@    Non-income producing security
@@   Foreign issuer
* Cost for federal income tax purposes is $201,877,571. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                          $ 30,346,371
          Gross Unrealized Depreciation                            (7,564,950)
                                                                 ------------
          Net Unrealized Appreciation                            $ 22,781,421
                                                                 ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced Fund

                  PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

  Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 100.46%
                     Advertising: 0.08%
     1,600           Omnicom Group                                  $ 148,928
                                                                    ---------
                                                                      148,928
                                                                    ---------
                     Aerospace/Defense: 1.19%
    15,900           Boeing Co.                                       999,951
     7,300           Goodrich Corp.                                   304,994
     5,200           Lockheed Martin Corp.                            199,108
     7,900           United Technologies Corp.                        658,149
                                                                    ---------
                                                                    2,162,202
                                                                    ---------
                     Airlines: 0.47%
     1,000     @     Continental Airlines, Inc.                        49,170
     7,100           Delta Air Lines, Inc.                            338,102
    23,500           Southwest Airlines                               470,000
                                                                    ---------
                                                                      857,272
                                                                    ---------
                     Apparel: 0.31%
     6,800     @     Jones Apparel Group, Inc.                        300,560
     6,400           Nike, Inc.                                       263,040
                                                                    ---------
                                                                      563,600
                                                                    ---------
                     Auto Manufacturers: 0.78%
    25,400           Ford Motor Co.                                   618,489
    12,000           General Motors Corp.                             682,800
     2,400           Paccar, Inc.                                     115,248
                                                                    ---------
                                                                    1,416,537
                                                                    ---------
                     Auto Parts & Equipment: 0.25%
    23,300           Delphi Automotive Systems                        342,510
     3,100     @     Lear Corp.                                       108,128
                                                                    ---------
                                                                      450,638
                                                                    ---------
                     Banks: 4.94%
    13,900           Amsouth Bancorporation                           255,621
    21,200           Bank of America Corp.                          1,256,100
    12,800           Bank of New York Co., Inc.                       699,008
    36,100           Bank One Corp.                                 1,429,560
     3,400           Banknorth Group, Inc.                             69,054
       100           Comerica, Inc.                                     5,690
     1,200           Compass Bancshares, Inc.                          29,256
    27,000           First Union Corp.                                870,750
     2,300           FleetBoston Financial Corp.                       95,657
     4,500           Hibernia Corp.                                    73,260
     2,700           Huntington Bancshares                             40,446
    18,600           Keycorp                                          442,308
     6,700           Mellon Financial Corp.                           306,994
     6,000           National Commerce Financial Corp.                145,800
     2,800           Northern Trust Corp.                             185,220
    12,600           PNC Financial Services Group, Inc.               872,550
     9,000           SouthTrust Corp.                                 224,730
     1,500           Suntrust Banks, Inc.                              92,130
    64,600           US Bancorp                                     1,440,580
     8,000           Wells Fargo & Co.                                376,640
       700           Wilmington Trust Corp.                            44,702
                                                                    ---------
                                                                    8,956,056
                                                                    ---------
                     Beverages: 1.72%
     8,500           Anheuser-Busch Cos., Inc.                        374,000
    40,800           Coca-Cola Co.                                  1,933,920
    18,100           Pepsico, Inc.                                    810,156
                                                                    ---------
                                                                    3,118,076
                                                                    ---------
                     Biotechnology: 0.79%
    18,300     @     Amgen, Inc.                                    1,214,754
     3,300     @     Human Genome Sciences, Inc.                      218,955
                                                                    ---------
                                                                    1,433,709
                                                                    ---------

                     Chemicals: 1.63%
     6,500           Air Products & Chemicals, Inc.                   304,005
    16,400           Dow Chemical Co.                                 587,284
    12,200           Du Pont (E.I.) de Nemours & Co.                  566,080
    10,500           PPG Industries, Inc.                             583,800
     9,800           Praxair, Inc.                                    492,842
    12,900           Rohm & Haas Co.                                  428,280
                                                                    ---------
                                                                    2,962,291
                                                                    ---------
                     Commercial Services: 0.37%
    35,400     @     Cendant Corp.                                    678,972
                                                                    ---------
                                                                      678,972
                                                                    ---------
                     Computers: 5.30%
    35,700           Compaq Computer Corp.                            570,843
    39,800     @     Dell Computer Corp.                              969,528
     7,000           Electronic Data Systems Corp.                    428,750
    36,700     @     EMC Corp.-Mass.                                1,159,720
    26,600           Hewlett-Packard Co.                              779,912
    31,200           International Business Machines Corp.          3,488,160
       900     @     Lexmark Intl., Inc.                               55,791
    13,100     @     NCR Corp.                                        614,259
     4,400     @     Quantum Corp.                                     52,756
    18,700     @     Seagate Technology                                 1,496
    63,300     @     Sun Microsystems, Inc.                         1,042,551
     6,800     @     Veritas Software Corp.                           450,500
                                                                    ---------
                                                                    9,614,266
                                                                    ---------
                     Cosmetics/Personal Care: 1.87%
     4,700           Colgate-Palmolive Co.                            266,208
     6,500           Estee Lauder Cos., Inc.                          263,900
    21,900           Gillette Co.                                     633,567
    12,000           Kimberly-Clark Corp.                             725,400
    23,400           Procter & Gamble Co.                           1,503,216
                                                                    ---------
                                                                    3,392,291
                                                                    ---------
                     Distribution/Wholesale: 0.12%
     5,000           Grainger (W.W.), Inc.                            220,950
                                                                    ---------
                                                                      220,950
                                                                    ---------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced Fund

            PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

  Shares                                                              Value
--------------------------------------------------------------------------------
                     Diversified Financial Services: 7.87%
     2,200           AG Edwards, Inc.                              $   93,544
    19,900           American Express Co.                             838,188
     4,400     @     AmeriCredit Corp.                                229,680
       800           The Bear Stearns Cos., Inc.                       43,480
    14,700           Capital One Financial Corp.                      957,117
    12,100           CIT Group, Inc.                                  480,370
    94,600           Citigroup, Inc.                                4,848,250
     8,100           Countrywide Credit Industries, Inc.              313,713
    20,100           Fannie Mae                                     1,657,044
     1,100           Franklin Resources, Inc.                          48,950
    15,000           Freddie Mac                                      993,000
     6,300           Goldman Sachs Group, Inc.                        599,130
    10,900           Household Intl., Inc.                            715,694
       400           Legg Mason, Inc.                                  18,300
     9,200           MBNA Corp.                                       331,752
     3,800           Merrill Lynch & Co.                              246,886
    12,000           Morgan Stanley Dean Witter & Co.                 780,120
    13,600           Providian Financial Corp.                        771,936
     9,200           Stilwell Financial, Inc.                         302,128
                                                                   ----------
                                                                   14,269,282
                                                                   ----------
                     Electric: 3.05%
     1,200     @     AES Corp.                                         54,480
     5,800           Ameren Corp.                                     258,680
       600           American Electric Power                           30,120
     7,800           Cinergy Corp.                                    275,730
     8,000           CMS Energy Corp.                                 237,360
     5,000           Consolidated Edison, Inc.                        195,750
     1,100           Dominion Resources, Inc.                          72,930
     8,400           DTE Energy Co.                                   375,648
    13,800           Edison Intl.                                     149,454
    19,400           Entergy Corp.                                    838,080
     5,200           FPL Group, Inc.                                  302,900
     6,100           GPU, Inc.                                        204,655
     8,500           NiSource, Inc.                                   266,050
    19,000           PG&E Corp.                                       216,600
     4,600           Pinnacle West Capital Corp.                      229,770
     2,000           Potomac Electric Power                            44,320
    13,200           Progress Energy, Inc.                            561,660
     3,500           Reliant Energy, Inc.                             161,280
    11,200           TXU Corp.                                        552,608
     6,400           Wisconsin Energy Corp.                           149,120
    11,400           XCEL Energy, Inc.                                345,420
                                                                   ----------
                                                                    5,522,615
                                                                   ----------
                     Electrical Components & Equipment: 0.33%
     8,900           Emerson Electric Co.                          $  602,619
                                                                   ----------
                                                                      602,619
                                                                   ----------
                     Electronics: 0.49%
     6,900     @     Agilent Technologies, Inc.                       231,426
     4,600           Applied Biosystems Group -- Applera Corp.        141,496
     4,500           Johnson Controls, Inc.                           316,800
     4,200           Parker Hannifin Corp.                            202,902
                                                                   ----------
                                                                      892,624
                                                                   ----------
                     Environmental Control: 0.18%
    11,700           Waste Management, Inc.                           327,366
                                                                   ----------
                                                                      327,366
                                                                   ----------
                     Food: 1.93%
     2,600           Campbell Soup Co.                                 76,804
     8,600           General Mills, Inc.                              364,296
    10,700           Heinz Co.                                        463,417
       800           Hershey Foods Corp.                               48,512
    10,200           Kellogg Co.                                      272,544
    21,600     @     Kroger Co.                                       538,704
     5,300           Quaker Oats Co.                                  508,058
    13,800     @     Safeway, Inc.                                    698,970
     9,500    @@     Unilever NV ADR                                  528,105
                                                                   ----------
                                                                    3,499,410
                                                                   ----------
                     Forest Products & Paper: 0.33%
     5,400           Georgia-Pacific Group                            191,430
     4,100           International Paper Co.                          156,825
     2,200           Temple-Inland, Inc.                              116,842
     2,300           Weyerhaeuser Co.                                 131,583
                                                                   ----------
                                                                      596,680
                                                                   ----------
                     Hand/Machine Tools: 0.09%
     4,200           Black & Decker Corp.                             166,530
                                                                   ----------
                                                                      166,530
                                                                   ----------
                     Healthcare-Products: 2.72%
     4,600           Bard, Inc.                                    $  259,670
    11,000           Baxter Intl., Inc.                               543,180
    12,500           Becton Dickinson & Co.                           429,125
     9,100     @     Boston Scientific Corp.                          157,612
     9,000     @     Guidant Corp.                                    337,950
    23,700           Johnson & Johnson                              2,297,715
    14,100           Medtronic, Inc.                                  606,018
     5,000     @     St. Jude Medical, Inc.                           307,600
                                                                   ----------
                                                                    4,938,870
                                                                   ----------
                     Healthcare-Services: 0.68%
     6,300     @     Aetna, Inc.                                      147,105
     9,200           HCA -- The ealthcare Co.                         371,128
    15,800     @     Tenet Healthcare Corp.                           718,742
                                                                   ----------
                                                                    1,236,975
                                                                   ----------
                     Insurance: 4.25%
     2,700           Aflac, Inc.                                       87,561
    21,900           Allstate Corp.                                   985,938
     7,200           AMBAC Financial Group, Inc.                      403,560
    16,300           American General Corp.                           737,249
    33,600           American Intl. Group                           2,721,600
     6,700           Cigna Corp.                                      632,949
     4,500           Hartford Financial Services                      304,650
     6,100           Lincoln National Corp.                           300,364
     3,800           Marsh & McLennan Cos.                            398,620
     7,900           MBIA, Inc.                                       416,725
     2,200           Metlife, Inc.                                     70,070
     1,600           Protective Life Corp.                             52,688
     5,200           St Paul Cos.                                     263,120
     6,700           Torchmark Corp.                                  254,064
     2,400           UNUMProvident Corp.                               77,784
                                                                   ----------
                                                                    7,706,942
                                                                   ----------
                     Internet: 0.59%
    31,100           Charles Schwab Corp.                             584,680
    16,200     @     E*trade Group, Inc.                              121,500
       800     @     eBay, Inc.                                        48,416
     2,200     @     IndyMac Bancorp, Inc.                             51,150
       300     @     Openwave Systems, Inc.                            11,499
       500     @     Symantec Corp.                                    35,320
    18,300     @     TD Waterhouse Group, Inc.                        217,221
                                                                   ----------
                                                                    1,069,786
                                                                   ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

   Shares                                                             Value
--------------------------------------------------------------------------------
                     Leisure Time: 0.17%
     6,400           Harley-Davidson, Inc.                         $  300,608
                                                                   ----------
                                                                      300,608
                                                                   ----------
                     Lodging: 0.64%
       400     @     Harrah's Entertainment, Inc.                     14,628
    20,200           Hilton Hotels Corp.                              250,278
    10,000           Marriott Intl., Inc.                             473,600
    11,100           Starwood Hotels & Resorts Worldwide, Inc.        419,913
                                                                   ----------
                                                                    1,158,419
                                                                   ----------
                     Machinery-Construction & Mining: 0.02%
       700           Caterpillar, Inc.                                 37,912
                                                                   ----------
                                                                       37,912
                                                                   ----------
                     Machinery-Diversified: 0.39%
     4,100           Dover Corp.                                      173,799
     6,700           Ingersoll-Rand Co.                               330,645
     4,300           Rockwell Intl. Corp.                             202,100
                                                                   ----------
                                                                      706,544
                                                                   ----------
                     Media: 4.89%
     3,300     @     Adelphia Communications                          126,324
    75,200     @     AOL Time Warner, Inc.                          3,927,696
    16,500     @     AT&T -- Liberty Media Corp.                      278,025
     1,800     @     Charter Communications, Inc.                      40,248
     3,100     @     Clear Channel Communications                     189,007
     8,400     @     Comcast Corp.                                    344,064
     4,400     @     Fox Entertainment Group, Inc.                    114,840
    10,500           Gannett Co., Inc.                                695,940
    11,900     @     Gemstar-TV Guide Intl., Inc.                     432,803
     1,300           Knight Ridder, Inc.                               71,422
     4,300           New York Times Co.                               180,987
       800           Tribune Co.                                       34,344
    33,100     @     Viacom, Inc.                                   1,907,884
    16,600           Walt Disney Co.                                  524,892
                                                                   ----------
                                                                    8,868,476
                                                                   ----------
                     Mining: 0.59%
    24,800           Alcoa, Inc.                                    1,070,120
                                                                   ----------
                                                                    1,070,120
                                                                   ----------
                     Miscellaneous Manufacturing: 6.90%
     4,000           Cooper Industries, Inc.                       $  152,120
     5,500           Danaher Corp.                                    346,390
    12,100           Eastman Kodak Co.                                572,693
     3,700           Eaton Corp.                                      289,340
   158,700           General Electric Co.                           7,776,300
    17,700           Honeywell Intl., Inc.                            856,680
     2,100           Illinois Tool Works                              143,766
     6,100           ITT Industries, Inc.                             284,626
    36,300    @@     Tyco Intl. Ltd.                                2,085,435
                                                                   ----------
                                                                   12,507,350
                                                                   ----------
                     Office/Business Equipment: 0.02%
     4,200           Xerox Corp.                                       41,622
                                                                   ----------
                                                                       41,622
                                                                   ----------
                     Oil & Gas: 7.36%
     1,100           Amerada Hess
                     Corp.                                         $   94,204
     8,100           Anadarko
                     Petroleum Corp.                                  507,141
     1,700           Apache Corp.                                     101,235
    12,800           Baker Hughes, Inc.                               504,320
    12,800           Chevron Corp.                                  1,229,440
       400           Conoco, Inc. Class
                     A                                                 12,368
     8,900           Conoco, Inc. Class
                     B                                                277,680
     6,100     @     Cooper Cameron
                     Corp.                                            422,608
     2,300           Devon Energy
                     Corp.                                            133,883
     2,100           Diamond Offshore
                     Drilling                                          83,181
     1,700           Ensco Intl., Inc.                                 54,757
    63,300           Exxon Mobil Corp.                              5,617,875
    10,300     @     Global Marine, Inc.                              264,195
       400           Halliburton Co.                                   18,696
     6,500     @     Rowan Cos., Inc.                                 194,545
    37,800    @@     Royal Dutch
                     Petroleum Co.
                     ADR                                            2,305,044
     1,600           Schlumberger Ltd.                                100,848
    19,800           Texaco, Inc.                                   1,413,720
       300           Transocean Sedco
                     Forex, Inc.                                       16,035
                                                                   ----------
                                                                   13,351,775
                                                                   ----------
                     Packaging & Containers: 0.08%
     9,600     @     Smurfit-Stone
                     Container Corp.                                  143,712
                                                                   ----------
                                                                      143,712
                                                                   ----------
                     Pharmaceuticals: 8.77%
    18,200           Abbott
                     Laboratories                                  $  946,036
     7,000     @     Alza Corp.                                       330,050
    22,500           American Home
                     Products Corp.                                 1,424,250
    26,100           Bristol-Myers
                     Squibb Co.                                     1,415,664
    15,800           Eli Lilly & Co.                                1,338,260
     5,000     @     Forest
                     Laboratories, Inc.                               370,300
     1,000     @     Medimmune, Inc.                                   39,870
    39,400           Merck & Co., Inc.                              2,875,806
     1,600           Omnicare, Inc.                                    33,536
   108,100           Pfizer, Inc.                                   4,636,409
    26,100           Pharmacia Corp.                                1,267,416
    29,200           Schering-Plough
                     Corp.                                          1,224,940
                                                                   ----------
                                                                   15,902,537
                                                                   ----------
                     Pipelines: 0.65%
     6,900           Dynegy, Inc.                                     340,170
     6,300           El Paso Corp.                                    383,670
     8,600           Enron Corp.                                      455,026
       200           Williams Cos., Inc.                                7,880
                                                                   ----------
                                                                    1,186,746
                                                                   ----------
                     Retail: 6.23%
     4,600     @     Abercrombie &
                     Fitch Co.                                        189,658
     2,600     @     Best Buy Co., Inc.                               138,190
     7,400     @     Costco Wholesale
                     Corp.                                            287,934
     4,300           CVS Corp.                                        236,070
    13,600     @     Federated
                     Department
                     Stores                                           609,280
     8,800           The Gap, Inc.                                    272,800
    43,200           Home Depot, Inc.                               2,129,328
     4,200     @     Kohls Corp.                                      258,510
     8,300           Limited, Inc.                                    135,290
     4,800           Lowe's Cos.                                      333,744
    13,100           May Department
                     Stores Co.                                       428,370
    28,300           McDonald's Corp.                                 856,924
    22,200           Target Corp.                                     839,160
       200           Tiffany & Co.                                      6,916
    18,500           TJX Cos., Inc.                                   619,010
     9,600           Walgreen Co.                                     385,824
    68,900           Wal-Mart Stores,
                     Inc.                                           3,565,575
                                                                   ----------
                                                                   11,292,583
                                                                   ----------
                     Savings & Loans: 0.74%
     5,400           Charter One
                     Financial, Inc.                                  163,350
     3,000           Dime Bancorp, Inc.                               105,900
     4,200           Golden State
                     Bancorp, Inc.                                    122,598
     3,700           Greenpoint
                     Financial Corp.                                  140,563
    22,650           Washington
                     Mutual, Inc.                                     806,793
                                                                   ----------
                                                                    1,339,204
                                                                   ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research
Enhanced Fund

            PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
                     Semiconductors: 3.87%
    10,200     @     Altera Corp.                                  $    244,800
     3,700     @     Analog Devices, Inc.                               164,835
    15,400     @     Applied Materials, Inc.                            768,922
     3,500     @     Broadcom Corp.                                     116,410
     2,000     @     Cypress Semiconductor Corp.                         42,300
   112,200           Intel Corp.                                      3,030,522
     4,300     @     Lattice Semiconductor Corp.                         93,568
     8,800           Linear Technology Corp.                            422,400
     6,300     @     LSI Logic Corp.                                    115,353
     6,500     @     Maxim Integrated Products                          331,630
     9,300     @     Micron Technology, Inc.                            348,750
     1,200     @     PMC -- Sierra, Inc.                                 37,560
    27,100           Texas Instruments, Inc.                            924,652
     9,100     @     Xilinx, Inc.                                       375,375
                                                                   ------------
                                                                      7,017,077
                                                                   ------------
                     Software: 5.15%
     4,500           Adobe Systems, Inc.                                178,965
       400           Autodesk, Inc.                                      12,212
    12,200           Automatic Data Processing                          655,628
       500     @     BEA Systems, Inc.                                   17,940
       900     @     BMC Software, Inc.                                  21,510
     7,000     @     Citrix Systems, Inc.                               167,300
     4,600           Computer Associates Intl., Inc.                    130,456
     3,300     @     Intuit, Inc.                                       105,798
    87,300     @     Microsoft Corp.                                  6,039,414
    93,100     @     Oracle Corp.                                     1,424,430
     9,900     @     Parametric Technology Corp.                        117,810
     1,900     @     Peoplesoft, Inc.                                    76,665
     4,200     @     Peregrine Systems, Inc.                            116,298
     6,200     @     Siebel Systems, Inc.                               281,232
                                                                   ------------
                                                                      9,345,658
                                                                   ------------
                     Telecommunications: 9.29%
     2,200           Alltel Corp.                                  $    127,578
    45,900           AT&T Corp.                                         971,703
     7,175     @     Avaya, Inc.                                        116,235
    22,500           BellSouth Corp.                                    927,675
     3,600     @     Broadwing, Inc.                                     88,884
     4,100     @     Cabletron Systems                                   79,581
     5,200     @     Ciena Corp.                                        281,580
   127,300     @     Cisco Systems, Inc.                              2,451,798
    15,600           Corning, Inc.                                      295,152
    24,500   @,@@    Global Crossing Ltd.                               311,150
    20,300     @     JDS Uniphase Corp.                                 339,213
     1,600     @     Juniper Networks, Inc.                              68,048
     9,600     @     Level 3 Communications, Inc.                       107,520
    51,800           Lucent Technologies, Inc.                          408,184
    39,900           Motorola, Inc.                                     586,530
    19,500     @     Nextel Communications, Inc.                        310,440
    47,500    @@     Nortel Networks Corp.                              633,175
    13,400     @     Qualcomm, Inc.                                     813,916
    35,900           Qwest Communications Intl.                       1,318,966
    50,300           SBC Communications, Inc.                         2,165,415
    29,200     @     Sprint Corp. (PCS Group)                           642,400
     9,200     @     Tellabs, Inc.                                      312,892
    48,500           Verizon Communications, Inc.                     2,660,225
    45,900     @     WorldCom, Inc.                                     818,856
                                                                   ------------
                                                                     16,837,116
                                                                   ------------
                     Tobacco: 1.58%
    55,700           Philip Morris Cos., Inc.                         2,863,537
                                                                   ------------
                                                                      2,863,537
                                                                   ------------
                     Toys/Games/Hobbies: 0.26%
     8,300           Hasbro, Inc.                                       124,500
    18,900           Mattel, Inc.                                       336,420
                                                                   ------------
                                                                        460,920
                                                                   ------------
                     Transportation: 0.52%
    17,000           Burlington Northern Santa Fe Corp.            $    528,190
     3,200           C.H. Robinson Worldwide, Inc.                       95,520
     2,700     @     FedEx Corp.                                        108,000
     2,800           Norfolk Southern Corp.                              62,076
     2,400           Union Pacific Corp.                                138,000
                                                                   ------------
                                                                        931,786
                                                                   ------------
                     Trucking & Leasing: 0.01%
       500           Gatx Corp.                                          20,140
                                                                   ------------
                                                                         20,140
                                                                   ------------
                     Total Common Stock (Cost $ 190,126,539)        182,189,329
                                                                   ------------

 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 0.11%

                     U.S. Government Obligations: 0.11%
$  190,000           U.S. Treasury Note, 5.875%, due 11/30/01      $    192,051
                                                                   ------------
                     Total Short-Term Investments
                     (Cost $190,912)                                    192,051
                                                                   ------------
                     Total Investments in Securities
                     (Cost $ 190,317,451)*               100.57%   $182,381,380
                     Other Assets and Liabilities-Net     -0.57%     (1,026,830)
                                                        -------    ------------
                     Net Assets                          100.00%   $181,354,550
                                                        =======    ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is $193,117,302. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                 $ 14,995,112
                     Gross Unrealized Depreciation                  (25,731,034)
                                                                   ------------
                         Net Unrealized Depreciation               $(10,735,922)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Tax
Efficient
Equity Fund

                  PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 94.57%

                   Aerospace/Defense: 1.48%
   3,600           General Dynamics Corp.                          $    279,072
   5,200           Goodrich Corp.                                       217,256
   3,794           United Technologies Corp.                            316,078
                                                                   ------------
                                                                        812,406
                                                                   ------------
                   Airlines: 0.52%
   7,300     @     AMR Corp.                                            284,627
                                                                   ------------
                                                                        284,627
                                                                   ------------
                   Auto Manufacturers: 1.57%
   6,672           General Motors Corp.                                 379,637
  19,722           Ford Motor Co.                                       480,231
                                                                   ------------
                                                                        859,868
                                                                   ------------
                   Banks: 7.58%
  20,300           Bank of America Corp.                              1,202,775
   9,500           First Union Corp.                                    306,375
  16,900           FleetBoston Financial Corp.                          702,871
  13,500           J.P. Morgan Chase & Co.                              663,525
  29,000           Keycorp                                              689,620
  26,245           US Bancorp                                           585,264
                                                                   ------------
                                                                      4,150,430
                                                                   ------------
                   Beverages: 0.42%
   4,900           Coca-Cola Co.                                        232,260
                                                                   ------------
                                                                        232,260
                                                                   ------------
                   Building Materials: 1.10%
   9,000     @     American Standard Co.                                599,670
                                                                   ------------
                                                                        599,670
                                                                   ------------
                   Chemicals: 0.25%
   6,400           Arch Chemicals, Inc.                                 138,880
                                                                   ------------
                                                                        138,880
                                                                   ------------
                   Computers: 5.59%
  16,600           Compaq Computer Corp.                                265,434
  10,300     @     EMC Corp.-Mass.                                      325,480
  12,200           Hewlett-Packard Co.                                  357,704
  11,200           International Business Machines Corp.              1,252,160
  24,000     @     Sun Microsystems, Inc.                               395,280
   7,000     @     Veritas Software Corp.                               463,750
                                                                   ------------
                                                                      3,059,808
                                                                   ------------
                   Cosmetics/Personal Care: 3.05%
   6,200           Colgate-Palmolive Co.                           $    351,168
  13,600           Kimberly-Clark Corp.                                 822,120
   7,700           Procter & Gamble Co.                                 494,648
                                                                   ------------
                                                                      1,667,936
                                                                   ------------
                   Diversified Financial Services: 7.22%
  23,033           Citigroup, Inc.                                    1,180,441
   9,100           Countrywide Credit Industries, Inc.                  352,443
  13,900           Fannie Mae                                         1,145,916
  12,900           Household Intl., Inc.                                847,014
   6,600           Merrill Lynch & Co.                                  428,802
                                                                   ------------
                                                                      3,954,616
                                                                   ------------
                   Electronics: 5.46%
   8,326     @     Agilent Technologies, Inc.                           279,254
  21,400     @     Arrow Electronics, Inc.                              538,852
  23,600           Avnet, Inc.                                          581,504
  22,100   @,@@    Flextronics Intl. Ltd.                               557,362
  13,300           Parker Hannifin Corp.                                642,523
  18,200     @     Solectron Corp.                                      392,574
                                                                   ------------
                                                                      2,992,069
                                                                   ------------
                   Forest Products & Paper: 1.81%
   9,800           Bowater, Inc.                                        472,360
  13,552           International Paper Co.                              518,364
                                                                   ------------
                                                                        990,724
                                                                   ------------
                   Hand/Machine Tools: 1.77%
  13,400           Black & Decker Corp.                                 531,310
  12,400           Kennametal, Inc.                                     435,612
                                                                   ------------
                                                                        966,922
                                                                   ------------
                   Healthcare-Products: 3.20%
  17,600           Baxter Intl, Inc.                                    869,088
   9,100           Johnson & Johnson                                    882,245
                                                                   ------------
                                                                      1,751,333
                                                                   ------------
                   Insurance: 0.99%
   6,700           American Intl. Group                                 542,700
                                                                   ------------
                                                                        542,700
                                                                   ------------
                   Internet: 0.04%
   3,900     @     Ariba, Inc.                                           22,269
                                                                   ------------
                                                                         22,269
                                                                   ------------
                   Leisure Time: 0.31%
   8,000    @@     Royal Caribbean Cruises Ltd.                    $    171,840
                                                                   ------------
                                                                        171,840
                                                                   ------------
                   Machinery-Diversified: 1.08%
  12,000           Ingersoll-Rand Co.                                   592,200
                                                                   ------------
                                                                        592,200
                                                                   ------------
                   Media: 2.20%
   9,150     @     AOL Time Warner, Inc.                                477,905
   6,500     @     Charter Communications, Inc.                         145,340
  10,090     @     Viacom, Inc.                                         581,588
                                                                   ------------
                                                                      1,204,833
                                                                   ------------
                   Mining: 1.45%
  18,400           Alcoa, Inc.                                          793,960
                                                                   ------------
                                                                        793,960
                                                                   ------------
                   Miscellaneous Manufacturing: 5.55%
   6,000           Eaton Corp.                                          469,200
  39,600           General Electric Co.                               1,940,400
  11,000    @@     Tyco Intl. Ltd.                                      631,950
                                                                   ------------
                                                                      3,041,550
                                                                   ------------
                   Oil & Gas: 11.03%
   5,800           Chevron Corp.                                        557,090
  42,810           Conoco, Inc.                                       1,335,672
  13,125           Exxon Mobil Corp.                                  1,164,843
   9,000           Halliburton Co.                                      420,660
   6,400    @@     Santa Fe Intl. Corp.                                 236,032
   5,900           Schlumberger Ltd.                                    371,877
  13,900           Texaco, Inc.                                         992,460
  24,900           Unocal Corp.                                         962,385
                                                                   ------------
                                                                      6,041,019
                                                                   ------------
                   Packaging & Containers: 1.43%
  30,100     @     Owens-Illinois, Inc.                                 212,506
  35,600     @     Packaging Corp. of America                           569,600
                                                                   ------------
                                                                        782,106
                                                                   ------------
                   Pharmaceuticals: 6.89%
  12,000           Abbott Laboratories                                  623,760
   6,900           Eli Lilly & Co.                                      584,430
  14,000           Merck & Co, Inc.                                   1,021,860
  29,400           Pfizer, Inc.                                       1,260,966
   6,700           Schering-Plough Corp.                                281,065
                                                                   ------------
                                                                      3,772,081
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Tax
Efficient
Equity Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
                   Retail: 4.49%
   8,800     @     Costco Wholesale Corp.                          $    342,408
  13,200           Home Depot, Inc.                                     650,628
   7,200           Lowe's Co.                                           500,616
   8,900           RadioShack Corp.                                     242,347
  14,000           Wal-Mart Stores, Inc.                                724,500
                                                                   ------------
                                                                      2,460,499
                                                                   ------------
                   Semiconductors: 5.04%
   6,700     @     Analog Devices, Inc.                                 298,485
  10,500     @     Applied Materials, Inc.                              524,265
   9,078     @     Axcelis Technologies, Inc.                           134,899
  26,500           Intel Corp.                                          715,765
  14,500     @     Teradyne, Inc.                                       577,825
  15,000           Texas Instruments, Inc.                              511,800
                                                                   ------------
                                                                      2,763,039
                                                                   ------------
                   Software: 5.26%
   2,700     @     BEA Systems, Inc.                                     96,876
  14,500           First Data Corp.                                     951,345
  19,400     @     Microsoft Corp.                                    1,342,092
  18,100     @     Oracle Corp.                                         276,930
   4,700     @     Siebel Systems, Inc.                                 213,192
                                                                   ------------
                                                                      2,880,435
                                                                   ------------
                   Telecommunications: 6.09%
   6,850           AT&T Corp.                                      $    145,014
   8,056     @     AT&T Wireless Group                                  144,195
  40,700     @     Cisco Systems, Inc.                                  783,882
   7,300           Corning, Inc.                                        138,116
   5,500     @     JDS Uniphase Corp.                                    91,905
  12,530           Lucent Technologies, Inc.                             98,736
  13,100           SBC Communications, Inc.                             563,955
  17,994           Verizon Communications, Inc.                         986,971
  21,500     @     WorldCom, Inc.                                       383,560
                                                                   ------------
                                                                      3,336,334
                                                                   ------------
                   Tobacco: 0.69%
   7,400           Philip Morris Cos., Inc.                             380,434
                                                                   ------------
                                                                        380,434
                                                                   ------------
                   Transportation: 1.01%
  17,300           CNF, Inc.                                            551,178
                                                                   ------------
                                                                        551,178
                                                                   ------------
                   Total Common Stock
                   (Cost $47,375,159)                                51,798,026
                                                                   ------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 5.04%

                   Repurchase Agreement: 5.04%
$2,763,000         State Street Bank & Trust
                   Repurchase Agreement, 4.120%, due
                    06/01/01 (Collateralized by $2,760,000
                    FHLMC Bonds, 5.000%, Due 02/14/03,
                    Market Value $2,818,794)                       $  2,763,000
                                                                   ------------
                   Total Short-Term Investments
                   (Cost $2,763,000)                                  2,763,000
                                                                   ------------
                   Total Investments in Securities
                   (Cost $ 50,138,159)*                   99.61%   $ 54,561,026
                   Other Assets and Liabilities-Net        0.39%        211,791
                                                        -------    ------------
                   Net Assets                            100.00%   $ 54,772,817
                                                        =======    ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                   $  9,610,190
                   Gross Unrealized Depreciation                     (5,187,323)
                                                                   ------------
                         Net Unrealized Appreciation               $  4,422,867
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth
Opportunities
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.59%

                      Apparel: 3.03%
    170,100     @     Coach, Inc.                                  $  5,962,005
     77,500     @     Columbia Sportswear Co.                         5,432,750
    106,600     @     Jones Apparel Group, Inc.                       4,711,720
                                                                   ------------
                                                                     16,106,475
                                                                   ------------
                      Banks: 1.60%
     78,900           Bank of New York Co., Inc.                      4,308,729
     91,600           Mellon Financial Corp.                          4,197,112
                                                                   ------------
                                                                      8,505,841
                                                                   ------------
                      Biotechnology: 6.41%
     74,200     @     Enzon, Inc.                                     5,194,000
    113,500     @     Human Genome Sciences, Inc.                     7,530,725
     70,700     @     IDEC Pharmaceuticals Corp.                      4,355,120
     93,000     @     Invitrogen Corp.                                6,659,730
    186,500     @     Millennium Pharmaceuticals                      7,118,705
     51,300     @     Myriad Genetics, Inc.                           3,183,165
                                                                   ------------
                                                                     34,041,445
                                                                   ------------
                      Commercial Services: 1.75%
    320,700     @     Cendant Corp.                                   6,151,026
     61,500     @     Concord EFS, Inc.                               3,118,050
                                                                   ------------
                                                                      9,269,076
                                                                   ------------
                      Computers: 7.39%
    199,000     @     Brocade Communications System                   7,761,000
    192,800     @     Electronics for Imaging, Inc.                   4,629,128
     82,000           International Business Machines Corp.           9,167,600
    142,100     @     McData Corp.                                    4,376,680
     90,000     @     Sungard Data Systems, Inc.                      5,353,200
    119,900     @     Veritas Software Corp.                          7,943,375
                                                                   ------------
                                                                     39,230,983
                                                                   ------------
                      Diversified Finanancial Services: 1.05%
    291,600     @     Instinet Group, Inc.                            5,560,812
                                                                   ------------
                                                                      5,560,812
                                                                   ------------
                      Electrical Components & Equipment: 1.24%
    199,900     @     Capstone Turbine Corp.                       $  6,570,713
                                                                   ------------
                                                                      6,570,713
                                                                   ------------
                      Electronics: 1.57%
    178,300     @     FEI Co.                                         6,311,820
     60,200     @     Varian, Inc.                                    2,043,790
                                                                   ------------
                                                                      8,355,610
                                                                   ------------
                      Food: 1.07%
     99,200     @     Whole Foods Market, Inc.                        5,681,184
                                                                   ------------
                                                                      5,681,184
                                                                   ------------
                      Healthcare-Products: 6.58%
    355,400     @     Boston Scientific Corp.                         6,155,528
    199,300     @     Cytyc Corp.                                     4,344,740
     94,600   @,@@    ESC Medical Systems Ltd.                        2,577,850
    161,200     @     Henry Schein, Inc.                              6,085,300
    126,100     @     Minimed, Inc.                                   5,897,697
     80,500     @     Resmed, Inc.                                    4,395,300
     75,600     @     Varian Medical Systems, Inc.                    5,481,000
                                                                   ------------
                                                                     34,937,415
                                                                   ------------
                      Healthcare-Services: 2.91%
     40,500     @     Laboratory Corp. of America Holdings            5,680,530
     45,800     @     Quest Diagnostics, Inc.                         5,661,338
    105,500     @     Rightchoice Managed Care, Inc.                  4,114,500
                                                                   ------------
                                                                     15,456,368
                                                                   ------------
                      Internet: 2.80%
    138,300     @     eBay, Inc.                                      8,369,916
    111,500     @     TMP Worldwide, Inc.                             6,497,105
                                                                   ------------
                                                                     14,867,021
                                                                   ------------
                      Machinery-Diversified: 2.20%
    120,000     @     Brooks Automation, Inc.                         5,905,200
    167,600     @     Global Power Equipment Group, Inc.              5,782,200
                                                                   ------------
                                                                     11,687,400
                                                                   ------------
                      Oil & Gas: 9.59%
    236,300           Baker Hughes, Inc.                           $  9,310,220
    221,500     @     National-Oilwell, Inc.                          7,641,750
    311,900     @     Pride Intl., Inc.                               8,305,897
    134,000     @     Spinnaker Exploration Co.                       5,451,120
    141,100           Transocean Sedco Forex, Inc.                    7,541,795
    161,000     @     Veritas DGC, Inc.                               5,636,610
    125,900     @     Weatherford Intl., Inc.                         7,096,983
                                                                   ------------
                                                                     50,984,375
                                                                   ------------
                      Pharmaceuticals: 3.84%
    221,300     @     Celgene Corp.                                   6,278,281
     42,300     @     CV Therapeutics, Inc.                           1,989,369
    124,500     @     Gilead Sciences, Inc.                           6,442,875
    113,800     @     Imclone Systems, Inc.                           5,650,170
                                                                   ------------
                                                                     20,360,695
                                                                   ------------
                      Pipelines: 1.87%
    178,500     @     Aquila, Inc.                                    5,301,450
    117,800           Williams Cos., Inc.                             4,641,320
                                                                   ------------
                                                                      9,942,770
                                                                   ------------
                      Retail: 8.24%
    222,600     @     Abercrombie & Fitch Co.                         9,177,798
    274,250     @     American Eagle Outfitters                      10,078,688
    153,800     @     AnnTaylor Stores Corp.                          5,247,656
    291,000           The Gap, Inc.                                   9,021,000
    102,600           Lowe's Co.                                      7,133,778
     90,800           Tiffany & Co.                                   3,139,864
                                                                   ------------
                                                                     43,798,784
                                                                   ------------
                      Savings & Loans: 3.20%
    401,700           Charter One Financial, Inc.                    12,151,425
    135,450           Washington Mutual, Inc.                         4,824,729
                                                                   ------------
                                                                     16,976,154
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth
Opportunities
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
                      Semiconductors: 13.19%
     88,700     @     International Rectifier Corp.                $  5,327,322
    275,900     @     Intersil Corp.                                  8,991,581
    334,500     @     Lam Research Corp.                              9,238,890
    194,400     @     LTX Corp.                                       4,716,144
    108,000     @     Maxim Integrated Products                       5,510,160
    166,800     @     Microsemi Corp.                                 9,591,000
    104,900     @     Novellus Systems, Inc.                          5,024,710
     99,600     @     Nvidia Corp.                                    8,526,756
     74,200     @     PMC -- Sierra, Inc.                             2,322,460
    147,900     @     Rudolph Technologies, Inc.                      6,516,474
    180,400     @     Simplex Solutions, Inc.                         4,293,520
                                                                   ------------
                                                                     70,059,017
                                                                   ------------
                      Software: 8.75%
    131,400     @     BEA Systems, Inc.                               4,714,632
    162,800     @     HNC Software                                    4,569,796
    212,600     @     Manugistics Group, Inc.                         7,634,466
    109,300     @     Mercury Interactive Corp.                       6,474,932
     39,900     @     Microsoft Corp.                                 2,760,282
    338,100     @     Peregrine Systems, Inc.                         9,361,989
    192,600     @     Serena Software, Inc.                           5,038,416
    131,200     @     Siebel Systems, Inc.                            5,951,232
                                                                   ------------
                                                                     46,505,745
                                                                   ------------
                      Telecommunications: 11.31%
    194,400     @     Advanced Fibre Communications, Inc.          $  3,600,288
    203,800     @     Ciena Corp.                                    11,035,770
    114,200     @     Digital Lightwave, Inc.                         5,319,436
     97,200     @     Echostar Communications Corp.                   2,973,348
    190,200     @     Emulex Corp.                                    6,598,038
    158,900     @     Finisar Corp.                                   2,391,445
    132,700     @     JDS Uniphase Corp.                              2,217,417
    163,700     @     RF Micro Devices, Inc.                          4,269,296
    113,600           Scientific-Atlanta, Inc.                        5,965,136
    219,000     @     Sonus Networks, Inc.                            5,641,440
    193,800     @     Tellium, Inc.                                   5,131,824
    210,800     @     UTStarcom, Inc.                                 4,960,124
                                                                   ------------
                                                                     60,103,562
                                                                   ------------
                      Total Common Stock
                      (Cost $ 522,060,045)                          529,001,445
                                                                   ------------

 Principal
  Amount                                                                Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 2.52%

                      Repurchase Agreement: 2.52%
$13,374,000           State Street Bank & Trust Repurchase
                       Agreement, 4.000%, due 06/01/01
                       (Collateralized by $13,490,000 U.S.
                       Treasury Notes, 5.875%, Due 11/30/01,
                       Market Value $13,641,763)                   $ 13,374,000
                                                                   ------------
                      Total Short-Term Investments
                      (Cost $13,374,000)                             13,374,000
                                                                   ------------
                      Total Investments in Securities
                      (Cost $ 535,434,045)*              102.11%   $542,375,445
                      Other Assets and Liabilities-Net    -2.11%    (11,191,128)
                                                        -------    ------------
                      Net Assets                         100.00%   $531,184,317
                                                        =======    ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $545,722,196. Net unrealized appreciation consists of:

                       Gross Unrealized Appreciation               $ 19,316,323
                       Gross Unrealized Depreciation                (22,663,074)
                                                                   ------------
                            Net Unrealized Appreciation            $ (3,346,751)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Growth
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 94.79%

                     Aerospace/Defense: 2.08%
   170,900           Boeing Co.                                   $  10,747,901
                                                                  -------------
                                                                     10,747,901
                                                                  -------------
                     Banks: 1.36%
   128,800     @     Bank of New York, Inc.                           7,033,768
                                                                  -------------
                                                                      7,033,768
                                                                  -------------
                     Biotechnology: 5.66%
   314,300     @     Chiron Corp.                                    16,208,451
   196,000     @     Human Genome Sciences, Inc.                     13,004,600
                                                                  -------------
                                                                     29,213,051
                                                                  -------------
                     Commercial Services: 1.33%
   199,100           McKesson HBOC, Inc.                              6,882,887
                                                                  -------------
                                                                      6,882,887
                                                                  -------------
                     Computers: 13.14%
   335,100     @     Brocade Communications System                   13,068,900
   238,900     @     Dell Computer Corp.                              5,819,604
   388,900     @     EMC Corp.-Mass.                                 12,289,240
   183,100           International Business Machines Corp.           20,470,580
   243,900     @     Veritas Software Corp.                          16,158,375
                                                                  -------------
                                                                     67,806,699
                                                                  -------------
                     Diversified Financial Services: 5.06%
   132,200           Goldman Sachs Group, Inc.                       12,572,220
   282,400     @     Instinet Group, Inc.                             5,385,368
   125,400           Morgan Stanley Dean Witter & Co.                 8,152,254
                                                                  -------------
                                                                     26,109,842
                                                                  -------------
                     Electronics: 1.92%
   392,800   @,@@    Flextronics Intl. Ltd.                           9,906,416
                                                                  -------------
                                                                      9,906,416
                                                                  -------------
                     Enterprise Software: 1.60%
   230,400     @     BEA Systems, Inc.                                8,266,752
                                                                  -------------
                                                                      8,266,752
                                                                  -------------
                     Forest Products & Paper: 1.50%
   135,200           Weyerhaeuser Co.                                 7,734,792
                                                                  -------------
                                                                      7,734,792
                                                                  -------------
                     Internet: 3.11%
   265,200     @     eBay, Inc.                                      16,049,904
                                                                  -------------
                                                                     16,049,904
                                                                  -------------
                     Lodging: 1.03%
   112,700           Marriott Intl., Inc.                         $   5,337,472
                                                                  -------------
                                                                      5,337,472
                                                                  -------------
                     Machinery-Construction & Mining: 2.07%
   197,100           Caterpillar, Inc.                               10,674,936
                                                                  -------------
                                                                     10,674,936
                                                                  -------------
                     Media: 6.16%
   210,400     @     AOL Time Warner, Inc.                           10,989,192
   379,500     @     USA Networks, Inc.                               9,813,870
   346,800           Walt Disney Co.                                 10,965,816
                                                                  -------------
                                                                     31,768,878
                                                                  -------------
                     Medical: 1.91%
   199,600           Baxter Intl., Inc.                               9,856,248
                                                                  -------------
                                                                      9,856,248
                                                                  -------------
                     Miscellaneous Manufacturing: 4.96%
   312,000           General Electric Co.                            15,288,000
   179,700    @@     Tyco Intl. Ltd.                                 10,323,765
                                                                  -------------
                                                                     25,611,765
                                                                  -------------
                     Oil & Gas: 6.27%
   307,500           Baker Hughes, Inc.                              12,115,500
    76,000           Texaco, Inc.                                     5,426,400
   276,800           Transocean Sedco Forex, Inc.                    14,794,960
                                                                  -------------
                                                                     32,336,860
                                                                  -------------
                     Pipelines: 2.34%
   306,800           Williams Cos., Inc.                             12,087,920
                                                                  -------------
                                                                     12,087,920
                                                                  -------------
                     Retail: 6.37%
   575,500           The Gap, Inc.                                   17,840,500
   305,300           Home Depot, Inc.                                15,048,237
                                                                  -------------
                                                                     32,888,737
                                                                  -------------
                     Semiconductors: 8.08%
   194,400     @     Analog Devices, Inc.                             8,660,520
   242,500     @     Applied Materials, Inc.                         12,108,025
   127,400     @     Lam Research Corp.                               3,518,788
   186,800     @     Novellus Systems, Inc.                           8,947,720
   238,400    @@     STMicroelectronics NV ADR                        8,475,120
                                                                  -------------
                                                                     41,710,173
                                                                  -------------
                     Software: 7.53%
   359,300     @     Microsoft Corp.                                 24,856,374
   451,800     @     Oracle Corp.                                     6,912,540
   156,000     @     Siebel Systems, Inc.                             7,076,160
                                                                  -------------
                                                                     38,845,074
                                                                  -------------
                     Telecommunications: 11.31%
   612,250           AT+T Corp.                                   $  10,316,413
   327,100     @     CIENA Corp.                                     17,712,465
   264,800     @     Cisco Systems, Inc.                              5,100,048
   222,400     @     Qualcomm, Inc.                                  13,508,576
   176,900           Scientific-Atlanta, Inc.                         9,289,019
   385,600    @@     Telefonaktiebolaget LM Ericsson ADR              2,467,840
                                                                  -------------
                                                                     58,394,361
                                                                  -------------
                     Total Common Stock
                     (Cost $ 505,875,103)                           489,264,436
                                                                  -------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 1.70%

                     Repurchase Agreement: 1.70%
$8,757,000           State Street Bank Repurchase Agreement
                      4.000%, due 06/01/01, (Collateralized
                      by $6,720,000 U.S. Treasury Bonds,
                      8.875%, Due 08/15/17, Market Value
                      $8,937,338)                                 $   8,757,000
                                                                  -------------
                     Total Short-Term Investments
                     (Cost $8,757,000)                                8,757,000
                                                                  -------------
                     Total Investments in Securities
                     (Cost $ 514,632,103)*               96.49%   $ 498,021,436
                     Other Assets and Liabilities-Net     3.51%      18,129,428
                                                       -------    -------------
                     Net Assets                         100.00%   $ 516,150,864
                                                       =======    =============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is $521,133,848. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                $   8,243,767
                     Gross Unrealized Depreciation                  (31,356,179)
                                                                  -------------
                         Net Unrealized Depreciation              $ (23,112,412)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Opportunities
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.93%

                    Banks: 4.90%
   12,900           City National Corp.                           $     549,927
   23,100           Commerce Bancorp, Inc.                            1,584,660
   48,200           First Tennessee National Corp.                    1,715,920
   19,500           North Fork Bancorporation                           556,530
   43,100           TCF Financial Corp.                               1,805,459
                                                                  -------------
                                                                      6,212,496
                                                                  -------------
                    Biotechnology: 6.89%
   23,600     @     Genzyme Corp.                                     2,523,784
   22,200     @     Human Genome Sciences, Inc.                       1,472,970
   22,200     @     IDEC Pharmaceuticals Corp.                        1,367,520
   27,500     @     Invitrogen Corp.                                  1,969,275
   36,600     @     Millennium Pharmaceuticals                        1,397,022
                                                                  -------------
                                                                      8,730,571
                                                                  -------------
                    Chemicals: 0.31%
    8,300           Air Products & Chemicals, Inc.                      388,191
                                                                  -------------
                                                                        388,191
                                                                  -------------
                    Commercial Services: 4.04%
   61,400     @     Caremark Rx, Inc.                                   999,592
   80,300     @     Cendant Corp.                                     1,540,154
   41,100     @     Concord EFS, Inc.                                 2,083,770
   17,500     @     Robert Half Intl., Inc.                             493,500
                                                                  -------------
                                                                      5,117,016
                                                                  -------------
                    Computers: 5.40%
   39,500     @     Brocade Communications System                     1,540,500
   29,100     @     Lexmark Intl., Inc.                               1,803,909
   62,500     @     McData Corp.                                      1,925,000
   26,500     @     Sungard Data Systems, Inc.                        1,576,220
                                                                  -------------
                                                                      6,845,629
                                                                  -------------
                    Diversified Financial Services: 1.90%
   31,600           Heller Financial, Inc.                            1,087,040
   69,200     @     Instinet Group, Inc.                              1,319,644
                                                                  -------------
                                                                      2,406,684
                                                                  -------------
                    Electric: 3.05%
   26,600     @     Calpine Corp.                                 $   1,311,380
   20,900     @     NRG Energy, Inc.                                    612,997
   44,500     @     Orion Power Holdings, Inc.                        1,217,075
   20,900     @     Reliant Resources, Inc.                             718,960
                                                                  -------------
                                                                      3,860,412
                                                                  -------------
                    Electrical Components & Equipment: 2.31%
   37,300     @     American Power Conversion                           605,752
   70,700     @     Capstone Turbine Corp.                            2,323,909
                                                                  -------------
                                                                      2,929,661
                                                                  -------------
                    Electronics: 0.45%
   19,500     @     Jabil Circuit, Inc.                                 572,910
                                                                  -------------
                                                                        572,910
                                                                  -------------
                    Engineering & Construction: 1.82%
   39,500           Fluor Corp.                                       2,303,640
                                                                  -------------
                                                                      2,303,640
                                                                  -------------
                    Forest Products & Paper: 0.96%
   21,300           Weyerhaeuser Co.                                  1,218,573
                                                                  -------------
                                                                      1,218,573
                                                                  -------------
                    Healthcare--Products: 2.73%
   31,400           Biomet, Inc.                                      1,402,638
   82,700     @     Boston Scientific Corp.                           1,432,364
   13,400     @     Minimed, Inc.                                       626,718
                                                                  -------------
                                                                      3,461,720
                                                                  -------------
                    Healthcare-Services: 1.07%
    9,700     @     Laboratory Corp. of America Holdings              1,360,522
                                                                  -------------
                                                                      1,360,522
                                                                  -------------
                    Insurance: 3.46%
   25,550           AMBAC Financial Group, Inc.                       1,432,078
  128,600           Conseco, Inc.                                     2,240,212
    8,400           Radian Group, Inc.                                  713,160
                                                                  -------------
                                                                      4,385,450
                                                                  -------------
                    Internet: 1.36%
   29,500     @     TMP Worldwide, Inc.                               1,718,965
                                                                  -------------
                                                                      1,718,965
                                                                  -------------
                    Media: 3.06%
   74,100     @     Hispanic Broadcasting Corp.                   $   1,833,975
   37,400     @     Univision Communications, Inc.                    1,635,502
   13,000     @     Westwood One, Inc.                                  402,870
                                                                  -------------
                                                                      3,872,347
                                                                  -------------
                    Metal Fabricate/Hardware: 1.97%
   42,400     @     The Shaw Group, Inc.                              2,492,272
                                                                  -------------
                                                                      2,492,272
                                                                  -------------
                    Office/Business Equipment: 0.55%
   71,000           Xerox Corp.                                         703,610
                                                                  -------------
                                                                        703,610
                                                                  -------------
                    Oil & Gas: 10.14%
   15,200     @     Cooper Cameron Corp.                              1,053,056
   57,100           Diamond Offshore Drilling                         2,261,731
   42,500     @     Grant Prideco, Inc.                                 957,100
   13,400     @     Lone Star Technologies                              598,310
   67,700     @     National--Oilwell, Inc.                           2,335,650
    8,600     @     Noble Drilling Corp.                                367,220
   24,800    @@     Santa Fe Intl. Corp.                                914,624
    7,200     @     Smith Intl., Inc.                                   559,440
   21,300           Tidewater, Inc.                                     999,183
   28,300     @     Varco Intl., Inc.                                   681,747
   37,600     @     Weatherford Intl., Inc.                           2,119,512
                                                                  -------------
                                                                     12,847,573
                                                                  -------------
                    Pharmaceuticals: 2.69%
   25,600     @     Gilead Sciences, Inc.                             1,324,800
   27,437     @     King Pharmaceuticals, Inc.                        1,387,763
   17,300     @     Medimmune, Inc.                                     689,751
                                                                  -------------
                                                                      3,402,314
                                                                  -------------
                    Pipelines: 1.86%
   44,400     @     Aquila, Inc.                                      1,318,680
   21,000           Dynegy, Inc.                                      1,035,300
                                                                  -------------
                                                                      2,353,980
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Opportunities
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------

                    Retail: 8.72%
   31,000     @     Abercrombie & Fitch Co.                       $   1,278,130
   51,100     @     American Eagle Outfitters                         1,877,925
   36,000     @     AnnTaylor Stores Corp.                            1,228,320
   33,000     @     Best Buy Co., Inc.                                1,753,950
   12,600     @     BJ's Wholesale Club, Inc.                           614,250
   51,300     @     Dollar Tree Stores, Inc.                          1,322,514
   21,600           Tiffany & Co.                                       746,928
   66,400           TJX Cos., Inc.                                    2,221,744
                                                                  -------------
                                                                     11,043,761
                                                                  -------------
                    Semiconductors: 12.89%
   22,800     @     Analog Devices, Inc.                              1,015,740
   11,400     @     Broadcom Corp.                                      379,164
   55,800     @     Cirrus Logic, Inc.                                1,104,840
   63,800     @     Elantec Semiconductor, Inc.                       2,041,600
   16,100     @     International Rectifier Corp.                       966,966
   65,900     @     Intersil Corp.                                    2,147,681
   19,500     @     KLA-Tencor Corp.                                  1,006,590
   62,300     @     Lam Research Corp.                                1,720,726
   22,800     @     Nvidia Corp.                                      1,951,908
   25,000     @     PMC -- Sierra, Inc.                                 782,500
   49,200     @     Teradyne, Inc.                                    1,960,620
   54,900     @     Transmeta Corp.                                     667,584
   14,300     @     Xilinx, Inc.                                        589,875
                                                                  -------------
                                                                     16,335,794
                                                                  -------------
                    Software: 4.63%
   41,400     @     Manugistics Group, Inc.                           1,486,674
   25,400     @     Mercury Interactive Corp.                         1,504,696
   22,900     @     Micromuse, Inc.                                     872,490
   72,100     @     Peregrine Systems, Inc.                           1,996,449
                                                                  -------------
                                                                      5,860,309
                                                                  -------------
                    Telecommunications: 10.18%
   69,900     @     Echostar Communications Corp.                 $   2,138,241
   45,300     @     Emulex Corp.                                      1,571,457
   50,200     @     Finisar Corp.                                       755,510
   26,200     @     JDS Uniphase Corp.                                  437,802
   50,600     @     RF Micro Devices, Inc.                            1,319,648
   34,900           Scientific-Atlanta, Inc.                          1,832,599
   44,000     @     Sonus Networks, Inc.                              1,133,440
   63,900   @,@@    Tycom Ltd.                                        1,137,420
  109,600     @     Utstarcom, Inc.                                   2,578,888
                                                                  -------------
                                                                     12,905,005
                                                                  -------------
                    Transportation: 0.59%
   11,600           Expeditors Intl. of Washington, Inc.                746,924
                                                                  -------------
                                                                        746,924
                                                                  -------------
                    Total Common Stock
                    (Cost $116,605,509)                             124,076,329
                                                                  -------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 0.78%

                    Repurchase Agreement: 0.78%
$ 985,000           State Street Bank & Trust Repurchase
                     Agreement, 4.000%, due 06/01/01,
                     (Collateralized by $760,000 U.S.
                     Treasury Bonds, 9.000%, Due
                     11/15/18, Market Value $1,010,800)           $     985,000
                                                                  -------------
                    Total Short-Term Investments
                    (Cost $985,000)                                     985,000
                                                                  -------------
                    Total Investments in Securities
                    (Cost $ 117,590,509)*                98.71%   $ 125,061,329
                    Other Assets and Liabilities-Net      1.29%       1,629,973
                                                       -------    -------------
                    Net Assets                          100.00%   $ 126,691,302
                                                       =======    =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $119,019,131. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                 $   9,584,843
                    Gross Unrealized Depreciation                    (3,542,645)
                                                                  -------------
                         Net Unrealized Appreciation              $   6,042,198
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.47%

                   Banks: 4.30%
    70,500         Commerce Bancorp, Inc.                         $   4,836,300
   134,700         First Tennessee National Corp.                     4,795,320
   136,200         TCF Financial Corp.                                5,705,418
                                                                  -------------
                                                                     15,337,038
                                                                  -------------
                   Biotechnology: 5.74%
    66,500    @    Genzyme Corp. - General Division                   7,111,510
    54,600    @    Human Genome Sciences, Inc.                        3,622,710
    62,900    @    IDEC Pharmaceuticals Corp.                         3,874,640
    34,000    @    Invitrogen Corp.                                   2,434,740
    90,000    @    Millennium Pharmaceuticals                         3,435,300
                                                                  -------------
                                                                     20,478,900
                                                                  -------------
                   Commercial Services: 3.57%
   171,400    @    Caremark Rx, Inc.                                  2,790,392
   210,800    @    Cendant Corp.                                      4,043,144
   116,600    @    Concord EFS, Inc.                                  5,911,620
                                                                  -------------
                                                                     12,745,156
                                                                  -------------
                   Computers: 5.38%
   110,300    @    Brocade Communications System                      4,301,700
    81,800    @    Lexmark Intl., Inc.                                5,070,782
   175,800    @    McData Corp.                                       5,414,640
    74,100    @    Sungard Data Systems, Inc.                         4,407,468
                                                                  -------------
                                                                     19,194,590
                                                                  -------------
                   Diversified Financial Services: 1.95%
    95,100         Heller Financial, Inc.                             3,271,440
   193,200    @    Instinet Group, Inc.                               3,684,324
                                                                  -------------
                                                                      6,955,764
                                                                  -------------
                   Electric: 2.92%
    68,200    @    Calpine Corp.                                      3,362,260
    54,700    @    NRG Energy, Inc.                                   1,604,351
   125,500    @    Orion Power Holdings, Inc.                         3,432,425
    58,400    @    Reliant Resources, Inc.                            2,008,960
                                                                  -------------
                                                                     10,407,996
                                                                  -------------
                   Electrical Components & Equipment: 1.95%
   211,900    @    Capstone Turbine Corp.                             6,965,153
                                                                  -------------
                                                                      6,965,153
                                                                  -------------
                   Electronics: 0.94%
   105,800    @    American Power Conversion Corp.                $   1,718,192
    55,200    @    Jabil Circuit, Inc.                                1,621,776
                                                                  -------------
                                                                      3,339,968
                                                                  -------------
                   Engineering & Construction: 1.81%
   110,400         Fluor Corp.                                        6,438,528
                                                                  -------------
                                                                      6,438,528
                                                                  -------------
                   Forest Products & Paper: 0.95%
    59,300         Weyerhaeuser Co.                                   3,392,553
                                                                  -------------
                                                                      3,392,553
                                                                  -------------
                   Healthcare-Products: 1.92%
   292,500    @    Boston Scientific Corp.                            5,066,100
    37,900    @    Minimed, Inc.                                      1,772,583
                                                                  -------------
                                                                      6,838,683
                                                                  -------------
                   Healthcare-Services: 1.08%
    27,400    @    Laboratory Corp. of America Holdings               3,843,124
                                                                  -------------
                                                                      3,843,124
                                                                  -------------
                   Insurance: 2.41%
   359,900         Conseco, Inc.                                      6,269,458
    27,300         Radian Group, Inc.                                 2,317,770
                                                                  -------------
                                                                      8,587,228
                                                                  -------------
                   Internet: 1.19%
    72,700    @    TMP Worldwide, Inc.                                4,236,229
                                                                  -------------
                                                                      4,236,229
                                                                  -------------
                   Media: 3.04%
   207,000    @    Hispanic Broadcasting Corp.                        5,123,250
   104,500    @    Univision Communications, Inc.                     4,569,785
    36,700    @    Westwood One, Inc.                                 1,137,333
                                                                  -------------
                                                                     10,830,368
                                                                  -------------
                   Medical: 0.96%
    76,700    @    Biomet, Inc.                                       3,426,189
                                                                  -------------
                                                                      3,426,189
                                                                  -------------
                   Metal Fabricate/Hardware: 1.96%
   119,100    @    The Shaw Group, Inc.                               7,000,698
                                                                  -------------
                                                                      7,000,698
                                                                  -------------
                   Office/Business Equipment: 0.55%
   198,200         Xerox Corp.                                        1,964,162
                                                                  -------------
                                                                      1,964,162
                                                                  -------------
                   Oil & Gas: 9.88%
    42,500    @    Cooper Cameron Corp.                           $   2,944,400
   159,800         Diamond Offshore Drilling                          6,329,678
   118,900    @    Grant Prideco, Inc.                                2,677,628
   220,300    @    National-Oilwell, Inc.                             7,600,350
    69,400   @@    Santa Fe Intl. Corp.                               2,559,472
    35,200    @    Smith Intl., Inc.                                  2,735,040
    59,600         Tidewater, Inc.                                    2,795,836
    79,400    @    Varco Intl., Inc.                                  1,912,746
   100,500    @    Weatherford Intl., Inc.                            5,665,185
                                                                  -------------
                                                                     35,220,335
                                                                  -------------
                   Pharmaceuticals: 3.63%
    71,500    @    Gilead Sciences, Inc.                              3,700,125
    78,000    @    King Pharmaceuticals, Inc.                         3,945,240
   132,500    @    Medimmune, Inc.                                    5,282,775
                                                                  -------------
                                                                     12,928,140
                                                                  -------------
                   Pipelines: 1.85%
   124,600    @    Aquila, Inc.                                       3,700,620
    58,900         Dynegy, Inc.                                       2,903,770
                                                                  -------------
                                                                      6,604,390
                                                                  -------------
                   Retail: 8.76%
    87,200    @    Abercrombie and Fitch Co.                          3,595,256
   143,300    @    American Eagle Outfitters, Inc.                    5,266,275
   100,000    @    AnnTaylor Stores Corp.                             3,412,000
    93,500    @    Best Buy Co., Inc.                                 4,969,525
   145,500    @    Dollar Tree Stores, Inc.                           3,750,990
    61,400         Tiffany & Co.                                      2,123,212
   242,800         TJX Cos., Inc.                                     8,124,088
                                                                  -------------
                                                                     31,241,346
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------

                   Semiconductors: 13.49%
   114,600    @    Analog Devices, Inc.                           $   5,105,430
    31,900    @    Broadcom Corp.                                     1,060,994
   158,300    @    Cirrus Logic, Inc.                                 3,134,340
   179,400    @    Elantec Semiconductor, Inc.                        5,740,800
    45,800    @    International Rectifier Corp.                      2,750,748
   183,900    @    Intersil Corp.                                     5,993,301
    54,700    @    KLA-Tencor Corp.                                   2,823,614
   174,100    @    Lam Research Corp.                                 4,808,642
    64,000    @    Nvidia Corp.                                       5,479,040
    69,900    @    PMC -- Sierra, Inc.                                2,187,870
   138,200    @    Teradyne, Inc.                                     5,507,270
   153,300    @    Transmeta Corp.                                    1,864,128
    40,000    @    Xilinx, Inc.                                       1,650,000
                                                                  -------------
                                                                     48,106,177
                                                                  -------------
                   Software: 5.72%
    74,400    @    Manugistics Group, Inc.                            2,671,704
   106,800    @    Mercury Interactive Corp.                          6,326,832
   142,000    @    Micromuse, Inc.                                    5,410,200
   216,900    @    Peregrine Systems, Inc.                            6,005,961
                                                                  -------------
                                                                     20,414,697
                                                                  -------------
                   Telecommunications: 10.93%
   195,200    @    Echostar Communications Corp.                      5,971,168
   163,400    @    Emulex Corp.                                       5,668,346
   141,300    @    Finisar Corp.                                      2,126,565
   240,100    @    JDS Uniphase Corp.                                 4,012,071
   141,200    @    RF Micro Devices, Inc.                             3,682,496
    75,700         Scientific-Atlanta, Inc.                           3,975,007
   123,400    @    Sonus Networks, Inc.                               3,178,784
   175,600    @    Tycom Ltd.                                         3,125,680
   307,500    @    Utstarcom, Inc.                                    7,235,475
                                                                  -------------
                                                                     38,975,592
                                                                  -------------
                   Transportation: 0.59%
    32,500         Expeditors Intl. of Washington, Inc.               2,092,675
                                                                  -------------
                                                                      2,092,675
                                                                  -------------
                   Total Common Stock
                   (Cost $ 326,362,242)                             347,565,679
                                                                  -------------
 Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 1.20%

                   Repurchase Agreement: 1.20%
$4,270,000         State Street Bank Repurchase Agreement
                    4.000%, due 06/01/01, (Collateralized
                    by $3,275,000 U.S. Treasury Bonds,
                    8.875%, Due 08/15/17, Market Value
                    $4,355,622)                                   $   4,270,000
                                                                  -------------
                   Total Short-Term Investments
                   (Cost $4,270,000)                                  4,270,000
                                                                  -------------
                   Total Investments in Securities
                   (Cost $ 330,632,242)*                  98.67%  $ 351,835,679
                   Other Assets and Liabilities-Net        1.33%      4,745,445
                                                        -------   -------------
                   Net Assets                            100.00%  $ 356,581,124
                                                        =======   =============

@    Nonincome producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $333,431,261. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                  $  27,936,069
                   Gross Unrealized Depreciation                     (9,531,651)
                                                                  -------------
                        Net Unrealized Appreciation               $  18,804,418
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth + Value
Fund
                  PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.44%

                    Apparel: 6.02%
    374,600    @    Jones Apparel Group, Inc.                     $  16,557,320
    459,000    @    Reebok Intl. Ltd.                                13,237,560
    300,900    @    Skechers U.S.A., Inc.                            10,561,590
                                                                  -------------
                                                                     40,356,470
                                                                  -------------
                    Commercial Services: 10.69%
    577,000    @    Concord EFS, Inc.                                29,253,900
    314,600    @    Pharmaceutical Product Development               10,095,514
    236,000    @    Professional Detailing, Inc.                     21,851,240
    233,200    @    Rent-A-Center, Inc.                              10,438,032
                                                                  -------------
                                                                     71,638,686
                                                                  -------------
                    Computers: 6.52%
    186,200    @    Affiliated Computer Services, Inc.               13,452,950
    308,700    @    Bisys Group, Inc.                                15,780,744
    550,600    @    Mentor Graphics Corp.                            14,480,780
                                                                  -------------
                                                                     43,714,474
                                                                  -------------
                    Diversified Financial Services: 4.51%
    578,400    @    AmeriCredit Corp.                                30,192,480
                                                                  -------------
                                                                     30,192,480
                                                                  -------------
                    Electrical Components & Equipment: 0.83%
    181,500         C&D Technologies, Inc.                            5,572,050
                                                                  -------------
                                                                      5,572,050
                                                                  -------------
                    Electronics: 1.52%
    499,500    @    Merix Corp.                                      10,219,770
                                                                  -------------
                                                                     10,219,770
                                                                  -------------
                    Healthcare-Products: 11.08%
    466,600         Biomet, Inc.                                     20,843,022
    323,000    @    Henry Schein, Inc.                               12,193,250
    406,000    @    Respironics, Inc.                                11,359,880
    214,000    @    St. Jude Medical, Inc.                           13,165,280
    289,000    @    Stryker Corp.                                    16,603,050
                                                                  -------------
                                                                     74,164,482
                                                                  -------------
                    Healthcare-Services: 8.74%
    108,200    @    Laboratory Corp. of America Holdings          $  15,176,132
    299,300    @    Lincare Holdings, Inc.                           17,371,372
    167,200    @    Quest Diagnostics, Inc.                          20,667,592
     93,500    @    Trigon Healthcare, Inc.                           5,328,565
                                                                  -------------
                                                                     58,543,661
                                                                  -------------
                    Home Builders: 2.62%
    473,900         Lennar Corp.                                     17,534,300
                                                                  -------------
                                                                     17,534,300
                                                                  -------------
                    Insurance: 5.12%
    282,600         Loews Corp.                                      19,496,574
    391,000         Torchmark Corp.                                  14,826,720
                                                                  -------------
                                                                     34,323,294
                                                                  -------------
                    Leisure Time: 0.69%
    202,800         Callaway Golf Co.                                 4,605,588
                                                                  -------------
                                                                      4,605,588
                                                                  -------------
                    Machinery-Diversified: 0.09%
     20,000         Stewart & Stevenson Services                        582,000
                                                                  -------------
                                                                        582,000
                                                                  -------------
                    Oil & Gas: 4.78%
    407,800    @    Nabors Industries, Inc.                          20,736,630
    382,500         XTO Energy, Inc.                                 11,283,750
                                                                  -------------
                                                                     32,020,380
                                                                  -------------
                    Pharmaceuticals: 2.68%
    310,700    @    Amerisource Health Corp.                         17,930,497
                                                                  -------------
                                                                     17,930,497
                                                                  -------------
                    Retail: 7.85%
    382,700    @    Abercrombie & Fitch Co.                          15,778,721
    445,250    @    American Eagle Outfitters                        16,362,937
    280,200    @    Brinker Intl., Inc.                               6,878,910
    377,200         Talbots, Inc.                                    13,579,200
                                                                  -------------
                                                                     52,599,768
                                                                  -------------
                    Semiconductors: 10.66%
    317,700    @    Integrated Device Technology, Inc.               11,640,528
    537,900    @    International Rectifier Corp.                    32,306,274
    320,000    @    Nvidia Corp.                                     27,395,200
                                                                  -------------
                                                                     71,342,002
                                                                  -------------
                    Software: 3.23%
    163,000    @    Activision, Inc.                              $   5,551,780
    555,800         IMS Health, Inc.                                 16,107,084
                                                                  -------------
                                                                     21,658,864
                                                                  -------------
                    Telecommunications: 6.20%
    549,500    @    Emulex Corp.                                     19,062,155
    427,600         Scientific-Atlanta, Inc.                         22,453,276
                                                                  -------------
                                                                     41,515,431
                                                                  -------------
                    Transportation: 1.61%
    216,200   @@    Teekay Shipping Corp.                            10,810,000
                                                                  -------------
                                                                     10,810,000
                                                                  -------------
                    Total Common Stock
                    (Cost $597,889,680)                             639,324,197
z                                                                 -------------

 Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 1.62%

                    Repurchase Agreement: 1.62%
$10,860,000         State Street Bank & Trust Repurchase
                     Agreement, 4.000%, due 06/01/01
                     (Collateralized by $9,540,000 U.S
                     Treasury Bonds, 7.500%, Due 11/15/16,
                     Market Value $11,078,325)                    $  10,860,000
                                                                  -------------
                    Total Short-Term Investments
                    (Cost $10,860,000)                               10,860,000
                                                                  -------------
                    Total Investments in Securities
                    (Cost $ 608,749,680)*                97.06%   $ 650,184,197
                    Other Assets and Liabilities-Net      2.94%      19,697,174
                                                       -------    -------------
                    Net Assets                          100.00%   $ 669,881,371
                                                       =======    =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $608,931,614. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                 $  59,303,876
                    Gross Unrealized Depreciation                   (18,051,293)
                                                                  -------------
                         Net Unrealized Appreciation              $  41,252,583
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Opportunities
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCK: 99.85%

                     Apparel: 2.20%
   160,466     @     Coach, Inc.                                  $   5,624,333
    65,800     @     Columbia Sportswear Co.                          4,612,580
                                                                  -------------
                                                                     10,236,913
                                                                  -------------
                     Banks: 0.33%
    36,400           TCF Financial Corp.                              1,524,796
                                                                  -------------
                                                                      1,524,796
                                                                  -------------
                     Biotechnology: 4.28%
    65,000     @     Enzon, Inc.                                      4,550,000
   289,100   @,@@    Hemosol, Inc.                                    2,804,270
    67,600     @     Invitrogen Corp.                                 4,840,836
    44,900     @     Myriad Genetics, Inc.                            2,786,045
    66,000     @     Protein Design Labs, Inc.                        4,897,860
                                                                  -------------
                                                                     19,879,011
                                                                  -------------
                     Building Materials: 0.48%
   139,100     @     Dal-Tile Intl., Inc.                             2,225,600
                                                                  -------------
                                                                      2,225,600
                                                                  -------------
                     Commercial Services: 4.37%
   365,900     @     Caremark Rx, Inc.                                5,956,852
   194,400     @     Pharmaceutical Product Development               6,238,296
   112,500     @     Resources Connection                             3,453,750
   249,900     @     Sylvan Learning Systems, Inc.                    4,623,150
                                                                  -------------
                                                                     20,272,048
                                                                  -------------
                     Computers: 3.63%
   271,300     @     Electronics for Imaging, Inc.                    6,513,913
    83,100     @     Manhattan Associates, Inc.                       2,743,131
    89,600     @     Mercury Computer Systems, Inc.                   4,273,920
   172,000     @     Numerical Technologies, Inc.                     3,336,800
                                                                  -------------
                                                                     16,867,764
                                                                  -------------
                     Diversified Financial Services: 2.29%
   128,300     @     AmeriCredit Corp.                                6,697,260
   115,000           Heller Financial, Inc.                           3,956,000
                                                                  -------------
                                                                     10,653,260
                                                                  -------------
                     Electrical Components & Equipment: 2.60%
   201,700     @     Advanced Energy Industries                   $   6,595,590
   166,300     @     Capstone Turbine Corp.                           5,466,281
                                                                  -------------
                                                                     12,061,871
                                                                  -------------
                     Electronics: 2.20%
   151,900     @     FEI Co.                                          5,377,260
   142,900     @     Varian, Inc.                                     4,851,455
                                                                  -------------
                                                                     10,228,715
                                                                  -------------
                     Environmental Control: 1.81%
    83,600     @     Stericycle, Inc.                                 3,580,588
   161,000     @     Waste Connections, Inc.                          4,807,460
                                                                  -------------
                                                                      8,388,048
                                                                  -------------
                     Food: 1.04%
    84,400     @     Whole Foods Market, Inc.                         4,833,588
                                                                  -------------
                                                                      4,833,588
                                                                  -------------
                     Healthcare-Products: 7.89%
    41,400     @     Biosite Diagnostics, Inc.                        2,108,502
   179,000     @     Cardiodynamics                                     957,650
   124,800     @     Cytyc Corp.                                      2,720,640
    81,800   @,@@    ESC Medical Systems Ltd.                         2,229,050
   205,900     @     Henry Schein, Inc.                               7,772,725
   142,900     @     Inverness Medical Technology, Inc.               5,187,270
   114,100     @     Kensey Nash Corp.                                1,483,300
    50,400     @     Med-Design Corp.                                 1,163,736
    84,600     @     Minimed, Inc.                                    3,956,742
    85,500     @     Resmed, Inc.                                     4,668,300
    60,400     @     Varian Medical Systems, Inc.                     4,379,000
                                                                  -------------
                                                                     36,626,915
                                                                  -------------
                     Healthcare-Services: 2.94%
    93,800     @     American Healthways, Inc.                        2,435,048
   182,300     @     Amsurg Corp.                                     4,138,210
    85,600     @     Rightchoice Managed Care, Inc.                   3,338,400
   113,400     @     Specialty Laboratories                           3,734,262
                                                                  -------------
                                                                     13,645,920
                                                                  -------------
                     Internet: 0.56%
   179,500     @     Network Associates, Inc.                         2,606,340
                                                                  -------------
                                                                      2,606,340
                                                                  -------------
                     Machinery-Diversified: 2.67%
   150,700     @     Brooks Automation, Inc.                      $   7,415,947
   144,700     @     Global Power Equipment Group, Inc.               4,992,150
                                                                  -------------
                                                                     12,408,097
                                                                  -------------
                     Media: 1.33%
   180,800     @     Cumulus Media, Inc.                              2,164,176
   130,100     @     Emmis Communications Corp.                       4,023,993
                                                                  -------------
                                                                      6,188,169
                                                                  -------------
                     Metal Fabricate/Hardware: 1.52%
   120,400     @     The Shaw Group, Inc.                             7,077,112
                                                                  -------------
                                                                      7,077,112
                                                                  -------------
                     Oil & Gas: 14.55%
   141,000     @     Dril-Quip, Inc.                                  4,441,500
   107,400     @     Evergreen Resources, Inc.                        4,833,000
   114,900     @     Grant Prideco, Inc.                              2,587,548
   131,400     @     Hydril Co.                                       3,909,150
   446,600     @     Key Energy Services, Inc.                        6,118,420
   131,200     @     Marine Drilling Co., Inc.                        3,411,200
   190,000     @     National-Oilwell, Inc.                           6,555,000
   299,300     @     Pride Intl., Inc.                                7,970,359
   220,400     @     Seitel, Inc.                                     3,857,000
   194,500     @     Spinnaker Exploration Co.                        7,912,260
   139,200     @     Veritas DGC, Inc.                                4,873,392
    92,100     @     Westport Resources Corp.                         2,675,505
   199,900     @     W-H Energy Services, Inc.                        6,016,990
    80,950           XTO Energy, Inc.                                 2,388,025
                                                                  -------------
                                                                     67,549,349
                                                                  -------------
                     Pharmaceuticals: 4.24%
   159,800     @     Abgenix, Inc.                                    6,369,628
    78,000     @     Alkermes, Inc.                                   2,361,060
   167,400     @     Cubist Pharmaceuticals, Inc.                     4,670,460
    24,000     @     CV Therapeutics, Inc.                            1,128,720
   104,100     @     Imclone Systems, Inc.                            5,168,565
                                                                  -------------
                                                                     19,698,433
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Opportunities
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------

                     Retail: 12.90%
   231,800     @     Abercrombie & Fitch Co.                      $   9,557,114
    85,350     @     American Eagle Outfitters                        3,136,613
   154,200     @     AnnTaylor Stores Corp.                           5,261,304
    91,800     @     Bebe Stores, Inc.                                2,466,666
    15,300     @     BUCA, Inc.                                         333,540
   180,600     @     Charlotte Russe Holding, Inc.                    4,970,112
    72,000     @     Childrens Place                                  2,062,800
    80,416     @     HOT Topic, Inc.                                  2,320,002
    80,600     @     Krispy Kreme Doughnuts, Inc.                     5,892,666
   161,300     @     P.F. Chang's China Bistro, Inc.                  6,242,310
    91,000           TJX Cos., Inc.                                   3,044,860
    82,000     @     Tweeter Home Entertainment Group, Inc.           2,214,000
   184,400     @     Wet Seal, Inc.                                   6,463,220
   177,100     @     Williams-Sonoma, Inc.                            5,964,728
                                                                  -------------
                                                                     59,929,935
                                                                  -------------
                     Semiconductors: 12.73%
   230,500   @,@@    ASM Intl. NV                                     5,100,965
   135,600     @     ATMI, Inc.                                       3,551,025
   175,400     @     Cirrus Logic, Inc.                               3,472,920
   150,700     @     Elantec Semiconductor, Inc.                      4,822,400
    90,000     @     Entegris, Inc.                                   1,098,000
    18,400     @     Intersil Corp.                                     599,656
   270,900     @     Lam Research Corp.                               7,482,258
   219,900     @     LTX Corp.                                        5,334,774
   199,200     @     Microsemi Corp.                                 11,454,000
     8,500     @     Novellus Systems, Inc.                             407,150
   220,500   @,@@    O2Micro Intl. Ltd.                               2,229,255
   100,300     @     Rudolph Technologies, Inc.                       4,419,218
   193,100     @     Simplex Solutions, Inc.                          4,595,780
    98,900     @     Veeco Instruments, Inc.                          4,560,279
                                                                  -------------
                                                                     59,127,680
                                                                  -------------
                     Software: 6.36%
   127,600     @     Eclipsys Corp.                               $   2,774,024
   154,000     @     HNC Software                                     4,322,780
   214,700     @     Manugistics Group, Inc.                          7,709,877
   120,000     @     NetIQ Corp.                                      2,916,000
   241,400     @     Peregrine Systems, Inc.                          6,684,366
   196,200     @     Serena Software, Inc.                            5,132,592
                                                                  -------------
                                                                     29,539,639
                                                                  -------------
                     Telecommunications: 6.93%
   168,100     @     Advanced Fibre Communications, Inc.              3,113,212
   284,800     @     Avici Systems, Inc.                              2,885,024
   172,000     @     Digital Lightwave, Inc.                          8,011,760
   139,200     @     Finisar Corp.                                    2,094,960
    70,900     @     Ixia                                               957,150
   268,500     @     New Focus, Inc.                                  2,682,314
   130,800     @     Powerwave Technologies, Inc.                     1,778,880
   138,000     @     RF Micro Devices, Inc.                           3,599,040
   101,700     @     Sonus Networks, Inc.                             2,619,792
   166,800     @     Tellium, Inc.                                    4,416,864
                                                                  -------------
                                                                     32,158,996
                                                                  -------------
                     Total Common Stock
                     (Cost $403,944,044)                            463,728,199
                                                                  -------------
 Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
                     Total Investments in Securities
                     (Cost $ 403,944,044)*               99.85%   $ 463,728,199
                     Other Assets and Liabilities-Net     0.15%         685,719
                                                       -------    -------------
                     Net Assets                         100.00%   $ 464,413,918
                                                       =======    =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $405,751,109. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  71,779,737
                     Gross Unrealized Depreciation                  (13,802,647)
                                                                  -------------
                         Net Unrealized Appreciation              $  59,977,090
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 100.27%

                     Apparel: 2.98%
   125,502     @     Coach, Inc.                                  $   4,398,845
    51,700     @     Columbia Sportswear Co.                          3,624,170
    65,600     @     Timberland Co.                                   2,828,016
                                                                  -------------
                                                                     10,851,031
                                                                  -------------
                     Banks: 0.33%
    28,300           TCF Financial Corp.                              1,185,487
                                                                  -------------
                                                                      1,185,487
                                                                  -------------
                     Biotechnology: 4.15%
    51,200     @     Enzon, Inc.                                      3,584,000
   216,300   @,@@    Hemosol, Inc.                                    2,098,110
    47,400     @     Invitrogen Corp.                                 3,394,314
    35,400     @     Myriad Genetics, Inc.                            2,196,570
    51,600     @     Protein Design Labs, Inc.                        3,829,236
                                                                  -------------
                                                                     15,102,230
                                                                  -------------
                     Building Materials: 0.48%
   109,100     @     Dal-Tile Intl., Inc.                             1,745,600
                                                                  -------------
                                                                      1,745,600
                                                                  -------------
                     Commercial Services: 4.98%
   429,300     @     Caremark Rx, Inc.                                6,989,004
   147,800     @     Pharmaceutical Product Development               4,742,902
    87,800     @     Resources Connection                             2,695,460
   197,700     @     Sylvan Learning Systems, Inc.                    3,657,450
                                                                  -------------
                                                                     18,084,816
                                                                  -------------
                     Computers: 3.57%
   211,900     @     Electronics for Imaging, Inc.                    5,087,719
    42,400     @     Manhattan Associates, Inc.                       1,399,624
    70,000     @     Mercury Computer Systems, Inc.                   3,339,000
   162,500     @     Numerical Technologies, Inc.                     3,152,500
                                                                  -------------
                                                                     12,978,843
                                                                  -------------
                     Diversified Financial Services: 2.21%
    95,900     @     AmeriCredit Corp.                                5,005,980
    88,000           Heller Financial, Inc.                           3,027,200
                                                                  -------------
                                                                      8,033,180
                                                                  -------------
                     Electrical Components & Equipment: 2.42%
   146,700     @     Advanced Energy Industries, Inc.             $   4,797,090
   121,800     @     Capstone Turbine Corp.                           4,003,566
                                                                  -------------
                                                                      8,800,656
                                                                  -------------
                     Electronics: 2.16%
   119,300     @     FEI Co.                                          4,223,220
   106,700     @     Varian, Inc.                                     3,622,465
                                                                  -------------
                                                                      7,845,685
                                                                  -------------
                     Environmental Control: 2.42%
    66,900     @     Stericycle, Inc.                                 2,865,327
   198,900     @     Waste Connections, Inc.                          5,939,154
                                                                  -------------
                                                                      8,804,481
                                                                  -------------
                     Food: 1.04%
    66,200     @     Whole Foods Market, Inc.                         3,791,274
                                                                  -------------
                                                                      3,791,274
                                                                  -------------
                     Healthcare-Products: 6.91%
    97,400     @     Cytyc Corp.                                      2,123,320
    64,600   @,@@    ESC Medical Systems Ltd.                         1,760,350
   152,000     @     Henry Schein, Inc.                               5,738,000
   103,300     @     Inverness Medical Technology, Inc.               3,749,790
    81,500     @     Kensey Nash Corp.                                1,059,500
    39,800     @     Med-Design Corp.                                   918,982
    66,200     @     Minimed, Inc.                                    3,096,174
    63,900     @     Resmed, Inc.                                     3,488,940
    44,000     @     Varian Medical Systems, Inc.                     3,190,000
                                                                  -------------
                                                                     25,125,056
                                                                  -------------
                     Healthcare-Services: 3.15%
    74,200     @     American Healthways, Inc.                        1,926,232
   143,900     @     Amsurg Corp.                                     3,266,530
    32,300     @     Biosite Diagnostics, Inc.                        1,645,039
    44,600     @     Rightchoice Managed Care, Inc.                   1,739,400
    86,700     @     Specialty Laboratories                           2,855,031
                                                                  -------------
                                                                     11,432,232
                                                                  -------------
                     Internet: 0.57%
   141,700     @     Network Associates, Inc.                     $   2,057,484
                                                                  -------------
                                                                      2,057,484
                                                                  -------------
                     Machinery-Diversified: 2.68%
   117,400     @     Brooks Automation, Inc.                          5,777,254
   114,500     @     Global Power Equipment Group, Inc.               3,950,250
                                                                  -------------
                                                                      9,727,504
                                                                  -------------
                     Media: 1.34%
   142,200     @     Cumulus Media, Inc.                              1,702,134
   102,600     @     Emmis Communications Corp.                       3,173,418
                                                                  -------------
                                                                      4,875,552
                                                                  -------------
                     Metal Fabricate/Hardware: 1.53%
    94,400     @     The Shaw Group, Inc.                             5,548,832
                                                                  -------------
                                                                      5,548,832
                                                                  -------------
                     Networking Products: 0.96%
   131,100     @     Tellium, Inc.                                    3,471,528
                                                                  -------------
                                                                      3,471,528
                                                                  -------------
                     Oil & Gas: 12.93%
   110,600     @     Dril-Quip, Inc.                                  3,483,900
    88,100     @     Evergreen Resources, Inc.                        3,964,500
    90,500     @     Grant Prideco, Inc.                              2,038,060
   103,700     @     Hydril Co.                                       3,085,075
   125,600     @     Marine Drilling Co., Inc.                        3,265,600
    69,500     @     National-Oilwell, Inc.                           2,397,750
   272,350     @     Pride Intl., Inc.                                7,252,681
   172,600     @     Seitel, Inc.                                     3,020,500
   149,400     @     Spinnaker Exploration Co.                        6,077,592
   110,000     @     Veritas DGC, Inc.                                3,851,100
   156,600     @     W-H Energy Services, Inc.                        4,713,660
    68,000     @     Westport Resources Corp.                         1,975,400
    63,200           XTO Energy, Inc.                                 1,864,400
                                                                  -------------
                                                                     46,990,218
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------

                     Pharmaceuticals: 5.23%
   125,100     @     Abgenix, Inc.                                $   4,986,486
    60,900     @     Alkermes, Inc.                                   1,843,443
   122,100     @     Cubist Pharmaceuticals, Inc.                     3,406,590
    18,800     @     CV Therapeutics, Inc.                              884,164
    81,500     @     Imclone Systems, Inc.                            4,046,475
    76,000     @     King Pharmaceuticals, Inc.                       3,844,080
                                                                  -------------
                                                                     19,011,238
                                                                  -------------
                     Retail: 13.23%
   181,500     @     Abercrombie and Fitch Co.                        7,483,245
    87,000     @     American Eagle Outfitters, Inc.                  3,197,250
   120,900     @     AnnTaylor Stores Corp.                           4,125,108
    72,700     @     Bebe Stores, Inc.                                1,953,449
    12,200     @     BUCA, Inc.                                         265,960
   134,900     @     Charlotte Russe Holding, Inc.                    3,712,448
    56,400     @     Childrens Place                                  1,615,860
    49,200     @     Factory 2-U Stores, Inc.                         1,524,708
    63,700     @     HOT Topic, Inc.                                  1,837,745
    63,000     @     Krispy Kreme Doughnuts, Inc.                     4,605,930
   114,400     @     P.F. Chang's China Bistro, Inc.                  4,427,280
    66,400           TJX Cos., Inc.                                   2,221,744
    64,700     @     Tweeter Home Entertainment Group, Inc.           1,746,900
   140,500     @     Wet Seal, Inc.                                   4,924,525
   131,900     @     Williams-Sonoma, Inc.                            4,442,392
                                                                  -------------
                                                                     48,084,544
                                                                  -------------
                     Semiconductors: 12.95%
   180,000     @     ASM Intl. NV                                 $   3,983,400
   106,600     @     ATMI, Inc.                                       2,791,588
   136,500     @     Cirrus Logic, Inc.                               2,702,700
   117,900     @     Elantec Semiconductor, Inc.                      3,772,800
    79,000     @     Intersil Corp.                                   2,574,610
   211,400     @     Lam Research Corp.                               5,838,868
   172,200     @     LTX Corp.                                        4,177,572
   155,600     @     Microsemi Corp.                                  8,947,000
   164,900   @,@@    O2Micro Intl. Ltd.                               1,667,139
    78,600     @     Rudolph Technologies, Inc.                       3,463,116
   151,500     @     Simplex Solutions, Inc.                          3,605,700
    76,900     @     Veeco Instruments, Inc.                          3,545,859
                                                                  -------------
                                                                     47,070,352
                                                                  -------------
                     Software: 6.23%
    94,200     @     Eclipsys Corp.                                   2,047,908
   115,100     @     HNC Software                                     3,230,857
   167,700     @     Manugistics Group, Inc.                          6,022,107
    93,600     @     NETIQ Corp.                                      2,274,480
   178,000     @     Peregrine Systems, Inc.                          4,928,820
     4,400     @     Quest Software, Inc.                               137,104
   153,600     @     Serena Software, Inc.                            4,018,176
                                                                  -------------
                                                                     22,659,452
                                                                  -------------
                     Telecommunications: 5.82%
   132,700     @     Advanced Fibre Communication                     2,457,604
   222,400     @     Avici Systems, Inc.                              2,252,912
   134,300     @     Digital Lightwave, Inc.                          6,255,693
    83,500     @     Finisar Corp.                                    1,256,675
    42,400     @     Ixia                                               572,400
   210,100     @     New Focus, Inc.                                  2,098,899
   102,900     @     Powerwave Technologies, Inc.                     1,399,440
   107,800     @     RF Micro Devices, Inc.                           2,811,424
    79,600     @     Sonus Networks, Inc.                             2,050,496
                                                                  -------------
                                                                     21,155,543
                                                                  -------------
                     Total Common Stock
                     (Cost $ 308,359,494)                           364,432,818
                                                                  -------------

 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 0.44%

                     Repurchase Agreement: 0.44%
$1,592,000           State Street Bank Repurchase Agreement
                      4.000%, due 06/01/01, (Collateralized
                      by $1,225,000 U.S. Treasury Bonds,
                      8.875%, Due 08/15/17, Market Value
                      $1,629,202)                                 $   1,592,000
                                                                  -------------
                     Total Short-Term Investments
                     (Cost $ 1,592,000)                               1,592,000
                                                                  -------------
                     Total Investments in Securities
                     (Cost $309,951,494)*             100.71%     $ 366,024,818
                     Other Assets and Liabilities-Net  -0.71%        (2,594,437)
                                                     -------      -------------
                     Net Assets                       100.00%     $ 363,430,381
                                                     =======      =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $310,686,018. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  65,710,319
                     Gross Unrealized Depreciation                  (10,371,519)
                                                                  -------------
                         Net Unrealized Appreciation              $  55,338,800
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Financial
Services
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 94.20%

                     Banks: 49.14%
    207,600          Alabama National Bancorp                      $  6,113,820
    100,000    @     Bank of New York, Inc.                           5,461,000
    945,200          Banknorth Group, Inc.                           19,197,012
    195,000          BB & T Corp.                                     7,049,250
     74,375          BSB Bancorp, Inc.                                1,412,381
     80,000          CCBT Financial Cos., Inc.                        2,308,800
    230,700          Comerica, Inc.                                  13,126,830
    250,986          Commerce Bancshares, Inc.                        9,038,006
    180,500          Community Bank System, Inc.                      5,138,835
    175,000          Compass Bancshares, Inc.                         4,266,500
    164,800          Financial Institutions, Inc.                     3,930,480
    609,494          FleetBoston Financial Corp.                     25,348,855
    249,911          Hudson United Bancorp                            6,095,329
    171,784          Independent Bank Corp.                           4,447,488
    246,525          Interchange Financial Services                   4,454,707
    155,000          JP Morgan Chase & Co.                            7,618,250
    395,800          Keycorp                                          9,412,124
     20,000          Mellon Financial Corp.                             916,400
    179,600          National City Bancorp                            5,244,320
    575,600          National City Corp.                             16,865,080
     40,134          North Dallas Bank & Trust                        1,242,147
    385,600          North Fork Bancorporation                       11,005,024
    488,900          Pacific Century Financial Corp.                 12,061,163
    240,000          Prosperity Bancshares, Inc.                      5,522,400
    200,000    -     Southwest Bancorp, Inc.                          4,710,000
     97,700          Summit Bancshares, Inc.                          1,905,150
    317,900          UCBH Holdings, Inc.                              8,538,794
    249,200          UnionBanCal Corp.                                7,999,320
     75,000          Wells Fargo & Co.                                3,531,000
                                                                   ------------
                                                                    213,960,465
                                                                   ------------
                     Diversified Financial Services: 12.98%
    127,940          Alliance Capital Management Holding LP        $  6,512,146
    265,000          Citigroup, Inc.                                 13,581,250
    150,000          Freddie Mac                                      9,930,000
    155,000          Lehman Brothers Holdings, Inc.                  11,099,550
    160,000          Merrill Lynch & Co.                             10,395,200
    229,100          Tucker Anthony Sutro Corp.                       5,017,290
                                                                   ------------
                                                                     56,535,436
                                                                   ------------
                     Home Builders: 2.70%
    570,937          DR Horton, Inc.                                 11,772,721
                                                                   ------------
                                                                     11,772,721
                                                                   ------------
                     Insurance: 11.25%
     60,000    @     American General Corp.                           2,713,800
    170,000    @     American Intl. Group, Inc.                      13,770,000
     80,000          Hartford Financial Services                      5,416,000
     80,000          Marsh & McLennan Cos.                            8,392,000
    160,000          Nationwide Financial Services                    7,075,200
     75,000          The PMI Group, Inc.                              5,235,000
     80,000          XL Capital Ltd.                                  6,360,000
                                                                   ------------
                                                                     48,962,000
                                                                   ------------
                     Life/Health Insurance: 1.27%
    170,000          AFLAC, Inc.                                      5,513,100
                                                                   ------------
                                                                      5,513,100
                                                                   ------------
                     Savings & Loans: 16.56%
    236,500          Astoria Financial Corp.                         13,220,350
    826,049          Charter One Financial, Inc.                     24,987,982
     66,500          First Mutual Bancshares, Inc.                      798,000
     65,300          Golden West Financial Corp.                      4,162,875
    512,500          Seacoast Financial Services Corp.                7,477,375
    602,225          Washington Mutual, Inc.                         21,451,255
                                                                   ------------
                                                                     72,097,837
                                                                   ------------
                     Trucking & Leasing: 0.30%
    321,100   @,-    International Aircraft Investors                 1,294,033
                                                                   ------------
                                                                      1,294,033
                                                                   ------------
                     Total Common Stock
                     (Cost $332,015,960)                            410,135,592
                                                                   ------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 5.99%

                     Repurchase Agreement: 5.99%
$26,059,000          State Street Bank Repurchase Agreement
                      4.000%, due 06/01/01, (Collateralized
                      by $19,990,000 U.S. Treasury Note,
                      8.875%, Market Value $26,585,920 due
                      08/15/17)                                    $ 26,059,000
                                                                   ------------
                     Total Short-Term Investments
                     (Cost $26,059,000)                              26,059,000
                                                                   ------------
                     Total Investments in Securities
                     (Cost $ 358,074,960)*                100.19%  $436,194,592
                     Other Assets and Liabilities-Net      -0.19%      (814,139)
                                                         -------   ------------
                     Net Assets                           100.00%  $435,380,453
                                                         =======   ============

@    Non-income producing security
- Company in which there is any direct or indirect ownership of 5% or more of the outstanding voting securities.
* Cost for federal income tax purposes is $358,080,761. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                 $ 80,754,510
                     Gross Unrealized Depreciation                   (2,640,679)
                                                                   ------------
                         Net Unrealized Appreciation               $ 78,113,831
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Internet
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.76%

                     Applications Software: 5.11%
    61,390   @,@@    OpenTV Corp.                                 $     834,904
    38,500     @     Peregrine Systems, Inc.                          1,066,065
                                                                  -------------
                                                                      1,900,969
                                                                  -------------
                     Business to Business/E-Commerce: 5.32%
    94,010     @     Commerce One, Inc.                                 627,987
    48,500     @     webMethods, Inc.                                 1,350,240
                                                                  -------------
                                                                      1,978,227
                                                                  -------------
                     Computer Services: 3.71%
    23,200     @     Sungard Data Systems, Inc.                       1,379,936
                                                                  -------------
                                                                      1,379,936
                                                                  -------------
                     Computers: 3.84%
    86,800     @     Sun Microsystems, Inc.                           1,429,596
                                                                  -------------
                                                                      1,429,596
                                                                  -------------
                     Data Processing/Management: 4.66%
     9,850           Automatic Data Processing                          529,339
    18,330           First Data Corp.                                 1,202,631
                                                                  -------------
                                                                      1,731,970
                                                                  -------------
                     E-Commerce/Products: 3.70%
    82,350     @     Amazon.Com, Inc.                                 1,374,422
                                                                  -------------
                                                                      1,374,422
                                                                  -------------
                     E-Commerce/Services: 7.39%
    34,150     @     eBay, Inc.                                       2,066,758
    11,700     @     TMP Worldwide, Inc.                                681,759
                                                                  -------------
                                                                      2,748,517
                                                                  -------------
                     Electronic Components --
                     Semiconductor: 6.77%
    54,100     @     Advanced Micro Devices                           1,528,325
    29,794     @     Broadcom Corp.                                     990,948
                                                                  -------------
                                                                      2,519,273
                                                                  -------------
                     E-Marketing/Information: 1.78%
    52,812     @     E.piphany, Inc.                                    662,791
                                                                  -------------
                                                                        662,791
                                                                  -------------
                     Enterprise Software/Services: 4.98%
    51,600     @     BEA Systems, Inc.                                1,851,408
                                                                  -------------
                                                                      1,851,408
                                                                  -------------
                     Internet Application Software: 5.32%
   109,226     @     Interwoven, Inc.                                $1,978,083
                                                                  -------------
                                                                      1,978,083
                                                                  -------------
                     Internet Infrastructure
                     Software: 12.56%
    50,678     @     Openwave Systems, Inc.                           1,942,488
    40,200     @     Retek, Inc.                                      1,407,402
    95,655     @     Tibco Software, Inc.                             1,320,039
                                                                  -------------
                                                                      4,669,929
                                                                  -------------
                     Internet Security: 13.19%
    27,280   @,@@    Check Point Software Technologies                1,469,301
    30,620     @     Internet Security Systems                        1,484,764
    34,540     @     VeriSign, Inc.                                   1,951,510
                                                                  -------------
                                                                      4,905,575
                                                                  -------------
                     Multimedia: 7.05%
    50,230     @     AOL Time Warner, Inc.                            2,623,513
                                                                  -------------
                                                                      2,623,513
                                                                  -------------
                     Networking Products: 4.28%
    82,670     @     Cisco Systems, Inc.                              1,592,224
                                                                  -------------
                                                                      1,592,224
                                                                  -------------
                     Telecom Services: 4.25%
   124,400   @,@@    Global Crossing Ltd.                             1,579,880
                                                                  -------------
                                                                      1,579,880
                                                                  -------------
                     Web Hosting/Design: 2.52%
   118,080     @     Exodus Communications, Inc.                        936,374
                                                                  -------------
                                                                        936,374
                                                                  -------------
                     Web Portals/Internet
                     Service Providers: 3.33%
    68,320     @     Yahoo, Inc.                                      1,237,275
                                                                  -------------
                                                                      1,237,275
                                                                  -------------
                     Total Common Stocks
                     (Cost $59,078,086)                              37,099,962
                                                                  -------------
 Principal
  Amount                                                               Value
--------------------------------------------------------------------------------

                     Total Investments in Securities
                     (Cost $ 59,078,086)*                 99.76%  $  37,099,962
                     Other Assets and Liabilities-Net      0.24%         89,043
                                                        -------   -------------
                     Net Assets                          100.00%  $  37,189,005
                                                        =======   =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $71,586,298. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                $   1,556,468
                     Gross Unrealized Depreciation                  (36,042,804)
                                                                  -------------
                         Net Unrealized Depreciation              $ (34,486,336)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 47.69%

                      Aerospace/Defense: 1.53%
     23,500           United Technologies Corp.                   $   1,957,785
                                                                  -------------
                                                                      1,957,785
                                                                  -------------
                      Banks: 1.92%
     50,100           J.P. Morgan Chase & Co.                         2,462,415
                                                                  -------------
                                                                      2,462,415
                                                                  -------------
                      Beverages: 1.25%
     16,000           Coca-Cola Co.                                     758,400
     18,900           Pepsico, Inc.                                     845,964
                                                                  -------------
                                                                      1,604,364
                                                                  -------------
                      Chemicals: 0.01%
        920    @@     Syngenta AG ADR                                     9,200
                                                                  -------------
                                                                          9,200
                                                                  -------------
                      Computers: 2.71%
     51,200           Compaq Computer Corp.                             818,688
      7,700     @     Dell Computer Corp.                               187,572
     32,900     @     EMC Corp.-Mass.                                 1,039,640
     12,600           International Business Machines Corp.           1,408,680
        548     @     McData Corp.                                       13,897
                                                                  -------------
                                                                      3,468,477
                                                                  -------------
                      Diversified Financial Services: 2.24%
     15,000           American Express Co.                              631,800
     18,266           Citigroup, Inc.                                   936,133
     19,600           Freddie Mac                                     1,297,520
                                                                  -------------
                                                                      2,865,453
                                                                  -------------
                      Electric: 2.77%
     19,400     @     Calpine Corp.                                     956,420
     28,600           Duke Energy Corp.                               1,307,592
     13,001           Mirant Corp.                                      510,939
     32,700           The Southern Co.                                  769,758
                                                                  -------------
                                                                      3,544,709
                                                                  -------------
                      Electronics: 1.22%
     45,000   @,@@    Flextronics Intl. Ltd.                          1,134,900
     19,900     @     Solectron Corp.                                   429,243
                                                                  -------------
                                                                      1,564,143
                                                                  -------------
                      Energy: 0.01%
     29,192     @     Orion Refining Corp.                               10,508
                                                                  -------------
                                                                         10,508
                                                                  -------------
                      Food: 0.72%
     18,200     @     Safeway, Inc.                               $     921,830
                                                                  -------------
                                                                        921,830
                                                                  -------------
                      Home Furnishings: 0.65%
     10,600    @@     Sony Corp. ADR                                    827,860
                                                                  -------------
                                                                        827,860
                                                                  -------------
                      Insurance: 2.66%
     10,060           American Intl. Group                              814,860
     46,000           John Hancock Financial Services                 1,822,060
      7,400           Marsh & McLennan Cos.                             776,260
                                                                  -------------
                                                                      3,413,180
                                                                  -------------
                      Leisure Time: 1.21%
     55,000    @@     Carnival Corp.                                  1,552,650
                                                                  -------------
                                                                      1,552,650
                                                                  -------------
                      Media: 1.98%
     32,800     @     AOL Time Warner, Inc.                           1,713,144
     20,000     @     Comcast Corp.                                     819,200
                                                                  -------------
                                                                      2,532,344
                                                                  -------------
                      Mining: 2.54%
     32,000    @@     Alcan, Inc.                                     1,433,600
     42,300           Alcoa, Inc.                                     1,825,245
                                                                  -------------
                                                                      3,258,845
                                                                  -------------
                      Miscellaneous Manufacturing: 3.28%
     35,500           General Electric Co.                            1,739,500
     12,500           Minnesota Mining & Manufacturing Co.            1,482,250
     17,100    @@     Tyco Intl. Ltd.                                   982,395
                                                                  -------------
                                                                      4,204,145
                                                                  -------------
                      Oil & Gas: 2.74%
      9,162           Exxon Mobil Corp.                                 813,128
     20,000           Halliburton Co.                                   934,800
     13,000    @@     Royal Dutch Petroleum Co.                         792,740
     18,000           Transocean Sedco Forex, Inc.                      962,100
                                                                  -------------
                                                                      3,502,768
                                                                  -------------
                      Pharmaceuticals: 2.03%
     27,200           Abbott Laboratories                             1,413,856
     27,675           Pfizer, Inc.                                    1,186,981
                                                                  -------------
                                                                      2,600,837
                                                                  -------------
                      Pipelines: 0.81%
     17,000     @     El Paso Corp.                               $   1,035,300
                                                                  -------------
                                                                      1,035,300
                                                                  -------------
                      Retail: 5.51%
     36,000     @     Best Buy Co., Inc.                              1,913,400
     16,700           Home Depot, Inc.                                  823,143
        112    @,X    International Fast Food Corp.                         585
     30,900           McDonald's Corp.                                  935,651
     23,300           Sears, Roebuck and Co.                            929,204
     27,100           Walgreen Co.                                    1,089,149
     26,500           Wal-Mart Stores, Inc.                           1,371,375
                                                                  -------------
                                                                      7,062,507
                                                                  -------------
                      Semiconductors: 2.18%
     55,000     @     Advanced Micro Devices                          1,553,750
     36,400           Texas Instruments, Inc.                         1,241,968
                                                                  -------------
                                                                      2,795,718
                                                                  -------------
                      Software: 2.59%
     32,000           Computer Associates Intl., Inc.                   907,520
     14,600           First Data Corp.                                  957,906
     20,900     @     Microsoft Corp.                                 1,445,862
                                                                  -------------
                                                                      3,311,288
                                                                  -------------
                      Telecommunications: 3.26%
     20,100           BellSouth Corp.                                   828,723
     15,900     @     Cisco Systems, Inc.                               306,233
     31,525   @,@@    Global Crossing Ltd.                              400,368
     20,100    @@     Nokia OYJ ADR                                     587,724
     31,448     @     Verizon Communications, Inc.                    1,724,966
     18,300     @     WorldCom, Inc.                                    326,472
                                                                  -------------
                                                                      4,174,486
                                                                  -------------
                      Tobacco: 1.22%
     30,400           Philip Morris Cos., Inc.                        1,562,864
                                                                  -------------
                                                                      1,562,864
                                                                  -------------
                      Transportation: 0.65%
     20,900     @     FedEx Corp.                                       836,000
                                                                  -------------
                                                                        836,000
                                                                  -------------
                      Total Common Stock
                      (Cost $ 55,417,525)                            61,079,676
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 16.84%

                      Aerospace/Defense: 0.41%
$   825,000           Simula, Inc., 8.000%, due 05/01/04                528,000
                                                                  -------------
                                                                        528,000
                                                                  -------------
                      Airlines: 0.71%
    936,875           Continental Airlines, Inc., 6.545%,
                       due 02/02/19                                     907,518
                                                                  -------------
                                                                        907,518
                                                                  -------------
                      Banks: 0.86%
  1,095,000    @@     Banco Santander-Chile, 6.500%,
                       due 11/01/05                                   1,102,935
                                                                  -------------
                                                                      1,102,935
                                                                  -------------
                      Building Materials: 0.32%
    400,000           Dayton Superior Corp., 13.000%,
                       due 06/15/09                                     410,000
                                                                  -------------
                                                                        410,000
                                                                  -------------
                      Chemicals: 0.12%
    800,000           Sterling Chemicals, Inc., 11.750%,
                       due 08/15/06                                     149,000
                                                                  -------------
                                                                        149,000
                                                                  -------------
                      Commercial Services: 0.75%
    250,000           Mail-Well, Inc., 8.750%, due 12/15/08             220,000
    840,000           Neff Corp., 10.250%, due 06/01/08                 441,000
    225,000           United Rentals, Inc., 8.800%, due 08/15/08        203,625
    100,000           United Rentals, Inc., 9.000%, due 04/01/09         91,000
                                                                  -------------
                                                                        955,625
                                                                  -------------
                      Diversified Financial Services: 2.07%
$   160,000    @@     Amvescap PLC, 6.375%, due 05/15/03          $     161,606
    500,000           Citigroup, Inc., 5.700%, due 02/06/04             505,090
  1,000,000           Ford Credit Co., 7.875%, due 06/15/10           1,051,451
    500,000           Household Finance Corp., 8.000%,
                       due 05/09/05                                     535,309
    660,000           Madison River Finance Corp., 13.250%,
                       due 03/01/10                                     399,300
                                                                  -------------
                                                                      2,652,756
                                                                  -------------
                      Electric: 1.22%
    100,000           AES Corp., 9.375%, due 09/15/10                   102,625
    300,000           AES Corp., 9.500%, due 06/01/09                   309,750
    400,000           Calpine Corp., 8.625%, due 08/15/10               400,556
    300,000           CMS Energy Corp., 9.875%, due 10/15/07            319,168
    400,000           TNP Enterprises, Inc., 10.250%,
                       due 04/01/10                                     436,500
                                                                  -------------
                                                                      1,568,599
                                                                  -------------
                      Environmental Control: 0.20%
    250,000           Allied Waste North America, 10.000%,
                       due 08/01/09                                     259,375
                                                                  -------------
                                                                        259,375
                                                                  -------------
                      Forest Products & Paper: 0.58%
    200,000           Buckeye Technologies, Inc., 9.250%,
                       due 09/15/08                                     201,000
    800,000    @@     Doman Industries Ltd., 8.750%,
                       due 03/15/04                                     540,000
                                                                  -------------
                                                                        741,000
                                                                  -------------
                      Holding Companies-Diversified: 0.33%
    430,000           Penhall Intl., Inc., 12.000%,
                       due 08/01/06                                     427,850
                                                                  -------------
                                                                        427,850
                                                                  -------------
                      Home Builders: 0.06%
$    75,000           Lennar Corp., 7.625%, due 03/01/09          $      73,046
                                                                  -------------
                                                                         73,046
                                                                  -------------
                      Internet: 0.16%
    300,000     +     Amazon.Com, Inc., 0/10.000%, due 05/01/08         199,875
                                                                  -------------
                                                                        199,875
                                                                  -------------
                      Iron/Steel: 0.11%
    100,000           AK Steel Corp., 7.875%, due 02/15/09               98,250
     50,000           Armco, Inc., 9.000%, due 09/15/07                  49,563
                                                                  -------------
                                                                        147,813
                                                                  -------------
                      Leisure Time: 0.31%
    600,000           Trump Atlantic City Associates, 11.250%,
                       due 05/01/06                                     399,750
                                                                  -------------
                                                                        399,750
                                                                  -------------
                      Lodging: 0.39%
     75,000           Prime Hospitality Corp., 9.750%,
                       due 04/01/07                                      77,063
    400,000           Station Casinos, Inc., 9.875%,
                       due 07/01/10                                     419,500
                                                                  -------------
                                                                        496,563
                                                                  -------------
                      Media: 1.73%
    500,000           Charter Communications Holdings Corp.,
                       8.625%, due 04/01/09                             480,000
  1,200,000           Classic Cable, Inc., 10.500%, due 03/01/10        423,000
    175,000           Echostar DBS Corp., 9.250%, due 02/01/06          177,188
    600,000           Northland Cable Television, Inc., 10.250%,
                       due 11/15/07                                     424,500
    600,000   @@,+    Telewest Communications PLC, 0/11.375%,
                       due 02/01/10                                     330,000
  1,450,000     +     UPC, 0/13.750%, due 02/01/10                      377,000
                                                                  -------------
                                                                      2,211,688
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

            PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------
 Principal
  Amount                                                               Value
--------------------------------------------------------------------------------

                      Oil & Gas: 2.20%
$   500,000           Energy Corp. of America, 9.500%,
                       due 05/15/07                               $     407,500
    100,820   @@,#    Hurricane Hydrocarbons, 16.000%,
                       due 12/31/01                                      97,039
    600,000           Northern Oil ASA, 10.000%, due 05/15/05           429,000
  1,000,000           Occidental Petroleum Corp., 7.650%,
                       due 02/15/06                                   1,055,023
    300,000           Premcor Refining Group, Inc., 8.625%,
                       due 08/15/08                                     262,500
    800,000           United Refining Co., 10.750%, due 06/15/07        564,000
                                                                  -------------
                                                                      2,815,062
                                                                  -------------
                      Regional(state/province): 0.35%
    450,000    @@     Province of Quebec, 5.500%, due 04/11/06          444,009
                                                                  -------------
                                                                        444,009
                                                                  -------------
                      Retail: 0.87%
    823,000           Hollywood Entertainment Corp., 10.625%,
                       due 08/15/04                                     646,055
    450,000           Wal-Mart Stores, Inc., 6.875%,
                       due 08/10/09                                     468,482
                                                                  -------------
                                                                      1,114,537
                                                                  -------------
                      Telecommunications: 2.65%
$   700,000           Adelphia Business Solutions, Inc.,
                       12.000%, due 11/01/07                      $     304,500
  1,000,000   @@,+    Call-Net Enterprises, Inc., 0/8.940%,
                       due 08/15/08                                     190,000
    600,000    @@     Call-Net Enterprises, Inc., 8.000%,
                       due 08/15/08                                     171,000
    700,000           Concentric Network Corp., 12.750%,
                       due 12/15/07                                     346,500
    300,000           Intermedia Communications, 12.250%,
                       due 03/01/09                                     220,500
    500,000           ITC Deltacom, Inc., 8.875%, due 03/01/08          322,500
    400,000           McLeodUSA, Inc., 11.375%, due 01/01/09            302,000
    425,000           Metromedia Fiber Network, Inc., 10.000%,
                       due 12/15/09                                     240,125
  1,000,000           NEON Communications, Inc., 12.750%,
                       due 08/15/08                                     400,000
    425,000           NMS Communciations Corp., 5.000%,
                       due 10/15/05                                     221,000
  2,000,000   ++,#    SA Telecommunications, Inc., 10.000%,
                       due 08/15/06                                          --
    500,000           WinStar Communications, Inc., 12.750%,
                       due 04/15/10                                      13,125
    450,000           WorldCom, Inc., 6.500%, due 05/15/04              451,509
    800,000     +     XO Communications, Inc., 0/9.450%,
                       due 04/15/08                                     212,000
                                                                  -------------
                                                                      3,394,759
                                                                  -------------
                      Transportation: 0.44%
     75,000           Gulfmark Offshore, Inc., 8.750%,
                       due 06/01/08                                      75,750
    500,000           Norfolk Southern Corp., 6.750%,
                       due 02/15/11                                     492,273
                                                                  -------------
                                                                        568,023
                                                                  -------------
                      Total Corporate Bonds
                      (Cost $25,132,236)                             21,567,783
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.19%

                      Federal Home Loan Mortgage
                      Association: 2.36%
$   946,927           5.500%, due 01/01/14                        $     921,180
    472,917           6.000% due 04/01/14                               468,481
  1,616,240           7.000% due 06/01/29                             1,631,384
                                                                  -------------
                                                                      3,021,045
                                                                  -------------
                      Federal National Mortgage
                      Association: 9.60%
    450,000           5.500%, due 05/02/06                              449,804
  3,300,000           6.420%, TBA, due 06/01/31                       3,320,109
  1,565,611           6.500%, due 06/01/14                            1,576,367
    382,718           6.500%, due 08/01/15                              385,432
  1,200,000           6.625%, due 10/15/07                            1,258,634
  2,509,959           7.000%, due 03/01/15                            2,570,439
  1,000,000           7.250%, due 01/15/10                            1,081,404
  1,000,000           7.500%, TBA due 09/01/30                        1,019,063
    611,984           8.000%, due 08/01/30                              633,783
                                                                  -------------
                                                                     12,295,035
                                                                  -------------
                      Government National Mortgage
                      Association: 4.23%
  3,321,236           6.500%, due 06/15/29                            3,293,694
  1,097,319           7.500%, due 11/15/29                            1,128,034
    956,253           8.000%, due 07/15/30                              992,849
                                                                  -------------
                                                                      5,414,577
                                                                  -------------
                      Total U.S. Government Agency Obligations
                      (Cost $20,418,832)                             20,730,657
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 8.44%

                      U.S. Treasury Bonds: 2.42%
$ 3,000,000           6.125%, due 08/15/29                        $   3,095,610
                                                                  -------------
                                                                      3,095,610
                                                                  -------------
                      U.S. Treasury Notes: 6.02%
  2,793,414           3.875%, due 01/15/09                            2,919,120
    300,000           4.750%, due 01/31/03                              302,847
    450,000           5.750%, due 11/15/05                              464,086
  3,750,000           6.500%, due 02/15/10                            4,026,694
                                                                  -------------
                                                                      7,712,747
                                                                  -------------
                      Total U.S. Treasury Obligations
                      (Cost $10,896,910)                             10,808,357
                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.46%

                      Commercial MBS: 1.90%
    490,000    #      Allied Capital Commercial Mortgage Trust,
                       6.710%, due 12/25/04                             499,577
    374,109    #      Criimi Mae CMBS Corp., 5.697%,
                       due 10/20/01                                     374,893
    450,000           First Union National Bank-Bank of America
                       Commercial Mortgage Trust, 6.136%, due
                       12/15/10                                         437,330
  1,085,354           GMAC Commercial Mortgage Securities, Inc.,
                       6.974%, due 05/15/08                           1,123,587
                                                                  -------------
                                                                      2,435,387
                                                                  -------------
                      Home Equity ABS: 0.56%
    700,000           Emergent Home Equity Loan Trust, 7.080%,
                       due 12/15/28                                     714,508
                                                                  -------------
                                                                        714,508
                                                                  -------------
                      Total Collateralized Mortgage Obligations
                      (Cost $ 3,068,967)                              3,149,895
                                                                  -------------

  Shares                                                               Value
--------------------------------------------------------------------------------

PREFERRED STOCK: 0.70%

                      Diversified Financial Services: 0.67%
     60,000    &      North Atlantic Trading Co.                  $     855,000
                                                                  -------------
                      Restaraunts: 0.00%
     13,251    X      International Fast Food Corp.                          --
                                                                  -------------
                      Telecommunications: 0.03%
      3,236           XO Communications, Inc.                            47,726
                                                                  -------------
                      Total Preferred Stock
                      (Cost $ 2,001,852)                                902,726
                                                                  -------------
WARRANTS: 0.01%
                      Building Materials: 0.00%
        400           Dayton Superior Corp.                       $       8,050
                                                                  -------------
                      Food/Beverage: 0.00%
        370           North Atlantic Trading Co.                              4
                                                                  -------------
                      Miscellaneous Manufacturing: 0.01%
        500           Packaged Ice, Inc.                                 10,500
                                                                  -------------
                      Telecommunications: 0.00%
        500           Iridium World Communications, Inc.                      5
      1,000           UNIFI Communications, Inc.                             10
                                                                  -------------
                                                                             15
                                                                  -------------
                      Total Warrants
                      (Cost $57,953)                                     18,569
                                                                  -------------
                      Total Long-Term Investments
                      (Cost $116,994,275)                           118,257,663
                                                                  -------------

 Principal
  Amount                                                               Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 9.25%

                      Repurchase Agreement: 9.25%
$11,844,000           State Street Bank & Trust Repurchase
                       Agreement, 4.000%, due 06/01/01
                       (Collateralized by $10,405,000 U.S.
                       Treasury Bonds, 7.500%, Due 11/15/16,
                       Market Value $12,082,806)                  $  11,844,000
                                                                  -------------
                      Total Short-Term Investments
                      (Cost $11,844,000)                             11,844,000
                                                                  -------------
                      Total Investments in Securities
                      (Cost $ 128,838,275)*              101.58%  $ 130,101,663
                      Other Assets and Liabilities-Net    -1.58%     (2,019,813)
                                                        -------   -------------
                      Net Assets                         100.00%  $ 128,081,850
                                                        =======   =============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
++   Defaulted security
&    Payment in-kind security
@@   Foreign Issuer
X Market value determined by Pilgrim Valuation Committee appointed by the Fund's Board of Directors.
ADR  American Depository Receipt
* Cost for federal income tax purposes is $128,879,174. Net unrealized appreciation consists of:

                      Gross Unrealized Appreciation               $  11,103,886
                      Gross Unrealized Depreciation                  (9,881,397)
                                                                  -------------
                         Net Unrealized Appreciation              $   1,222,489
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

                   PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 15.07%

                    Biotechnology: 0.99%
     60,000    @    IDEC Pharmaceuticals Corp.                    $   3,696,000
                                                                  -------------
                                                                      3,696,000
                                                                  -------------
                    Media: 2.11%
    127,100         MediaOne Group, Inc.                              7,848,425
                                                                  -------------
                                                                      7,848,425
                                                                  -------------
                    Oil & Gas: 0.72%
     50,000         Transocean Sedco Forex, Inc.                      2,672,500
                                                                  -------------
                                                                      2,672,500
                                                                  -------------
                    Savings & Loans: 4.43%
    253,700         Sovereign Bancorp, Inc.                          16,490,500
                                                                  -------------
                                                                     16,490,500
                                                                  -------------
                    Semiconductors: 5.13%
    675,640    @    Advanced Micro Devices                           19,086,830
                                                                  -------------
                                                                     19,086,830
                                                                  -------------
                    Telecommunications: 0.00%
      5,098    @    WinStar Communications, Inc.                            459
                                                                  -------------
                                                                            459
                                                                  -------------
                    Transportation: 1.69%
    105,800         United Parcel Service, Inc.                       6,289,810
                                                                  -------------
                                                                      6,289,810
                                                                  -------------
                    Total Common Stock
                    (Cost $ 52,300,592)                              56,084,524
                                                                  -------------
COVERTIBLE PREFERRED STOCKS: 10.63%

                    Diversified Financial Services: 3.25%
    207,668         AES Trust VII                                 $  12,096,661
                                                                  -------------
                                                                     12,096,661
                                                                  -------------
                    Electric: 2.88%
    104,781         Calpine Capital Trust II                         10,726,955
                                                                  -------------
                                                                     10,726,955
                                                                  -------------
                    Food: 0.67%
     60,000         Suiza Capital Trust II                            2,475,600
                                                                  -------------
                                                                      2,475,600
                                                                  -------------
                    Media: 0.76%
    171,769         UnitedGlobalCom, Inc.                         $   2,834,189
                                                                  -------------
                                                                      2,834,189
                                                                  -------------
                    Oil & Gas: 1.84%
    122,005         Weatherford Intl., Inc.                           6,862,781
                                                                  -------------
                                                                      6,862,781
                                                                  -------------
                    Retail: 0.05%
      3,500         Wendy's Financing I                                 182,875
                                                                  -------------
                                                                        182,875
                                                                  -------------
                    Telecommunications: 1.18%
     28,411   @@    Global Crossing Ltd.                              4,346,883
     51,932         WinStar Communications, Inc.                         25,974
                                                                  -------------
                                                                      4,372,857
                                                                  -------------
                    Total Convertible Preferred Stocks
                    (Cost $ 42,945,342)                              39,551,918
                                                                  -------------
CONVERTIBLE CORPORATE BONDS: 67.70%

                    Biotechnology: 6.88%
  8,000,000         Aviron, 5.250%, due 02/01/08                  $   8,550,000
  2,360,000    @    IDEC Pharmaceuticals Corp., 0.000%,
                     due 02/16/19                                     6,018,000
  9,511,000         Millennium Pharmaceuticals, 5.500%,
                     due 01/15/07                                    11,044,648
                                                                  -------------
                                                                     25,612,648
                                                                  -------------
                    Computers: 8.28%
 12,574,000    #    ASML Lithography Holding NV, 4.250%,
                     due 11/30/04                                    12,228,215
 18,126,000         Hewlett-Packard Co., 0.010%, due 10/14/17        10,082,587
  2,729,000         Veritas Software Corp., 1.856%, due 08/13/06      5,348,840
    450,000         Veritas Software Corp., 5.250%, due 11/01/04      3,161,813
                                                                  -------------
                                                                     30,821,455
                                                                  -------------
                    Distribution/Wholesale: 1.24%
  5,000,000         Costco Wholesale Corp., 0.010%, due 08/19/17      4,612,500
                                                                  -------------
                                                                      4,612,500
                                                                  -------------
                    Diversified Financial Services: 0.93%
  2,000,000         Merrill Lynch & Co., 0.000%, due 05/23/31     $   1,042,500
    500,000         Orion Power Holdings, Inc., 4.500%,
                     due 06/01/08                                       500,000
  3,500,000    #    Verizon Global Funding Corp., 0.000%,
                     due 05/15/21                                     1,907,500
                                                                  -------------
                                                                      3,450,000
                                                                  -------------
                    Electronics: 8.45%
  4,034,000         OAK Industries, Inc., 4.875%, due 03/01/08        4,971,905
  5,000,000         Sanmina Corp., 0.000%, due 09/12/20               1,837,500
  2,771,000         Sanmina Corp., 4.250%, due 05/01/04               3,872,472
 35,128,000         Solectron Corp., 0.010%, due 05/08/20            18,266,560
  5,000,000         Solectron Corp., 0.000%, due 01/27/19             2,506,250
                                                                  -------------
                                                                     31,454,687
                                                                  -------------
                    Healthcare-Services: 4.39%
  6,946,000    #    Universal Health Services, 0.426%,
                     due 06/23/20                                     3,828,983
 16,000,000         Wellpoint Health Networks, 0.000%,
                     due 07/02/19                                    12,500,000
                                                                  -------------
                                                                     16,328,983
                                                                  -------------
                    Media: 7.89%
 12,997,000         AT&T -- Liberty Media Corp., 4.000%,
                     due 11/15/29                                     9,455,318
 20,594,000         Clear Channel Communications, 1.500%,
                     due 12/01/02                                    19,924,695
                                                                  -------------
                                                                     29,380,013
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

             PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------

                    Oil & Gas: 10.51%
  7,556,000         Anadarko Petroleum Corp., 0.000%,
                     due 03/07/20                                 $   5,950,350
  2,518,000         Devon Energy Corp., 4.900%, due 08/15/08          2,599,835
 13,235,000         Kerr-McGee Corp., 5.250%, due 02/15/10           17,056,606
 21,703,000         Transocean Sedco Forex, Inc., 0.000%,
                     due 03/24/20                                    13,537,246
                                                                  -------------
                                                                     39,144,037
                                                                  -------------
                    Pharmaceuticals: 3.89%
  3,200,000         Alza Corp., 0.000%, due 07/28/20                  2,292,000
  2,500,000         COR Therapeutics, Inc., 5.000%,
                     due 03/01/07                                     3,087,500
  5,426,000   @@    Elan Finance Corp. Ltd., 0.000%,
                     due 12/14/18                                     4,612,100
  6,148,000    #    Roche Holdings, Inc., 0.010%, due 01/19/15        4,480,355
                                                                  -------------
                                                                     14,471,955
                                                                  -------------
                    Semiconductors: 5.06%
  8,466,000         Cypress Semiconductor Corp., 4.000%,
                     due 02/01/05                                     7,513,575
  8,058,000   @@    STMicroelectronics NV, 0.010%, due 09/22/09       8,652,278
  4,000,000  @@,#   STMicroelectronics NV, 0.000%, due 11/16/10       2,660,000
                                                                  -------------
                                                                     18,825,853
                                                                  -------------
                    Software: 2.05%
  6,500,000         Nvidia Corp., 4.750%, due 10/15/07                7,653,750
                                                                  -------------
                                                                      7,653,750
                                                                  -------------
                    Telecommunications: 8.13%
  3,000,000         CIENA Corp., 3.750%, due 02/01/08             $   2,542,500
 13,000,000         Corning, Inc., 0.000%, due 11/08/15               7,686,250
  2,425,000         Gilat Satellite Networks Ltd., 4.250%,
                     due 03/15/05                                     1,461,063
  8,471,000         Juniper Networks, Inc., 4.750%,
                     due 03/15/07                                     6,300,305
 14,741,000         Nextel Communications, Inc., 5.250%,
                     due 01/15/10                                     9,157,846
  4,000,000         Oni Systems Corp., 5.000%, due 10/15/05           3,105,000
                                                                  -------------
                                                                     30,252,964
                                                                  -------------
                    Convertible Corporate Bonds
                    (Cost $298,441,378)                             252,008,845
                                                                  -------------
WARRANTS: 2.65%
                    Savings & Loans: 2.65%
    190,000    #    Washington Mutual, Inc.                       $   9,880,000
                                                                  -------------
                                                                      9,880,000
                                                                  -------------
                    Total Warrants
                    (Cost $9,793,100)                                 9,880,000
                                                                  -------------
                    Total Long-Term Investments
                    (Cost $403,480,412)                             357,525,287
                                                                  -------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 3.94%

                    Repurchase Agreement: 3.94%
$14,676,000         State Street Bank Repurchase Agreement
                     4.000%, due 06/01/01, (Collateralized by
                     $11,260,000 U.S. Treasury Bonds, 8.875%,
                     Due 08/15/17, Market Value $14,975,361)      $  14,676,000
                                                                  -------------
                    Total Short-Term Investments
                    (Cost $14,676,000)                               14,676,000
                                                                  -------------
                    Total Investments in Securities
                    (Cost $ 418,156,412)*                99.99%   $ 372,201,287
                    Other Assets and Liabilities-Net      0.01%          51,724
                                                       -------    -------------
                    Net Assets                          100.00%   $ 372,253,011
                                                       =======    =============

@    Non-income producing security
@@   Foreign Issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
* Cost for federal income tax purposes is $420,888,677. Net unrealized depreciation consists of:

                    Gross Unrealized Appreciation                 $  22,988,029
                    Gross Unrealized Depreciation                   (71,675,419)
                                                                  -------------
                         Net Unrealized Depreciation              $ (48,687,390)
                                                                  =============

                 See Accompanying Notes to Financial Statements

                        SHAREHOLDER MEETINGS (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Funds, held February 22, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

                                                Shares voted
                                Shares           against or          Shares          Broker          Total
                               voted for          withheld          abstained        non-vote        Voted
                               ---------          --------          ---------        --------        -----
ING Growth & Income
1.   To approve an agreement and plan of reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Growth & Income Fund by Pilgrim Growth and Income Fund in exchange for shares of the corresponding class of ING
     Growth & Income Fund and the subsequent liquidation of ING Growth & Income Fund.

                               2,781,201            1,876             31,887             --         2,814,964

2.   To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                               2,781,207            2,097             31,660             --         2,814,964

ING Focus Fund
1.   To approve an agreement and plan of reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Focus Fund by Pilgrim LargeCap Growth Fund in exchange for shares in the corresponding class of Pilgrim LargeCap
     Growth Fund and the subsequent liquidation of ING Focus Fund.

                               2,878,685            5,656             17,564             --         2,901,905

2.   To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                               2,862,427            9,292             30,186             --         2,901,905

ING Large Cap Growth
1.   To approve an agreement and plan of reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Large Cap Growth Fund by Pilgrim LargeCap Growth Fund in exchange for shares in the corresponding class of Pilgrim
     LargeCap Growth Fund and the subsequent liquidation of ING Large Cap Growth Fund.

                               2,943,616           16,367             36,711             --         2,996,694

2.   To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                               2,942,444            8,527             45,723             --         2,996,694

ING Mid Cap Growth
1.   To approve an agreement and plan of reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Mid Cap Growth Fund by Pilgrim MidCap Opportunities Fund in exchange for shares in the corresponding class of
     Pilgrim MidCap Opportunities Fund and the subsequent liquidation of ING Mid Cap Growth Fund.

                               2,592,947            3,429             11,450             --         2,607,826

2.   To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                               2,591,049            2,303             14,474             --         2,607,826

ING Small Cap Growth

1.   To approve an agreement and plan of reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Small Cap Growth Fund by Pilgrim SmallCap Opportunities Fund in exchange for shares in the corresponding class of
     Pilgrim SmallCap Opportunities Fund and the subsequent liquidation of ING Small Cap Growth Fund.

                               3,007,395            7,160             12,232             --         3,026,787

2.   To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                               3,003,117            5,806             17,864             --         3,026,787

                        SHAREHOLDER MEETINGS (Unaudited)
--------------------------------------------------------------------------------

                                                Shares voted
                                Shares           against or          Shares          Broker          Total
                               voted for          withheld          abstained        non-vote        Voted
                               ---------          --------          ---------        --------        -----
A special meeting of shareholders of the Pilgrim Group held February 23, 2001, at the offices of ING Pilgrim, 7337 East Doubletree
Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Pilgrim Large Cap Leaders
1.   To approve an agreement and plan of reorganization providing for the aquisition of all of the assets and liabilities of Pilgrim
     LargeCap Leaders by Pilgrim MagnaCap Fund.

                               1,174,456           23,913             41,971             --         1,240,340

2.   To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                               1,159,381           25,484             55,475             --         1,240,340

Pilgrim MidCap Value Fund
1.   To approve an agreement and plan of reorganization providing for the aquisition of all of the assets and liabilities of Pilgrim
     MidCap Value Fund by Pilgrim MagnaCap Fund.

                               1,362,340           49,581             37,110             --         1,449,031

2.   To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

                               1,391,606           23,061             34,364             --         1,449,031

A special meeting of shareholders of Pilgrim Bank and Thrift Fund, Inc. (the "Fund") held May 22, 2001, at the offices of ING
Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

1.   To approve an amendment to the Fund's investment objectives to eliminate income as an objective, so that long-term capital appreciation would be the sole objective.

                               7,080,221          994,242            312,703      1,674,683        10,061,849

2.   To change the Fund's fundamental investment policy under which the Fund invests at least 65% of its assets in banks, thrifts and related companies to allow the Fund to invest in other types of financial services companies.

                               7,288,228          831,209            267,729      1,674,683        10,061,849

3.   To approve amendments to the Fund's fundamental investment restriction on investing more than 25% of the Fund's assets in any industry other than banking and thrift industries, to allow the Fund to invest more extensively in financial services companies.

                               7,364,246          746,321            276,599      1,674,683        10,061,849

4.   To approve amendments to the Fund's fundamental investment restrictions on investing in illquid securities.

                               6,974,485        1,009,611            403,070      1,674,683        10,061,849

5.   To ratify the selection of KPMG LLP as independent auditors of the Fund for the fiscal year ending May 31, 2001.

                               9,644,733          160,309            256,807             --        10,061,849

6.   To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

                               9,296,532          331,877            433,440             --        10,061,849

-------
Pilgrim
Funds
-------

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the periods ended May 31, 2001 were as follows:

Fund Name                          Type                         Per Share Amount
---------                          ----                         ----------------
MagnaCap
  Class A                           NII                             $0.0877
  Class B                           NII                             $0.0041
  Class C                           NII                             $0.0041
  Class M                           NII                             $0.0055
  Class Q                           NII                             $0.1027
  All Classes                      LTCG                             $1.8760

Tax Efficient Equity
  Class A                           NII                             $0.0274
  Class B                           NII                             $0.0147
  Class C                           NII                             $0.0149

LargeCap Growth
  All Classes                      STCG                             $0.1710
  All Classes                      LTCG                             $0.2950

MidCap Growth
  Class A                          STCG                             $0.8256
  Class B                          STCG                             $0.9656
  Class C                          STCG                             $0.7583
  Class Q                          STCG                             $1.0454
  Class A                          LTCG                             $3.8774
  Class B                          LTCG                             $4.5349
  Class C                          LTCG                             $3.5611
  Class Q                          LTCG                             $4.9097

Growth + Value
  All Classes                      LTCG                             $2.1526
  All Classes                       ROC                             $0.0629

SmallCap Growth
  Class A                          LTCG                             $2.0134
  Class B                          LTCG                             $2.5150
  Class C                          LTCG                             $1.9673
  Class Q                          LTCG                             $2.2417

Financial Services
  Class A                           NII                             $0.3329
  Class B                           NII                             $0.1864
  All Classes                      STCG                             $0.1540

Internet
  All Classes                      STCG                             $1.8450

Balanced
  Class A                           NII                             $0.5051
  Class B                           NII                             $0.3937
  Class C                           NII                             $0.3898
  Class Q                           NII                             $0.4563
  Class T                           NII                             $0.4799
  Class A                          STCG                             $0.0826
  Class B                          STCG                             $0.0885
  Class C                          STCG                             $0.0794
  Class Q                          STCG                             $0.0821
  Class T                          STCG                             $0.0883
  Class A                          LTCG                             $1.0693
  Class B                          LTCG                             $1.1465
  Class C                          LTCG                             $1.0282
  Class Q                          LTCG                             $1.0628
  Class T                          LTCG                             $1.1443

Convertible
  Class A                           NII                             $0.5061
  Class B                           NII                             $0.3373
  Class C                           NII                             $0.3455
  Class Q                           NII                             $0.5288
  Class A                          STCG                             $2.8578
  Class B                          STCG                             $3.1192
  Class C                          STCG                             $2.9252
  Class Q                          STCG                             $2.7688
  Class A                          LTCG                             $1.9978
  Class B                          LTCG                             $2.1805
  Class C                          LTCG                             $2.0448
  Class Q                          LTCG                             $1.9355

----------
NII  -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain
ROC  -- Return of Capital

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2001, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

INVESTMENT MANAGER

ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR

ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN

State Street Bank & Trust
One Heritage Drive
North Quincy, Massachusetts 02171

State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

[LOGO] ING PILGRIM                                          USEQANN053101-072701